Exhibit 10.42
CONFIDENTIAL TREATMENT REQUESTED UNDER
C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.
[*****] INDICATES OMITTED MATERIAL THAT IS THE
SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST
FILED SEPARATELY WITH THE COMMISSION.
THE OMITTED MATERIAL HAS BEEN FILED
SEPARATELY WITH THE COMMISSION.

CUSTOMER CARE AND BILLING SERVICES AGREEMENT
BETWEEN
CLEARWIRE US LLC (“Clearwire”)
AND
AMDOCS SOFTWARE SYSTEMS LIMITED
(“Amdocs”)

[*****]	- 1 -
Amended and Restated Customer Care and Billing Services Agreement		Confidential

TABLE OF CONTENTS

Contents
1	TRANSITION; [*****]			11
2	AMDOCS SERVICES			11
	2.1	Generally		11
		2.1.1	Implementation	12
		2.1.2	Disaster Recovery Plan	12
		2.1.3	Additional Releases	13
	2.2	Maintenance Services		13
	2.3	Committed Operation Services		13
	2.4	[*****]		13
	2.5	Additional Services; Change Request Procedure		13
		2.5.1	Additional Services	13
		2.5.2	Change Request Procedure	14
	2.6	Creditable Performance Specifications		14
	2.7	Non-Exclusivity		15
	2.8	[*****]		15
3	RESPONSIBILITIES OF CLEARWIRE			15
	3.1	Generally		15
	3.2	Overhead; Supplies		15
4	RELATIONSHIP MANAGEMENT			16
	4.1	Steering Committee		16
	4.2	Personnel		16
		4.2.1	Key Personnel	16
		4.2.2	Program Managers	17
		4.2.3	Additional Personnel	17
		4.2.4	Non-Solicitation of Employees	17
		4.2.5	Responsibility of Personnel	17
		4.2.6	Individual Performance	17
	4.3	Acceptance Testing		18
		4.3.1	Software Component Testing	18
		4.3.2	Non Software Acceptance	19

Customer Care and Billing Services Agreement	Confidential

		4.3.3	[*****]	19
		4.3.4	Initial release and related documentation	19
		4.3.5	Assignment of testing responsibilities	19
	4.4	Dispute Resolution		19
		4.4.1	Disputes	19
		4.4.2	Unresolved Disputes	20
		4.4.3	No Termination or Suspension of Services	20
		4.4.4	Injunctive Relief	20
	4.5	Clearwire’s Policies		20
5	CHARGES, CREDITS AND PAYMENTS			21
	5.1	Generally		21
		5.1.1	Charges	21
		5.1.2	Adjustment of Charges	22
		5.1.3	License to Generic Product	22
	5.2	Reporting, Invoicing and Payment		23
		5.2.1	Reports	23
		5.2.2	Invoicing of License, and Implementation Fees	23
		5.2.3	Invoicing of Monthly Subscriber Fee	23
		5.2.4	Invoicing of Additional Services	23
		5.2.5	Invoices	24
		5.2.6	Performance Credits and Bonuses	24
		5.2.7	Payments	24
		5.2.8	Third Party Services	25
		5.2.9	Taxes	26
	5.3	Expenses		27
6	TERM AND TERMINATION			27
	6.1	Term		27
	6.2	Termination For Convenience; Termination For Force Majeure; Termination For Financial Instability; Effect Of Termination		27
		6.2.1	Termination for Convenience	27
		6.2.2	Termination for Force Majeure Event	28
		6.2.3	Termination for Financial Instability	28
		6.2.4	Effect of Termination	29

Customer Care and Billing Services Agreement	Confidential

	6.3	Termination for Cause		29
		6.3.1	Critical Defaults	29
		6.3.2	Material Defaults	29
		6.3.3	Other Defaults	30
	6.4	Extension of Services		30
	6.5	Transfer Assistance		30
7	CONFIDENTIAL INFORMATION AND SECURITY			31
	7.1	Generally		31
	7.2	Exclusions		32
	7.3	Required Disclosure		32
	7.4	Notification		32
	7.5	Return of Confidential Information		33
	7.6	Confidentiality Agreements		33
	7.7	Security		33
	7.8	Off shore [*****]		33
8	INTELLECTUAL PROPERTY RIGHTS			34
	8.1	Ownership of Customized Materials; License to Use Customized Materials		34
		8.1.1	Allocation of Rights	34
		8.1.2	Categories of Customized Materials	35
		8.1.3	Escrow	38
		8.1.4	In-Sourcing	40
		8.1.5	Intellectual Property Protection	40
	8.2	Ownership of Standard Materials; License to Use Standard Materials		40
		8.2.1	Ownership by Amdocs	40
		8.2.2	License to Standard Materials	40
	8.3	Copyright Notice		41
	8.4	Rights and Licenses		41
		8.4.1	Amdocs Third Party Materials	41
		8.4.2	Clearwire Third Party Materials	42
9	INDEMNIFICATION AND INSURANCE			42
	9.1	Indemnity by Amdocs and Clearwire		42
	9.2	Tax Indemnity by Amdocs		42

Customer Care and Billing Services Agreement	Confidential

	9.3	Third Party Matters		43
	9.4	Indemnification Procedures		43
	9.5	Subrogation		44
	9.6	Insurance		44
10	LIMITATION OF LIABILITY; REMEDIES			45
	10.1	Limitation of Liability and Disclaimers		46
	10.2	Remedies		46
		10.2.1	Remedies	46
		10.2.2	Attorney’s Fees	46
	10.3	Breach		47
	10.4	Delay		47
11	WARRANTY			47
	11.1	Authorization and Enforceability		47
	11.2	Compliance with Laws and Obligations		48
	11.3	Additional Amdocs’ Representations, Warranties and Covenants		48
12	DEFINITIONS; INTERPRETATION			49
	12.1	Defined Terms		49
		12.1.1	Acceptance Testing	50
		12.1.2	Account	50
		12.1.3	Additional Licenses	50
		12.1.4	Additional Licenses Fees	50
		12.1.5	Additional Release	50
		12.1.6	Additional Services	50
		12.1.7	Additional Services Fees	50
		12.1.8	Additional Services Order or ASO	50
		12.1.9	Affiliate	51
		12.1.10	Agreement	51
		12.1.11	Amdocs	51
		12.1.12	Amdocs Competitor	51
		12.1.13	Amdocs Indemnitees	51
		12.1.14	Amdocs Integration Testing	51
		12.1.15	Amdocs Legal Requirements	51

Customer Care and Billing Services Agreement	Confidential

12.1.16	Amdocs Program Manager	51
12.1.17	Amdocs Rate	51
12.1.18	Amdocs Testing Activities	52
12.1.19	API DFS	52
12.1.20	Arbitrator	52
12.1.21	[*****]	52
12.1.22	[*****]	52
12.1.23	Audits	52
12.1.24	Change Requests or CRs	52
12.1.25	Change Requests Charges or CRs Charges	52
12.1.26	Change Requests Form or CR Request Form	52
12.1.27	Clearwire	52
12.1.28	Clearwire 4G Portal	53
12.1.29	Clearwire 4G	53
12.1.30	Clearwire Business Initiative	53
12.1.31	Clearwire Competitor	53
12.1.32	Clearwire Data	53
12.1.33	Clearwire-Owned Property	53
12.1.34	Clearwire Entity	54
12.1.35	Clearwire Indemnitees	54
12.1.36	Clearwire Legal Requirements	54
12.1.37	Clearwire’s Program Manager	54
12.1.38	Clearwire Restricted Data	54
12.1.39	Clearwire Testing Activities	54
12.1.40	Committed Operation Services	54
12.1.41	Computable Amounts	54
12.1.42	Confidential Information	55
12.1.43	Conversion Testing	55
12.1.44	CPSs	55
12.1.45	Critical Defaults	55
12.1.46	Customized Product	55
12.1.47	Customized Materials	55

Customer Care and Billing Services Agreement	Confidential

12.1.48	Customization	56
12.1.49	Customization Services	56
12.1.50	Data Center	56
12.1.51	Data and Modified Data	56
12.1.52	Default	56
12.1.53	Defense	57
12.1.54	Delay	57
12.1.55	Deliverables	57
12.1.56	Device	57
12.1.57	Disabling Device	57
12.1.58	Disentanglement Obligations	58
12.1.59	Dispute Resolution Process	58
12.1.60	Documentation	58
12.1.61	Due Date	58
12.1.62	Effective Date	58
12.1.63	Feature	58
12.1.64	Final Acceptance	58
12.1.65	Final Conversion Date	58
12.1.66	Final Conversion Milestone	59
12.1.67	Force Majeure Event	59
12.1.68	GAAP	59
12.1.69	Generic Product	59
12.1.70	Impact Assessment Document	59
12.1.71	Implementation Fees	59
12.1.72	Implementation Contact and Escalation List	59
12.1.73	[*****]	59
12.1.74	Infringement Claims	59
12.1.75	Initial Release	60
12.1.76	Interest	60
12.1.77	Interconnectivity Testing	60
12.1.78	International Affiliate	60
12.1.79	Issues	60

Customer Care and Billing Services Agreement	Confidential

12.1.80	Key Personnel	60
12.1.81	License Fees	60
12.1.82	Maintenance Services	60
12.1.83	Major Additional Release	61
12.1.84	Materials	61
12.1.85	Milestones	61
12.1.86	Monthly Subscriber Fees	61
12.1.87	Offer	61
12.1.88	Other Default	61
12.1.89	Overall CPS Score	61
12.1.90	Overall Timeline	61
12.1.91	Party	61
12.1.92	Payment Method	61
12.1.93	Performance Credits	62
12.1.94	Performance Testing	62
12.1.95	Person	62
12.1.96	Personnel	62
12.1.97	Privacy Restricted Data	62
12.1.98	Project Plan	62
12.1.99	Release	62
12.1.100	Root-Cause Analysis	62
12.1.101	Sales and Use Taxes	62
12.1.102	SAS Document	63
12.1.103	Services	63
12.1.104	Software Components	63
12.1.105	Software/Hardware Environments	63
12.1.106	Specifications	63
12.1.107	Standard Materials	63
12.1.108	Steering Committee	64
12.1.109	Sub System Testing	64
12.1.110	Subcontractor	64
12.1.111	Subscriber	64

Customer Care and Billing Services Agreement	Confidential

		12.1.112	Subsidiary	64
		12.1.113	Suspension	65
		12.1.114	System Test Results	65
		12.1.115	System Testing	65
		12.1.116	Term	65
		12.1.117	Termination Date	65
		12.1.118	Termination Notice	65
		12.1.119	Termination Statement	65
		12.1.120	Testing Activities	65
		12.1.121	Testing Environment	65
		12.1.122	Third Party	65
		12.1.123	Unfavorable CPS Points	66
		12.1.124	Unit Testing	66
		12.1.125	United States	66
	12.2	Interpretation		66
13	GENERAL			66
	13.1	Assignment and Binding Nature		66
	13.2	Audits, Records		67
	13.3	Data Privacy		69
	13.4	Force Majeure		69
	13.5	Freedom of Action		70
	13.6	Governing Law and Jurisdiction		71
	13.7	Risk of Loss		71
	13.8	Interpretation		71
	13.9	Modifications		72
	13.10	Notifications and Approvals		72
	13.11	Publicity		74
	13.12	Relationship, Subcontractors		74
	13.13	Severability		75
	13.14	Survival		75
	13.15	Third Party Beneficiaries		75
	13.16	Waiver		75

Customer Care and Billing Services Agreement	Confidential

13.17	Captions; Section Numbers	76
13.18	Counterparts	76
13.19	Entire Agreement	76
13.20	Order of Precedence	76
LIST OF EXHIBITS AND SCHEDULES

Schedule	Title
Schedule A	Customized Product Functionality, Implementation and Conversion Roles and Responsibilities
Schedule B	Roles and Responsibilities
Schedule C	Creditable Performance Specifications (CPSs)
Schedule D	Charges
Schedule E	Data Centers
Schedule F	Steering Committee
Schedule G	Key Personnel and Program Manager
Schedule H	Overall Timeline
Schedule I	Place Holder
Schedule J	Envelope Parameters
Schedule K	Party Competitors
Schedule L	Clearwire Third Party Materials
Schedule M	Form of Additional Services
Schedule N	Services Matrix
Schedule O	Change Request Procedure
Schedule P	Privacy and Security Attachment

Exhibits
Exhibit A	Electronic Payment Platform
Exhibit B	Form of Statement by Clearwire Regarding Termination

Customer Care and Billing Services Agreement	Confidential

CUSTOMER CARE AND BILLING SERVICES AGREEMENT
     THIS CUSTOMER CARE AND BILLING SERVICES AGREEMENT (“Agreement”) is made as of the 31 day of March 2009 (the “Effective Date”) by and between CLEARWIRE US LLC, a limited liability company organized under the laws of the State of Nevada, having offices at 4400 Carillon Point, Kirkland, WA 98033 (hereinafter referred to as “Clearwire”); and AMDOCS SOFTWARE SYSTEMS LIMITED, a company incorporated under the laws of Ireland having offices at First Floor, Block S, East Point Business Park, Dublin 3, Ireland (hereinafter referred to as “Amdocs”).
RECITALS
     A. Clearwire, with its Subsidiaries and Affiliates, operates a WiMAX network.
     B. Amdocs provides customer care and billing software and services for operators of wireless networks.
     C. Amdocs and [*****], a Subsidiary of Clearwire, are parties through divestiture to that certain Additional Services Order [*****], issued pursuant to the provisions of that certain Amended and Restated Customer Care and Billing Services Agreement between Amdocs and [*****], as amended (the “Original Agreement”), pursuant to which Amdocs provides customer care and billing system and related services for the 4G operation operated by [*****].
     D. For and in consideration of the mutual promises and covenants contained herein, the Parties, intending to be legally bound, hereby contract and agree as follows (capitalized terms herein not otherwise defined being used as defined in Section 12):
1	TRANSITION; [*****]
     The Parties agree that: (i) the terms and conditions set forth in this Agreement shall apply to the Services and other performance of the Parties hereunder on or after the Effective Date; and (ii) the terms and conditions of [*****] shall continue to apply with respect to any claim or obligation related to the Services (as such term was defined in the Original Agreement) and other performance of the Parties under the Original Agreement prior to the Effective Date.
2	AMDOCS SERVICES
2.1	Generally
          Amdocs shall perform the Services in accordance with this Agreement, as further specified herein below. Amdocs shall also provide any Additional Services specified in Orders entered into pursuant to the provisions of Section 2.5.1.
          Amdocs agrees to maintain and operate the Initial Release for the benefit of Clearwire and to further customize the Customized Product and develop the Customized Product in accordance with the Specifications with respect to Additional Release No. 1 (as described in Schedule A) including conversion of Clearwire’s existing billing systems data to the Customized Product (which will ultimately

Customer Care and Billing Services Agreement	Confidential

replace Clearwire’s existing billing systems) for the remainder of the Term and, during such operational period, to continue to customize the Customized Product in Additional Releases, and implement such Additional Releases in the Customized Product, to be further specified by mutual agreement of Amdocs and Clearwire. Amdocs agrees, [*****], to procure, operate, and maintain the Software/Hardware Environments (unless such expense is required due to an Additional Services Order or a change in Clearwire’s network or requirements), and to provide Documentation and other deliverables required herein, and technical, professional and other resources that are necessary or appropriate in order to accomplish the foregoing, as provided for in this Agreement and in accordance therewith.
2.1.1	Implementation
               (a) Amdocs shall develop and implement Additional Releases of the Customized Product and provide the Services in accordance with the overall project plan and timeline attached hereto as Schedule H (the “Overall Timeline”) as described in this Section 2.1.1 and the Additional Services Orders pursuant to Section 2.5.1 and in accordance with the Overall Timeline. Each such Additional Services Orders shall be written pursuant to the provisions of Section 2.5.1 and shall:
                    (i) include a list of all Deliverables for each phase of the Release and the timeline for the required completion of the included tasks; and
                    (ii) be, [*****], consistent with the requirements set forth in Schedule A.
               (b) As set forth in more detail in the Additional Services Orders, a required activity of each phase for each Release shall be to complete and deliver to Clearwire the documents described in the applicable Additional Services Orders. [*****].
               (c) Prior to commencement of any activities for the Additional Releases, but no later than the date specified therefor in the applicable Overall Timeline, Amdocs shall complete and deliver to Clearwire (i) an Additional Services Order for such Additional Releases in a form reasonably acceptable to Clearwire (in accordance with the criteria set forth for non-software acceptance in Section 4.3.2 hereof and including a detailed work plan of milestones and Deliverables and in conformity with the requirements of this Agreement and (ii) an estimate for hours (based on a model agreed to by Clearwire that supports completing all applicable requirements of this Agreement for that Release within the applicable hours estimate) and expenses for that Additional Release (if applicable). [*****]. The first estimation will be an initial high level estimate, followed by a detailed Impact Assessment walkthrough, which will result in a High Level Estimation (“HLE”). If accepted by Clearwire in writing (including as part of an ASO), the HLE will become a binding commitment and the ASOs for each Additional Release will be done based on this level of estimation. If Amdocs is unable to deliver an Additional Services Order for any such Release reasonably acceptable to Clearwire in accordance with the terms hereof, Clearwire shall be permitted to require review of the matter in accordance with the dispute resolution process set forth in Section 4.3.5.
               (d) The deliverables to be set forth in the relevant Additional Services Orders shall include all Deliverables and documents applicable to each phase and to all the Services.
2.1.2	Disaster Recovery Plan

Customer Care and Billing Services Agreement	Confidential

               (a) [*****] Amdocs shall deliver to Clearwire a disaster recovery architecture and plan (the “Disaster Recovery Plan”) providing, inter alia that [*****] Amdocs will, [*****] set up and maintain during the Term, an alternate data center site and the hardware and software required for the provision of disaster recovery services; [*****]. Amdocs shall comply with the requirements of such documents and Disaster Recovery Plan. [*****].
2.1.3	Additional Releases
               The Parties will hold regular, detailed discussions regarding the scope and timetable of any releases of the Customized Product subsequent to the Initial Release (each an “Additional Release” and any Additional Releases, collectively, each a “Release” or the “Releases”) to be developed in any certain calendar year. The Parties anticipate that there will be [*****]. Each such Additional Release shall include written agreement to each of the following: (i) an overall project plan and timeline (each, a “Subsequent Project Plan”); (ii) any CPSs applicable to the Additional Release (including applicable changes, if any, to the existing CPSs due to such Additional Release); and (iii) any modifications or additions to the Roles and Responsibilities schedule hereunder applicable to the Additional Release. Amdocs shall perform the additional modifications of the then existing Release and implement such new Additional Release as described above in Section 2.1.1(a) and additional implementation Additional Services Orders referred to therein and in accordance with the applicable Subsequent Project Plan. The obligations of Amdocs with respect to each such Additional Release shall be deemed “Services” under this Agreement and the Additional Release shall be governed by all the terms and conditions of this Agreement, to the extent that such terms are not inconsistent with those agreed to by the Parties with respect to such Additional Release.
2.2	Maintenance Services
          During the Term, Amdocs shall perform the maintenance services included in Schedule B (Roles and Responsibilities) (the “Maintenance Services”) and in accordance with applicable service level requirements.
2.3	Committed Operation Services
          During the Term, Amdocs shall perform the operation services set forth in Schedule B (the “Committed Operation Services”) and in accordance with the applicable service level requirements.
2.4	[*****]

[*****]

2.5	Additional Services; Change Request Procedure
2.5.1	Additional Services
          The Parties may agree from time to time, by an Additional Services Order, to add Additional Services to the scope of this Agreement. Additional Services Orders shall be substantially in the form of Schedule M attached hereto and made a part hereof and the applicable provisions of this

Customer Care and Billing Services Agreement	Confidential

Agreement relating to the Additional Services (including but not limited to Schedules B, C, D, J and L) shall apply, respectively, to the corresponding sections of the Additional Services Order.
          The Additional Services Order shall also serve, if applicable, and as provided in such Additional Services Order, as an amendment to this Agreement. Amdocs shall provide the Additional Services as set forth in the Roles and Responsibilities Section of the Additional Services Order and technical, professional, training and project management services and other resources that are necessary or appropriate in order to accomplish the foregoing, as provided for in the Additional Services Order and in accordance therewith.
          If Amdocs wishes to designate a particular Additional Services Order(s) to be executed and performed by an Amdocs Affiliate(s) other than Amdocs, then Amdocs shall notify Clearwire in writing. [*****].
2.5.2	Change Request Procedure
          Clearwire may order from Amdocs CRs, by using the Change Request Procedure attached hereto as Schedule O. Clearwire and Amdocs shall execute Additional Services Orders for such CRs. For the avoidance of doubt, services performed by Amdocs under such Additional Services Order are “Services” hereunder and, to the extent relating to the Customized Product, are “Customization Services” hereunder.
2.6	Creditable Performance Specifications
(a)	Commitment to CPSs
               Except as otherwise specified in this Agreement, Amdocs shall perform all Services at least in accordance with the CPSs. Any future applications developed by Amdocs pursuant to the terms hereof shall incorporate methods permitting measurement of CPSs.
(b)	CPS Measurement and Reporting
               Amdocs shall measure and report its performance results against, and otherwise comply with, the CPSs, and the Parties shall meet to discuss such results, in the manner set forth in Schedule C.
(c)	Root-Cause Analysis and Resolution
               Within [*****] of Amdocs’ discovery of, or if earlier, Amdocs’ receipt of a notice from Clearwire in respect of (i) Amdocs’ failure to meet a Milestone; or (ii) Amdocs’ failure to provide any of the Services or Deliverables in accordance with this Agreement, including any instances, in which Amdocs’ performance with respect to any CPS is rated [*****] Yellow [*****] pursuant to the methodology set forth in Schedule C, Amdocs shall: (A) perform a root-cause analysis (“Root-Cause Analysis”) to identify the cause of such failure; (B) promptly commence and diligently pursue the correction of such failure [*****]; and (C) as soon as practicable, provide Clearwire with a written report detailing the cause of, and procedure for correcting such failure. The correction of any such failure shall be performed entirely [*****], and, if Clearwire determines in its reasonable discretion that Amdocs is

Customer Care and Billing Services Agreement	Confidential

[*****] or more responsible for such failure, Clearwire shall be entitled to (i) return any failed deliverables to Amdocs, at Amdocs’ expense, and Amdocs shall correct, replace or credit, at Clearwire’s option, and (ii) the payment of the applicable Performance Credits pursuant to Schedule C. In the event that Clearwire determines in its reasonable discretion that Amdocs responsibility for the failure is equal to or greater than [*****] but less than [*****], the determination of the Parties’ responsibility for paying for the correction of any such failure, and of the application of Performance Credits, shall be made [*****] on the basis of the extent to which each Party contributed to the cause of the failure in question. In the event Clearwire [*****] that Amdocs is less than [*****] responsible for such failure, Amdocs shall neither have responsibility for paying for the correction of such failure, nor be subject to the application of Performance Credits with respect to such failure. In the event that Amdocs disagrees with any determination by Clearwire regarding Amdocs’ percentage of responsibility for any such failure pursuant to this clause (c), Amdocs shall be permitted to escalate the matter in accordance with Section 4.3.5.
(d)	Envelope Parameters
               Clearwire shall (to the extent it is reasonably able to) provide Amdocs with advance notice of, and the Parties shall discuss, significant increases or decreases in Clearwire’s Services requirements, and any anticipated deviation from the parameters specified in Schedule J. Deviations from the parameters specified in Schedule J may result in modifications to the CPS, and/or the imposition of additional fees payable by Clearwire to Amdocs hereunder, as the case may be, during the term of the deviation, in accordance with Schedule J.
2.7	Non-Exclusivity
          Nothing herein shall prevent Clearwire from obtaining any type of Services, or any other services, from any other provider during the Term; provided that Clearwire shall remain responsible for all of the obligations and commitments specifically applicable to it hereunder.
2.8	[*****]

[*****]
3	RESPONSIBILITIES OF CLEARWIRE
3.1	Generally
          Clearwire agrees to perform the tasks specifically identified as Clearwire tasks on Schedule B. Clearwire may use Subcontractors or an outsourcing service provider to perform any service required to be performed by it hereunder; [*****].
3.2	Overhead; Supplies
          In the case of, or to the extent that any of the Services are to be performed by Amdocs at Clearwire’s premises, Clearwire will provide to Amdocs, to the extent reasonably available from Clearwire’s existing resources at the time it is determined such Services are to be performed by Amdocs at Clearwire’s premises, at no cost to Amdocs, such space, office furnishings, janitorial service, telephone

Customer Care and Billing Services Agreement	Confidential

service (for calls within the United States), utilities (including air conditioning), office-related equipment (excluding computers), supplies, duplicating services, and premises security services in Clearwire’s facilities for at least [*****] persons and as Amdocs reasonably requires in connection with the performance of the Services, consistent with those that Clearwire provides for its own personnel. At all Clearwire facilities, Clearwire will provide Amdocs reasonable access to and use of Clearwire’s voice and data telecommunications equipment and telecommunications lines (for use with communications within the United States), including printers, terminals, and cabling. In addition, Clearwire shall provide Amdocs with a data line connected to those Amdocs’ Data Centers, and to a development center designated by Amdocs; provided that such Data Centers and development center are located in the United States. Clearwire will give Amdocs access to such facilities [*****]; provided that: (i) Amdocs complies with Clearwire’s security requirements and (ii) Amdocs schedules such access so as to minimize any impact on the running of Clearwire’s business. Clearwire will be responsible for leasehold improvements at Clearwire’s facilities that the Parties agree are required for Amdocs to provide the Services. For avoidance of doubt, in no event shall this provision obligate Clearwire to obtain new or additional, or retain existing, office space for the purpose of being able to provide Amdocs Clearwire premises from which to perform Services but rather Clearwire may re-allocate existing available premises for such purpose.
4	RELATIONSHIP MANAGEMENT
4.1	Steering Committee
          The Parties shall establish and maintain a Steering Committee, which shall be composed of [*****] number of Amdocs’ representatives and Clearwire’s representatives. The initial representatives and their positions with Clearwire and Amdocs, respectively, are set forth in Schedule F (Steering Committee). The members appointed by either Party may be replaced at the discretion of such Party. The general responsibilities of the Steering Committee shall be: (i) to monitor the performance of the Services; (ii) to analyze and attempt to resolve matters referred by the Program Managers; and (iii) when required, to consider and discuss amendments to this Agreement. The Steering Committee shall meet as frequently as requested by either Clearwire or Amdocs, not to exceed once every [*****], with [*****] prior written notice, to discuss the status of the Services and significant events that have occurred since the previous meeting. Among other topics, the Steering Committee shall discuss (a) a joint road map that will advance Clearwire’s strategic business goals, and (b) the use of Amdocs’ next generation products and services to support such road map.
4.2	Personnel
4.2.1	Key Personnel
          Each of Parties’ respective Key Personnel shall have the functions assigned to him or her as set forth in Schedule G. The Parties shall use all reasonable efforts to retain the involvement of their respective Key Personnel. The Parties may review Schedule G hereto and mutually agree to any additions and deletions thereto. If any one of a Party’s Key Personnel is unable to perform the functions or responsibilities assigned to him or her in connection with this Agreement, or if he or she is no longer employed by that Party, the respective Party shall promptly replace such person or reassign the functions or responsibilities to another person.

Customer Care and Billing Services Agreement	Confidential

4.2.2	Program Managers
                    (a) Amdocs Program Manager. Amdocs represents that Amdocs’ Program Manager is an experienced manager who is, or will undertake reasonable efforts to become, knowledgeable as to Clearwire’s business activities. Clearwire shall have the right to interview Amdocs Program Manager and any replacement thereof, and Amdocs shall not designate its Program Manager without Clearwire’s prior written consent, which shall not be unreasonably withheld. Amdocs’ Program Manager shall act as the primary liaison between Amdocs and the Clearwire Program Manager, shall have overall responsibility for directing all of Amdocs’ activities hereunder, and shall be vested with all necessary authority to fulfill that responsibility, excluding approval of any amendment to this Agreement, which may not be made without the express written consent of Amdocs’ Steering Committee members.
                    (b) Clearwire Program Manager. Clearwire’s Program Manager shall act as the primary liaison between Clearwire and Amdocs’ Program Manager and shall have overall responsibility for directing all of Clearwire’s activities hereunder and shall be vested with all necessary authority to fulfill that responsibility, excluding approval of any amendment to this Agreement, which may not be made without the express written consent of all of Clearwire’s Steering Committee members. In addition to the above, Amdocs and Clearwire shall review on at least an annual basis the list of Clearwire’s Key Personnel and mutually agree to any additions and deletions thereto.
4.2.3	Additional Personnel
                    In addition to Amdocs’ Key Personnel, Amdocs shall make available such additional Amdocs Personnel as is reasonably determined by Clearwire to be necessary to properly perform the Services.
4.2.4	Non-Solicitation of Employees
                    During the Term and for [*****] thereafter, neither Party shall, without the other Party’s prior written consent, which may be withheld in such Party’s sole discretion, directly or indirectly solicit any employee of the other Party whose duties and responsibilities include: (i) participation, directly or indirectly, in the performance of this Agreement; or (ii) the performance of other information or technology services; to leave the other Party’s employ in order to accept employment with the soliciting Party, its Affiliates, or contractors or any other Person. Notwithstanding the foregoing, neither Party shall be restricted or prohibited from non-targeted general advertising or activities, such as sponsoring or participating in job fairs, nor from hiring the other Party’s employees who apply for employment as a result of such non-targeted advertising or activities.
4.2.5	Responsibility of Personnel
                    Each Party shall be responsible for the management, direction, control, supervision and compensation of its own employees.
4.2.6	Individual Performance
                    Notwithstanding Sections 4.2.1 and 4.2.2, [*****].

Customer Care and Billing Services Agreement	Confidential

4.3	Acceptance Testing
4.3.1	Software Component Testing
                    (a) Amdocs shall design, develop and execute the Unit Testing, Sub System Testing, Amdocs Integration Testing, System Testing, Conversion Testing, of the Customized Product, all components thereof and any other software to be provided hereunder in connection with each Release. The Parties shall conduct the Testing Activities (as defined below) in accordance with the process set forth below in order to verify compliance of the Customized Product with the applicable Impact Assessment Document and Amdocs shall provide such assistance and cooperation to Clearwire as is reasonably requested by Clearwire in connection with Interconnectivity Testing, Performance Testing, and Acceptance Testing in accordance with this Agreement, including Schedule B (collectively, the “Amdocs Testing Activities”). With the reasonable assistance of Amdocs, Clearwire shall conduct Interconnectivity Testing, Performance Testing, Conversion Testing and Acceptance Testing and assist Amdocs with System Testing of the Customized Product (collectively, the “Clearwire Testing Activities,” and collectively with the Amdocs Testing Activities, the “Testing Activities”). [*****]. For Amdocs’ System Testing activities, Clearwire shall provide Amdocs, at least [*****] prior to the commencement of the Acceptance Testing referred to herein below, with all of the test cases to be used by Clearwire for the Clearwire Testing Activities. For all Testing Activities, Amdocs will provide Clearwire, upon prior request, with access to any test case databases, test cases executed, test data used, defect logs, test entrance and exit criteria, and data from Amdocs’ data extraction tool, and any relevant test result documentation. Clearwire will also provide access to its defect management tool to all relevant Amdocs personnel for the purposes of fixing defects opened by Clearwire. In addition, and as a prerequisite for Amdocs’ ability to meet its respective undertakings including but not limited to the System Test exit criteria, Clearwire will provide Amdocs access to a mini RTB environment (i.e., access to Clearwire environments that includes non Amdocs applications (e.g. OMA-DM) and Third Party interfaces with real time connectivity. or any future system interfacing with the Customized Product) for Amdocs to conduct end to end testing as part of the System Test.
                    Section 4.3.1(a) shall apply to the applicable BSS Deliverables as well as to the applicable software portions of the Clearwire 4G Portal.
                    [*****]
                    The Parties agree that the System Test exit criteria as well as the decisive factors that need to be met by the Parties prior to the System Test exit date are hereby agreed as [*****].
                    (b) Clearwire reserves the right to observe and verify Amdocs’ performance of and results from all Amdocs’ Testing Activities, including review of test cases (except for Unit Testing and Sub System Testing), test execution and test results of the software components contained or to be contained in the Customized Product, including Customizations pursuant to the applicable Impact Assessment Document (“Software Components”). Upon Amdocs’ notification to Clearwire that Amdocs has completed Unit Testing, System Testing, and Conversion Testing of all of the Software Components [*****].
                    (c) Upon successful completion of the Acceptance Testing [*****].

Customer Care and Billing Services Agreement	Confidential

                    (d) Notwithstanding the above, the Parties agree that CRs shall be tested by Amdocs and the provisions of this Section 4.3.1 shall not apply to CRs. [*****]. Amdocs shall deliver to Clearwire the results of any testing conducted pursuant to this paragraph.
4.3.2	Non Software Acceptance
                    All tangible Deliverables required to be provided for Clearwire pursuant to a Services Order hereunder that are not a Software Component shall also be subject to acceptance by Clearwire as provided below. The Parties shall establish specific approval criteria with respect to each of the material non-software Deliverables hereunder, and shall include such approval criteria within the applicable Services Order. Clearwire shall review each of the Deliverables under any such specifically established approval criteria and within the time established for such Deliverables pursuant to the applicable Services Order (or, if none is so established then within a reasonable time). Upon completion of the reviews, Clearwire shall notify Amdocs in writing of Clearwire’s approval (an “Approving Notice”) or rejection (a “Rejection Notice”) of the Deliverables. Deliverables may be rejected due to a failure to meet the approval criteria for such Deliverables, or, in the absence of any approval criteria, a defect, provided that Clearwire will not unreasonably reject conforming Deliverables. In the event that Clearwire does not send to Amdocs an Approving Notice or a Rejection Notice within [*****] of delivery, the Deliverables shall be deemed accepted. If the Deliverables are rejected, Clearwire shall include in the Rejection Notice a statement of the material defect or the approval criteria that were not met. Amdocs shall correct any identified material defects or unmet approval criteria promptly, and in any event, within any time frame established in the applicable Services Order and that Clearwire shall not be charged for the hours expended by Amdocs to effect such correction. Upon delivery of the revised Deliverables, the review process described above shall recommence with respect to all aspects of such Deliverables that were to have been corrected and any other aspects that may have been affected as a result of such corrections.
4.3.3	[*****]
                    [*****]
4.3.4	Initial release and related documentation
                    For the avoidance of doubt, the Initial Release and related Documentations have been granted Final Acceptance and are not subject to the provisions of this Section 4.3.
4.3.5	Assignment of testing responsibilities
                    Should Clearwire request to assign to Amdocs Clearwire’s acceptance testing or user acceptance testing responsibilities the Parties agree to negotiate in good faith an Additional Services Order to that effect.
4.4	Dispute Resolution
4.4.1	Disputes

Customer Care and Billing Services Agreement	Confidential

                    In the event of any dispute under or in relation to this Agreement (including but not limited to a dispute regarding the subject matter of Section 4.3, any Services Order, or any damages claimed by one Party from the other Party, the Program Managers shall discuss and make an effort to resolve such dispute at or prior to the next Steering Committee meeting, and for at least [*****]. If the Program Managers shall have executed a written resolution of the dispute, each Party shall begin performance in accordance with such resolution, provided that no agreement of the Program Managers may amend or modify the terms of this Agreement without the concurrence of the Steering Committee. In the event the Program Managers have been unable to resolve the dispute, the dispute shall be referred to the Steering Committee for its resolution at the first occurring meeting thereof following the elapse of the above-mentioned [*****], or such longer period as agreed to in writing by the Parties; provided that, at any time, a Party may call a meeting of the Steering Committee in order to refer a dispute to the Steering Committee for resolution.
4.4.2	Unresolved Disputes
                    If any dispute arises between the Parties, and the disputed matter has not been resolved by the Program Managers within [*****] after such dispute has come to their attention (or a longer, reasonable period, if so agreed between the Program Managers), and the disputed matter has not been resolved by the Steering Committee at the first occurring meeting thereof following the elapse of the above-mentioned [*****], or such longer period as agreed to in writing by the Parties, or, if otherwise, at the meeting thereof called to consider the dispute, and without regard to whether either Party has contested whether these procedures, including the duty of good faith, have been followed, each Party shall have the right to refer the unresolved dispute (and, in connection with such referral, such Party shall provide a summary of the dispute and each Party’s position) to the President of Clearwire and the Division President of Amdocs, who will then attempt in good faith to resolve the dispute. In the exceptional event that the Presidents of the Parties or their respective designees cannot resolve the dispute within a time frame agreed to by the Presidents (or, if not agreed, within a period of [*****]), the dispute shall be resolved as provided for in Section 13.6.
4.4.3	No Termination or Suspension of Services
                    [*****]
4.4.4	Injunctive Relief
                    Neither Party shall be obligated to follow the procedures set forth in Section 6.5, Section 4.4.1 and Section 4.4.2, and each Party shall be entitled to seek relief in a court of competent jurisdiction, in order to seek injunctive relief for violations of this Agreement, provided that the Party seeking relief shall provide the other Party [*****] notice prior to seeking such relief, which notice shall include a description of why it is seeking such relief and during which [*****] notice the Party seeking such relief shall attempt in good faith to discuss the issue with the Program Manager or a Steering Committee member of the other Party.
4.5	Clearwire’s Policies
                    Amdocs shall ensure that it, its employees, agents, and Subcontractors comply prospectively after notice with the policies as attached as part of Schedule P (if such policies or

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subsequent changes thereto require a time frame to comply and/or investment/costs on the part of Amdocs, the Parties shall negotiate these in good faith), and Amdocs shall cooperate with Clearwire to facilitate Clearwire’s compliance with such policies, provided that nothing in these policies contradicts any United States law, rule or regulation:
                    (a) Security
                    At all times during the Term, Amdocs shall provide all Services in a manner [*****].
                    (b) Computer Information and Access
                         Prior to performing any services pursuant to this Agreement, Amdocs’ personnel who will access Clearwire computer data and software, including the Clearwire Data, shall execute Clearwire’s standard forms, to the extent they exist, concerning access protection and data/software security. At all times during the Term, Amdocs shall ensure that [*****].
                    (c) Ethical Business Practices
                         Amdocs and Clearwire and any Subcontractors used by them in the performance of Services hereunder shall fulfill their obligations hereunder in an ethical manner, and shall comply with all applicable laws and regulations and Amdocs shall comply with any code of ethics maintained by Clearwire as of the date hereof, or implemented subsequent to the date hereof, as such may be amended from time to time. Clearwire shall provide copies of such code of ethics to, and discuss such code with, Amdocs.
                    (d) Other Policies
                         Amdocs shall, and shall cause its Subcontractors and employees performing Services hereunder to, abide by all Clearwire corporate policies applicable to the performance of the Services hereunder that may be established by Clearwire from time to time. Clearwire shall provide copies of any such policies to, and discuss any such policies with, Amdocs.
                    (e) Holidays
                         The Parties agree that Amdocs’ holidays are to be determined in accordance with Clearwire policies.
5	CHARGES, CREDITS AND PAYMENTS
5.1	Generally
5.1.1	Charges
                    As the sole and entire financial consideration for the Services to be performed and deliverables and intellectual property to be provided by Amdocs under this Agreement, Clearwire shall pay to Amdocs the amounts set forth in this Section 5, which consist of:

Customer Care and Billing Services Agreement	Confidential

                    (a) License Fees and Additional Licenses Fees: Clearwire shall pay the License Fees and Additional Licenses Fees in accordance with the terms and conditions of this Agreement and as set forth in Schedule D;
                    (b) Implementation Fees: Clearwire shall pay the Implementation Fees in accordance with the terms and conditions of this Agreement and as set forth in Schedule D;
                    (c) Monthly Subscriber Fee: Clearwire shall pay the Monthly Subscriber Fee in accordance with the terms and conditions of this Agreement and as set forth in Schedule D;
                    (d) Reimbursable expenses: Clearwire shall reimburse Amdocs for certain expenses in accordance with Annex 3 to Schedule D;
                    (e) Charges for Additional Services: Clearwire shall pay Amdocs the charges for Additional Services as set forth in the Additional Services Orders; and
                    (f) Charges for CRs: Clearwire shall pay Amdocs for the CRs the CRs Charges as set forth in the applicable Additional Services Orders;
                    (g) Any other charges that are mutually agreed upon by the Parties.
5.1.2	Adjustment of Charges
                    The enumerated fees and charges set forth in Section 5.1.1 to be paid by Clearwire to Amdocs are subject to change due to the addition of services by mutual agreement which are not at the time of execution of this Agreement within the scope of the Services hereunder. In the event that Clearwire requires any such additional services hereunder, Clearwire and Amdocs will negotiate the fees and charges (and related expenses where applicable) to be paid by Clearwire to the extent such rates are not addressed in Schedule D. Further, to the extent that Schedule J contemplates any additional fees to be payable by Clearwire to Amdocs in the event that an envelope parameter stated therein is exceeded, and in the event that the Parties agree that any conditions to the payment of any such additional fees have been met, then Clearwire shall pay such fees to Amdocs.
5.1.3	License to Generic Product
                    (a) Group A Generic Products — the Parties recognize that on the Effective Date Clearwire is a [*****] Affiliate and as such, pursuant to the provisions of [*****], is granted the rights of use to Amdocs’ Group A Generic Product as set forth in subsection 5.1.3(a)(i) below:
                         (i) So long as Amdocs provides to Clearwire Services similar in scope to the Services ordered hereunder as of the Effective Date of this Agreement (including natural growth) , Amdocs affirms that Clearwire possesses, and otherwise hereby grants to Clearwire, and Clearwire hereby accepts, a royalty-free, fully-paid, non-transferable (except as permitted in this Agreement) license for Clearwire to [*****] with respect to [*****] or [*****] from [*****] the benefit of such use of, all modules of the [*****] as well as any [*****] in accordance with the provisions of this Agreement. Notwithstanding, [*****].

Customer Care and Billing Services Agreement	Confidential

               (b) Group B Generic Products — the Parties further recognize that with respect to Generic Products as set forth in subsection 5.1.3(b)(i) below ordered directly by Clearwire from Amdocs (i.e. Generic Products which were not ordered by [*****] pursuant to the Original Agreement and which license fees were paid directly by Clearwire):
                    (i) Subject to payment of the applicable license fees pursuant to the provisions of Schedule D to this Agreement, Amdocs affirms that Clearwire possesses, and otherwise hereby grants to Clearwire, and Clearwire hereby accepts, a royalty-free, fully-paid, perpetual(provided however that such license may be terminated by Amdocs for a Material Default as determined by the Arbitrator pursuant to the provisions of Section 6.3.2), non-transferable (except as permitted in this Agreement) license for Clearwire to [*****].
               (c) Amdocs hereby represents and warrants that at the time of execution of this Agreement, Amdocs’ Generic Product only includes the modules and software products listed under Groups A and B in Annex 1 to Schedule D.
5.2	Reporting, Invoicing and Payment
5.2.1	Reports
               Amdocs shall issue monthly reports in accordance with the provisions of this Agreement, including without limitation, Schedule B and Schedule C.
5.2.2	Invoicing of License, and Implementation Fees
               Upon [*****] determination of the occurrence of each event designated as a “Milestone” for the implementation or conversion, as applicable, of the Customized Product in Schedule D in accordance with the criteria set forth in Section 4.3, Clearwire shall pay Amdocs in accordance with the provisions of Schedule D with respect to such “Milestone” (including any applicable partial payments stated therein). The same invoicing process shall be followed with respect to each Additional Release when being provided by Amdocs on a fixed price basis.
5.2.3	Invoicing of Monthly Subscriber Fee
               [*****], Amdocs shall invoice Clearwire the Monthly Subscriber Fee.
5.2.4	Invoicing of Additional Services
               Amdocs shall invoice Clearwire the charges for the Additional Services as provided for in the Additional Services Order. However, if no specific invoicing or payment terms are agreed upon, Amdocs shall invoice Clearwire such charges at the end of each month during which Amdocs has performed the Additional Services. If an Additional Services Order, or portion thereof, designates fees to be paid on a Milestone basis, then, upon the occurrence of the Milestone, Amdocs may invoice Clearwire for the amount set forth in connection with such Milestone. If an Additional Services Order, or portion thereof, designates fees to be paid on a time and materials basis, or does not designate a specific fee structure, Amdocs may invoice Clearwire monthly for the amount due and payable in accordance with the Additional Services Order based upon Additional Services already performed.

Customer Care and Billing Services Agreement	Confidential

5.2.5	Invoices
               (a) All reports and invoices issued by Amdocs hereunder shall be sent to both the Clearwire Program Manager and Clearwire Accounts Payable shall be in such reasonable detail as requested or approved by the Joint Committee of Clearwire and Amdocs referred to in Subsection 5.2.7 herein below. Such invoices shall contain, in addition to any other types of information agreed upon by the Joint Committee, the following detailed information, as applicable: identification of any Milestone applicable to each payment, Clearwire’s purchase order number (which purchase order number shall be provided by Clearwire to Amdocs in a timely manner), service descriptions, hours of service against specific enumerated tasks and responsibilities (including any Milestone, if any), credits, if applicable, and, in the case of Services provided on a time and material basis, identification of individuals performing services. All invoices shall be denominated in currency of the United States.
               (b) Amdocs shall provide separate invoicing to Clearwire and any Clearwire Subsidiaries and/or Affiliates purchasing under this Agreement. The exact mechanism and required documentation allowing such Clearwire Subsidiaries and/or Affiliates to order directly from Amdocs shall be discussed on a case by case basis.
               (c) Upon Clearwire’s request, Amdocs shall submit invoices and receive payments electronically using an electronic platform described in Exhibit A.
5.2.6	Performance Credits and Bonuses
               Clearwire will be entitled to Performance Credits and Amdocs shall be entitled to bonuses in accordance with Schedule C, based on Amdocs’ actual performance of Services as measured against the CPSs. Performance Credits reflect [*****] Amdocs’ Services as measured against the CPSs. Performance Credits are not [*****] Clearwire for any breach or default by Amdocs under this Agreement, [*****]. In no event shall Performance Credits be Clearwire’s sole and exclusive remedy with respect to any failure of Amdocs to comply with applicable CPSs; provided that any monetary award granted to Clearwire with respect to such failure shall be reduced by, but shall not be limited to, any Performance Credit paid by Amdocs with respect to such failure.
5.2.7	Payments
               (a) Except for amounts reasonably disputed in good faith (which shall be dealt with as provided below), Clearwire shall pay all invoices properly issued no later than the [*****] (the “Due Date”) after receipt thereof. Payments shall be made by Clearwire directly to the following Amdocs’ bank account:
               [*****]
               (b) Amdocs invoices shall be deemed paid upon delivery of the amounts specified therein to the above bank account. Amdocs shall be permitted to charge Clearwire Interest on any undisputed amount payable under this Agreement in the event such undisputed amount is not paid within [*****] of the Due Date, on the monthly invoice immediately following the month of the invoice including such unpaid amount, such Interest to be computed from the Due Date to the date of payment.

Customer Care and Billing Services Agreement	Confidential

               (c) Each of Clearwire and Amdocs shall appoint one member of a joint committee (the “Joint Committee”) established to deal with the issue of Amdocs’ invoices and any disputed amounts payable under this Agreement. The first members of the Joint Committee will be Clearwire’s Director of Customer Billing Solutions and Amdocs’ Vice President for the Customer Care and Billing Project. The committee members will agree on the format of Amdocs’ invoices and the additional information or documentation, if any, required to support such invoices.
               (d) Upon receiving an Amdocs invoice, Clearwire shall, as soon as reasonably practicable, review the invoice to verify whether there are any disputed amounts in the invoice; provided that Clearwire shall retain its right to dispute any amounts contained in such invoice that it discovers later, including subsequent to the payment of such invoice. In the event Clearwire is of the opinion that any invoice contains a disputed amount (whether or not the disputed amount has already been paid by Clearwire), it shall promptly prepare a detailed memorandum explaining the basis for the dispute and gather reasonable documentation and information, if possible, to substantiate it. Clearwire shall then promptly bring such material to the attention of the Joint Committee who shall use all reasonable efforts to resolve the matter of the disputed amount within [*****]. If such a resolution cannot be reached within the above period (or any other period mutually agreed upon by the Parties), the matter shall be immediately presented by the Joint Committee to Clearwire’s Chief Information Officer or Clearwire’s Chief Operations Officer for determination as to whether the amount in question (or any part thereof) is disputed or not. Provided that the procedure set forth in this clause (d) has been followed and that such person determines that the amount is disputed and was initially invoiced on or after the date that is a [*****] prior to the date of the invoice from which such disputed amount is being withheld, Clearwire shall have the right to withhold such amount from such invoice and the matter shall be resolved in accordance with the dispute resolution procedure specified in Section 4.3.5 as if the matter has not been resolved by the Program Managers; provided, however, that nothing herein shall be construed to restrict or limit in any way Clearwire’s right to terminate this Agreement, at any time, in accordance with the provisions of Section 6. Clearwire shall also be permitted to withhold any “Computable Amounts” from any invoice.
               (e) [*****].
               (f) All payments under this Agreement shall be made in currency of the United States.
               (g) Notwithstanding anything above to the contrary, with regard to the Milestone related charges specified in Schedule D hereof, Amdocs shall use commercially reasonable efforts to include such charges on the invoice being issued related to the month in which Acceptance of the Milestone occurs. If such charges are not included on such invoices, then: (i) Amdocs shall issue to Clearwire invoices on the anticipated Milestone achievement date; and (ii) subject to Clearwire’s reasonable determination that the applicable Milestone has been achieved in accordance with Schedule D, Clearwire shall pay such invoices in accordance with the process set forth in Section 5.2.7(a) above.
5.2.8	Third Party Services
               Clearwire may engage Third Parties to provide services in connection with the Customized Product; provided that Clearwire shall provide Amdocs with notice prior to engaging any Third Party who is an Amdocs Competitor to provide such services. To the extent that Clearwire does so,

Customer Care and Billing Services Agreement	Confidential

Amdocs shall at all times cooperate and coordinate with the selected provider in every respect to facilitate the successful accomplishment of the services; provided that (i) such Third Party shall sign a confidentiality agreement with Amdocs containing confidentiality obligations substantially similar to those set forth in Section 7 and (ii) Amdocs’ personnel can reasonably do so without adversely affecting Amdocs’ compliance with the CPSs or other aspects of the Services being delivered hereunder. Such cooperation shall include, but not be limited to: [*****]. If Amdocs is required to provide material assistance by Amdocs personnel outside the scope of the Services, Clearwire shall pay Amdocs, in the absence of mutual written agreement to the contrary, based on the Amdocs Rate; provided that Amdocs notifies Clearwire in writing of its required assistance and receives written authorization therefor. Amdocs shall not be required to provide such material assistance absent such authorization.
5.2.9	Taxes
               (a) Compliance
                    The Parties will comply with all federal, state, and local tax laws applicable to transactions occurring under this Agreement. Amdocs shall provide Clearwire with a completed Form I-9, applicable Form W-8 series form, or Form 8233, or any other required tax form, as appropriate, for federal income tax reporting purposes.
               (b) Payment Obligation
                    Clearwire shall be responsible for applicable Sales and Use Tax imposed by a taxing authority located in the United States on charges for goods and/or services provided by Amdocs pursuant to this Agreement; provided, however, that Clearwire shall not be responsible for (i) such taxes for which Clearwire provides Amdocs with a valid properly executed exemption certificate, (ii) any taxes imposed on Amdocs arising from Amdocs’ consumption of goods and services in connection with this Agreement, and (iii) any other taxes, assessments duties, permits, tariffs, fees or other charges of any kind. For sales to Clearwire or Clearwire Subsidiaries and/or Affiliates based and operating in the United States, Amdocs shall be responsible for any present or future sales, transaction, or withholding, tax imposed by a taxing authority located outside the United States for goods and/or services provided by Amdocs pursuant to this Agreement. For sales to or payments received from Clearwire Subsidiaries and/or Affiliates based and/or operating outside the United States, Amdocs’ fees are net to be received by Amdocs and do not include and are free and clear of deduction for any and all present or future taxes, customs, duties, charges or withholdings with respect thereto, including but not limited to value added tax, sales tax and similar taxes or duties as well as withholding taxes. For the avoidance of doubt, neither Party shall be responsible for the payment of any taxes, regardless of the location of the taxing authority, imposed on the income or personal property of the other Party.
               (c) Invoicing
                    Amdocs shall separately state all taxable and non-taxable charges on all invoices issued to Clearwire. Amdocs will separately state applicable Sales and Use Taxes on charges for goods and services provided under this Agreement. If Amdocs fails to properly invoice Clearwire for taxes on the original invoice for goods and services provided under this Agreement, Clearwire shall not be responsible for payment to Amdocs of corrected tax amounts on any invoices which are outside the applicable state or locality statute of limitations, without taking into account any statute waivers Amdocs

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has decided to execute. Except in cases Amdocs is not charging tax on specific goods and services at the request of Clearwire, Amdocs will hold Clearwire harmless from and against any penalty, interest or other costs assessed against Amdocs as a result of the failure of Amdocs to include tax on the original invoice.
               (d) Within thirty (30) days after the date of any deduction of any Taxes by or on behalf of Clearwire from or in respect of any sum payable to Amdocs hereunder, Clearwire shall furnish to Amdocs, at its address referred to herein, the original or a certified copy of a receipt evidencing such deduction of Taxes.
               (e) Each Party shall upon the request of the other take reasonable action, including without limitation the completion of forms, certificates and documents and the provision of information to the relevant taxing authority, of the kind required under the applicable law, to secure the benefit of any exemption from or relief with respect to the Taxes applicable to any amounts payable hereunder.
               (f) Cooperation
                    The Parties agree to cooperate with each other to enable each to more accurately determine its own tax liability and to minimize such liability to the extent legally permissible.
5.3	Expenses
          As provided above, Clearwire shall reimburse Amdocs for reasonable out of pocket expenses, incurred by Amdocs Personnel directly providing Services, in accordance with Schedule D hereof.
6	TERM AND TERMINATION
6.1	Term
          The period during which Amdocs shall be obligated to provide the Services under this Agreement shall commence on the Effective Date and end on the earliest of (i) seven (7) years as of the Effective Date (provided that the Term will be further extended by the number of calendar months by which the Final Conversion Milestone is delayed for reasons that are solely the responsibility of Clearwire and not the responsibility of Amdocs, such that the Term will be concluded on the date which is no less than six (6) years after the Final Conversion Milestone) and (ii) the termination of this Agreement pursuant to its terms. Amdocs shall notify Clearwire of the expiration of the Term no more than twelve (12) months, nor less than six (6) months, before the date on which the Term would expire. For the avoidance of doubt, all Additional Services orders issued under this Agreement and intended to be valid during the Term (e.g., where provided that an Additional Services Order shall be valid for the duration of this Agreement or for the Term), shall expire (subject to applicable provisions of this Agreement) upon expiration of the Term.
     6.2 Termination For Convenience; Termination For Force Majeure; Termination For Financial Instability; Effect Of Termination
6.2.1	Termination for Convenience

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               Starting thirty (30) months as of the Effective Date, Clearwire shall have the right to terminate for its convenience (a) all of the Services (including the Additional Services) in the aggregate; (b) only the Additional Services (in the aggregate or by Additional Services Order); or (c) the entire Agreement, effective at [*****] (the “Termination Date”) by delivering to Amdocs a written “Termination Notice” (which may be issued after the end of the thirty (30) months) at least twelve (12) months before the Termination Date. In addition, in the event of termination for convenience by Clearwire, Clearwire shall provide Amdocs with a written statement (the “Termination Statement”) signed by Clearwire in the form of Exhibit B attached hereto and Amdocs may present this statement to Third Parties and use it in any way it deems fit. The Parties agree that Clearwire’s provision to Amdocs of a Termination Statement hereunder shall not be construed by any trier of fact, judicial reviewer or arbitrator to imply that Clearwire does not believe that Amdocs has committed any Default or breach hereunder, or to prohibit or restrict Clearwire’s right to make any claim that Amdocs has committed any Default or breach hereunder. Notwithstanding the provision of such Termination Statement, Clearwire shall have all remedies available to it in accordance with Section 10.2 hereof with respect to any failure or breach by Amdocs in the performance of its obligations hereunder and Amdocs hereby waives any right to use such Termination Statement as evidence against Clearwire in any proceeding for any purpose.
               As a sole exception, Clearwire may terminate all [*****] related Services ordered pursuant to the provisions of Schedules A and B herein for convenience upon a [*****] prior written notice and subject to the applicable provisions of Schedule D herein.
6.2.2	Termination for Force Majeure Event
               If there is a delay or interruption of performance by Amdocs resulting from its experiencing a Force Majeure Event exceeds [*****] (the “Force Majeure Period”), then Clearwire may, at its option, either: (i) terminate this Agreement, by delivering to Amdocs a Termination Notice specifying a Termination Date not less than [*****] after the date of the Termination Notice; and in the event of such a termination, Amdocs shall perform any mutually agreed upon Disentanglement Obligations hereunder until they are fulfilled; provided that, during the pendency of the Force Majeure Event, Amdocs shall perform any mutually agreed upon Disentanglement Obligations to the extent such obligations can be performed despite the Force Majeure Event; or (ii) engage an alternate provider (who shall be subject to the confidentiality requirements hereunder), on an interim basis, to perform the Services that Amdocs is unable to perform as a result of the Force Majeure Event until such time as Amdocs is able again to perform the Services in accordance with the terms hereof. Clearwire shall not be required to pay Amdocs any exit fee or other termination fees if Clearwire terminates this Agreement on the basis of a Force Majeure Event. If Clearwire delivers a Termination Notice to Amdocs as described in clause (i) above, and Amdocs is able to restore full performance of its obligations under this Agreement within [*****] after the date of the Termination Notice, then Clearwire shall revoke such Termination Notice.
               For the avoidance of doubt, the Parties expressly agree that if as a result of a Force Majeure Event, Amdocs activates its Disaster Recovery Plan, so long as Amdocs performs its obligations under the Disaster Recovery Plan Clearwire may not terminate this Agreement under this Section 6.2.2.
6.2.3	Termination for Financial Instability
     (a) If (i) Amdocs does not meet its undisputed material obligations, including judgments, to third parties as those obligations become due after a final judgment, (ii) Amdocs’ stock is involuntarily removed or delisted from a trading exchange due to the financial situation of Amdocs, Clearwire may terminate this Agreement on thirty (30) days notice to Amdocs and pay Amdocs fifty percent (50%) of any exit fee that would have applied if Clearwire elected to terminate this Agreement pursuant to Section 6.2.1.
     (b) Alternatively, if the events described in clause (a) above occur, Clearwire may submit the matter to the Steering Committee, which shall meet within ten (10) business days of the referral of the matter to the Steering Committee by Clearwire to determine whether such events shall give rise to the right for Clearwire to terminate this Agreement promptly on thirty (30) days notice without any requirement to pay Amdocs any exit fee or other termination fees If the Steering Committee determines that such events do give rise to a right to terminate pursuant to the alternative in this subsection (b), Clearwire may elect to exercise such right any time after such decision of the Steering Committee. If the Steering Committee determines that such events do not give rise to a right to terminate pursuant to the alternative in this subsection (b), then the matter shall be submitted to arbitration pursuant to Section 13.6. If the arbitration determines that such events do give rise to a right to terminate pursuant to the alternative in this subsection (b), Clearwire may elect to exercise such right any time after such decision of the arbitration. For avoidance of doubt, Clearwire may exercise its right to terminate pursuant to the provisions of subsection (a) above at any time during or after the commencement of the processes described in this Section related to the determination of whether there exists a right to terminate pursuant to the alternative in this subsection (b).

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6.2.4	Effect of Termination
               For the avoidance of doubt, any termination under this Section 66.2 shall be effective with regard to Clearwire and any Subsidiary and/or Affiliate of Clearwire receiving Services under this Agreement, but shall not be effective with regard to any Subsidiary and/or Affiliate of Clearwire that has entered into its own agreement with Amdocs.
6.3	Termination for Cause
6.3.1	Critical Defaults
               Section 4.3.5 hereof notwithstanding, this Agreement may be terminated by either Party at any time, by delivering a Termination Notice specifying a Termination Date to the other Party if the other Party commits a Critical Default, provided that such Termination Date stated in any Termination Notice issued pursuant to this Section 6.3.1 shall be fifteen (15) days or more subsequent to the date of such Termination Notice. Termination shall be effective at 11:59 p.m. on the Termination Date; in the event of such a termination by Clearwire, Amdocs shall perform its Disentanglement Obligations hereunder until they are fulfilled. Termination shall not constitute a Party’s exclusive remedy for such a Critical Default, and such Party shall not be deemed to have waived any of its rights accruing hereunder prior to such Critical Default. Clearwire shall not be required to pay Amdocs any exit fee or other termination fees if Clearwire terminates this Agreement for Critical Default. If Clearwire ends the Term as a result of a claimed Critical Default by Amdocs, and Amdocs disputes the termination and refers the matter to arbitration as provided in Section 13.6 of this Agreement, and it is determined by the Arbitrator that no Critical Default was committed, then the termination shall be deemed a termination for convenience, pursuant to Section 6.2.1, and Amdocs shall have all remedies available to it, in accordance with Section 10.2 hereof, in connection with such determination that no Critical Default was committed. For purposes of this Section 6.3, a “Critical Default” of Amdocs shall mean each of the defaults described in clauses (a), (d), (e) and (g) of Section 12.1.52 hereunder only; and a “Critical Default” of Clearwire shall mean the default described in clause (f) of Section 12.1.52 hereunder.
6.3.2	Material Defaults
                    In the event that Clearwire believes Amdocs has committed a Default described in clause (f) of Section 12.1.52 hereunder or either Party believes the other Party has committed a Default described in clause (c) of Section 12.1.52 hereunder (each referred to hereinafter as a “Material Default”), the Party asserting such Material Default shall provide the other Party with written notice of such claim, and within five (5) calendar days of the date of such notification the matter shall be submitted to arbitration in accordance with Section 13.6. The purpose of such arbitration shall be to determine, assuming the truth of all claims of the Party asserting that such Material Default has been committed, whether the other Party’s failure or breach is “material” for purposes of clause (c) or (f) of Section 12.1.52, as the case may be. The Arbitrators shall make its initial determination of materiality, and if the Arbitrator confirms that the asserted failure or breach is “material,” then the Arbitrators must determine whether the asserted Material Default was in fact committed and was not cured within the applicable cure period therefore, if any (i.e., that the conditions of a Default under clause (f) or clause (c), as the case may be, of Section 12.1.52 were met). If the Arbitrators rule in favor of the Party asserting a Material Default, or the Arbitrators fail to render a determination on the question of whether the asserted Material Defect was in fact committed within six (6) months of submission for a ruling, then the Party asserting a Material Default shall

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have the right to terminate this Agreement by sending the other Party a Termination Notice specifying a Termination Date, provided that such Termination Date shall be fifteen (15) days or more subsequent to the date of such Termination Notice. Termination shall be effective at 11:59 p.m. on the Termination Date, and, in the event of such a termination, Amdocs shall perform any mutually agreed upon Disentanglement Obligations until they are fulfilled. If this Agreement is terminated by Clearwire pursuant to this Section 6.2.2, Amdocs shall refund all amounts paid by Clearwire subsequent to the expiration of any cure period contained in clause (c) or clause (f), as the case may be, of Section 12.1.52. Termination shall not constitute a Party’s exclusive remedy for a Material Default of the other Party. Notwithstanding the foregoing sentence, if the Arbitrator fails to issue a determination of damages within six (6) months after it makes a determination there was a Material Default, the Party asserting a Material Default may (a) terminate this Agreement by sending the other Party a Termination Notice specifying a Termination Date, provided that such Termination Date shall be fifteen (15) days or more subsequent to the date of such Termination Notice, and (b) immediately commence and maintain an action in any court of competent jurisdiction for the purpose of determining and recovering damages against the other Party. Further, a Party shall not be deemed to have waived any of its rights accruing hereunder prior to submitting the original notice of default, and Clearwire shall not be required to pay Amdocs any exit fee or other termination fees if Clearwire terminates the Term pursuant to this Section 6.3.2. The non-prevailing Party in any arbitration conducted pursuant to this Section 6.3.2 shall be required to pay the arbitration costs, including reasonable attorney’s fees, of the other Party.
6.3.3	Other Defaults
               In the event that a Party commits an Other Default, the Party asserting the Other Default may, after providing written notice of such Other Default, submit the matter to the escalation procedures set forth in Section 4.3.5. If, as a result of such procedure, the Arbitrator rules in favor of the Party asserting an Other Default, then the Party asserting the Other Default shall have the right to terminate this Agreement by sending a Termination Notice specifying a Termination Date, provided that such Termination Date shall be fifteen (15) days or more subsequent to the date of such Termination Notice. Termination shall be effective at 11:59 p.m. on the Termination Date; in the event of such a termination by Clearwire, Amdocs shall perform its Disentanglement Obligations hereunder until they are fulfilled. Termination under this Section 6.2.3 shall not constitute a Party’s exclusive remedy for such an Other Default, and a Party shall not be deemed to have waived any of its rights accruing hereunder prior to such Other Default. Clearwire shall not be required to pay Amdocs any exit fee or other termination fees if Clearwire terminates this Agreement for Other Default.
6.4	Extension of Services
          Any time prior to expiration of the Term, or if Clearwire has delivered to Amdocs a Notice of Termination, any time prior to the applicable Termination Date, Clearwire may elect to extend the effective date of any such expiration or termination for up to [*****] periods of up to [*****] each. In order for such election to be valid, Clearwire must deliver written notice to Amdocs at least [*****] prior to expiration of the Term or the Termination Date, as applicable. During any extension period under this Section 6.4 all terms and conditions of this Agreement shall continue to apply.
6.5	Transfer Assistance
               The Parties may agree, prior to expiration or termination of this Agreement for any reason, on the provision by Amdocs of certain services related to the transition of any terminated Services to Clearwire or Clearwire’s designee, including but not limited to, after the Termination Date,

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certain continuation of the Services or any component thereof. If applicable, Amdocs’ obligations with respect to such services shall be agreed in a dedicated Additional Services Order (“Disentanglement Obligations”). For the avoidance of doubt, without such dedicated Additional Services Order Amdocs shall not be considered to have any Disentanglement Obligations. Except as otherwise explicitly provided in this Agreement, all terms and conditions of this Agreement shall continue to apply to such disentanglement Services, if any.
               Irrespective of the passing of the Termination Date, Amdocs shall continue to perform, until their respective completion (or until Clearwire earlier directs Amdocs to cease performing), any Services relating to a subsequent Release Amdocs is performing as of the Termination Date, in accordance with the established schedule for such Release and at the Amdocs Rate. Amdocs shall use commercially reasonable efforts to complete any and all such Releases as soon after the Termination Date as possible. For a period of [*****] following the completion of any Release, Amdocs shall provide Services to Clearwire to facilitate the transition of such Release from Amdocs to Clearwire or Clearwire’s designee.
7	CONFIDENTIAL INFORMATION AND SECURITY
7.1	Generally
               (a) To the extent that either Party (the “Discloser”) discloses Confidential Information to the other (the “Recipient”) the Recipient shall protect the Confidential Information of the Discloser.
               (b) The Recipient shall:
                    (i) use the same care and discretion to avoid disclosure, publication, or dissemination of the Discloser’s Confidential Information as the Recipient uses with its own similar information that it does not wish to disclose, publish, or disseminate;
                    (ii) use the Discloser’s Confidential Information solely for the purpose for which it was disclosed or otherwise for the benefit of the Discloser;
                    (iii) take steps to minimize the dissemination or copying of the Discloser’s Confidential Information except to the extent necessary to perform its obligations under this Agreement;
                    (iv) not acquire any express or implied right or license under any patent, copyright, trade secret, or other right or assert any lien against Confidential Information of the other Party; and
                    (v) use its best efforts to inform its employees, agents, and subcontractors who perform duties with respect to this Agreement about these restrictions.
               (c) The Recipient may disclose Confidential Information to the Recipient’s employees, agents, Affiliates, and Subcontractors who have: (i) a need to know such Confidential Information in order to perform their duties; and (ii) a legal duty to protect the Confidential Information.

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The Recipient assumes full responsibility for the acts or omissions of its Subcontractors, Affiliates, agents, and employees with respect to such Confidential Information.
7.2	Exclusions
               (a) Confidential Information shall not include specific information to the extent that the Recipient can demonstrate such information was:
                    (i) after disclosure to Recipient, published or otherwise a part of the public domain through no fault of the Recipient;
                    (ii) in the possession of such Recipient at the time of disclosure to it, if such Party was not then under an obligation of confidentiality with respect thereto;
                    (iii) obtained from a source other than the Discloser who had a lawful right to disclose such Confidential Information to it;
                    (iv) independently developed by the Recipient, as demonstrated by credible evidence, without reference to Confidential Information of the Discloser;
                    (v) at the time of disclosure to the Recipient, generally available to the public as evidenced by generally available documents or publications through no fault of the Recipient; or
                    (vi) disclosed by the Discloser to another entity without obligation of confidentiality.
     For the purpose hereof, disclosures which are specific (e.g., as to engineering and design practices and techniques, equipment, products, or operating conditions), shall not be deemed to be within the foregoing exceptions merely because they are embraced by general disclosures in the public domain or in the possession of the Recipient. In addition, any combination of features shall not be deemed to be within the foregoing exceptions merely because individual features are in the public domain or in the possession of the Recipient, but only if the combination itself and its principle of operation are in the public domain or in the possession of such Recipient.
7.3	Required Disclosure
          The Recipient may disclose Confidential Information to the extent disclosure is required by law or by a court or governmental agency or any other entity authorized by applicable law to require such disclosure; provided, however, that the Recipient shall use its commercially reasonable efforts to maintain the confidentiality of the Confidential Information by means of a protective order or other similar protection and shall give the owner of such Confidential Information prompt notice in order that it have every opportunity to intercede in such process to contest such disclosure and shall use commercially reasonable efforts to cooperate with the owner of such Confidential Information to protect the confidentiality of such Confidential Information. The owner of such Confidential Information reserves the right to obtain a protective order or otherwise protect the confidentiality of such Confidential Information.
7.4	Notification

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          In the event of any disclosure or loss of Confidential Information, the Recipient shall notify the Discloser as soon as possible.
7.5	Return of Confidential Information
          Unless it is expressly authorized by this Agreement to retain the other Party’s Confidential Information, a Party shall promptly return or destroy, at the other Party’s option, the other Party’s Confidential Information, including materials prepared in whole or in part based on such Confidential Information, and all copies thereof (except for one copy, which may be retained in the Party’s confidential files, unless such retention would be prohibited by law or by contract), and at the other Party’s request, an officer of such Party shall certify to the other Party that it no longer has in its possession or under its control any Confidential Information in any form whatsoever, or any copy thereof.
7.6	Confidentiality Agreements
          Each Party shall require each of its employees, agents, and Subcontractors participating in the performance of the Services hereunder to execute an agreement (unless already executed) in a form reasonably acceptable to the other Party containing obligations of confidentiality with respect to the other Party’s Confidential information substantially similar to those of the Parties hereunder. Each Party, upon the other Party’s request, shall provide to the other Party a copy of such form of confidentiality agreement.
7.7	Security
          In performance of its obligations hereunder, Amdocs shall comply with the security and other requirements set forth in Schedule P (Privacy and Security Attachment).
7.8	Off shore [*****]
          [*****]:
•	[*****].

•	[*****].

•	[*****].

•	User accounts with access to the production environment at Amdocs’ facility are limited to users who are current employees with the proper job title and job description.

•	A process is in place relating to obtaining (and documenting) management’s authorization for the access provided to new users.

•	[*****].

•	[*****].

•	[*****].

•	[*****].

•	[*****].

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•	Distribution of key cards with access to the Amdocs’ facility is limited to users who are current employees with the proper job title and job description.

•	[*****].
[*****].
8	INTELLECTUAL PROPERTY RIGHTS
8.1	Ownership of Customized Materials; License to Use Customized Materials
8.1.1	Allocation of Rights
               (a) The Parties shall use commercially reasonable efforts to mutually agree upon in each Services Order (i) the description of the Customized Materials to be developed under such Services Order and (ii) subject to payment of the applicable fees pursuant to the provisions of the applicable Services Orders, the allocation of the rights in such Customized Materials by identifying such Customized Materials as being either Category A, B, C, D or E Customized Materials in accordance with the definitions set forth below, or as otherwise set forth in the applicable Services Order. Customized Materials will be deemed to be Category [*****] Customized Materials subject to the provisions of subsection 8.1.1(b) herein below and unless (i) otherwise set forth in the applicable Services Order or (ii) the Customized Materials are part of the [*****] in which case they shall be deemed to be Category E Customized Materials. In furtherance of alternative (i) above, it is agreed that Clearwire may request that a Services Order for new Customized Materials be deemed a Category A Customized Materials and upon such request the Parties will engage in good faith negotiations to determine the terms and conditions of such ownership allocation, provided however nothing herein shall obligate either Party to enter into any agreement allocating rights pursuant to such request.
               (b) Notwithstanding, the provisions of this Section 8.1.1 and of Section 8.1.2 herein below do not apply to Customized Materials included in the Initial Release (i.e. this Section 8.1.1 and Section 8.1.2 herein below solely apply to Customized Materials ordered pursuant to the provisions of Chapter B to Schedule A to this Agreement and after the Effective Date). With respect to Customized Materials forming part of the Initial Release, the Parties recognize that on the Effective Date Clearwire is a [*****] Affiliate and as such, pursuant to the provisions of [*****] is granted the right to use such Customized Materials as stipulated in subsection 8.1.1(b)(i) herein below:
                    (i) Amdocs confirms that as long as Amdocs provides to Clearwire Services similar in scope to the Services ordered hereunder as of the Effective Date of this Agreement (including natural growth), Amdocs affirms that Clearwire possess, and otherwise hereby grants to Clearwire, and Clearwire hereby accepts, a royalty-free, fully-paid, non-transferable (except as permitted in this Agreement) license for Clearwire to [*****] solely with respect to [*****] or [*****] from [*****] the benefit of the use of Customized Materials forming part of the Initial Release, and all derivatives thereof (subject to the provisions of Section [*****] hereof), in connection with the conduct of [*****]. Notwithstanding, if a Person who is not a Clearwire Affiliate as of the Effective Date of this Agreement thereafter becomes a Clearwire Affiliate the Parties hereto shall negotiate in good faith the applicable license fees for the Customized Materials forming part of the Initial Release prior to such Person’s use of the Customized Materials forming part of the Initial Release as an Affiliate of Clearwire in accordance

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with the provisions of this Section 5.1.3(a)(i)8.1.1(b)(i), such agreement to be reached [*****] of the Person becoming a Clearwire Affiliate.
8.1.2	Categories of Customized Materials
               The categories of Customized Materials shall be as follows:
               (a) Category A Customized Materials. Category A Customized Materials are those Customized Materials in which Clearwire shall be the sole and exclusive owner of such Customized Materials and Amdocs hereby assigns and agrees to assign to Clearwire, exclusively, all right, title and interest therein. Ownership of Category A Customized Materials shall inure to the benefit of Clearwire from the date of conception, of creation, or of fixation in a tangible medium of expression (whichever occurs first), of such Customized Materials. Amdocs also acknowledges that the Parties do not intend Amdocs to be a joint author of the Category A Customized Materials within the meaning of the Copyright Act of 1976, as amended, and that in no event shall Amdocs be deemed the joint author of any Category A Customized Materials.
               (b) Category B Customized Materials. Category B Customized Materials are those Customized Materials in which Amdocs, subject to the license grant to Clearwire described herein, shall be the sole and exclusive owner of such Customized Materials and Clearwire hereby assigns and agrees to assign to Amdocs, exclusively, all right, title, and interest therein. Ownership of Category B Customized Materials shall inure to the benefit of Amdocs from the date of conception, of creation, or of fixation in a tangible medium of expression (whichever occurs first), of such Customized Materials. Clearwire also acknowledges that the Parties do not intend Clearwire to be a joint author of the Category B Customized Materials within the meaning of the Copyright Act of 1976, as amended, and that in no event shall Clearwire be deemed the joint author of any Category B Customized Materials. For the avoidance of doubt, Amdocs’ ownership of the Customized Materials shall not derogate from Amdocs’ obligations hereunder with regard to Clearwire’s Confidential Information or from Clearwire’s rights in the Clearwire Owned Property. Amdocs hereby grants: a royalty-free, fully-paid, perpetual (provided however that such license may be terminated by Amdocs for a Material Default as determined by the Arbitrator pursuant to the provisions of Section 6.3.2) non-transferable (except as permitted in this Agreement) license to Clearwire (or its designee) to [*****] with respect to [*****] the benefit of the use of, the Category B Customized Materials [*****] (subject to the provisions of Section [*****] hereof), in connection with the conduct of Clearwire’s [*****].
               (c) Category C Customized Materials. Category C Customized Materials are those Customized Materials in which Amdocs, subject to the license grant to Clearwire and the Exclusivity Period described herein, shall be the sole and exclusive owner of such Customized Materials and Clearwire hereby assigns and agrees to assign to Amdocs, exclusively, all right, title, and interest therein. Ownership of Category C Customized Materials shall inure to the benefit of Amdocs from the date of conception, of creation, or of fixation in a tangible medium of expression (whichever occurs first), of such Customized Materials. Clearwire also acknowledges that the Parties do not intend Clearwire to be a joint author of the Category C Customized Materials within the meaning of the Copyright Act of 1976, as amended, and that in no event shall Clearwire be deemed the joint author of any Category C Customized Materials. For the avoidance of doubt, Amdocs’ ownership of the Customized Materials shall not derogate from Amdocs’ obligations hereunder with regard to Clearwire’s Confidential Information or from Clearwire’s rights in the Clearwire Owned Property. Amdocs hereby grants: (i) an

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exclusive (for the duration of the Exclusivity Period described below) royalty-free, fully-paid, perpetual (provided however that such license may be terminated by Amdocs for a Material Default as determined by the Arbitrator pursuant to the provisions of Section 6.3.2) , non-transferable (except as permitted in this Agreement) license to Clearwire (or its designee) to [*****] with respect to [*****] the benefit of the use of, the Category C Customized Materials [*****] (subject to the provisions of Section [*****] hereof), in connection with the conduct of Clearwire’s [*****].
               (d) Category D Customized Materials. Category D Customized Materials are those Customized Materials in which Clearwire shall be the sole and exclusive owner of such Customized Materials and Amdocs hereby assigns and agrees to assign to Clearwire, exclusively, all right, title and interest therein. Ownership of Category D Customized Materials shall inure to the benefit of Clearwire from the date of conception, of creation, or of fixation in a tangible medium of expression (whichever occurs first), of such Customized Materials. Amdocs also acknowledges that the Parties do not intend Amdocs to be a joint author of the Category D Customized Materials within the meaning of the Copyright Act of 1976, as amended, and that in no event shall Amdocs be deemed the joint author of any Category D Customized Materials. Clearwire hereby grants a royalty-free, fully-paid, perpetual (provided however that such license may be terminated by Clearwire for a Material Default as determined by the Arbitrator pursuant to the provisions of Section 6.3.2) non-transferable license to Amdocs to (i) use worldwide the Category D Customized Materials, in connection with Amdocs’ performance of this Agreement and internal use only, and (ii) use any patent rights Clearwire might have in the Category D Customized Materials in connection with Amdocs’ development, subject to the next sentence of this paragraph, of software code for Amdocs’ other customers and Amdocs’ licensing of such software code to such Amdocs’ other customers, [*****]. Nothing within this paragraph shall preclude Amdocs from providing to Amdocs’ other customers similar functionality as that contained in the Category D Customized Materials (e.g., development by Amdocs for other customers new software code with similar functionality as that contained in the Category D Customized Materials), provided that in doing so Amdocs shall in no event make use of the Category D Customized Materials or any Clearwire Confidential Information.
               (e) Category E Customized Materials. Notwithstanding the process described in Section 8.1.1 or the categories of Customized Materials described in clauses (a), (b), (c) and (d) above in this Section 8.1.2, Clearwire and Amdocs agree that any portion of the Customized Materials that are part of the [*****] shall be deemed to be Category E Customized Materials. The allocation between the Parties of ownership rights and licenses to the Category E Customized Materials is as follows:
                    (i) Subject to the license grant to Clearwire and the Category E Exclusivity Period described below, and the ownership interests of Clearwire described below, Amdocs shall otherwise be the sole and exclusive owner of the Customized E Materials and Clearwire hereby assigns and agrees to assign to Amdocs, exclusively, all right, title and interest therein, except as specifically noted below. Ownership of Category E Customized Materials shall inure to the benefit of Amdocs from the date of conception, of creation, or of fixation in a tangible medium of expression (whichever occurs first), of such Customized Materials. Clearwire also acknowledges that the Parties do not intend Clearwire to be a joint author of the Category E Customized Materials within the meaning of the Copyright Act of 1976, as amended, and that in no event shall Clearwire be deemed the joint author of any Category E Customized Materials. For the avoidance of doubt, Amdocs’ ownership of such portions of the Category E Customized Materials shall not derogate from Amdocs’ obligations hereunder with regard to Clearwire’s Confidential Information or Clearwire-Owned Property.

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                    (ii) Clearwire will own any patents embedded and enabled in any Category E Customized Material subject to such patent conceived, invented or reduced to practice in connection with the development of any Category E Customized Material, for which a Clearwire employee should be a named inventor. For avoidance of doubt, if both a Clearwire employee and an Amdocs Personnel are the joint inventors of such a patent, then Amdocs hereby assigns and agrees to assign (and shall cause all Amdocs employees and other personnel to assign) to Clearwire all right, title and interest to such patents. Clearwire will be responsible for securing such patent rights at Clearwire’s expense. Amdocs will provide reasonable assistance to Clearwire to secure such patent protection, including, without limitation, assistance in the preparation and filing of any patent applications and the execution of all applications, assignments or other instruments for perfection or protection of title.
                    With respect to patents covered by this Section 8.1.2(e) in which only a Clearwire employee is named as an inventor: Amdocs is hereby granted by Clearwire a worldwide, royalty free, revocable, non-transferable, non-sublicenseable (except for Amdocs’ subcontractors for Clearwire), nonexclusive license to practice any invention covered by such patents during the Term of this Agreement solely to the extent necessary for Amdocs to fulfill its performance obligations to Clearwire under this Agreement. Amdocs shall not make any other use of such patents whatsoever, including any use on behalf of or for the benefit of third parties.
                    With respect to patents covered by this Section 8.1.2(e) in which both a Clearwire employee and an Amdocs Personnel are joint inventors: Amdocs is hereby granted by Clearwire a worldwide, perpetual, royalty free, licensable, irrevocable, nonexclusive license to sell, use, make or have made any invention covered by such patents. Amdocs’ use or sublicensing of any such Clearwire owned patent is subject to the following conditions: (i) Clearwire’s receipt of a prompt written notice from Amdocs that Amdocs has reached and signed a binding agreement with a customer or potential customer to use such Clearwire owned patent, with such notice identifying the date the agreement was signed; and (ii) any such use or sublicensing occurs as part of a project to be performed by Amdocs for such customer or potential customer based upon Amdocs’ products and/or services, and Amdocs is not acting primarily as a seller or sublicensor of only the IP rights of such Clearwire owned patent.
                    (iii) Amdocs hereby grants a royalty free, fully paid, perpetual, non-transferable and non-sublicenseable (without prior written consent from Amdocs, not to be unreasonably withheld) license to Clearwire (or its designee) to [*****] the benefit of the use of Category E Customized Materials and all derivatives thereof, [*****] solely in connection with the conduct of [*****] related business [*****].
                    Nothing within this paragraph or Category E Customized Materials in general shall preclude Amdocs from providing to Amdocs’ other customers [*****] similar functionality as that contained in the Category E Customized Materials (e.g., development by Amdocs for other customers new software code with similar functionality as that contained in the Category E Customized Materials), provided that in doing so during the Category E Exclusivity Period Amdocs shall in no event make use of the Category E Customized Materials or any Clearwire Confidential Information.
                    (iv) In addition to any other Deliverables expected as part of any Category E Customized Materials, and notwithstanding anything to the contrary in this Agreement,

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Amdocs will deliver [*****] to Clearwire whenever software-related Deliverables that are Category E Customized Materials are due.
                    Amdocs shall not be responsible toward Clearwire or any third party for any use of the [*****] outside of the Clearwire production environment.
                    With regard to any such use within the Clearwire production environment, Amdocs shall not be responsible for any [*****] made by Clearwire or on behalf of Clearwire or by or any third party, unless (i) modifications are made by Amdocs under an Additional Services Order or following Amdocs’ express written consent; or (ii) [*****] defects are unrelated to any modifications made by Clearwire or on behalf of Clearwire.
                    Amdocs will be responsible for its [*****] as long as Amdocs has the day-to-day operational responsibility for the [*****]. Should Clearwire assume operational control over the [*****] as a result of a [*****] Operations Event then the scope and nature of Amdocs’ continuous support and responsibility for the [*****] software after Clearwire obtains such operational control over the [*****] (subject to such Additional Services being separately ordered by Clearwire) will be negotiated in good faith between the Parties.
                    (v) The [*****] user interface design will remain Clearwire-Owned Property. Clearwire retains exclusive ownership of the XOHM trademark and logo, as well as related trade dress elements from the [*****] (together, the “Trade Dress”). Clearwire grants Amdocs a non-exclusive revocable license to use and display the Trade Dress solely in connection with the [*****], and all goodwill from Amdocs’ use and display of the Trade Dress will inure to Clearwire’s benefit. Amdocs will promptly correct any misuse of the Trade Dress identified by Clearwire. Amdocs will not incorporate confusingly similar Trade Dress into related work product for third parties; however Amdocs may re-use generic layout and functional elements of the [*****] in other projects.
8.1.3	Escrow
               (a) Escrow Deposit
               If and to the extent that Amdocs does not deliver complete source and object code for all the deliverables that constitute software under this Agreement (in this Section 8.1.3 “Software”) to Clearwire, then, Amdocs shall establish and maintain an escrow with Iron Mountain Intellectual Property, Inc. or another escrow agent satisfactory to Clearwire (the “Escrow Agent”). The escrow agreement with the Escrow Agent shall be consistent with the requirements of this Section 8.1.3 (including, without limitation, the release conditions and procedures related to the release of the Escrow Deposit) and shall not add any procedures or requirements to the release of the Escrow Deposit unless Clearwire expressly agrees in writing to such additional procedures or requirements. Amdocs shall deposit in such escrow, a copy of all source and object code [*****], together with all Software documentation reasonably necessary for Clearwire to fully maintain, modify and utilize the Software (collectively, the “Escrow Deposit”), all in a form that is machine readable and useable, and, if any portion of the Escrow Deposit is encrypted, Amdocs shall also include in the Escrow Deposit or deliver to Clearwire the decryption tools and decryption keys necessary to access the source code. The Escrow Deposit shall be updated (i) at least [*****] each [*****] during the Term, and (ii) in addition, [*****], such request to be made no more frequently than [*****] per each [*****] during the Term; provided that to the extent the Escrow Deposit

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already contains the most current version of the portions of the Generic Product, then such updates to the Escrow Deposit may include no update to such portions of the Generic Product. Amdocs shall be responsible for the [*****] and all [*****] the Escrow Deposit to the Escrow Agent, except for the annual enrollment fees shall be borne by Clearwire). Clearwire shall have the right to verify, or to have the Escrow Agent verify, [*****] the Escrow Deposit, at any time, upon reasonable notice, for its accuracy and completeness. Escrow Agent shall, at Clearwire’s cost, provide Clearwire a quarterly update regarding the version and release of any source code held in escrow. Amdocs warrants and represents that Amdocs maintains a current and accurate repository of the source code for the Customized Product in a [*****], which includes, without limitation, all associated [*****] for [*****] the Customized Product, any hotfixes that Amdocs applies to the production environment of the Customized Product and the [*****] of the Customized Product (collectively, the “Repository”). Without limiting the foregoing, Amdocs shall deliver to the Escrow Agent, as part of the Escrow Deposit, a complete and accurate copy of the Repository and will provide the Escrow Agent with the last [*****] performed on the Customized Product source code prior to the creation and delivery of such copy of the Repository to the Escrow Agent.
               (b) Release Conditions
               The Escrow Deposit [*****] shall be released to Clearwire in the event: (a) [*****] of this Agreement; (b) of the occurrence of any event that would give rise to [*****] this Agreement (i) [*****] in accordance with the provisions of Sections [*****] herein above, (ii) due to [*****] in accordance with the provisions of Section [*****] herein above, (iii) due to Amdocs’ Financial Instability in accordance with the provisions of Section [*****] herein above, or (iv) pursuant to [*****]; (c) this Agreement is [*****] by Clearwire [*****] in accordance with the provisions of Section [*****] herein above; or (d) Amdocs [*****] the items comprising the Escrow Deposit to [*****].
               In addition, the [*****] Escrow Deposit [*****] shall be released to Clearwire in the event that: (a) Amdocs is [*****]; (b) Amdocs’ [*****] of Amdocs; (c) Amdocs [*****] subject to [*****], which [*****] will likely cause [*****] and provided such [*****] after [*****]; or (d) Amdocs [*****].
               (c) License to Deposit Materials.
               The scope of license and use of the Escrow Deposit by Clearwire and its Affiliates shall be in accordance with the provisions of this Agreement. Clearwire may have its third-party service providers use, copy, and modify the Escrow Deposit, for Clearwire subject to the provisions of this Agreement relating to Clearwire’s subcontractors. Such license to be exercisable by Clearwire solely in the event that Clearwire obtains the Escrow Deposit as provided hereunder.
               (d) Training.
               If Clearwire obtains the Software by release from the Escrow Deposit, Amdocs will use all reasonable efforts to provide to Clearwire a practical and participatory on-site training program at Clearwire’s facilities sufficient to reasonably train other personnel of Clearwire (i.e., train them to be trainers) with respect to use, maintenance and operation of the Software, subject to all applicable provisions of this Agreement.
               (e) Terms and conditions.

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               Any such escrow shall be documented in an escrow agreement fully incorporating the terms of this Section 8.1.3 and including such other terms and conditions required by Amdocs or the Escrow Agent as are reasonably satisfactory to Clearwire.
8.1.4	In-Sourcing
               In the event of the occurrence of any event that would give rise to the release of the Escrow Deposit as described in Section 8.1.3 above, Clearwire may elect to perform a portion of the Services for itself (which may include use of the Customized Materials and Amdocs Standard Materials in accordance with the licenses granted to Clearwire under this Agreement in Clearwire’s or (in accordance with the confidentiality provisions of this Agreement) Clearwire’s designee’s data center). If Clearwire so elects, (a) the Parties shall meet to discuss and agree upon a written amendment to this Agreement reflecting the changes to the Services resulting from Clearwire’s election to perform such portion of the Services for itself, and (b) Amdocs shall deliver to Clearwire copies of the relevant Customized Materials and Amdocs Standard Materials (as determined by Clearwire) and Amdocs shall offer to Clearwire the right to receive maintenance (including all enhancements and upgrades) and support with respect to such Customized Materials and Amdocs Standard Materials, for so long as Clearwire requires it (provided Amdocs continues the provision of such services to its customers), at the same rates and terms Amdocs generally offers to other customers for services of a similar nature and scope.
8.1.5	Intellectual Property Protection
               Amdocs shall have the full and sole power to protect its ownership rights in the Category B Customized Materials and Category C Customized Materials and to take all other action concerning such Customized Materials, and Clearwire shall cooperate fully and in a lawful manner, at the expense of Amdocs, in the preparation and prosecution of all legal actions and proceedings concerning such Customized Materials. Clearwire shall have the full and sole power to protect its ownership rights in the Category A Customized Materials and Category D Customized Materials, and to take all other action concerning such Customized Materials, and Amdocs shall cooperate fully and in a lawful manner, at the expense of Clearwire, in the preparation and prosecution of all legal actions and proceedings concerning such Customized Materials.
8.2	Ownership of Standard Materials; License to Use Standard Materials
8.2.1	Ownership by Amdocs
          Subject to the license granted in this Section 8.2, Amdocs shall be the sole and exclusive owner of all intellectual property provided by Amdocs under this Agreement that Amdocs can demonstrate constitutes Amdocs Standard Materials.
8.2.2	License to Standard Materials
               (a) The Parties recognize that on the Effective Date Clearwire is a [*****] Affiliate and as such, pursuant to the provisions of [*****], is granted the rights to use the Standard Materials as these relate to Group A Generic Products as set forth in Section 8.2.2(d)(i) below:

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                    (i) So long as Amdocs provides to Clearwire Services similar in scope to the Services ordered hereunder as of the Effective Date of this Agreement (including natural growth) Amdocs affirms that Clearwire possesses, and otherwise hereby grants to Clearwire, and Clearwire hereby accepts, a royalty-free, fully-paid, non-transferable (except as permitted in this Agreement) license for Clearwire to [*****] solely with respect to [*****]
               (b) The Parties further recognize that with respect to Standard Materials which relate to Group B Generic Products:
          Subject to payment of the applicable license fees pursuant to the provisions of Schedule D to this Agreement, Amdocs hereby grants: a royalty-free, fully-paid, perpetual (provided however that such license may be terminated by Amdocs for a Material Default as determined by the Arbitrator pursuant to the provisions of Section 6.3.2) non-exclusive license to Clearwire (or its designee), to [*****] the benefit of the use of, any Amdocs Standard Materials which relate to Group B Generic Products, and all derivatives thereof, in connection with the conduct of Clearwire’s [*****]. Amdocs shall provide Clearwire with a copy of all Amdocs Standard Materials in such media as requested by Clearwire, together with object code, source code (if a condition for release of the Escrow Deposit has occurred), and Documentation.
8.3	Copyright Notice
          Clearwire and Amdocs each agree to reproduce the copyright notice and any other legend of ownership and/or confidentiality on the original and any copies made of any materials of the other Party or any material containing Confidential Information of the other Party.
8.4	Rights and Licenses
8.4.1	Amdocs Third Party Materials
          Amdocs shall obtain from Third Parties all rights and licenses required to enable it to perform the Services without violating or infringing the rights of others. Amdocs’ obligation in this regard shall, as to rights and licenses obtained from, through, or as a result of prior activity with Clearwire, commence upon Amdocs having knowledge of the need for such right or license either through a Schedule to this Agreement, notice from Clearwire, or as otherwise known by Amdocs. With respect to all technology used and to be used by Amdocs to perform the Services hereunder, whether proprietary to Amdocs or to any other person, Amdocs hereby grants and agrees to grant to Clearwire, or cause to be granted by the licensor thereof, as the case may be, [*****], such licenses and sublicenses as may be necessary in order for Clearwire, and its authorized representatives, including Third Party service providers of Clearwire, to use, or receive the benefit of the use by Amdocs of, such technology in connection with the Services or in connection with any other services that are related to, or come into contact with, the Services. In addition to the foregoing, Amdocs shall use commercially reasonable efforts to obtain advance written consents from Amdocs’ licensors and lessors, to the extent possible, to the conveyance or assignment of all licenses and leases related to the Services to Clearwire upon disentanglement (and subject to the procedure as set forth in Section 6.5). If such advance consents cannot be obtained, Amdocs shall promptly notify Clearwire’s Project Manager and Clearwire shall have the option to enter into the applicable license or lease in its own name. Amdocs further agrees that any licenses granted or obtained, or to be granted or obtained, by Amdocs under this Section 8 (Intellectual

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Property Rights) and subject to its provisions, shall extend to any assignee of substantially all of the assets or business of Clearwire.
8.4.2	Clearwire Third Party Materials
          Schedule L attached hereto contains a list of all hardware and software that Clearwire will need to install, or have installed, in Clearwire’s facilities in order for Clearwire to use those components of the Customized Product that need to be located in Clearwire’s facilities in order for Clearwire to receive the Services (the “Clearwire Third Party Materials). Not in limitation of the requirements provided in Section [*****] hereof, Amdocs shall provide Clearwire with a written notice at least [*****] prior to implementing any change or upgrade to the Customized Product or any other software in the Data Center that would require Clearwire to update, modify, or replace any of the Clearwire Third Party Materials.
9	INDEMNIFICATION AND INSURANCE
9.1	Indemnity by Amdocs and Clearwire
               (a) By Amdocs. Amdocs shall defend, indemnify and hold Clearwire, its Affiliates, and their respective employees, officers, directors, agents, successors and assigns (“Clearwire Indemnitees”) harmless from and against any and all liabilities, losses, costs, damages, and expenses, including reasonable attorney's fees, arising out of any claim by any Third Party against a Clearwire Indemnitee for actual or alleged infringement of any patent, trademark, copyright, or similar property right including misappropriation of trade secrets, (x) based upon the Amdocs Standard Materials, the Documentation, the Customized Materials, or any Third Party technology used by Amdocs in providing the Services (collectively, the “Services Technology”) or (y) to the extent that it is an Amdocs-Generated Claim. Also, notwithstanding the foregoing, Amdocs shall indemnify the Clearwire Indemnitees to the extent an infringement or claim of infringement could have been avoided by moving to a new release or version of the Third Party component of the Services Technology and Amdocs was offered the new release or version and did not move to same. Amdocs may, in its reasonable discretion, either procure a license to enable Clearwire to continue to use, or receive the benefit of, such Services Technology, develop or obtain a non infringing substitute reasonably acceptable to Clearwire or if the right to continue using the affected Services Technology cannot be procured using reasonable commercial efforts, or the affected Services Technology cannot be replaced or modified using reasonable commercial efforts, Amdocs shall grant Clearwire a credit based on the License Fee paid for the affected Services Technology as depreciated on a straight-line basis over a period of five (5) years and the license to use the Services Technology shall be terminated. Amdocs’ duty to indemnify Clearwire shall be mitigated and reduced (i.e. shall not exist for the specific claim(s) meeting one or more of the following criteria) but only to the extent that a claim or action is based upon:  (i) unauthorized modification of the Services Technology by Clearwire, any Third Party contractor to Clearwire, or any agent of Clearwire, but only to the extent that the claim or action would not have arisen but for the unauthorized modification, unless such modification (whether made by Clearwire or any such contractor or agent) has been authorized in advance by Amdocs; (ii) Clearwire’s combination, operation or use (including as part of a larger business method or process) of the Services Technology with other apparatus, data or programs, not provided by Amdocs, but only to the extent that the claim or action would not have arisen but for such combination, operation or use; (iii) the use by Clearwire of any software provided to Clearwire by any Third Party other than in accordance with relevant software licenses whether or not such license agreements are provided to Amdocs; (iv) the use by Amdocs, in accordance with the applicable license agreement, of software owned by or licensed to Clearwire by a party other than Amdocs and supplied by Clearwire to Amdocs but only to the extent that the claim or action would not have arisen but for the use of such Third Party software; (v) any exact specifications, instructions, requirements, procedure, style, or graphic that Clearwire requires Amdocs to follow or use in developing the Customized Product but only to the extent that the claim or action would not have arisen but for Amdocs using such Clearwire required specifications, instructions, requirements, procedure, style or graphic (such requirements, the “Clearwire Requirements”) (the occurrences set forth in clauses (i) through (v) above, the “Clearwire-Generated Claims”). For the avoidance of doubt, the exception from Amdocs’ indemnification obligation described in clause (v) shall not apply, and such occurrence shall not constitute a Clearwire-Generated Claim, with respect to claims or actions (i) based upon the manner or methodology selected by Amdocs to execute the Clearwire Requirements or (ii) for which Amdocs has not provided Clearwire with written notice documenting the exact procedure, style or graphic that Amdocs is alleging meets the requirements of clause (v) and is the basis for Amdocs’ claim that its indemnification obligations under this clause (a) do not extend to a particular action or claim for which a Clearwire Indemnitee is seeking indemnification under this clause (a).
               (b) By Clearwire. Clearwire shall defend, indemnify, and hold Amdocs, its Affiliate, and their respective officers, directors, employees, agents, successors, and assigns (“Amdocs Indemnitees”), harmless from and against any and all liabilities, losses, costs, damages, and expenses, including reasonable attorney's fees, arising out of, any claim by any Third Party against an Amdocs Indemnitee for actual or alleged infringement of any patent, trademark, copyright, or similar property right including misappropriation of trade secrets: (x) based upon software that is proprietary or non-proprietary to Clearwire that Clearwire requires Amdocs to use in performing the Services (“Clearwire Software”) (if any); or (y) to the extent that it is a Clearwire-Generated Claim. Also notwithstanding the foregoing, Clearwire shall indemnify the Amdocs Indemnitees to the extent an infringement or claim of infringement could have been avoided by moving to a new release or version of the infringing Clearwire Software and Clearwire was offered the new release or version and did not move to same. Clearwire may, in its reasonable discretion, either procure a license to enable Amdocs to continue to use any such infringing Clearwire Software or any Clearwire Requirements or develop or obtain a non infringing substitute or modify Clearwire’s requirements so as to no longer require Amdocs to use the Clearwire Software or any Clearwire Requirements in performing the Services. Clearwire’s duty to indemnify shall be mitigated and reduced (i.e. shall not exist for the specific claim(s) meeting one or more of the following criteria) but only to the extent that a claim or action is based upon:  (i) unauthorized modification of any software, program or machine by Amdocs, any Third Party contractor to Amdocs, or any agent of Amdocs (other than pursuant to the Clearwire Requirements, but including the manner or methodology selected by Amdocs to execute the Clearwire Requirements) but only to the extent that the claim or action would not have arisen but for the unauthorized modification; (ii) Amdocs’ combination, operation, or use of any Clearwire supplied software with apparatus, data, or programs not provided by Clearwire but only to the extent that the claim or action would not have arisen but for the combination, operation or use; (iii) the use by Amdocs of any software provided to Amdocs by any Third Party other than in accordance with relevant software licenses whether or not such licenses are provided to Clearwire; or (iv) the use, in accordance with the applicable license agreement, of software owned by or licensed to Amdocs by a party other than Clearwire and supplied by Amdocs to Clearwire but only to the extent that the claim or action would not have arisen but for the use of such software by Clearwire (the occurrences set forth in clauses (i) through (iv) above, the “Amdocs-Generated Claims”).
9.2	Tax Indemnity by Amdocs
          Amdocs shall defend, indemnify, and hold the Clearwire Indemnitees harmless from and against any and all liabilities, losses, costs, damages, and expenses, including reasonable attorneys’ fees and including any assessment for tax, interest or penalty, arising out of any claim by any federal, state, or

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local taxing authority relating to federal, state, or local sales or transaction taxes that Clearwire has failed, or allegedly failed, to collect, if such failure or alleged failure is due to a mistake in billing caused by Amdocs in the course of its performance hereunder; provided, however, that in no event shall Amdocs be required to indemnify Clearwire if such failure or alleged failure is due to errors inherent in the coding of the Vertex software program or an error by Clearwire and not due to an act or failure to act of Amdocs. The Parties hereby acknowledge that the indemnity described in this Section 9.2 is being provided on the basis of Amdocs’ use of the Vertex software program in performing the Services. If Amdocs, upon the mutual agreement of the Parties, at any time during the Term uses a different tax-related software program, in lieu of Vertex, Amdocs shall provide an equivalent tax indemnity to that contained herein with respect to mistakes in billing.
9.3	Third Party Matters
               (a) Injury or Property Damages
                    Without limiting Amdocs’ obligations with respect to insurance as provided in Section 9.6 hereof, Amdocs and Clearwire shall indemnify, defend, and hold the Clearwire Indemnitees and Amdocs Indemnitees, respectively, harmless with respect to any Third Party claim alleging bodily injury, including death, or damage to tangible personal or real property, in the event that such injury or damage arises from acts or omissions that constitute negligence, willful misconduct, or violations of law by the indemnifying Party or its personnel, agents, or Subcontractors.
               (b) Mutual Indemnities
                    Each Party shall defend, indemnify, and hold the other Party’s Indemnitees harmless from and against claims by Third Parties that may be brought against any such Indemnitee as a result of the commercial relationship existing between the Parties and that are based upon an alleged breach of any agreement by the indemnifying Party with such Third Party.
9.4	Indemnification Procedures
          The indemnified Party shall follow the procedures set forth in this Section 9.4:
               (a) The indemnified Party shall promptly notify the Indemnifying Party in writing of a claim covered by this Section.
               (b) The indemnified Party shall not admit any liability whatsoever.
               (c) The indemnifying Party shall be entitled to take sole control of the defense and investigation of the claim (the “Defense”) at its own expense, and to use attorneys of its choice, by providing prompt written notice to the indemnified Party. The indemnifying Party shall not be liable to the indemnified Party for any Defense Costs incurred after such notice, except for Defense Costs incurred at the indemnifying Party’s request.
               (d) The indemnified Party shall cooperate in all reasonable respects with the indemnifying Party and its attorneys in the Defense of such claim, and may reasonably participate at its

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own expense, through its attorneys or otherwise, in such Defense; provided that such participation does not interfere with the indemnifying Party’s Defense.
               (e) If the indemnifying Party does not take sole control of the Defense of a claim as provided in this subsection 9.4:
                    (i) the indemnifying Party may participate in such Defense, at its sole cost and expense;
                    (ii) the indemnified Party shall have the right to defend the claim in such manner as it may deem appropriate; and
                    (iii) the indemnifying Party shall pay the indemnified Party’s Defense Costs.
               (f) All settlements of claims subject to indemnification under this Section shall:
                    (i) if requiring any admission of guilt by the indemnified Party, be entered into only with the consent of the indemnified Party, which consent shall not be unreasonably withheld; and
                    (ii) include an appropriate confidentiality agreement prohibiting disclosure of the terms of such settlement.
9.5	Subrogation
          The indemnifying Party shall be subrogated to the rights and defenses of the indemnified Party to the extent of, and with respect to, the indemnifying Party’s obligation to indemnify the indemnified Party under this Section 9.
9.6	Insurance
               (a) Without limiting and separate from Amdocs’ undertaking to defend, hold harmless, and indemnify the Clearwire Indemnities as provided in Section 9, Amdocs, at its own cost, shall procure, maintain, and keep in force and effect insurance under insurance policies issued by companies in good standing and licensed to do business in all locations where the Services are to be performed, with coverage written on an occurrence (rather than claims-made) basis besides Error & Omission and [*****] which are claims-made, as follows:
                    (i) Workers’ compensation insurance as provided for under any workers’ compensation or similar law in the jurisdiction where work is performed with an employer’s liability limit of not less than $[*****] for bodily injury by accident or disease. Amdocs’ Workers’ Compensation insurance policy will not be primary to any other insurance of Clearwire. The undertaking in this subsection (i) does not apply to workers in India;
                    (ii) Commercial general liability, including bodily injury, property damage, personal and advertising injury liability and contractual liability covering operations,

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independent contractor and products/completed operations hazards, with limits of not less than $[*****] combined single limit per occurrence and $[*****] annual aggregate, naming Clearwire, its officers, directors and employees as additional insureds;
                    (iii) Business auto liability covering ownership, maintenance or use of all owned, hired and non-owned autos with limits of not less than $[*****] combined single limit per accident for bodily injury and property damage liability, The undertaking in this subsection (iii) does not apply to workers in India;
                    (iv) Umbrella/excess liability with limits of not less than $[*****] combined single limit per occurrence and annual aggregate in excess of the commercial general liability, business auto liability and employer’s liability;
                    (v) Property insurance covering not less than the full replacement cost of Amdocs’ personal property, with a waiver of subrogation in favor of Clearwire as it is agreed that Clearwire will not be held liable for loss or damage to any such property, except in cases of gross negligence or willful misconduct by Clearwire or any entity or person on its behalf. Clearwire will be named as a loss payee as its interest may appear;
                    (vi) Crime insurance including coverage for employee dishonesty, extended by endorsement, if necessary, for loss to Clearwire property related to the performance of services under this Agreement in an amount not less than $[*****] naming Clearwire as a loss payee;
                    (vii) Errors and omissions or Professional Liability Insurance with limits of $[*****] per claim and in the aggregate; and
                    (viii) [*****].
               (b) Except as specifically stated, the insurance policies listed above shall not be restricted by the country or state in which the Services are being performed. In the case of Services performed outside the United States and when required by law, the insurance must be placed with a company admitted to do business in that country.
               (c) Amdocs shall obtain and maintain the required coverage with insurers with [*****] ratings of not less than [*****] and are licensed to do business in all jurisdictions where work is performed under this Agreement. Amdocs shall provide Clearwire a certificate of Insurance, evidencing that all the required coverages are in force and provide that no policy will be cancelled without first giving Clearwire [*****] notice. Amdocs shall endeavor to provide such notice in writing. All policies named above besides Workers’ compensation will be primary to any insurance or self-insurance Clearwire may maintain for acts or omissions of Amdocs or anyone for whom Amdocs is responsible.
               (d) If Amdocs utilizes subcontractors in performance of this Agreement, the subcontractors must meet the same insurance requirements as Amdocs. If a subcontractor does not meet the coverage requirements of this Section, the subcontractor must either supplement the deficient areas of coverage or Amdocs must certify that it has acquired sufficient coverage to supplement any deficiency of subcontractor.
10	LIMITATION OF LIABILITY; REMEDIES

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10.1	Limitation of Liability and Disclaimers
          The liabilities of the Parties to one another in respect of matters relating to this Agreement are subject to the following provisions and limitations of this Section 9:
               (a) EXCEPT AS OTHERWISE EXPRESSLY PROVIDED BELOW, CLEARWIRE’S AGGREGATE CUMULATIVE MONETARY LIABILITY FOR ANY AND ALL CLAIMS ARISING UNDER OR RELATING TO THIS AGREEMENT NOTWITHSTANDING THE FORM (E.G., CONTRACT, TORT, NEGLIGENCE, OR OTHERWISE) SHALL BE LIMITED TO THE AMOUNT OF MONEY SHOWN TO BE OWED FOR SERVICES RENDERED AND UNPAID AND ANY AMOUNTS DUE UNDER SECTION 6.1.1 (IF ANY). THE LIMITATIONS CONTAINED IN THIS SUBSECTION 10.1 (a) SHALL NOT APPLY TO: (i) CLAIMS BY AMDOCS FOR INDEMNIFICATION BY CLEARWIRE (SECTION 9.1); (ii) CLAIMS WITH RESPECT TO A BREACH OF CONFIDENTIALITY (SUBSECTIONS 7.1-7.6); (iii) CLAIMS WITH RESPECT TO A WILLFUL BREACH OF INTELLECTUAL PROPERTY RIGHTS (SECTION 8); AND (iv) LOSSES ARISING OUT OF THE FRAUD, WILLFUL MISCONDUCT, OR GROSS NEGLIGENCE OF CLEARWIRE.
EXCEPT AS OTHERWISE EXPRESSLY PROVIDED BELOW, AMDOCS’ AGGREGATE CUMULATIVE MONETARY LIABILITY FOR ANY AND ALL CLAIMS ARISING UNDER OR RELATING TO THIS AGREEMENT NOTWITHSTANDING THE FORM (E.G., CONTRACT, TORT, NEGLIGENCE, OR OTHERWISE) IN WHICH ANY ACTION IS BROUGHT, SHALL BE LIMITED TO THE LOWER OF FORTY MILLION DOLLARS ($40,000,000 OR THE AMOUNTS PAID TO AMDOCS UNDER THIS AGREEMENT. THE LIMITATIONS CONTAINED IN THIS SUBSECTION 10.10 UPON THE AMOUNTS OF AMDOCS’ LIABILITY IN THE AGGREGATE SHALL NOT APPLY TO: (A) CLAIMS FOR INDEMNIFICATION BY AMDOCS (SECTION 9) OTHER THAN THE TAX INDEMNITY PROVIDED UNDER SECTION 9.2 ; (B) CLAIMS WITH RESPECT TO A BREACH OF CONFIDENTIALITY (SUBSECTION 7.1-7.6); (C) CLAIMS WITH RESPECT TO A WILLFUL BREACH OF INTELLECTUAL PROPERTY RIGHTS (SECTION 8); (D) LOSSES ARISING OUT OF THE FRAUD, WILLFUL MISCONDUCT, OR GROSS NEGLIGENCE OF AMDOCS; AND (E) CLAIMS BASED UPON AN INTENTIONAL BREACH OF SECTION 4.4.3 OR UPON REPUDIATION OF THIS AGREEMENT BY AMDOCS OR AMDOCS’ INTENTIONAL REFUSAL TO PERFORM ITS DUTIES AND OBLIGATIONS HEREUNDER.
               (b) AMDOCS ACKNOWLEDGES AND AGREES THAT IN ADDITION TO ANY OTHER DAMAGES TO WHICH CLEARWIRE IS ENTITLED TO SUBJECT TO THE PROVISIONS OF THIS AGREEMENT THE FOLLOWING TYPES OF DAMAGES SHALL BE DEEMED RECOVERABLE BY CLEARWIRE HEREUNDER: (I) ANY COMPUTABLE AMOUNTS (AS DEFINED IN SECTION 12 ; AND (II) ALL ADDITIONAL COSTS AND EXPENSES PAID OR INCURRED BY CLEARWIRE; IN EITHER CASE AS A DIRECT RESULT OF ANY FAILURE BY AMDOCS TO PERFORM ITS OBLIGATIONS HEREUNDER, INCLUDING, IF CLEARWIRE TERMINATES FOR DEFAULT HEREUNDER, ANY ADDITIONAL COSTS INCURRED BY CLEARWIRE TO OBTAIN REPLACEMENT SERVICES COMPLYING WITH THE TERMS HEREOF.
               (c) NEITHER PARTY SHALL BE LIABLE FOR CONSEQUENTIAL, SPECIAL, INDIRECT, INCIDENTAL, EXEMPLARY OR PUNITIVE DAMAGES, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES AND REGARDLESS OF THE FORM IN WHICH ANY ACTION IS BROUGHT (E.G., CONTRACT, TORT, NEGLIGENCE, OR OTHERWISE) EXCEPT IN THE CASE OF LIABILITIES BASED UPON: (1) CLAIMS FOR INDEMNIFICATION OR OTHER AMOUNTS DUE UNDER SECTION 9 (OTHER THAN THE TAX INDEMNITY PROVIDED UNDER SECTION 9.29.2 ; ; (2) CLAIMS WITH RESPECT TO A BREACH OF CONFIDENTIALITY (SUBSECTIONS 7.1-7.6); (3) CLAIMS WITH RESPECT TO A WILLFUL BREACH OF INTELLECTUAL PROPERTY RIGHTS (SECTION 8); (4) LOSSES ARISING OUT OF FRAUD, WILLFUL MISCONDUCT, OR GROSS NEGLIGENCE; OR (5) CLAIMS BASED UPON AN INTENTIONAL BREACH OF SECTION 4.4.3 BY AMDOCS OR UPON A REPUDIATION OF THIS AGREEMENT BY AMDOCS OR AMDOCS’ INTENTIONAL REFUSAL TO PERFORM ITS DUTIES AND OBLIGATIONS HEREUNDER.
10.2	Remedies
10.2.1	Remedies
               If a Party commits a Default under this Agreement, the other Party shall be entitled to terminate of this Agreement in accordance with the provisions of Section 6.3 and shall have all the remedies that may be available to it under law or in equity. Except to the extent specifically stated in this Agreement, no remedy set forth in this Agreement is intended to be exclusive of any other remedy, and each remedy will be in addition to every other remedy given hereunder, or now or hereafter existing at law, in equity, by statute, or otherwise, provided that a Party’s recovery of damages pursuant to such remedies shall be subject to this Agreement, including any limitations on liability and exclusions on recoverable damages and remedies stated in this Agreement.
10.2.2	Attorney’s Fees
     In the event of a Default by either Party, the prevailing Party shall be entitled to recover from the non prevailing Party reasonable attorney’s fees and costs in connection with any action by the prevailing Party in pursuing enforcement of the terms of this Agreement or any other remedies. For the avoidance of doubt, the attorney’s fees and costs are not to be considered to be within the monetary limitations of liability specified in Section 10.1 above and are hereby expressly excluded from such limitation of liability.

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10.3	Breach
          The Parties acknowledge that the failure of a Default to constitute a basis for termination of this Agreement pursuant to Section 6.3 shall not preclude the aggrieved Party from seeking other remedies available to it under law or in equity for such Default, none of which is exclusive and any or all of which may be pursued, except as otherwise provided herein; provided that a Party’s recovery of damages pursuant to such remedies shall be subject to this Agreement, including any limitations on liability and exclusions on recoverable damages and remedies stated in this Agreement.
10.4	Delay
          In the event of any Delay, Amdocs will, as soon as practicable after the occurrence of the Delay, notify Clearwire in writing. The notice will include specific details of the Delay, including without limitation, the estimated impact on the applicable timetable under this Agreement and the estimated amount, if any, of additional Services required. If Clearwire disputes any of the matters set forth in Amdocs’ notice, the matter will be resolved through the dispute resolution process of this Agreement. If Clearwire does not cure the Delay and it directly causes a cumulative increase of at least [*****] to complete the Services set forth in the applicable Additional Services Order or otherwise directly causes a failure by Amdocs to comply with the requirements of an Additional Services Order, then Amdocs will be granted an extension of the project schedule for a period not longer than the length of the corresponding Delay, but only to the extent set forth in (i) Amdocs’ notice, if Clearwire does not dispute the notice and subsequent Delays (if the Delay is continuous), or (ii) in a written agreement resulting from the dispute resolution process and solely with respect to the matters described therein. Except for payments for actual efforts and expenses incurred by Amdocs as a result of a Delay for which Amdocs has complied with the requirements of this Section, to the extent such efforts and expenses are described in written notices required under this Section and Clearwire agrees that such efforts and expenses were incurred by Amdocs as a result of a Delay and the amounts set forth in such written notices (in which case Clearwire shall issue a valid and applicable Clearwire purchase order therefor based on the above Amdocs’ notices), Amdocs shall not be entitled to any relief with respect to any Delay other than in compliance with the timely notice and other requirements of this Section. For avoidance of doubt, if Clearwire disputes that such efforts and expenses were incurred by Amdocs as a result of a Delay or the amounts set forth in such written notices, Clearwire shall pay to Amdocs the undisputed portion of such amounts. Clearwire’s failure to give Acceptance of a deliverable under this Agreement will not constitute a Delay if and to the extent that such deliverable did not meet the requirements of this Agreement.
11	WARRANTY
11.1	Authorization and Enforceability
          Each Party represents and warrants that:
               (a) it has all requisite corporate power and authority to execute, deliver, and perform its obligations under this Agreement;
               (b) its signing of and agreement to this Agreement have been duly authorized by all requisite corporate actions;

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               (c) it has signed and agreed to this Agreement; and
               (d) this Agreement is a valid and binding obligation, enforceable against it in accordance with its terms (assuming the due authorization, execution, and delivery by the other Party).
11.2	Compliance with Laws and Obligations
               (a) Amdocs represents, warrants, and covenants that it shall comply with the Amdocs Legal Requirements to the extent that such Amdocs Legal Requirements relate to the performance of its obligations under this Agreement.
               (b) Clearwire represents, warrants, and covenants that it shall comply with the Clearwire Legal Requirements to the extent that such Clearwire Legal Requirements relate to the performance of its obligations under this Agreement.
11.3	Additional Amdocs’ Representations, Warranties and Covenants
          Amdocs represents, warrants, and covenants that:
               (a) It shall provide all Services in accordance with this Agreement, and that all Services provided under this Agreement shall be provided in a timely, professional, and workmanlike manner consistent with standards of quality and integrity customary in the industry, and shall meet the performance standards required under this Agreement.
               (b) [*****].
               (c) [*****].
               (d) [*****]. Amdocs will use industry best practices regularly to identify, screen, and prevent any Disabling Device in the Services and Deliverables and will not itself intentionally or negligently install or suffer the installation of any Disabling Device in the same. Amdocs will assist Clearwire in reducing the effects of any Disabling Device discovered in any of the Services or Deliverables.
               (e) [*****].
               (f) It shall maintain in effect, all licenses and permits necessary for it to provide the Services contemplated by this Agreement.
               (g) The Services and Deliverables provided by Amdocs under this Agreement, and Clearwire’s exercise of any intellectual property rights granted under this Agreement, will not infringe or otherwise violate any statutory or other rights of any third party in or to any intellectual property rights in accordance with any applicable law of any applicable jurisdiction, including without limitation, copyrights, patent, trade secrets trademarks or moral rights, and no third party has, to Amdocs’ knowledge, asserted or has threatened or has or will have any reasonable basis to assert such a claim (other than claims for which Amdocs has reasonably concluded that there is no substantial basis).

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               (h) It owns or leases and will at all times own or lease, or have a right to use, free and clear of all liens and encumbrances, other than lessors’ interests, or security interests of Amdocs’ lenders, appropriate right, title, or interest in and to the tangible property and technology and the like that Amdocs intends to use or uses to provide such Services and in and to any related patent, copyright, trademark, and other proprietary rights, or has received or will receive appropriate licenses, leases, or other rights from Third Parties to permit such use.
               (i) The Amdocs’ Key Personnel, Amdocs’ Program Manager and all other Amdocs’ Personnel assigned by Amdocs or its Subcontractors to perform Amdocs’ obligations under this Agreement shall have experience, training and expertise at least customary in the industry for their responsibilities in the business in which Amdocs is engaged and shall have sufficient knowledge of the relevant aspects of the Services and shall have or promptly obtain sufficient knowledge of Clearwire’s practices and areas of expertise to enable them to properly perform the duties and responsibilities assigned to them in connection with this Agreement. In addition to meeting all requirements for the Services set forth herein, the Services shall conform to commercial standards customary in the industry applicable to such Services in the business in which each of Clearwire and Amdocs is engaged.
               (j) Amdocs’ Personnel are legally able and authorized to work [*****]. At Clearwire’s request, Amdocs shall audit its compliance with this Section and deliver to Clearwire a written certification, [*****].
               (k) The Documentation is, and will continue to be, complete and will accurately describe the Customized Product and the Services so as to enable a reasonable data-processing professional with skills and experience customary in the industry to utilize the Customized Product and the Services for all purposes hereunder, and the Documentation will be promptly and accurately updated to reflect all Additional Releases and the Services and any and all other modifications, enhancements, updates, error corrections, improvements, and the like to the Customized Product and the Services, and all such updates will be of a quality equal to or better than that of the initial Documentation provided to Clearwire.
EXCEPT AS PROVIDED BY THIS AGREEMENT, THERE ARE NO EXPRESS WARRANTIES, REPRESENTATIONS, UNDERTAKINGS, OR CONDITIONS (STATUTORY OR OTHERWISE) BY EITHER PARTY, AND THERE ARE NO IMPLIED WARRANTIES, REPRESENTATIONS, UNDERTAKINGS, OR CONDITIONS (STATUTORY OR OTHERWISE) BY EITHER PARTY, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, IN THIS AGREEMENT OR ANY AGREEMENT. EACH PARTY’S SOLE REMEDY FOR BREACH OF WARRANTIES BY THE OTHER PARTY SHALL BE THE CORRECTION OF SUCH BREACH BY THE OTHER PARTY AS SOON AS PRACTICABLE; PROVIDED, HOWEVER, THAT THIS SENTENCE SHALL NOT AFFECT OR DIMINISH EITHER PARTY’S RIGHTS UNDER ANY OTHER SECTION OF THIS AGREEMENT, OR EITHER PARTY’S RIGHTS TO RECOVER ALL DAMAGES, TO THE EXTENT AVAILABLE UNDER THIS AGREEMENT, WITH RESPECT TO ANY ACT OR FAILURE TO ACT BY THE OTHER PARTY.
12	DEFINITIONS; INTERPRETATION
12.1	Defined Terms

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     Capitalized terms used herein without definition shall have the meanings ascribed to them below:
12.1.1	Acceptance Testing
               “Acceptance Testing” shall mean the end to end business scenario testing in a “near production” environment, in which Amdocs and Clearwire verify that the requested functionality defined in the applicable Impact Assessment Documents and API DFS is supported by the Customized Product as well as ensuring that the end to end business flows function as required.
12.1.2	Account
               “Account” means the financial entity which carries a balance and the responsibility for paying all charges associated with it.
12.1.3	Additional Licenses
               “Additional Licenses” means any license, purchased by Clearwire under this Agreement, to use Amdocs’ software products other than those for which licenses have been purchased by Clearwire at the time of execution of this Agreement or granted pursuant to Clearwire’s ownership of [*****].
12.1.4	Additional Licenses Fees
               “Additional Licenses Fees” means the license fees to be paid by Clearwire for the Additional Licenses.
12.1.5	Additional Release
               “Additional Release” has the meaning set forth in Section 2.1.3.
12.1.6	Additional Services
               “Additional Services” means the services, and, if applicable, hardware and third-party software, described in the Additional Services Orders.
12.1.7	Additional Services Fees
               “Additional Services Fee” means the fees to be paid by Clearwire to Amdocs for the Additional Services as provided for in the Additional Services Orders.
12.1.8	Additional Services Order or ASO
               “Additional Services Order” or “ASO” means a Clearwire document issued under Section 2.5 of this Agreement, executed, confirmed or acknowledged in writing by both parties, ordering Additional Services from Amdocs.

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12.1.9	Affiliate
               “Affiliate” shall mean, as to any Person, any other Person that, directly or indirectly, controls, is controlled by, or is under common control with, such Person, whether through ownership of voting securities or otherwise. For this purpose, and without limiting the foregoing, any Person that has the power to vote [*****]% or more of the voting interests of any other Person or owns [*****]% or more of the beneficial interests in income or capital shall be deemed to control such other Person.
12.1.10	Agreement
               “Agreement” shall mean this Agreement between Clearwire and Amdocs, including all attachments, Exhibits, and Schedules hereto, as amended from time to time.
12.1.11	Amdocs
               “Amdocs” has the meaning set forth in the Preamble hereto.
12.1.12	Amdocs Competitor
               “Amdocs Competitor” means (i) any of the Persons listed on Schedule K (Party Competitors) as revised by mutual agreement of the Parties; and (ii) any Subsidiary of the entities referred to in clause (i).
12.1.13	Amdocs Indemnitees
               “Amdocs Indemnitees” has the meaning set forth in Section 9 (Indemnification and Insurance).
12.1.14	Amdocs Integration Testing
               “Amdocs Integration Testing” shall mean the testing of the integration between the main systems.
12.1.15	Amdocs Legal Requirements
               “Amdocs Legal Requirements” means the laws and regulations applicable to Amdocs.
12.1.16	Amdocs Program Manager
               “Amdocs Program Manager” means the individual who is so designated in Schedule G and any subsequent holder of that position designated and approved under the terms and conditions of Section 4.2.
12.1.17	Amdocs Rate

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               “Amdocs Rate” means the Labor Rate for Additional Services as defined in Schedule D.
     12.1.18 Amdocs Testing Activities
               “Amdocs Testing Activities” has the meaning set forth in Section 4.3.1 (Software Component Testing).
12.1.19	API DFS
               “API DFS” or “Application Programming Interface Detailed Functional Specifications” shall mean the detailed functional changes regarding the Amdocs APIs, which allows client development teams to modify applications utilizing any APIs.
12.1.20	Arbitrator
               “Arbitrator” means each arbitrator defined in Section 13.6.
12.1.21	[*****]
               [*****] has the meaning set forth in the preamble to this Agreement.
12.1.22	[*****]
               [*****].
12.1.23	Audits
               “Audits” has the meaning set forth in Section 13.2 (Audits, Records).
12.1.24	Change Requests or CRs
               “Change Requests” or “CRs” mean modifications to the Customization and/or related documentation (including but not limited to software developments) to be performed by Amdocs for Clearwire. CRs shall be included and implemented as part of Additional Releases.”
12.1.25	Change Requests Charges or CRs Charges
               “Change Requests Charges” or “CRs Charges” means the charges to be paid by Clearwire to Amdocs for CRs that have been agreed upon in the applicable Additional Services Orders.
12.1.26	Change Requests Form or CR Request Form
               “Change Requests Form” or “CR Request Form” means a Clearwire document describing its requirements for CRs substantially in the form of Annex A to Schedule O of this Agreement.
12.1.27	Clearwire

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               “Clearwire” has the meaning set forth in the Preamble hereto.
12.1.28	Clearwire 4G Portal
               “Clearwire 4G Portal” means Clearwire’s web portal for Clearwire’s 4G customer offerings as more specifically defined in the applicable Services Order(s). For the avoidance of doubt, the Clearwire 4G Portal does not include BSS development and customization. Clearwire 4G Portal does not include the [*****].
12.1.29	Clearwire 4G
               “Clearwire 4G” (which may also be referenced as “4G” or “XOHM”) means the high-speed, mobile broadband network under development by Clearwire to be deployed nationwide (and any technical advancements, evolutions, modifications and/or enhancements in any portion thereto), including, but not limited to, a network infrastructure using WiMAX (Worldwide Interoperability Microwave Access as defined by the IEEE 802.16 standard) technology (or any replacement technology).
12.1.30	Clearwire Business Initiative
               “Clearwire Business Initiative” means a Clearwire business partnership with third parties (including but not limited to customer relationships), which uses the Xohm brand (or its replacement brand) for the purpose of primarily offering (among other) Clearwire’s 4G products or network services and provided that such business partnership’s use of the [*****] shall not be the license or sale of the right to use the [*****] software with or without related professional services.
12.1.31	Clearwire Competitor
               “Clearwire Competitor” means (i) the Persons listed in Schedule K (Party Competitors), as revised by mutual agreement of the Parties from time to time; and (ii) any Subsidiary of the entities referred to in clause (i).
12.1.32	Clearwire Data
               “Clearwire Data” means, in or on any medium or form of any kind: (a) data and summarized data related to Clearwire, Clearwire’s Subscribers or the Services that is in the possession of Clearwire and data concerning or indexing such data (regardless of whether or not owned by Clearwire, generated or compiled by Clearwire), including data that is in Clearwire’s databases or otherwise in Clearwire’s possession on the Effective Date or at any time during the Term; and (b) other Clearwire records, data, file, input materials, reports, forms, and other such items that may be received by Amdocs, or by any of its Subcontractors, in the performance of Amdocs’ duties under this Agreement. Clearwire’s Data excludes personal data relating to employees of Amdocs, its Affiliates, and their Subcontractors.
12.1.33	Clearwire-Owned Property
               “Clearwire-Owned Property” means all tangible and intangible items or information that Amdocs receives from Clearwire or from a third party on Clearwire’s behalf, or that the Parties agree to be owned by Clearwire and, including, without limitation, Category A Customized

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Materials and the patents related to Category E Customized Materials (with the exception of patents for which a Clearwire employee should not be named a inventor or co-inventor).
12.1.34	Clearwire Entity
               “Clearwire Entity” means any entity providing products and/or services on or ancillary to Clearwire’s or a Clearwire Affiliate’s networks.
12.1.35	Clearwire Indemnitees
               “Clearwire Indemnitees” has the meaning set forth in Section 9.
12.1.36	Clearwire Legal Requirements
               “Clearwire Legal Requirements” means the laws and regulations applicable to Clearwire.
12.1.37	Clearwire’s Program Manager
               “Clearwire’s Program Manager” means the individual so designated in Schedule G hereto and any subsequent holder of that position designated by Clearwire.
12.1.38	Clearwire Restricted Data
               “Clearwire Restricted Data” means [*****].
12.1.39	Clearwire Testing Activities
               “Clearwire Testing Activities” has the meaning set forth in Section 4.3.1.
12.1.40	Committed Operation Services
               “Committed Operation Services” has the meaning set forth in Section 2.3.
12.1.41	Computable Amounts
               “Computable Amounts” means any amount that was not billed to a customer of Clearwire in accordance with Clearwire’s routine billing cycle process with respect to which Clearwire reasonably determines it would not be able to bill such customer on, or prior to, the monthly bill sent out to such customer during Clearwire’s next routine billing cycle for such customer; provided that the failure to bill such amount in Clearwire’s routine billing cycle was due to an error (unless caused by Clearwire or any of its Affiliates, employees, agents or representatives): (i) in Amdocs’ performance of the Services or (ii) in the Customized Product; and provided, further, that Clearwire shall be required to use reasonable commercial efforts to bill such customer on, or prior to, the monthly bill sent out to such customer during Clearwire’s next routine billing cycle for such customer (with a correction bill, if any, being sent prior to such subsequent bill being prepared and sent at Amdocs’ expense).

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12.1.42	Confidential Information
               “Confidential Information” means (a) as to either Party, all technical information, materials, data, reports, programs, documentation, diagrams, concepts, techniques, processes, inventions, knowledge, know-how, and trade secrets, whether in tangible or intangible form, whether disclosed or conveyed by visits to a Party’s or a Party Affiliate’s facilities, whether or not marked or otherwise identified as confidential, and whether in written form or readable by machine, or disclosed orally, developed or acquired by such Party or any Affiliate thereof; (b) as to either Party, all information and data relating to such Party’s practices, customer information, account information, information regarding business planning and business operations, management information services, costs, or margins that is not generally known by others in the same line of business; (c) as to either Party, any information that such Party identified to the other as confidential by a stamp or other similar notice; (d) as to either Party, this Agreement (subject to Section 13.11); (e) as to either Party, all other information relating to such Party or Affiliate thereof that a reasonably prudent technician would expect not to be made available to Third Parties without restriction or payment; and (f) as to Clearwire, all Clearwire Data (including any Clearwire Data contained in any Customized Materials), and any Customized Materials (subject to Section 8.1.2).
12.1.43	Conversion Testing
               “Conversion Testing” means testing to ensure that data from the legacy Clearwire platform and any other existing Clearwire data source from which the Customized Product will receive data is properly extracted, converted, and uploaded to the Customized Product database and functions properly with the Customized Product.
12.1.44	CPSs
               “CPSs” means, in relation to the Services, the Creditable Performance Specifications regarding the performance, availability, capacity, response times or other levels or standards in respect of the Services specified in Schedule C.
12.1.45	Critical Defaults
               “Critical Defaults” has the meaning set forth in Section 6.3.1.
12.1.46	Customized Product
               “Customized Product” means the integrated product containing the Generic Product and the Customization.
12.1.47	Customized Materials
               “Customized Materials” means all tangible and intangible information and developments, and all intermediate and/or partial versions thereof, including all source code and object code with respect thereto, and all designs, specifications, inventions, discoveries, improvements, know-how, techniques, materials, program materials, software, flow charts, notes, outlines, lists, compilations, manuscripts, writings, pictorial materials, schematics, other creations, and the like, whether

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or not patented or patentable or otherwise protectable by law, created, invented or conceived for Clearwire’s use or benefit in connection with this Agreement and that are the result of Customization Services hereunder. Customized Materials shall not include the Generic Product but shall include the modifications produced hereunder to the Generic Product. Customized Materials includes all copyright, patent, trademark, trade secret, and other proprietary and intellectual property rights, if any, in the Customized Materials.
12.1.48	Customization
          “Customization” means the required modifications to the Generic Product or the previously customized version of the Generic Product (as the case may be) to be developed in accordance with the applicable Specifications in order to develop the resultant Customized Product.
12.1.49	Customization Services
               “Customization Services” means the services to be provided by Amdocs in order to develop the Customized Product in accordance with the applicable Specifications.
12.1.50	Data Center
               “Data Center” means the premises from which Amdocs or any of its Subcontractors will operate the Customized Product. The location of each Data Center is set forth on Schedule E.
12.1.51	Data and Modified Data
               “Data and Modified Data” has the meaning set forth in Section 13.3.
12.1.52	Default
               “Default” shall mean the occurrence of any of the following:
               (a) Clearwire’s determination, with respect to all CPSs listed in Schedule C, Section I (Scope) (unless otherwise stated), that [*****].
               (b) a failure by Amdocs to use all reasonable efforts to avert, prevent, or avoid any threatened or actual interruption or shutdown (of any material duration) of any Data Centers or Additional Data Centers to the extent that a material deficiency with respect to the Services directly or indirectly is caused by such interruption or shutdown;
               (c) a commission by a Party of a material breach of any obligation to the other Party under Section 7 hereof (including but not limited to such breach by Amdocs relating to Clearwire Data) or Section 8 hereof, provided that such breach, if curable, is not cured within [*****] after notification by the other Party of such breach;
               (d) insolvency of Amdocs; general failure of Amdocs to pay its debts as they become due; entrance of Amdocs into receivership or any arrangement or composition with creditors generally; filing of a voluntary or involuntary petition or other action or proceeding for bankruptcy or reorganization or dissolution or winding-up of Amdocs; a general assignment for the benefit of creditors

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of Amdocs; or a seizure or a sale of a material part of Amdocs’ property by or for the benefit of any creditor or governmental agency;
               (e) an assignment or attempted assignment in violation of Section 13.1 hereof; provided, however, that an attempted assignment, made in the good faith belief that it is valid under such Section 13.1, shall not represent a Default of a Party, if such Party promptly notifies the other Party of the attempted assignment and promptly ceases to attempt the assignment after notification from the other Party that such attempted assignment is in violation of such Section 13.1;
               (f) a failure by a Party (i) to observe and perform any other material obligation, covenant, or condition under this Agreement and the failure by the breaching Party to cure such material default within [*****] after the breaching Party has received notice of such default (including but not limited to, with respect to Amdocs, a material breach of Amdocs’ obligations under paragraphs (a) and (b) of Section 4.5 hereinabove; provided, however, that with respect to Clearwire, the only failure that may constitute a Default by the terms of this clause (f) (and such Default shall be deemed a Critical Default) is Clearwire’s failure to pay Amdocs in accordance with the provisions of this Agreement [*****].
12.1.53	Defense
               “Defense” has the meaning set forth in Section 8.
12.1.54	Delay
               “Delay” means a delay in a project schedule or the failure of any assumption stated in an Additional Services Order that (i) Amdocs reasonably believes Clearwire caused by an act or omission, and (ii) directly causes a material delay in Amdocs’ performance.
12.1.55	Deliverables
               “Deliverables” means any item delivered or produced by Amdocs or required to be delivered or produced by Amdocs as the result of Services rendered under this Agreement. Deliverables may include, but are not limited to, tangible and intangible work product, information, data, reports, designs, memoranda, lists, diagrams, schedules, analyses, procedures, specifications, programs, computer systems, technology, materials, documentation and like items, whether in hard copy or electronic media, incidental to, and containing and embodying the results of, the Services performed under this Agreement.
12.1.56	Device
               “Device” means physical equipment utilized by a Subscriber to access the Clearwire network (e.g. PC-Card, Modem, embedded laptop, Mobile handset or other mobile internet device).
12.1.57	Disabling Device
               “Disabling Device” means any timer, clock, counter, or other limiting design or routine or uncorrected known vulnerability that may cause software or any data generated or used by it to

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be erased, become inoperable or inaccessible, or that may otherwise cause such software to become temporarily or permanently incapable of performing in accordance with this Agreement, including without limitation, (i) any Disabling Device that is triggered after use or copying of such software or a component thereof a certain number of times, or after the lapse o a period of time, or in the absence of a hardware device or after the occurrence or lapse of any other triggering factor or event or due to external input, including across a computer network and (ii) any Disabling Device that communicates with external resources without Clearwire’s knowledge or express authorization. Disabling Device includes software commonly referred to as a virus, worm, Trojan horse, spyware, adware or backdoor.
12.1.58	Disentanglement Obligations
               “Disentanglement Obligations” has the meaning set forth in Section 6.5.
12.1.59	Dispute Resolution Process
               “Dispute Resolution Process” means the process described in Section 4.3.5.
12.1.60	Documentation
               “Documentation” means, collectively, (a) all of the written, printed, electronic or other format materials published or otherwise made available by Amdocs that Amdocs uses to perform the Services; (b) all user, operator, system administration, technical, support and other manuals and all other written, printed, electronic or other format materials to be provided by Amdocs under this Agreement, or to be provided by Amdocs pursuant to agreement of the Parties.
12.1.61	Due Date
               “Due Date” has the meaning set forth in Section 5.2.2.
12.1.62	Effective Date
               “Effective Date” has the meaning set forth in the Preamble hereto.
12.1.63	Feature
               “Feature” means a unit of service provided by Clearwire forming the basic building block of an Offer which can include one or more features packaged together and marketed as one (e.g. QoS, LBS, Mail). Not all features are available for all Offers.
12.1.64	Final Acceptance
               “Final Acceptance” has the meaning set forth in Section 4.3.1.
12.1.65	Final Conversion Date
               “Final Conversion Date” shall mean the date that the Final Conversion Milestone is achieved.

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12.1.66	Final Conversion Milestone
               “Final Conversion Milestone” shall mean when each of the following have been received and Accepted by Clearwire: [*****] of all legacy Clearwire subscribers have been successfully converted to the Customized Product and have successfully completed at least one bill cycle.
12.1.67	Force Majeure Event
               “Force Majeure Event” has the meaning set forth in Section 13.4.
12.1.68	GAAP
               “GAAP” has the meaning set forth in Section 13.2.
12.1.69	Generic Product
               “Generic Product” means the modules of the Amdocs customer care and billing platform, as well as any other software products offered by Amdocs relating to the scope of products and services provided by Amdocs hereunder on the Effective Date or to be provided hereunder at any time during the Term in accordance with the terms of this Agreement on the Effective Date, including but not limited to, those specified in Annex 1 to Schedule D, but not including any of the Customized Materials. Generic Products are divided to Group A Generic Products and Group B Generic Products as detailed in Annex 1 to Schedule D and explained in Section 5.1.3.
12.1.70	Impact Assessment Document
               “Impact Assessment Document” or “IA” means the detailed requirements for the CR of the Customized Product developed by Amdocs and reviewed by Clearwire during sessions as agreed to by the Parties.
12.1.71	Implementation Fees
               “Implementation Fees” has the meaning set forth in Section 5.
12.1.72	Implementation Contact and Escalation List
               “Implementation Contact and Escalation List” shall mean names and contact information for all key resources involved in the resolution of any implementation issues.
12.1.73	[*****]
               [*****].
12.1.74	Infringement Claims
               “Infringement Claims” has the meaning set forth in Section 9.

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12.1.75	Initial Release
               “Initial Release” or “Initial Release of the Customized Product” means the version of the Customized Product as of the Effective Date for Subscribers in Baltimore, MD (since September 2008) and its respective components (i.e. Generic Product and Customization components) developed by Amdocs as ordered, delivered, implemented and accepted pursuant to the provisions of [*****] via a hosted solution as part of the Services hereunder for Clearwire. Reference to Customized Product in this Agreement shall be limited to the Initial Release until Additional Releases are ordered and implemented. Initial Release includes the [*****].
12.1.76	Interest
               “Interest” means interest accruing at the daily equivalent of an annual rate equal to [*****] basis points plus the “Prime Rate” published on the first business day of each month in the “Money Rates” or similar column of The Wall Street Journal (but no more than [*****] ([*****]%) per annum), or at the maximum rate allowed by law, if less, as such rate may change from time to time, with any change in said rate becoming effective for purposes herein upon publication of the Prime Rate change that caused it.
12.1.77	Interconnectivity Testing
               “Interconnectivity Testing” means testing of a software module’s interfaces with other modules of the same software system and with other software systems, including testing of the API’s used to implement such interfaces.
12.1.78	International Affiliate
               “International Affiliate” means any Affiliate of Clearwire that has been organized outside of the United States.
12.1.79	Issues
               “Issues” means “Issues” as defined in the CPSs.
12.1.80	Key Personnel
               “Key Personnel” means those personnel of Amdocs and Clearwire, respectively, who are so designated on Schedule G and their respective replacement personnel designated and approved under the terms and conditions of Section 4.2.
12.1.81	License Fees
               “License Fees” has the meaning set forth in Section 5.
12.1.82	Maintenance Services
               “Maintenance Services” has the meaning set forth in Section 2.2.

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12.1.83	Major Additional Release
               “Major Additional Release” means any Additional Release budgeted by Amdocs to require [*****] or more hours to complete.
12.1.84	Materials
               “Materials” has the meaning set forth in Section 8.
12.1.85	Milestones
               “Milestones” means those actions and projects identified as “Milestones” in Schedule D.
12.1.86	Monthly Subscriber Fees
               “Monthly Subscriber Fees” has the meaning set forth in Section 5 (Charges, Credits and Payments) and Schedule D.
12.1.87	Offer
               “Offer” means a combination of products and Features (e.g. Home, On-the-Go, Daily On-the-Go) offered to Persons for a specific fee (whether Clearwire waives the fee or not).
12.1.88	Other Default
               “Other Default” of Amdocs shall mean the Default described in clause (b) of Section 12.1.52 and an “Other Default” of Clearwire shall mean the Default described in clause (e) of Section 12.1.52.
12.1.89	Overall CPS Score
               “Overall CPS Score” shall have the meaning set forth in Schedule C.
12.1.90	Overall Timeline
               “Overall Timeline has the meaning set forth in Section 2.1.1.
12.1.91	Party
               “Party” shall mean Clearwire or Amdocs; “Parties” shall mean both of them.
12.1.92	Payment Method
               “Payment Method” means a mechanism by which a Subscriber uses to pay his charges (e.g. Credit Card, ACH, etc)

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12.1.93	Performance Credits
               “Performance Credits” has the meaning set forth in Schedule C.
12.1.94	Performance Testing
               “Performance Testing” shall mean volume (throughput) and stress (benchmarking) testing in order to determine if the Customized Product can accommodate Clearwire volume projections using specific criteria (established pursuant to this Agreement) and if the system can perform required processing loads within the specified timeframes (established pursuant to this Agreement).
12.1.95	Person
               “Person” shall mean any natural person, corporation, limited liability company, limited liability partnership, general partnership, limited partnership, trust, association, governmental organization or agency, or other legal person or legally constituted entity of any kind.
12.1.96	Personnel
               “Personnel” of a party means the direct and indirect employees, subcontractors, and agents of such party.
12.1.97	Privacy Restricted Data
               “Privacy Restricted Data” is a subset of Clearwire Restricted Data and includes specific information that Clearwire deems needs additional security beyond the provisions included in Clearwire Restricted Data, such as: Credit card information, Social Security information, passcode and other data elements agreed upon by the parties as needed.
12.1.98	Project Plan
               “Project Plan” has the meaning set forth in Section 2.1.1.
12.1.99	Release
               “Release” has the meaning set forth in Section 2.1.3.
12.1.100	Root-Cause Analysis
               “Root-Cause Analysis” has the meaning set forth in Section 2.6.
12.1.101	Sales and Use Taxes
               “Sales and Use Taxes” means state and local sales and use taxes, including Arizona transaction privilege tax, Arkansas gross receipts tax, Hawaii general excise tax, Illinois retailer’s occupation tax, and New Mexico gross receipts tax.

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12.1.102	SAS Document
               “SAS Document” shall mean the changes to queries for the Strategic Account outputs.
12.1.103	Services
               “Services” means (i) all of the tasks and services of Amdocs described in this Agreement or a Services Order, including without limitation, (a) the provision of a hosted solution version of the Customized Product operated and maintained by Amdocs for Clearwire in accordance with the requirements of this Agreement and (b) Sections 1, 2, 4, 5 , 6, 8, and 13 of this Agreement and (ii) all other services that are consistent with, and reasonably inferable to be within the scope of the foregoing or ancillary to, incidental to, or necessary for, the performance of any part of the services and functions described by the foregoing. The provisions of this Agreement relating to Services shall apply to Additional Services; provided, however, where a provision makes specific reference to applying to Additional Services only, such provision shall apply only to the Additional Services.
12.1.104	Software Components
               “Software Components” has the meaning set forth in Section 4.3.
12.1.105	Software/Hardware Environments
               “Software/Hardware Environments” means all necessary Third Party hardware and software environments relating to the Customized Product and the Services, including, without limitation, separate and distinct Third Party hardware and software environments for each of development, testing, training and production, of the Customized Product and the Services, in each case, as applicable, including customer/usage servers and user connectivity (i.e., Metaframe servers). Software/Hardware Environments do not include or form part of the Customized Product.
12.1.106	Specifications
               “Specifications” means (i) with respect to the Initial Release, the specifications contained in Schedule A; and (ii) with respect to any Additional Release, the specifications contained in any final applicable Impact Assessment Document for such Additional Release.
12.1.107	Standard Materials
               “Standard Materials” means, with regard to the modules specified in Annex 1 to Schedule D as amended by the Parties from time to time in accordance with the provisions of this Agreement, all tangible and intangible information and developments, and all intermediate and/or partial versions thereof, including all source code and object code with respect thereto, and all designs, specifications, inventions, discoveries, improvements, materials, program materials, software, flow charts, notes, outlines, lists, compilations, manuscripts, writings, pictorial materials, schematics, other creations, and the like, whether or not patented or patentable or otherwise protectable by law: (a) already conceived, invented, created, or acquired by Amdocs or Third Parties prior to the Effective Date and not

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the result of Customization Services hereunder or the Original Agreement, or (b) conceived, invented, created, or acquired, by Amdocs or Third Parties after the Effective Date, but only to the extent such information and developments do not constitute Customized Materials hereunder and do not include Clearwire Confidential Information. Standard Materials shall include but not be limited to the Generic Product.
12.1.108	Steering Committee
               “Steering Committee” has the meaning set forth in Section 4.1.
12.1.109	Sub System Testing
               “Sub System Testing” shall mean the testing of the individual software application for functionality, independent of interactions with other applications or other software systems.
12.1.110	Subcontractor
                “Subcontractor” means contractors, vendors, agents and consultants retained by either Party to perform services hereunder and in relation to this Agreement.
12.1.111	Subscriber
                “Subscriber” means any and all of the following (unless the defined subcategory is specifically used in which case only the specific definition shall apply):
               (a) [*****];
               (b) [*****];
               (c) [*****];
               (d) [*****]; and
               (e) [*****].
               The Parties agree that as new Clearwire services are made available to Clearwire customers there may be a need for creating a new category for billing (i.e. different fees), based on various criteria, including but not limited to the services being provided by Clearwire and required of the Customized Product.
               The Parties further agree to re-evaluate the definition of a Subscriber before the end of 2010.
12.1.112	Subsidiary
               “Subsidiary” shall mean, as to any Person, any other Person that, directly or indirectly, controls, is controlled by, or is under common control with, such Person, whether through ownership of voting securities or otherwise. For this purpose, and without limiting the foregoing, any Person that has the power to vote [*****]% or more of the voting interests of any other Person or owns [*****]% or more of the beneficial interests in income or capital shall be deemed to control such other Person.

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12.1.113	Suspension
               “Suspension” shall have the meaning set forth in Section 4.4.3.
12.1.114	System Test Results
               “System Test Results” shall mean a daily report of system test progress.
12.1.115	System Testing
               “System Testing” shall mean the testing of (i) the entire software system (i.e., any or all of the Customized Products, as applicable) for functionality and interaction among modules and (ii) testing of interface functionality between the software system and other required Clearwire and/or Third Party systems using mock data inputs/outputs.
12.1.116	Term
               “Term” means the period during which Amdocs shall be obligated to provide the Services, as specified in Section 6.1.
12.1.117	Termination Date
               “Termination Date” means the date for termination set forth in a Termination Notice, as further described in Section 6. The issuance of Termination Notice and the respective Termination Date may vary between the causes.
12.1.118	Termination Notice
               “Termination Notice” means the written notice that must be given before termination in accordance with the termination process described in Section 6. The issuance of Termination Notice and the respective Termination Date may vary between the causes.
12.1.119	Termination Statement
               “Termination Statement” has the meaning set forth in Section 6.2.1.
12.1.120	Testing Activities
               “Testing Activities” has the meaning set forth in Section 4.3.1.
12.1.121	Testing Environment
               “Testing Environment” means the software and hardware environment (i.e., computers and software applications) necessary for the performance of the Testing Activities.
12.1.122	Third Party

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               “Third Party” means a Person other than Clearwire and Amdocs and their respective Subsidiaries, Affiliates, directors, officers and employees.
12.1.123	Unfavorable CPS Points
               “Unfavorable CPS Points” means the points assigned to the [*****].
12.1.124	Unit Testing
               “Unit Testing” shall mean the testing of the individual software modules for functionality, independent of interactions with other modules or other software systems.
12.1.125	United States
               “United States” means the United States of America.
12.2	Interpretation
          The table of contents and the headings of the Articles, Sections and Schedules in this Agreement are provided for convenience of reference only and shall not be deemed to constitute a part hereof. They do not define, limit, construe or describe the scope or intent of the provisions of this Agreement. References herein to numbered Articles and Sections and lettered Schedules refer to the Articles, Sections and Schedules hereof, unless otherwise specified. A term defined in the singular shall include the plural and vice versa when the context so indicates.
13	GENERAL
13.1	Assignment and Binding Nature
               (a) Subject to the provisions of paragraph (b) of Subsection 13.12 hereof, Amdocs may not delegate its obligations without the prior written consent of Clearwire, which may be withheld in its sole discretion.
               (b) Clearwire may assign its rights hereunder to any Clearwire Subsidiary and/or Affiliate or successor of Clearwire who receives or agrees to receive the Services, on the condition that such assignee agrees in a written undertaking to assume all of Clearwire’s obligations hereunder and that Clearwire delivers a copy of such written undertaking to Amdocs; provided, however, that if any such successor is an Amdocs Competitor, Clearwire shall be required to obtain the consent of Amdocs prior to such assignment; provided, further, however, that in the event that Amdocs does not give such consent to the assignment within ten (10) days of the date of any Clearwire request for such consent, Clearwire shall have the right to terminate this Agreement in accordance with the provisions of Section 6.2.1 hereof, but without the payment of any exit fee. For the avoidance of doubt, any assignment hereunder to a successor of Clearwire who has a Subsidiary or Affiliate that is an Amdocs Competitor shall not be deemed an assignment to an Amdocs Competitor requiring the consent of Amdocs hereunder. In addition, in the event that Clearwire assigns this Agreement to any Person having a Credit Rating of “B” or above as of the date of assignment, Clearwire shall be released from, and be relieved of, all of its financial obligations to Amdocs hereunder, upon the assumption of such obligations by the assignee. For the purpose of this subsection, “Credit Rating” shall mean the rating category provided by Moody’s Investors Services, Inc., or its successor, with respect to any short-term obligations issued by the person who is the subject of the Credit Rating.
               (c) Amdocs’ and Clearwire’s respective permitted successors and assigns shall be bound by this Agreement.

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               (d) Any attempted assignment or delegation of all or any part of this Agreement that does not comply with this Section 13.1 is void.
13.2	Audits, Records
               (a) Amdocs shall maintain complete and accurate records and books of account with respect to this Agreement utilizing United States generally accepted accounting principles (“GAAP”), consistently applied and complying in all respect with all applicable laws. Such records and books, and the accounting controls related thereto, shall be sufficient to provide reasonable assurance that: (i) transactions are recorded so as to permit the preparation of Amdocs’ financial statements in accordance with GAAP and to maintain accountability for its assets; and (ii) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
               (b) Amdocs shall retain [*****], from the end of each calendar year during the Term, or such longer period as may be required by law, all records and information required to verify amounts invoiced by Amdocs under this Agreement for such calendar year.
               (c) Amdocs will provide Clearwire with information and reports reasonably sufficient for Clearwire to confirm that Amdocs’ systems, processes and controls employed in providing the Services meet and comply with standards that minimize operational and financial risk at a level and to an extent consistent with [*****]. Amdocs shall, [*****] provide Clearwire with two copies of all reports prepared by Amdocs relevant to Amdocs’ enterprise-wide financial or operational controls or risk management practices, or such controls and practices, including Amdocs’ third-party audit report, when such reports pertain to the Services. Amdocs will make available [*****] to Clearwire, [*****] the results of any audit conducted pursuant to [*****] (or any applicable successor thereto) for Amdocs, any of Amdocs’ Affiliates or their contractors, agents or representatives relating to Amdocs’ operating practices and procedures to the extent related to the Services or Clearwire. Clearwire and Amdocs will mutually agree upon the scope and degree of the controls to be tested prior to the commencement of any audit under this paragraph.
               (d) In addition, Amdocs will cause independent auditors to conduct [*****], and make available promptly to Clearwire the results of, an audit conducted under [*****] (or any applicable successor thereto) of Amdocs, its Affiliates or their contractors, agents or representatives relating to Amdocs’ operating practices and procedures to the extent related to the Services or Clearwire. The report prepared shall be a [*****] report under such standard and the auditors preparing it shall be a firm of certified public accountants that is registered with the Public Company Accounting Oversight Board [*****]. Clearwire and Amdocs will mutually establish the criteria for and timing of such annual audits, but if Clearwire does not specify the timing of any such audits then Amdocs will deliver or arrange for delivery of the results of the audits for the period ending [*****], to be delivered to Clearwire prior to [*****], including any renewal period and the term of any post termination transition services.
               (e) If the auditor determines that Amdocs’ systems, processes and controls employed in providing the Services contain [*****] material weaknesses or significant deficiencies, or otherwise fail to meet and comply in any material respect (that would prohibit Clearwire from fulfilling certification obligations required by any law or regulation) with standards that minimize operational and

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financial risk, Clearwire may request and Amdocs will implement [*****]. Clearwire will cause its independent auditors to confirm, [*****] that such matters [*****]. To the extent that Clearwire desires that an independent auditor conduct additional [*****] audits other than in accordance with the preceding provisions of this Section it may do so, but such audits will be conducted [*****]. Clearwire will have the right to share [*****] audit reports, and the certifications provided for under paragraph (d) with Clearwire Affiliates and Clearwire Entities, including resellers (i.e., those partners of Clearwire who purchase service from Clearwire and resell it on a wholesale basis), provided that such resellers are bound by confidentiality obligations consistent with those set forth in this Agreement and Clearwire obtains Amdocs’ consent to such sharing of the [*****] audit reports [*****].
               (f) Amdocs will provide, [*****] an annual year-end representation letter, in form and substance reasonably satisfactory to Clearwire, that confirms that no material changes have occurred in Amdocs’ processes between the period of the delivered [*****] report and Clearwire’s fiscal year end. If significant changes have occurred, Amdocs will be responsible for any additional audit work required in order to provide comfort with the controls around the new or changed process. Such annual representation letter will be delivered within [*****] of the end of Clearwire’s fiscal year.
               (g) Amdocs shall provide Clearwire with commercially reasonable assistance enabling Clearwire to meet its audit requirements as set forth in this Section 13.2 (Audits, Records).
               (h) Amdocs shall provide to Clearwire and its authorized representatives who agree to be bound by obligations of confidentiality similar to those set forth in Section 7 (Confidential Information and Security) (and in the case of Third-Party consultants other than Clearwire’s independent auditors, who sign a confidentiality agreement with Amdocs containing substantially similar obligations of confidentiality) access to the Data Centers and Amdocs’ operations so as to enable Clearwire to validate Amdocs’ operations relating to the performance of the Services hereunder. Amdocs shall further provide to Clearwire’s independent auditors, who agree to be bound by obligations of confidentiality similar to those set forth in Section 7 (Confidential Information and Security) access to the pertinent portions of its records and books of accounts to enable Clearwire (through such independent auditors) to conduct appropriate validations (“Audits”) of Amdocs’ invoices to Clearwire relating to the performance of Services. Such records and reports shall be maintained by Amdocs at a principal business office and Clearwire, upon prior written notice, may examine and make extracts of information and copy parts thereof to the extent necessary for Clearwire to validate the accuracy of Amdocs’ invoices, at any reasonable time during normal business hours. The Audits shall be for the purpose of validating that:
                    (i) [*****];
                    (ii) [*****];
                    (iii) [*****];
                    (iv) [*****];
                    (v) [*****].
               (i) Audits shall:

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                    (i) occur no more than [*****], unless required to meet Clearwire Legal Requirements;
                    (ii) not be permitted if it materially impact on Amdocs’ ability to perform the Services in accordance with the CPSs, unless Clearwire relieves Amdocs from meeting the applicable CPSs;
                    (iii) be conducted expeditiously, efficiently, and at mutually agreed upon business hours; and
                    (iv) be conducted upon reasonable prior written notice, which normally shall be at least [*****], but may be less if Amdocs and Clearwire agree that certain Audits, such as security Audits, may be conducted upon shorter notice.
               (j) Clearwire and its auditors shall have access to Amdocs locations to the extent reasonably necessary to Audit Amdocs’ performance of the Services, including without limitation, compliance with the security requirements set forth in this Agreement and the Parties will cooperate in good faith to protect the interests and privacy of other Amdocs customers served from such locations.
               (k) Clearwire shall be permitted to designate a Third Party auditor (who is not an Amdocs Competitor) to perform the Audit, [*****] on a non-contingent basis, provided such Third Party auditor agrees to be bound by confidentiality obligations similar to those set forth in Section 7 (Confidential Information and Security).
               (l) If an Audit demonstrates that Amdocs’ invoices for the Services for the audited period were not correct, Amdocs shall promptly credit Clearwire for the amount of any paid overcharges, or Clearwire shall promptly pay Amdocs for the amount of any undercharges. In the event that any Audit reveals an overcharge greater than [*****] for the audited period, [*****] shall pay the direct expenses associated with such Audit.
               (m) Amdocs shall incorporate this paragraph verbatim into any agreement it enters into with any Subcontractor providing Services under this Agreement, changing it only to substitute the name of the Subcontractor for that of Amdocs.
13.3	Data Privacy
          In performing their obligations hereunder, the Parties agree to comply with the data privacy requirements set forth in Schedule P.
13.4	Force Majeure
               (a) As used herein, “Force Majeure Event” shall mean a cause beyond the reasonable control of a non-performing Party, including but not limited to acts of God, act of governmental body or military authority, fire, explosion, power failure, flood, epidemic, riot or civil disturbance, war, sabotage, , insurrections, blockades, embargoes, storms, earthquakes, elements of nature, terrorism, rebellions or revolutions in the United States, or similar event; provided, however, that “Force Majeure Event” expressly excludes the following: any event that Amdocs could reasonably

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have prevented by testing, work-around, or other exercise of diligence, including (but not limited to) any failure to provide Services in accordance with the provisions of this Agreement as a result of any power failure that could have been prevented by access to redundant power supplies; any strike, walkout, or other labor shortage that could have been prevented by automation of functions necessary to provide the Services or negotiations; any failure of any system, facilities, or hardware that could have been prevented by testing, and any cause or event caused by the negligence of a Party or a breach by a Party of this Agreement.
               (b) Neither Party will be liable for any default or delay in the performance of its obligations (including but not limited to Default), to the extent that such default or delay is caused, directly or indirectly, by a Force Majeure Event. However, the Party suffering the Force Majeure Event shall have a duty to mitigate the effects of the Force Majeure Event (to the extent such Force Majeure Event does not prevent such mitigation) and, except as otherwise expressly provided in this Agreement, shall not be entitled to damages or reimbursement for its losses or additional costs suffered as a result of the Force Majeure Event.
               (c) If a Force Majeure Event is the material contributing cause of a Party’s failure to perform any of its obligations hereunder, such obligations, after notification by such Party to the other Party, shall be deemed suspended to the extent such obligations are directly affected by such Force Majeure Event, until the Force Majeure Event has ended and a reasonable period of time for overcoming the effects thereof has passed; provided, however, that if a Force Majeure Event results in Amdocs being unable to perform during any period any or all of the Services in accordance with the terms hereof, Clearwire shall: (i) not be required to pay for any such Services which Amdocs is unable to perform; (ii) be entitled, without the payment of the fees described in Section 6.2.1, to engage an alternate provider, on an interim basis, to perform the Services that Amdocs is unable to perform as a result of the Force Majeure Event until such time as Amdocs is able again to perform the Services in accordance with the terms hereof; (iii) be entitled to benefit from a share of Amdocs’ resources devoted to returning Amdocs to full performance of all Services hereunder, that is equal to or greater than the share of such resources that Amdocs allocates to other of its customers with whom it has agreements that are similar to this Agreement; and (iv) have the right to terminate this Agreement in accordance with the terms of Section 6.2.2. Both Parties shall use their best efforts to minimize delays that occur due to a Force Majeure Event; provided, however, that this Section shall not be construed so as to require Amdocs to provide disaster recovery services beyond those described in the in the Disaster Recovery Plan as such Disaster Recovery Plan may be revised from time to time by agreement of the Parties.
               (d) This Section does not affect Amdocs’ obligation to provide the disaster recovery services to the extent set forth in the Disaster Recovery Plan, provided that the Force Majeure Event does not prevent the provision of such disaster recovery services by Amdocs.
13.5	Freedom of Action
               (a) Amdocs may enter into similar agreements with others and develop and provide hardware, software, or services that are similar to or competitive with the hardware, software, and Services provided under this Agreement, except to the extent that such hardware, software, or services infringe Clearwire’s patent rights or copyrights, misappropriate or use in any manner Clearwire’s Confidential Information.

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               (b) Amdocs personnel providing Services to Clearwire under this Agreement may perform similar services for others, and may use the Customized Materials to the extent permitted under Section 8 (Intellectual Property Rights), but only so long as those Amdocs personnel shall not use or convey any of Clearwire’s Confidential Information (including any such Confidential Information contained, if any, in the Customized Materials).
13.6	Governing Law and Jurisdiction
               (a) The laws of the State of New York will govern the construction and enforcement of all of the rights, duties, and obligations arising under, or relating in any manner to, the subject matter of this Agreement, notwithstanding any conflicts of law principles.
               (b) Except as specifically otherwise provided under this Agreement, any dispute under this Agreement that cannot be resolved amicably through the escalation procedure described in Section 4.3.5, shall be referred to and resolved by arbitration, [*****]. Each arbitrator shall have at least five years of experience in international business. The arbitration shall be conducted in New York City by three Arbitrators and the language of the arbitration shall be English. The Arbitrator shall be appointed by agreement of the Parties; in the event that the Parties fail to agree upon the appointment of the Arbitrator within [*****] after a notice of arbitration is given by either Party to the other, then the Arbitrator shall be selected and appointed at the request of either Party [*****]. The Arbitrators’ decisions shall be based upon the provisions of this Agreement, including, but not limited to, the provisions of Section 6, Section 10, and Section 11. The Arbitrators shall have no power or authority to make or issue orders of any kind except as permitted by this Agreement. The Arbitrators will be required to furnish, promptly upon conclusion of the arbitration, a written decision, setting out the reasons for the decision. The decision of the Arbitrator shall be final and binding on the Parties, shall not be subject to appeal, and shall be enforceable by either party in any court of competent jurisdiction. Judgment on the award or any other final or interim decision rendered by the tribunal may be entered, registered or filed for enforcement purposes in any court having jurisdiction thereof. [*****].
               (c) The Parties waive the right to a jury trial of any issue that is properly the subject of arbitration under this Agreement.
               (d) Nothing in this Agreement affects any statutory rights that cannot be waived or limited by contract under applicable law.
13.7	Risk of Loss
          Clearwire is responsible for risk of loss of and damage to equipment owned, leased, or rented by Amdocs that is located on Clearwire’s premises and any loss of and damage to software owned by or licensed to Amdocs that is in Clearwire’s possession at the time of such loss or damage. Amdocs is responsible for risk of loss of and damage to equipment owned, leased, or rented by Clearwire that is located on Amdocs’ premises and any loss of and damage to software owned by or licensed to Clearwire that is in Amdocs’ possession at the time of such loss or damage.
13.8	Interpretation

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          Amdocs and Clearwire drafted and negotiated this Agreement jointly, and such Agreement shall be construed neither against nor in favor of either, but rather in accordance with its fair meaning. Time is of the essence in the performance of Amdocs obligations hereunder.
13.9	Modifications
               (a) Modifications to this Agreement may be made only by a written amendment signed by authorized representatives for each of the Parties.
               (b) Any terms on any order or written understanding that are not signed by Amdocs and Clearwire are void. Any pre-printed terms that may appear on Amdocs’ invoices or any of Clearwire’s documents which add to, vary from or conflict with the provisions of this Agreement shall be void.
               (c) Modifications in any other form are void.
13.10	Notifications and Approvals
               (a) Any notification, demand or communication which under the terms of this Agreement or otherwise must or may be given or made by Amdocs or Clearwire shall be in writing and shall be: (i) given in person, (ii) made by any delivery (courier) services requiring signature of receipt or by fax, addressed or transmitted as the case may be, to the respective Parties’ addresses specified below, or (iii) sent by local postal services as provided below.
               (b) Amdocs and Clearwire may also communicate with each other for their day-to-day project activities and management to be performed under this Agreement by electronic means. An identification code (called a user ID) contained in an electronic document will be deemed sufficient to verify the sender’s identity and the document’s authenticity.
               (c) Unless specified otherwise in this Agreement, when either Party is required to provide notice to the other, such notice shall be deemed given upon the earlier of:
                    (i) when delivered within the same country, upon the earlier of:
                         (1) the day of receipt, if delivered in person or electronically;
                         (2) the first business day after being given to an express courier with a reliable system for tracking delivery or the transmission by fax and receipt by the sender of a confirmation of transmission showing successful completion of the transmission; or
                         (3) the third business day after the date of mailing, when using local postal services, registered or certified mail (airmail or first class mail), return receipt requested, postage prepaid; and
                    (ii) when delivered to Amdocs or Clearwire in a different country:
                         (1) in person, electronically or by fax, the same as above; or

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                         (2) by express courier or postal services, as provided above within the time frames for delivery generally stated by the courier service or the local postal service, respectively, but no greater than ten (10) business days.
     Amdocs and Clearwire shall provide notifications under this Agreement to the following:
If to Amdocs:
AMDOCS SOFTWARE SYSTEMS LIMITED
1ST Floor, Block S
East Point Business Park Dublin 3, Ireland
Telephone: +353 1 4393661
Fax: +353 1 8230970
Attention: Division President; Managed Services
With copies to:
Amdocs
Harborside Financial Center
Plaza 5, Suite 2700
Jersey City, NJ 07311
Attention: General Counsel
Telephone: (201) 631-3200
Fax: (201) 631-3269
If to Clearwire:
4400 Carillon Point
Kirkland, WA 98033
Attention: Chief Financial Officer
Telephone: (425) 216-7794
Facsimile: (425) 216-7195
With a copy to the attention of Chief Customer Care Officer addressed as follows:
4400 Carillon Point
Kirkland, WA 98033
Attention: Chief Customer Care Officer
Telephone: (702) 965-1440
And an additional copy to the attention of Clearwire’s counsel addressed as follows:
4400 Carillon Point
Kirkland, WA 98033
Attention: General Counsel
Telephone: (425) 216-7859
Fax: (425) 216-7776

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               (d) Either Party may change its address, phone, and facsimile numbers for notification purposes by giving the other prior written notice of the new information and its effective date.
13.11	Publicity
               (a) Each Party must obtain the other’s prior written consent before publicly using any advertising, written sales promotion, press releases, or other publicity matters relating to this Agreement or in which the other’s name is used or may reasonably be inferred which consent shall not be unreasonably withheld; provided, however, that the Parties agree that Amdocs during the Term may publicly refer to Clearwire as its customer, and refer to the existence of this Agreement (but not disclose any of the contents hereof).
               (b) Notwithstanding paragraph (a) above, each of the Parties may include the names of the Parties, the existence of this Agreement, and a factual description of the work performed under this Agreement:
                    (i) on employee bulletin boards;
                    (ii) in internal business planning documents;
                    (iii) in its annual report to stockholders; and
                    (iv) whenever necessary to comply with generally accepted accounting principles or applicable laws.
               (c) The Parties agree that, upon the execution of this Agreement, Clearwire and Amdocs will issue a joint press release regarding the scope of this Agreement, provided that the content of the press release and the timing of its distribution are agreed to by both Parties and the press release has received the prior written approval and consent of Clearwire and Amdocs.
13.12	Relationship, Subcontractors
               (a) This Agreement shall not be construed as:
                    (i) constituting either Party to be a partner of the other;
                    (ii) creating any form of legal association between Clearwire and Amdocs that would impose liability upon one for the act or failure to act of the other, or any form of a fiduciary relationship or duty between Amdocs and Clearwire; or
                    (iii) granting Clearwire or Amdocs the right, power, or authority (express or implied) to create any duty or obligation for the other.
               (b) Amdocs may perform its obligations hereunder as follows: (i) through any Subsidiaries of Amdocs’ ultimate parent corporation, without the need to request Clearwire’s consent; (ii) through Amdocs ultimate parent corporation without the need to request Clearwire’s consent; or (iii) through the use of Amdocs-selected independent contractors, including hardware and

Customer Care and Billing Services Agreement	Confidential

software vendors; provided, however, that Amdocs shall not perform in excess of [*****] of the Services (determined on the basis of actual hours worked and actual headcount during any month of the Term) using such Amdocs-selected contractors without the prior written consent of Clearwire, which consent shall not be unreasonably withheld, and in all events, subject to such entities being bound by confidentiality obligations similar to those set forth in Section 7 hereof. Amdocs shall not be relieved of its obligations under this Agreement by use of any Subcontractors, including its obligations herein with respect to performance standards service levels and quality. All Amdocs Subcontracts (including purchase orders) shall specify that the Subcontractor is, to the extent applicable, subject to, and bound by, all of the duties and obligations of Amdocs under this Agreement. Amdocs shall be responsible for supervising the activities and performance of each Subcontractor and shall be jointly and severally responsible with each Subcontractor for any act or failure to act of such Subcontractor. If Clearwire determines in good faith that the performance or conduct of any Amdocs Subcontractor is unsatisfactory, Clearwire may notify Amdocs of its determination in writing, indicating the reasons therefor, in which event Amdocs shall promptly take all necessary actions to remedy promptly the performance or conduct of such Subcontractor or to replace such Subcontractor by another Third Party or by Amdocs personnel. Upon Clearwire’s request, Amdocs shall promptly provide to Clearwire, for Clearwire’s review, a copy of any material contract between Amdocs and a Subcontractor of Amdocs that relates to the performance of the Services hereunder provided that any such contracts shall be considered “Confidential Information” hereunder; and provided, further, that except with respect to the Print Vendor Pass Through Agreement, Amdocs shall be permitted to redact any pricing information contained in such contracts prior to providing them to Clearwire. Amdocs covenants that its arrangements with Subcontractors shall not prohibit or restrict such Subcontractors from entering into direct agreements with Clearwire.
13.13	Severability
          If any provision of this Agreement is held to be invalid, illegal, or unenforceable, the remaining provisions of this Agreement shall not in any way be affected or impaired, and the invalid, illegal, or unenforceable provision shall be restated to reflect the original intentions of Clearwire and Amdocs under this Agreement as nearly as possible in accordance with applicable laws.
13.14	Survival
          Any terms of this Agreement that by their nature extend beyond its expiration or termination shall remain in effect until fulfilled, including Section 1; Section 7, Section 13.6, Section 9, Section 8, Section 10, Section 5.2, Section 13.14, Section 13.15, and Section 11, as well as any specific limitations period.
13.15	Third Party Beneficiaries
          This Agreement does not create any benefits, rights, claims, obligations, or causes of action in, to, or on behalf of, any person or entity (including Affiliates, Third Parties, or Subcontractors) other than to Clearwire and Amdocs under this Agreement, except as set forth in Section 9 and Section 10.
13.16	Waiver

Customer Care and Billing Services Agreement	Confidential

          The exercise or waiver, in whole or in part, of any right, remedy, or duty provided for in this Agreement shall not constitute the waiver of any prior, concurrent, or subsequent right, remedy, or duty within this Agreement.
13.17	Captions; Section Numbers
          Captions, Tables of Contents, Indices of Definitions, and Schedule and Exhibit titles are used herein for convenience only and may not be used in the construction or interpretation of this Agreement. Any reference herein to a particular Section number (e.g., “Section [___]”), shall be deemed a reference to all Sections of this Agreement that bear sub-numbers to the number of the referenced Section (e.g., Sections [___], [___], etc.).
13.18	Counterparts
          This Agreement may be executed in duplicate counterparts. Each such counterpart shall be an original and both together shall constitute but one and the same document. This Agreement shall not be deemed executed unless nor until at least one counterpart bears the signatures of both parties’ designated signatories.
13.19	Entire Agreement
          The terms and conditions contained in this Agreement constitute the entire Agreement between Clearwire and Amdocs with respect to the subject matter hereof and supersede all prior oral and written quotations, communications, representations, agreements and understandings of the Parties with respect to the subject matter hereof (including but not limited to the Letter of Agreement between the Parties dated December 15, 2008).
13.20	Order of Precedence
          In the event of conflict in substance or impact between this Agreement and any Schedule, Attachment, or Exhibit, this Agreement controls, subject to the right of Clearwire and Amdocs to mutually amend this Agreement and Attachments, Exhibits, and Schedules as set forth herein.
(signature page follows)

Customer Care and Billing Services Agreement	Confidential

     IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first set forth above.

CLEARWIRE US LLC		AMDOCS SOFTWARE SYSTEMS LIMITED

By:	/s/ William Morrow	By:	/s/ Neville Walker

Name:	William Morrow	Name:	Neville Walker

Title:	CEO	Title:	Deputy General Manager

Customer Care and Billing Services Agreement	Confidential

Schedule A —Functionality and Implementation
This Schedule A to the Agreement defines the following:
(i)	Scope of the Initial Release — see Chapter A

(ii)	Additional Release 1; Conversion— see Chapter B

(iii)	Managed services for the operation of the Customized Product — see Chapter C
Each Chapter may also include Appendices which are an integral part of such Chapter.

1

Chapter A — Initial Release
1	Overview

As defined in the Agreement the Initial Release means the version of the Customized Product as of the Effective Date for Subscribers in Baltimore, MD (since September 2008) and its respective components (i.e. Group A Generic Product and Customization components) developed by Amdocs as ordered, delivered, implemented and accepted pursuant to the provisions of [*****] via a hosted solution as part of the Services hereunder for Clearwire.

As indicated, in order to achieve the Initial Release, Amdocs’ Group A Generic Products (as detailed in Schedule D) were implemented.

Lists of key capabilities, interfaces, reports and documentation relevant to the Initial Release and to the Group A Generic Products were shared between the Parties hereto.

2

Chapter B — Additional Release 1; CONVERSION
1. Overview
Additional Release 1 overall objectives:
o	deployment of Amdocs 7.5 components (Groups A and B Generic Products as detailed in Annex 1 to Schedule D) into Clearwire’s managed services environments;

o	delivering and implementing Additional Release 1 Customized Materials to meet the HLD Document;

o	converting Clearwire’s legacy customer base to Amdocs’ platform; and,

o	enabling the retirement of the IntraISP platform.
2. Scope Closure
a.	The purpose of the Additional Release 1 (or “R1”) Scoping Stage is to attain a mutual understanding and agreement of Clearwire’s requirements in order to construct and agree to the High Level Solution (“HLS”) followed by a High Level Design (“HLD”). Scope closure process with respect to Additional Release 1 will contain the following high level steps:

b.	Interim Scope, Timeline and Effort:
i.	As of the Effective Date the Parties have not determined the final scope of Additional Release 1. The interim scope is attached as Appendix A to this Schedule A.

ii.	As such the Parties agreed that the list of PRDs attached in Appendix B to this Schedule A, a final version of which will be provided to [*****] , will govern and serve as an interim scope (“R1 Interim Scope”); and that the timeline defined in Schedule H will serve as interim timeline (“R1 Interim Timeline”);
c.	HLS closure
i.	The Parties agree that during the period of time between the Agreement Effective Date and two weeks following end of HLS sessions the Parties will agree upon:
1.	R1 Final Scope — which will be a sub-set of the requirements included in R1 Interim Scope and subject to subsequent agreed upon Change Requests shall replace the PRDs and shall form

3

the final scope of Additional Release 1 (“R1 Final Scope”); the R1 Final Scope shall form the final HLS document and shall replace the R1 Interim Scope. Amdocs will provide a traceability matrix to Clearwire requirements.

2.	R1 Final Timeline — Once agreed will replace the interim timeline in Schedule H.

3.	R1 Effort Estimate- the revised Customization, implementation and conversion effort estimate with respect to Additional Release 1 will be provided by Amdocs. [*****]
d.	HLD closure:
i.	Within the timeframe specified in R1 Final Timeline:
1.	Amdocs shall prepare High Level Design documents (“HLD Documents”) detailing the solution design to Clearwire requirements, including traceability matrix to Clearwire requirements; at this stage HLD documents will govern.

2.	Clearwire and Amdocs shall jointly review the HLD Documents in properly organized sessions and provide feedback on such documents;

3.	Amdocs shall update the HLD Documents as agreed in the feedback round and resubmit to Clearwire;

4.	Clearwire shall review and provide sign-off to the HLD Documents;
ii.	Once signed-off, the HLD Documents, later to be replaced by a detailed description of the agreed upon high level components (“Detailed Design Documents”), will replace the HLS documents.

iii.	No later than two weeks after HLD Documents signoff Amdocs shall provide Clearwire with an update to the R1 Effort Estimate (“R1 Updated Effort Estimate”) as described in Schedule D section 3.2.3
e.	For the avoidance of doubt, new requirements that were not part of the R1 Final Scope and/or changes to current requirements included in the R1 Final Scope will be handled as Change Requests;

4

3. Conversion
Section 5 to Appendix A to this Schedule A describes the conversion strategy and is based on discussions and requirements identified during the initial 30 day discovery phase.

5

Chapter C —Managed Services
Amdocs will provide Clearwire under this Agreement, for the Term of the Agreement, with the following services in relation to the Customized Materials (with the exception of development environments):
1.	Amdocs will operate and maintain the hardware and software for the Clearwire Additional Release 1 and any of the subsequent releases including production, non-production and Disaster Recovery Plan environments as described in Schedule B to the Agreement as a separate logical environment.

2.	Amdocs will continue to operate and maintain the hardware and software required for the Customized Materials (excluding [*****]) production environment, non-production and Disaster Recovery Plan (DRP) environments up until the Subscriber data residing on the Initial Release is converted to new Clearwire platform or up until 2 months from Additional Release 1 production as stated in Schedule H.

3.	With respect to the [*****], Clearwire will operate and maintain the hardware and software required for the [*****] production environment, non-production and Disaster Recovery Plan (DRP) environments until termination or retirement pursuant to the provisions of the Agreement.

4.	The detailed roles and responsibilities of the Parties with regard thereto are specified in Schedule B to this Agreement.

5.	The CPSs for the Services to be performed under this Agreement are set forth in Schedule C to the Agreement.
Appendix A —HLS document Version X
To be added
Appendix B — Clearwire PRDs
[*****]

6

Clearwire High Level Scope
Overview (as of March 25, 2009)

© 2009 Amdocs
This document contains proprietary and confidential information of Amdocs and shall not be reproduced or transferred to other documents, disclosed to others, or used for any purpose other than that for which it is furnished, without the prior written consent of Amdocs. It shall be returned to the respective Amdocs companies upon request.
The trademark and service marks of Amdocs, including the Amdocs mark and logo, are the exclusive property of Amdocs, and may not be used without permission. All other marks mentioned in this material are the property of their respective owners.
Document Information

Software Version:

Publication Date:

Catalog Number:	document_center\997847 Version3.0

Security Level:	Level 1 — Confidential

Creation Date:	25 March, 2009

Account/FOP:	Clearwire

Author:	[*****]

Editor:	[*****]

Last Edit Date:	15 May, 2009

File Name:	Clearwire High Level Scope

Template:	[*****]

Contents

1.	Introduction		1
	1.1.	Overview	1
	1.2.	Definitions	2
	1.2.1.	General Terms	2
	1.2.2.	Mapping of Clearwire Entities to Amdocs Entities	4

2.	Main Functional Capabilities		5
	2.1.	New Customer Activation	5
	2.1.1.	Key Capabilities	5
	2.1.1.	Assumptions	6
	2.2.	Service/Device Management	6
	2.2.1.	Key Capabilities	6
	2.2.2.	Assumptions	7
	2.3.	Products — Model, Pricing, Interfaces, and Main Functionalities	7
	2.3.1.	General Pricing Capabilities	8
	2.3.2.	Assumptions	9
	2.3.3.	Product-specific Capabilities	10
	2.4.	VoIP	13
	2.4.1.	Key Capabilities	13
	2.4.2.	Assumptions	13
	2.5.	Network Provisioning	14
	2.5.1.	Key Capabilities	14
	2.6.	Resource Management	15
	2.6.1.	Key Capabilities	15
	2.6.2.	Assumptions	15
	2.7.	Billing	15
	2.7.1.	Key Capabilities	15
	2.7.2.	Assumptions	17
	2.8.	Taxation	18
	2.8.1.	Key Capabilities	18
	2.8.2.	Assumptions	18
	2.9.	Payments	19
	2.9.1.	Key Capabilities	19
	2.9.2.	Credit Card and Debit Card	20
	2.9.3.	ECP	21
	2.9.4.	Cash	22
	2.9.5.	Cash Receipt Batch Process	22
	2.9.6.	POS Interface	22
	2.9.7.	Payment Allocation Rule Definition	23
	2.9.8.	Integration with Paymentech for ECP and Credit Card Payments	23

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Clearwire High Level Scope Overview
Contents

2.9.9.	Support Batch Payment Processing	24
2.10.	Collection	24
2.10.1.	Key Capabilities	24
2.10.2.	Assumptions	26
2.11.	Mediation	26
2.11.1.	Key Capabilities	26
2.11.2.	Assumptions	27
2.12.	Event Processing and Usage-based Charging	27
2.12.1.	Key Capabilities	27
2.12.2.	Assumptions	28
2.13.	Customer Interaction Handling	28
2.13.1.	Key Capabilities	28
2.13.2.	Assumptions	29
2.14.	IVR and CTI Integration	29
2.14.1.	Key Capabilities	29
2.14.2.	Assumptions	30
2.15.	Customer Data Management	30
2.15.1.	Key Capabilities	30
2.15.2.	Assumptions	31
2.16.	Billing Inquiries and Requests	31
2.16.1.	Key Capabilities	31
2.16.2.	Assumptions	32
2.17.	Financial Transactions Management	32
2.17.1.	Key Capabilities	32
2.17.2.	Payment Reversal	32
2.17.3.	Batch Payment Reversals (Feedback Files)	33
2.17.4.	Fund Transfer	33
2.17.5.	Refunds	33
2.17.6.	Credit and Debit Creation	34
2.17.7.	Charge Reversal	35
2.18.	[*****]	35
2.18.1.	Key Capabilities	35
2.18.2.	Assumptions	36
2.19.	Wholesale	36
2.19.1.	Key Capabilities	36
2.19.2.	Assumptions	37
2.20.	Hotline Management	37
2.20.1.	Key Capabilities	37
2.20.2.	Assumptions	37
2.21.	Market Management	38
2.21.1.	Key Capabilities	38
2.21.2.	Assumptions — None	38
2.22.	Customer Communication Management	39
2.22.1.	Key Capabilities	39

Information Security Level 1 — Confidential Proprietary and Confidential Information of Amdocs	iv

Clearwire High Level Scope Overview
Contents

	2.22.2.	Assumptions	39
	2.23.	CSR Management	39
	2.23.1.	Key Capabilities	39
	2.23.2.	Assumptions	39
	2.24.	Web Services for Clearwire [*****]	39
	2.24.1.	Key Capabilities	39
	2.24.2.	Assumptions	41
	2.25.	Reports	41
	2.25.1.	Key Capabilities	41
	2.25.2.	Assumptions	43
	2.26.	Clear Media — Micro Payments	43
	2.26.1.	Main Capabilities	43
	2.26.2.	Assumptions	44
	2.27.	Production Support Tools	44
	2.27.1.	Main Capabilities	44

3.	Interfaces		46

4.	Solution Architecture		49
	4.1.	Architecture Diagram	49
	4.2.	Architectural Highlights	49
	4.3.	Channel Support	49
	4.4.	Architecture Main Data Ownership and Flows	49
	4.5.	Amdocs Products	50
	4.5.1.	Solution Modules	50
	4.5.2.	Amdocs Revenue Management	50
	4.5.3.	Amdocs CRM	52
	4.5.4.	Amdocs Ordering	52
	4.5.5.	Amdocs Self Service	53
	4.5.6.	Amdocs Activation Manager	53
	4.5.7.	Amdocs Foundation	53

5.	Conversion Scope		56
	5.1.	Overview	56
	5.2.	Conversion Strategy Scope	56
	5.3.	Conversion Data Migration Approach	56
	5.4.	Not included in Scope	56
	5.5.	Assumptions	56

Appendix A. PRD Coverage Summary			57
	A.1.	Reviewed and Estimated PRDs	57
	A.2.	Not Estimated Functionality	58
	A.3.	Not Estimated PRDs	59

Information Security Level 1 — Confidential Proprietary and Confidential Information of Amdocs	v

1.	Introduction

This document describes the following:
•	Scope of the Amdocs solution (referred to as “Clearwire Functionality”)

•	Conversion scope from IntraISP to the Amdocs solution
1.1.	Overview

The Amdocs solution will support the following high-level functions:
1.	Customer creation and maintenance

2.	Negotiation and ordering of Broadband, VoIP and value added services

3.	Device negotiation, ordering, and fulfillment

4.	Service activation and provisioning

5.	Service maintenance

6.	Customer Care

7.	Support for self-care channels

8.	Customer billing, payment and collection

9.	Mediation and usage-based charging

10.	Support for MVNOs

11.	Web services and APIs to support Clearwire portals and external third-party functions

12.	Reports — financial reports and operational reports
The key capabilities introduced by the solution are detailed in the following chapter.

Information Security Level 1 — Confidential Proprietary and Confidential Information of Amdocs	1

Clearwire High Level Scope Overview
Chapter 1. Introduction

1.2.	Definitions
1.2.1.	General Terms

Term	Description
A&F	Amdocs Acquisition and Formatting
AAM	Amdocs Activation Manager
Account	Financial (billing) account — the financial entity of the customer model. [*****].
Collection is applied at the Account level.
It is assumed that there is a 1:1 relationship between a customer and an account in the proposed solution for Clearwire.
ADD	Amdocs Document Designer
AIF	Amdocs Integration Framework
AMC	Amdocs Monitoring and Control
ASM	Amdocs Security Manager
ASMM	Amdocs Service Mediation Manager
ASRM	Amdocs Subscriber Resource Manager
Assigned product	A product assigned to a customer
ATA	Analog Telephony Adapter — a device used by Clearwire customers to consume VoIP services
BB	Broadband
BPM	Business Process Management
BSS	Business Support System
CDR	Call Detail Record
CIM	Amdocs CRM Customer Interaction Manager
CM	Amdocs Customer Management
Contact	A person who is connected to a customer. A contact may have multiple services.
CRM	Amdocs Customer Relationship Management
CSR	Customer Service Representative
CTI	Computer Telephony Integration
Customer	The liable entity who purchases services from Clearwire
DDR	Direct Debit Request
DE	Discount Engine
DWH	Data Warehouse
ECP	Electronic Check Payment
EOD	End of Day

Information Security Level 1 — Confidential Proprietary and Confidential Information of Amdocs	2

Clearwire High Level Scope Overview
Chapter 1. Introduction

Term	Description
EPC	Enterprise Product Catalog
ERP	Enterprise Resource Planning
ETF	Early Termination Fee
GL	General Ledger
IVR	Interactive Voice Response
LBS	Location-Based Services
LNP	Local Number Portability
MVNO	Mobile Virtual Network Operator
NSF	Non-Sufficient Funds
OC	One-time charge
Offers	Offers, representing bundles of products, offered by Clearwire
PDL	Page Definition Language
PRD	Product Requirement Document
Products	Products offered by Clearwire
PSD	Poly-Serialized Device
PT	Paymentech
QoS	Quality of Service — the collective effect of service performances that determine the degree of satisfaction of a user of a service
RC	Recurring charge
SLA	Service Level Agreement — contract with a customer that guarantees specific response times for fault outages and other levels of service
Subscriber	The billing entity that represents a subscription to a service
T&C	Terms and Conditions
UC	Usage charge
UI	User Interface
UOM	Units of Measurement
VoIP	Voice Over IP service offered by Clearwire
WiMAX	Worldwide Interoperability for Microwave Access
WO	Write-Off
WS	Web service
PCN	Pay Channel

Information Security Level 1 — Confidential Proprietary and Confidential Information of Amdocs	3

Clearwire High Level Scope Overview
Chapter 1. Introduction

1.2.2.	Mapping of Clearwire Entities to Amdocs Entities
     The following table describes the Amdocs terminology that is used throughout the document.

Clearwire Entity	Amdocs Entity	Comment
Customer	[*****]	In Amdocs, the terms customer and [*****] may be used interchangeably (an [*****] is the entity that carries the customer’s financial balance).
Broadband/VoIP and Value Added Services	[*****]	Both services and devices are identified as products in Amdocs terminology
Account	[*****]	A Clearwire account represents an actual service and/or a portal user entity. (Portal refers to a self service site from which customers can manage their services. This is also referred to as My Account.)
[*****].

Information Security Level 1 — Confidential Proprietary and Confidential Information of Amdocs	4

2.	Main Functional Capabilities

The following chapter reflects Amdocs understanding of the key capabilities required from the Amdocs solution, based on the Product Requirement Documents (PRDs) that were provided by Clearwire. These PRDs are listed in Appendix A of this document.
The key functional capabilities listed below are grouped in logical functional topics and include all the key capabilities from the various PRD’s.
2.1.	New Customer Activation
2.1.1.	Key Capabilities
The following describes the main capabilities involved in the activation of services and the creation of new customers in the system. This also includes activation of new services on existing customers.
•	Support device sales, and activation of Broadband, VoIP and Value Added Services (such as ClearSynch)

•	Support different customer types (business, residential)

•	Capture customer details and configure billing profile
•	[*****]

•	[*****]

•	[*****]
•	Browse offers and eligibility rules based on serviceability, credit check results, customer type, market, promotion code and device type, technology type and sales channel

•	[*****]

•	Contract negotiation

•	Identify and validate device
•	Support lease/purchase

•	Support customer-owned device
•	Online quotation — Resource reservation and allocation — LNP support — Address validation
•	Billing address

•	Service address

•	E911 address

Information Security Level 1 — Confidential Proprietary and Confidential Information of Amdocs	5

Clearwire High Level Scope Overview
Chapter 2. Main Functional Capabilities

•	Shipping address
•	Capture payment information

•	Capture Terms & Conditions

•	Capture shipping information

•	Generate charges with appropriate tax calculation

•	Immediate payment

•	Device fulfillment (shipment) interface to Oracle

•	Provision device/service
2.1.1.	Assumptions
[*****]
2.2.	Service/Device Management
2.2.1.	Key Capabilities
The following section describes the main capabilities involved in the management and maintenance of services and devices.
•	Support service and device activation

•	Present services and devices.

•	Enable configuration of services and registered devices as defined in the Enterprise Product Catalog (EPC).

•	Support compatibility checks to ensure correct product configuration and attachment of pricing items, e.g., check device against market and technology.

•	Support the following activities when submitting an authorized order (COP flow)
•	Create financial account

•	Create billing arrangement

•	Create immediate one time charges

•	Create immediate/pending RC charges, if applicable

•	Create tax items

•	Create charge groups

•	Create invoices

•	Create pending Direct Debit Request payment to Paymentech for EOD (payment settlement with Paymentech)

•	Create payment

•	[*****]
•	Support integration with fulfillment system (Oracle)

Information Security Level 1 — Confidential Proprietary and Confidential Information of Amdocs	6

Clearwire High Level Scope Overview
Chapter 2. Main Functional Capabilities

•	Support the following activities related to device and service management:
•	Add/remove service

•	Cancel/resume service

•	Suspend/un-suspend service

•	Exchange the device associated with a service

•	Return device

•	Change Service and E911 address

•	Replace offer
•	[*****]

•	[*****]
•	[*****]

•	[*****]

•	[*****]

•	Support service history including all ordering activities performed on the assigned services

•	[*****]

•	[*****]

•	[*****]

•	Support immediate proration for mid-cycle service changes
•	Support calculation of fees as part of the order
•	Customer’s order (purchase) charges

•	OTC and MRC charges

•	Taxation

•	Electronic payment set-up fee (once per customer)

•	ECP transaction fee (per each authorization)
2.2.2.	Assumptions
1.	[*****]
2.3.	Products — Model, Pricing, Interfaces, and Main Functionalities
The following section provides an overview of the general pricing capabilities supported by the Amdocs solution.

Information Security Level 1 — Confidential Proprietary and Confidential Information of Amdocs	7

Clearwire High Level Scope Overview
Chapter 2. Main Functional Capabilities

2.3.1.	General Pricing Capabilities
2.3.1.1.	Recurring and One-time Charges
•	Support recurring charges that can be associated with specific services and features. [*****].

•	Support different one-time charges and fees.
•	[*****]

•	[*****]
•	[*****]
•	Support Recurring Charges (RC) and One-time Charges (OC).
2.3.1.2.	Contracts
•	Contracts will be associated with a service.

•	[*****]

•	System supports defining offers with or without contracts

•	Contract status and commitment term/period will be presented in the front end systems.

•	The system supports the extension of the contract period for activities such as:

[*****]

•	[*****]

•	[*****]

•	[*****]

[*****]

•	[*****]

•	The system will store the date and version of T&C accepted by the customer
2.3.1.3.	Assumptions
[*****]
2.3.1.4.	Usage-based Rating
•	Support usage-based rating.

[*****]

•	Rating may be based on a select number of parameters, such as period (time of day).

•	Support usage allowance (inc. Quota prorated amount) and accumulation capabilities

•	Support queries for usage

Information Security Level 1 — Confidential Proprietary and Confidential Information of Amdocs	8

Clearwire High Level Scope Overview
Chapter 2. Main Functional Capabilities

2.3.1.5.	Metered Billing
•	Support charging incremental customer broadband usage.

•	Track and rate the combined total of downlink and uplink traffic as an aggregated total of data traffic.

•	[*****]

•	[*****]
2.3.1.6.	Discounts
•	Support discounts [*****]:

[*****]

•	Support discounts applied to charges at a dollar-amount off.

•	Support discounts applied to charges at a percentage off.

•	Support [*****] discounts.

•	Support [*****] discounts.

•	Support [*****] discounts.

•	Support [*****] discounts.

•	Support [*****] discounts.

•	Support discounts applied to [*****].

•	Support [*****] discounts.

•	Support [*****] for discount.

•	Support [*****] for discount.

•	Support an [*****] discount tiers for [*****].

•	Support [*****] either within themselves or associated with other [*****].

•	Discounts can have [*****]

•	Multiple discounts may be applied to the same charge, [*****]
2.3.1.7.	Promotions
•	Promotions may be defined to include [*****] discounts mentioned [*****].

•	Promotions may define [*****].

•	The promotional billing offers will be [*****].

•	The promotional billing offers can be [*****].
2.3.2.	Assumptions
[*****]

Information Security Level 1 — Confidential Proprietary and Confidential Information of Amdocs	9

Clearwire High Level Scope Overview
Chapter 2. Main Functional Capabilities

2.3.3.	Product-specific Capabilities
2.3.3.1.	Broadband
•	Provide the ability to subscribe [*****]

•	Allow defining of parameters [*****]

•	Support [*****] offers according to [*****]

•	[*****]

•	Support [*****] based registration to [*****] service (such as [*****]), [*****]
2.3.3.2.	Assumptions
1.	[*****]
2.3.3.3.	VoIP
•	The VoIP service includes a [*****] number and up to [*****] numbers.

•	Support the following features for VoIP under the [*****] number:
•	Voicemail

•	Advanced Call Forwarding

•	Do Not Disturb

•	Call Waiting

•	Caller ID

•	Caller ID Block

•	Call Screening

•	3-Way Calling

•	Directory Listing
•	Support several number types such as [*****].

•	Support assignment of [*****] numbers for [*****]

•	Support number aging for [*****].

•	Support calling plans.

[*****]
2.3.3.4.	Assumptions
[*****]
2.3.3.5.	Google
•	Support [*****] number of [*****] accounts per [*****]

•	Support charge for [*****] on top of already existing [*****] accounts.

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•	Support interface with Google.

•	Support [*****] functionality

•	Support maintenance activities:
•	[*****]

•	[*****]
2.3.3.6.	Assumptions
1.	[*****]
2.3.3.7.	Authentium (Security Product)
•	Support the Authentium product [*****].

•	Support integration with the Authentium platform

•	Support the Authentium product maintenance activities ([*****]).
2.3.3.8.	Assumptions
1.	The actual security service will be provided by Authentium.

2.	[*****].
2.3.3.9.	Handset Warranty (Hardware Protection Plan)
•	Allow the customer to purchase the Extended Warranty Program.

•	Limit the handset warranty program to [*****].

•	Support an interface with [*****].

•	Limit the period that customers can purchase the Extended Warranty Program to x days after the device purchase/[*****].

•	Support Extended Warranty Program maintenance activities (add, remove and replace equipment).
2.3.3.10.	Static IP
•	[*****]
•	[*****]
•	[*****].

•	[*****].

•	Support Static IP maintenance activities (add, remove, replace).

•	Support an interface with DHCP server.

•	[*****].
2.3.3.11.	Assumptions
1.	[*****]

2.	Static IP is assigned automatically by the system.

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2.3.3.12.	LBS
•	Support the ability for customers with Broadband services to use Location-Based Services.

•	Support different levels of service for Location-Based Services (basic and enhanced).

•	Support Location-Based Services maintenance activities (add, remove, replace).

•	Support an interface with [*****].
2.3.3.13.	Assumptions
•	[*****]
2.3.3.14.	ClearSynch
•	Support an interface with ClearSynch.

•	Support ClearSynch maintenance activities (add, remove).

•	ClearSynch product can only be purchased by the end user, meaning new and existing users.

•	The CSR can view and remove ClearSynch.

•	Support upgrade/downgrade of ClearSynch offers

•	Support configurable “x” number of days of free trial of ClearSynch.

•	Support charging the customers after the free trial period is over.
2.3.3.15.	Assumptions
1.	[*****].
2.3.3.16.	Devices and Accessories
•	Support purchasing of device [*****].

•	Support accessory purchases.

•	Support device shipping rates depending on shipping zone.

•	Support interface with fulfillment system for device shipment.

•	Support a one-time charge for purchased devices. The rate will be affected by the manufacturer and the model.

•	Support recurring charges for leased devices. The rate will be affected by the manufacturer and the model.

•	Support device swapping via self service and CSR.
2.3.3.17.	Assumptions
1.	Equipment availability check is performed by the [*****] system.

2.	[*****].

3.	[*****].

4.	[*****].

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Clearwire High Level Scope Overview
Chapter 2. Main Functional Capabilities

5.	Shipment tracking is performed [*****] system.
2.4.	VoIP
The following section describes the capabilities and activities specific to the VoIP service. Details related to the VoIP-specific features and pricing capabilities are detailed in Section 2.3.3.3.
2.4.1.	Key Capabilities
•	Support ordering and provisioning of VoIP service and features (international calls, DA calls, E911).

•	Support VoIP features management. For more details regarding the specific VoIP features, Section 2.3.3.3.

•	Support E911 address [*****]

•	Support number management and assignment (for more details, see Section 2.6.1.3■.)

•	Support number portability [*****]

•	Support CPNI preference management

•	Routing table (City, State, and Rate Center) will be populated using the interface from the LERG

•	Device management [*****]

•	Support the following VoIP interfaces
•	Intrado

•	Envinsa (MapInfo)

•	STI

•	PacWest

•	Movious

•	3PV

•	Nortel Switch

•	ATA provisioning Server
2.4.2.	Assumptions
[*****]

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Clearwire High Level Scope Overview
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2.5.	Network Provisioning
2.5.1.	Key Capabilities
•	Broadband provisioning
•	Support device provisioning to [*****] for WiMAX to provision the device access to the network

•	Support device provisioning to [*****] for WiMAX devices for [*****] provisioning

•	Support device provisioning to [*****] devices

•	Support [*****] for both WiMAX and [*****] devices

•	Support provisioning for [*****].

•	Support correction of device information in BSS in the case of a device mismatch

•	Upgrade/Downgrade services, including device add, remove and exchange (swap)

•	Support [*****] provisioning

•	Static IP
•	VoIP provisioning

Provisioning to the following network elements:
•	VoIP server

•	ATA provisioning server

•	Movius VM server

•	E911validation/registration (Intrado)

•	[*****]
•	Additional Service provisioning
•	[*****]

•	[*****]

•	LBS

•	ClearSynch
•	Support provisioning troubleshooting [*****]

•	[*****]
2.5.1.1.	Assumptions
[*****]

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2.6.	Resource Management
2.6.1.	Key Capabilities
2.6.1.1.	User ID Management
•	Store the usernames [*****] IDs

•	Support usernames [*****] reservation, validation, and uniqueness
2.6.1.2.	Static IP Management
•	Support Static IP management, maintenance and assignment

•	Support Static IP lifecycle

•	Support [*****] Static IPs for different markets

•	[*****] will interface with the [*****] server for Static IP loading and synchronization

•	Produce a report on each [*****] (status, number of devices per aging state)
2.6.1.3.	Number Management
•	Support number management maintenance and assignment

•	Support [*****] number features [*****], and the assignment of number attributes, such as city, state, and rate center

•	Support premium and vanity numbers

•	Support the number lifecycle, including reservation, assignment and aging

•	Support [*****] numbers

•	[*****]

•	Support Admin capabilities to query numbers based on different input criteria [*****]
2.6.2.	Assumptions
[*****]
2.7.	Billing
2.7.1.	Key Capabilities
•	Support anniversary day billing
•	The Amdocs Billing system will be able to support [*****].
•	For example, [*****]

[*****]

•	Support [*****] frequency

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•	Support [*****] month.

•	For those months with less than 31 days, [*****]

•	Bill QA — auto-validation
•	Ability to perform [*****] validations on the Billing deliverables (Charges, Invoices, Discounts, Payments, and so on).

•	Ability to create file based reports which will be used for monitoring, [*****], and input for the confirmation process.
•	[*****]

•	Bill layout
•	Paper billing eligibility is driven by customer type and is available only for certain bill cycles.

•	Setting up of a paper bill is permission driven, based on the user security profile.

•	Recurring Charge for the paper bill service will be calculated on the customer level.

•	The Paper Bill fee can be [*****].

•	The Electronic [*****] Bill will be generated [*****].

•	[*****] will be generated to the customer.

•	Bill layout will be [*****]

•	A non-paper file [*****].

•	Remittance address will [*****].
•	Archiving
•	Bills will be archived and retrieved by the retrieval API
•	Marketing Message Support
•	Content: Include messages with description text; the system provides the ability to configure message fonts, text size, images, colors, and priority.

•	Define business rules that determine the customer population to target for marketing or campaign messages.
•	Branding
•	[*****]

•	Support splitting the [*****].

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•	Support sorting the invoices [*****].
•	Print-Steam Support
•	[*****].

•	Support [*****].
•	Bill Confirmation
•	The final confirmation flow is activated by-request when bills are ready to be sent to customers.

•	Extract to Accounts Receivable:
•	Includes information about the [*****]

•	Statements [*****]
•	[*****]
•	Monitoring Billing Flows:
•	The Billing flows that are activated during the bill [*****] will be monitored:
•	Bill [*****]

•	Bill [*****]

•	[*****]
•	[*****].
2.7.2.	Assumptions
1.	[*****].

2.	[*****].

3.	[*****].

4.	[*****] address will be displayed on the remittance (the billing address).

5.	[*****].

6.	Clearwire will provide all fonts, images, and mockups as defined in the mockup specification.

7.	[*****].

8.	Threshold criteria for the validation will be provided by Clearwire.

9.	[*****].

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2.8.	Taxation
2.8.1.	Key Capabilities
•	Support taxation for implemented services and markets, as legally mandated.

•	Vertex integration
•	A user interface will be provided to the Clearwire Taxation team [*****].

•	Support taxation of device/accessory sales and service.

•	Support [*****].

•	Support [*****].

•	Support [*****].

•	Support [*****].

•	Support [*****].
•	Support specific state taxation rules.

•	Include tax information in online quotations.

•	Tax exemption

•	Set a customer as exempt from a defined tax group.
•	Manage tax exemption certificates [*****].

•	Support generation of tax exemption report

•	Support tax exemption during online quotation and in the bill day run.

•	Tax exemption will not be applied until certification is approved by Clearwire.

•	The exemption will be [*****].
2.8.2.	Assumptions
1.	Tax exemption is maintained [*****].

2.	[*****].

3.	[*****].

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2.9.	Payments
2.9.1.	Key Capabilities
•	Support payment methods:
•	Credit and debit cards

•	ECP

•	Cash

•	Paper checks
•	Support payment through the following channels
•	Cash vendors interface (e.g., QPAY, Western Union)

•	POS interface

•	Cash receipt batch tool

•	Collection agency

•	IVR

•	Clear Media — Micro Payments

•	MyAccount
•	Support recurring payment methods for
•	Credit and debit cards

•	ECP
•	Support immediate one time payments for
•	Credit and debit cards

•	ECP

•	Cash

•	Paper checks
•	Support overpayment

•	Support payment cancellation

•	Support batch payment processing

•	Support payment allocation rules definition

•	Support integration with [*****] ECP, credit card and debit card payments

•	Support update of payment method on file via self service (including IVR) and call center (CRM)

•	Support creation of configurable fees on the market level ([*****])

•	Support batch payment reversal processing

•	Support collection agencies payment processing

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Clearwire High Level Scope Overview
Chapter 2. Main Functional Capabilities

•	Support API queries for retrieving:
•	Payment details

•	Payment history
•	Once payment is posted in the Billing system, it is allocated to the open debts or overpayment and updates the financial account’s
2.9.2.	Credit Card and Debit Card
2.9.2.1.	Main Capabilities
•	Support payment posting using Credit Card (CC) payment method (Pay Channel) — default or new CC

•	Support Paymentech credit card authorization [*****]

•	Retention of all [*****] responses

•	Support CC payment in CP, COP and CHQ flows

•	Support creation of the following activities as part of an authorized order:
•	Financial account in AR

•	BA

•	PCN

•	Debit (charges, tax items, charge groups, invoices)

•	Create Direct Debit Request ( DDR)

•	Payment
•	One time credit card payment (CP flow)
•	Immediate payment

•	Pending Direct Debit Request (DDR) to Paymentech for EOD
•	[*****].

•	Reversing a CC payment (refer to payment reversal section)
•	Online

•	Batch — feedback from Paymentech
•	Support automatic re-issue of Direct Debit Request failed payments

•	[*****]

•	[*****]

•	Support Account Update tool
•	Monthly process to extract the declined CC transactions and create an account update request to [*****].

•	Support incoming process to update the credit card on file (PCN).

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•	Account number will be part of the input file.
2.9.2.2.	Assumptions
1.	[*****]

2.	[*****]

3.	[*****]

4.	[*****]

5.	Encryption algorithm and mechanism will be determined during the design stage
2.9.3.	ECP
2.9.3.1.	Main Capabilities
•	Support enrollment and payment posting using ECP payment method (Pay Channel) — recurring and one time

•	Support configurable ECP fees on the market level

•	Support [*****]
•	Bank Account validation with [*****]

•	Amount AUTH mode with [*****]
•	Queries on customer’s ECP debit authorizations

•	Display list of reversible ECP payments (payment detail screen)

•	Support ECP payment reversals (refer to Payment reversal section)
•	Online

•	Batch — Feedback file from [*****]
•	Support API queries for retrieving:

•	Support message handling for success or failure [*****] response

•	Support ECP detail updates

•	All [*****] responses will be documented in the Billing system

•	Support email notifications for each of the following:
•	Successful enrollment to ECP

•	Successful transaction authorization
•	[*****]

•	[*****]

•	Support waiving the Electronic Payment Transaction Fee from the FE

•	[*****]

•	Disable ECP payment method if recurring ECP payment failed due to NSF reason — the Customer will be considered as ECP Disallowed.

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•	[*****].
2.9.3.2.	Assumptions
[*****]
2.9.4.	Cash
2.9.4.1.	Main Capabilities
•	Support payment posting by cash payment vendors
•	QPAY

•	Western Union
•	Payment vendors will not be able to view/access payments made by other vendors

•	OOB payment reports will include the cash payments

•	The system will [*****]

•	The system will support [*****]
2.9.4.2.	Assumptions
[*****]
2.9.5.	Cash Receipt Batch Process
2.9.5.1.	Main Capabilities
•	Back office manual payments (i.e., Cash Receipt utility activities) will be posted to the system using AR Online

•	FE system will support the ability to download and print payments issued as part of the cash receipt activities.

•	Provide historical payment details issued as part of the cash receipt activities
2.9.5.2.	Assumptions — None
2.9.6.	POS Interface
2.9.6.1.	Main Capabilities
•	Support the following payment methods for posting POS payments
•	Cash

•	Credit card

•	Debit card
•	Store relevant POS related payment information on the Payment entity

•	Support history notes for POS transactions

•	Support querying a customer’s account balance

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2.9.6.2.	Assumptions
[*****]
2.9.7.	Payment Allocation Rule Definition
2.9.7.1.	Main Capabilities
•	Provide ability to allocate payments/credits using a cash application method.

•	Support Balance Forward method — Payment application method for bill-receiving customers. [*****].
•	Allocation can be defined by using due date and/or simple priority rules

•	[*****]
•	[*****]

•	Support updating the account’s balance and the aging of a charge/debit when a payment allocation and de-allocation is performed.
2.9.7.2.	Assumptions
1.	[*****]
2.9.8.	Integration with Paymentech for ECP and Credit Card Payments
2.9.8.1.	Main Capabilities
•	Support [*****] credit card and ECP authorization validation (see sections on CC and ECP above for further details)

•	Support [*****] response documentation in the Billing system database.

•	[*****]

•	As part of the EOD batch process, [*****] (payments and refunds) will be extracted to [*****]
•	One-time refund requests

•	One-time payment requests

•	Recurring payment requests (after cycle confirmation)

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Clearwire High Level Scope Overview
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2.9.8.2.	Assumptions — None
2.9.9.	Support Batch Payment Processing
2.9.9.1.	Main Capabilities
2.9.9.1.1.	[*****] Incoming Feedback File
•	Support a batch process for handling payment rejections from [*****]
a.	Support an automated mechanism for posting Payment Reversal for each rejected payment in the feedback file and reverse the payment.

b.	Update account balance

c.	[*****]

d.	[*****]
•	Support an automated re-issue process of rejected payments based on the rejection reason.
2.9.9.1.2.	Collection Agency Incoming File
•	Support a batch process for posting recovery payments from external collection agencies at EOD or by request

•	Support Exception Control Account (ECA) for unidentified accounts

•	Support an automated recovery from write-off

•	Support automated settlement process of write-off debts
2.9.9.2.	Assumptions
[*****]
2.10.	Collection
2.10.1.	Key Capabilities
2.10.1.1.	Collection Candidates
•	Support a daily process to collect accounts that have a past due balance as collection candidates.
2.10.1.2.	Collection Evaluation and Step Activation
•	Support a [*****] evaluation process of delinquent accounts and assigning them to collection policies.

•	Support the ability to [*****]

•	Support the following OOB collection steps for automatic treatment:
•	Email Notification

•	Hotline

•	Suspend and restore from suspension

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Clearwire High Level Scope Overview
Chapter 2. Main Functional Capabilities

•	Cancel (i.e., full suspension)

•	Write-off

•	Assign to an agency
•	Support configuration for [*****].

•	Support suspension fees

•	Treatment steps are automatically applied to accounts unless they are explicitly defined as manual steps.
2.10.1.3.	Real Time Treatment (RTT Mechanism)
•	Data updates, such as financial activities and customer profile changes can trigger an account to be:

[*****]

•	Collection level CBI and real-time treatment

[*****]
2.10.1.4.	Manual Collection Intervention
•	Collection bypass functionality (driven by customer type)

[*****]

•	The [*****] indicator is available at two levels, for:
•	[*****] in Collection treatment [*****]

•	Accounts already in collection treatment
•	[*****]

•	Pause/resume collection treatment

•	Force collection, stop collection treatment
2.10.1.5.	Late Payment Fees
•	LPF definitions are defined per market

•	Support calculation of LPF

•	Triggers for LPF check:
•	EOC processes

•	Payment reversal

•	Fund transfer
•	LPF will be [*****]
2.10.1.6.	Write-off and Write-off Recovery
•	An account becomes a Write-off account [*****].

•	Write-off and write-off recovery activities will be logged to the database

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Clearwire High Level Scope Overview
Chapter 2. Main Functional Capabilities

•	If the account is flagged [*****]

•	Support [*****].

•	Support processing an incoming payment file from an external collection agency.

•	Support automatic write-off reversal if written-off account has paid its debt in full.

•	Support manual write-off reversal process

•	Support retrieving a list of written-off accounts.

•	Support retrieving a list of accounts that are candidates for settlements (Written-off accounts with recent payment posted).

•	Support the ability to settle (settlement activity) a written-off account’s balance from the FE.
•	[*****]

•	[*****]
•	Support partial write-off recoveries, multiple partial write-off recoveries and settlements. These activities will be allowed by privileged CSR’s, based on security profile.

•	A history note will be created and can be viewed in CRM when an account recovers from Write Off.
2.10.2.	Assumptions
[*****]
2.11.	Mediation
2.11.1.	Key Capabilities
Amdocs will implement the Amdocs Service Mediation Manager (ASMM) system to support [*****].
•	All data will be collected from a centralized location within the Clearwire IT network.

•	[*****].

•	[*****].

•	[*****].

•	[*****].

•	[*****] and formatted accordingly.

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Clearwire High Level Scope Overview
Chapter 2. Main Functional Capabilities

•	[*****].

•	Data processing will be audited to provide traceability.
2.11.2.	Assumptions
1.	General assumptions:

[*****]

2.	Assumptions for Fixed VoIP:

[*****]

3.	Assumptions for Data Access:

[*****]

4.	Assumptions for Third Party usage data collection:

[*****]
2.12.	Event Processing and Usage-based Charging
2.12.1.	Key Capabilities
•	VoIP / Broadband
•	[*****]
•	Support [*****] usage [*****].
•	[*****]:
•	International, Local, Domestic Long Distance, Domestic International

•	Directory Assistance (411)

•	Voice Mail

•	Emergency (911)

•	Special No. (800)

•	Subscriber terminating call records
•	Support the ability to [*****]

•	[*****]

•	Support the ability to [*****].

•	Support the ability to identify [*****].

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Clearwire High Level Scope Overview
Chapter 2. Main Functional Capabilities

•	Support the ability to check [*****].

•	Rating

[*****]
•	Rerating
•	Support the ability to rerate events. [*****]:

[*****]

•	Rerating is applied only on [*****].

•	Rerating can be run while regular event rating is in progress.

•	Support the ability to group similar event records, [*****].

•	Support ability to mark event records to be handled by a specific operator.

•	Enable operators [*****].

•	Enable operators [*****].

•	[*****].
2.12.2.	Assumptions
1.	[*****]

2.	[*****]

3.	[*****]

4.	The following is assumed not in scope for the purpose of the solution described in this document:

[*****]

5.	[*****] customers are processed in the same way as regular events.
2.13.	Customer Interaction Handling
2.13.1.	Key Capabilities
•	[*****] provides a [*****] of customer interaction and an integrated overall view of the customer’s personal and financial information.

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Clearwire High Level Scope Overview
Chapter 2. Main Functional Capabilities

•	[*****] delivers actionable, relevant information to the CSR’s desktop with [*****] the CSR to provide [*****] service:
•	Supports Find Caller functionality by various search criteria

•	Allows a CSR in CRM to authenticate the caller [*****]

•	Provides a full overview of customer-related information such as:
•	Critical contact and customer-related information

•	Current and historical interactions

•	Services and equipment information

•	Billing information
•	Supports capturing and documenting current interactions

•	Allows management of customer history notes
•	[*****]

•	CSRs can view activities performed on the customer [*****].

•	[*****].
•	[*****]

•	Allows linking to customer-related documentation within the CRM application ([*****])
•	The interactions include all the key elements of any such contacts through any communication channel. [*****]
2.13.2.	Assumptions
1.	[*****]
2.14.	IVR and CTI Integration
2.14.1.	Key Capabilities
•	[*****] combined with Computer Telephony Integration (CTI) to enable [*****].

•	The following are the services exposed to IVR:
•	[*****]

•	[*****]

•	[*****]

•	[*****]

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Clearwire High Level Scope Overview
Chapter 2. Main Functional Capabilities

•	The customer interaction home screen pops up in context based [*****].
2.14.2.	Assumptions
[*****]
2.15.	Customer Data Management
2.15.1.	Key Capabilities
•	Provide a comprehensive Customer Model, which allows handling and maintaining customers and their related data:
•	Personal

•	Billing

•	Service information
•	The following activities will be supported:
•	Creating new customers

•	Adding contacts to a customer

•	Changing contact information (such as phone numbers, data of birth, name)

•	Changing the name and address of the billing arrangement

•	Changing the billing cycle

•	Handling customer payment methods

•	[*****]

•	[*****]:
•	[*****]

•	[*****]

•	[*****]

•	[*****]
•	[*****]:
•	[*****]

•	[*****]
•	If there is a failed Prequal, [*****].
•	[*****]
•	Overview of assigned products and services information

•	Handling billing activities such as disputes and queries

•	Handling immediate payment activities

•	Managing Customer Type and Market information:
•	[*****].

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Clearwire High Level Scope Overview
Chapter 2. Main Functional Capabilities

•	[*****].
•	[*****].
2.15.2.	Assumptions
[*****]
2.16.	Billing Inquiries and Requests
2.16.1.	Key Capabilities
2.16.1.1.	Billing Inquiries
•	Financial Account Level queries
•	Financial Transaction History — Users will be able to search and view financial transactions that appear on the financial account.

•	Invoice list — Users will be able to view invoices related to the financial account.
•	Billing Arrangement level queries
•	[*****]

•	[*****]

•	[*****]
•	Service Level queries
•	[*****]
2.16.1.2.	Billing Activities
•	Bill Cycle Date management
•	[*****].

•	Support the ability to change the customer’s bill cycle.
•	[*****] Paper Bill Production — the Paper Bill Production [*****]. Paper Bill will be available [*****].

•	[*****]

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2.16.2.	Assumptions
[*****]
2.17.	Financial Transactions Management
This section describes the back office financial activities.
2.17.1.	Key Capabilities
•	Payment [*****]

•	Payment [*****]

•	[*****]

•	Charge [*****]

•	[*****]
2.17.2.	Payment Reversal
2.17.2.1.	Main Capabilities
•	Support payment reversals [*****].

•	Support [*****] payment reversals.
•	[*****].
•	Support [*****] payment reversal [*****].

•	Support [*****].

•	Support [*****].

•	[*****]
•	[*****].

•	[*****].
2.17.2.2.	Assumptions
1.	[*****].

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2.17.3.	Batch Payment Reversals (Feedback Files)
2.17.3.1.	Main Capabilities
•	Support [*****]

•	[*****]
2.17.3.2.	Assumptions
[*****]
2.17.4.	Fund Transfer
2.17.4.1.	Main Capabilities
•	Support [*****].

•	Support [*****].

•	Support [*****].

•	Support [*****]:
[*****]
•	Support [*****].
2.17.4.2.	Assumptions
[*****]
2.17.5.	Refunds
2.17.5.1.	Main Capabilities
•	Support payment refunds.

•	Support overpayment (credit balance) refunds (account-level refunds).

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Chapter 2. Main Functional Capabilities

•	Support refunding [*****].

•	Support an immediate impact of a refund on the account balance.

•	[*****].

•	Support application of refunds [*****].

•	Refund amount limitation:

[*****]

•	Support a refund reversal [*****].

•	Support manual refund [*****].
2.17.5.2.	Assumptions
1.	[*****]

2.	[*****]

3.	[*****]

4.	The refund request will be [*****].
[*****]
2.17.6.	Credit and Debit Creation
2.17.6.1.	Main Capabilities
•	The following credit activities will be supported:
[*****]
•	The following debit (charge) activities will be supported:

[*****]
2.17.6.2.	Assumptions
[*****]

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Clearwire High Level Scope Overview
Chapter 2. Main Functional Capabilities

2.17.7.	Charge Reversal
2.17.7.1.	Main Capabilities
•	Support full and partial charge reversals.
[*****]
•	[*****]

•	If a charge reversal creates an overpayment, the CSR may create an overpayment refund to the customer.

•	[*****].

•	[*****].
2.17.7.2.	Assumptions
1.	[*****]
2.18.	[*****]
2.18.1.	Key Capabilities
•	Support a UI that allows the Implementation team to configure the following:
[*****]
•	Support mapping of financial transactions to [*****] accounts (physical account).
[*****]
•	[*****].
•	Monthly extract — supports four summary extract files

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Chapter 2. Main Functional Capabilities

[*****]
•	[*****].

•	Support mapping to [*****] strings that contain four [*****] string items: [*****]

•	[*****]
2.18.2.	Assumptions
[*****]
2.19.	Wholesale
2.19.1.	Key Capabilities
•	Two methods will be provided for [*****] activities:
[*****]
•	Activation Registration

[*****]

•	Hotline
[*****]
•	Charging

[*****]

•	Products and Offering

[*****]

•	Care

Support the following services for [*****]:
[*****]

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Clearwire High Level Scope Overview
Chapter 2. Main Functional Capabilities

•	The system will distinguish between different [*****] customers [*****].
•	Settlements
[*****]
•	Mediation
[*****]
•	Reports
[*****]
2.19.2.	Assumptions
[*****]
2.20.	Hotline Management
2.20.1.	Key Capabilities
•	Support network hotline provisioning for devices in various conditions.

[*****]

•	External hotlining activities will be managed [*****].
2.20.2.	Assumptions
[*****]

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Clearwire High Level Scope Overview
Chapter 2. Main Functional Capabilities

2.21.	Market Management
2.21.1.	Key Capabilities
•	Provide the ability to add, remove, and modify markets.

•	Provide the ability to configure different attributes for each market.
[*****]
2.21.2.	Assumptions — None

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Clearwire High Level Scope Overview
Chapter 2. Main Functional Capabilities

2.22.	Customer Communication Management
2.22.1.	Key Capabilities
•	Support [*****] notification to customers that is triggered by various activities, including:
[*****]
2.22.2.	Assumptions
[*****]
2.23.	CSR Management
2.23.1.	Key Capabilities
•	Create and maintain CRM users via CRM administrator screens.

[*****]
2.23.2.	Assumptions
[*****].
2.24.	Web Services for Clearwire [*****]
2.24.1.	Key Capabilities
Amdocs will expose Web services and APIs to support functions performed by Clearwire [*****].

[*****]

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Clearwire High Level Scope Overview
Chapter 2. Main Functional Capabilities

[*****]:
2.24.1.1.	Address Handling
[*****]
2.24.1.2.	Ordering — Offer and Product Management
[*****]
2.24.1.3.	Account Management
[*****]
2.24.1.4.	Payment
•	Apply payments using the following methods:
•	Cash

•	Credit card

•	ECP
•	Manage the following payment methods:
•	Credit card

•	ECP
•	Refund

•	[*****]

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Clearwire High Level Scope Overview
Chapter 2. Main Functional Capabilities

2.24.1.5.	Security
•	Web services will be used by multiple consumers.
•	[*****]
[*****]
•	Consumer application examples:

[*****]
•	Role-based authorization
[*****]
•	Role-based authorization for page components
[*****]
2.24.2.	Assumptions [*****]
2.25.	Reports
2.25.1.	Key Capabilities
•	Financial Reports
•	[*****]

•	Payments Totals Report

•	[*****]

•	Refund Summary Report

•	[*****]

•	[*****]

•	Write Off Summary Status Report

•	Immediate Charges — Summary Report

•	Immediate Credit — Summary Report

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Chapter 2. Main Functional Capabilities

•	Invoice Receipt — Summary Report

•	Tax Activities — Summary Report

•	Proof and Balance Report

•	Aged Trial Balance Report

•	[*****]

•	[*****]

•	[*****]

•	[*****]

•	Monthly Tax Report

•	[*****]

•	[*****]

•	[*****]

•	[*****]

•	[*****]
[*****]
•	[*****]

•	[*****]

•	[*****]

•	[*****]

•	[*****]
•	Audit and control
[*****]

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Clearwire High Level Scope Overview
Chapter 2. Main Functional Capabilities

•	[*****] and Rater.
•	Rater
[*****]
2.25.2.	Assumptions
[*****]
2.26.	Clear Media — Micro Payments
2.26.1.	Main Capabilities
•	Support placing content orders from Clear Media into the Billing system

•	Support calculating tax [*****]

•	Support tax exemption for eligible Clearwire customers

•	[*****]

•	Support [*****]

•	Support [*****]

•	Support aggregating all line item charge requests into an aggregated payment request

•	Support the following activities [*****]:
[*****]

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Chapter 2. Main Functional Capabilities

•	Support [*****]

•	Support [*****]

•	[*****]

•	Supported queries
[*****]
2.26.2.	Assumptions
[*****]
2.27.	Production Support Tools
2.27.1.	Main Capabilities
[*****]

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Clearwire High Level Scope Overview
Chapter 2. Main Functional Capabilities

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3.	Interfaces

Amdocs Platform will be integrated with the following external and existing Clearwire IT domain systems:

Candidate
Interface Name	Purpose	for [*****]	Comments
3PV	Number portability request verification		Connected to Amdocs [*****]
Asurion	Hardware Protection Plans (HPP)		Connected to Amdocs [*****]
ATA provisioning	VoIP provisioning — ATA provisioning		Connected to Amdocs [*****]
Authentium	Access provisioning — Security/Antivirus features		Connected to Amdocs [*****]
Avaya	Support IVR services		Will be connected to Amdocs [*****]
Bridgewater	Access provisioning — AAA — (WiMAX)		Will interact with Amdocs [*****]
Cheetah	Device Diagnostics		Connected to Amdocs [*****]
CTI	[*****]		Will be connected to Amdocs [*****]
Data Warehouse	[*****]		[*****]
DHCP	Access provisioning Static IP — (Expedience and WiMAX)		Will interact with Amdocs [*****]
Intrado	VoIP provisioning — Message/ 911 system		Connected to Amdocs [*****]
E-mail (Google)	Access provisioning — Email provisioning	[*****]	Will interact with [*****]
Web Hosting (ClearSync)	Access provisioning — (Expedience and WiMAX)		Will interact with [*****]
E-mail server	[*****]		[*****]
Equifax	Credit Check	[*****]	Connected to [*****]

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Clearwire High Level Scope Overview
Chapter 3. Interfaces

Candidate
Interface Name	Purpose	for [*****]	Comments
LBS	Support Location Based Services		Will interact with [*****]
MapInfo	Access Prequal, provide Geocode data, address verification		Connected to Amdocs [*****]
Movius	VoIP provisioning - Voice mail		Connected to Amdocs [*****]
Nortel AS5200	VoIP provisioning - Clearwire VoIP switch		Connected to Amdocs [*****]
OMA-DM (mFormation)	Access provisioning - Device management	[*****]	Connected to Amdocs [*****]
Oracle	Inventory management		Connected to Amdocs [*****]
Oracle	Financial		Connected with Amdocs [*****]
Paymentech	Payment authorization and capture		Connected to Amdocs [*****]
Print Shop	Invoice Generation		Amdocs [*****]
Prov Server	Access provisioning - Expedience		Will interact with Amdocs [*****]
QPAY	Web enabled cash payment support		Will interact with Amdocs [*****]
Synchronoss	VoIP provisioning - STI retail/ LNP gateway, Number activation, Directory listings		Connected to Amdocs [*****]
Vertex	Service and Sales Tax		Connected to Amdocs [*****]

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Clearwire High Level Scope Overview
Chapter 3. Interfaces

Amdocs solution will be integrated with the following Clearwire channels:

Channel	Description	Comments
Clear/Clearwire.com	Clearwire Self Service portals	Connected to Amdocs [*****]
Clear365.com	Clearwire eConmmerce portal	Connected to Amdocs [*****]
Sales OE	Clearwire internal sales users portal for new service activations	Connected to Amdocs [*****]
Partner Portals	Clearwire API’s for supporting external partners system	API’s will be routed to Amdocs [*****]
UTC Retail	POS portal	API’s related to payment will be routed to Amdocs [*****]
Wholesale external systems	Clearwire services supporting MVNOs	API’s will be routed to Amdocs [*****]
[*****]

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4.	Solution Architecture

4.1.	Architecture Diagram
[*****]
4.2.	Architectural Highlights

[*****]

4.3.	Channel Support
The following section describes the channels supported in the proposed architecture:
•	[*****]

•	Call Center

[*****]

•	Dealers

[*****]

•	Resellers

[*****]

•	Partners

[*****]

•	POS

[*****]

•	MVNOs

[*****]
4.4.	Architecture Main Data Ownership and Flows
The following figure describes main data ownership and flows across the proposed Amdocs platform:
[*****]

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Clearwire High Level Scope Overview
Chapter 4. Solution Architecture

4.5.	Amdocs Products
4.5.1.	Solution Modules
The following table lists solution components from the Amdocs [*****]:

Amdocs Revenue Management	Amdocs Customer Management

Billing	CRM
[*****]	[*****]

Mediation	Ordering
[*****]	[*****]
Self Service
[*****]

Amdocs Foundation	Amdocs Service Management

Foundation	Service Management
[*****]	[*****]

[*****]
4.5.2.	Amdocs Revenue Management
4.5.2.1.	Amdocs Mediation
Amdocs Mediation platform can integrate with all types of networks (packet-switched and circuit-switched), including fixed, mobile, cable, satellite and next-generation networks such as IMS. It can also support all types of services, including voice, VoIP, data, content and video services.
The platform enables innovative mediation models for telecommunication carriers such as:
•	Service-specific pricing models

•	Network resource planning

•	QoS Metering

•	Business intelligence
4.5.2.2.	Amdocs Charging
Amdocs Charging is at the core of the Amdocs Revenue Management suite of products. It provides a single, central, network-independent offline charging and rating platform for all types of event sources and services, including voice, data, content and commerce. It utilizes an integrated online-offline charging platform that can operate in multiple processing modes, including request-response, transaction-based and file-based modes. Amdocs Charging solution for Clearwire includes the following components:
•	[*****] provides Amdocs [*****] and then reformats them for Amdocs Rating and other downstream systems for further processing.

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Chapter 4. Solution Architecture

•	[*****] encapsulates the Pricing Engine that rates all types of events and accumulates them as required for further processing. [*****]. The Pricing Engine operates in multi-mode and can rate any type of event, based on any customer or service attribute. [*****]

•	[*****] supports the bill production process, including configuration of the bill, charge generation, [*****]. A single billing process produces [*****].
4.5.2.3.	Amdocs Document Designer
The Amdocs Document Designer facilitates the flexible design of “personalized” templates, utilizing a table-driven, rule-based architecture. Template design is performed online using an intuitive, user-friendly GUI on a Windows based workstation. This allows the user to define template content and structure, specify conditional processing, control pagination and design printed layout, all of which are done in a code-free, easily configurable design environment.
Amdocs Document Designer is designed for rapid, cost-effective deployment and low cost of ownership. It is a production-proven, carrier-grade product with a published research and development roadmap, ensuring continuous enhancements, and an efficient implementation approach that is based on a pre-defined product delivery process. Furthermore, Amdocs Document Designer is renowned for its scalable and robust architecture.
Amdocs Document Designer is a flexible tool offering enhanced performance and enabling compliance with a wide variety of implementation scenarios, insuring performance measurements and verifications are taken into account.
Amdocs Document Designer creates flexible, personalized bills, letters, invoices and statements for mass production. It provides the most optimized document publishing architecture in terms of volume and performance. It can process pre-defined numeric, text and image content into a print-ready form that can be rendered on a variety of media.
The Amdocs Document Designer system is comprised of four main components:
The Amdocs Archive module uses EJB APIs, allowing call center and eBill support applications to retrieve the required documents in a standardized manner. Documents are stored in a cost and space-efficient proprietary format called Page Definition Language (PDL).
4.5.2.4.	Amdocs Accounts Receivable
Amdocs Accounts Receivable maintains customer account balances, and handles payments, credits, back outs, fund transfers, and other financial activities. It journals and maps financial activities performed both within Accounts Receivable and by external components, providing financial reports and auditing of activities performed. Amdocs Accounts Receivable has an interface to Oracle Financials through extraction of the file containing the required general ledger information.
4.5.2.5.	Amdocs Collections
Amdocs Collections identifies non-paying accounts and runs relevant collection processes for each account based on rules and workflows. Amdocs Collections monitors accounts on an ongoing basis, reports on overdue or delinquent accounts, and performs various collection activities on unpaid balances. It is integrated with Amdocs Billing Manager (a CRM module) to enable customer service representatives to perform collections activities.
4.5.2.6.	Amdocs Subscriber Resource Manager
Amdocs Subscriber Resource Manager manages resources such as PTN, Static IP and User Name. It controls the entire lifecycle of these resources from defining them, loading them to the system, allocating to customers, aging numbers, (including port-in/out and communicating with LNP mediator system) and any new activity that may be required to be added to the lifecycle.

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Chapter 4. Solution Architecture

4.5.3.	Amdocs CRM
Amdocs CRM application delivers an integrated customer management solution that supports customer-centric processes for customer interaction across multiple communication channels, including phone (call center) and email. All data is maintained in a centralized database ensuring the full picture of the customer and its interaction history.
Included in CRM version 7.5 provided to Clearwire is the Amdocs Smart Client Framework — the next generation, state-of-the-art presentation layer for all Amdocs’ agent-facing applications. It is a lightweight Java client based on Java Swing technology for fast rendering and UI logic execution outside of a browser
The proposed solution is comprised of the following CRM modules:
4.5.3.1.	Amdocs Customer Interaction Manager
This module enables the 360-degree view and management of all aspects of customer interaction. The module also provides the user full integration with all the modules necessary to support the various methods of interacting with customers.
Using the customer interaction manager, the CSR can:
•	Search for customers/callers

•	View contact/address/account details

•	View customer history

•	View interactions history

•	Set availability for users

•	Attach documents to the customer entity

•	Help customer solving problems

•	View customer-related orders and initiate a new order
4.5.3.2.	Amdocs Billing Manager
This module enables the billing related activities of customers. The Billing Manager module provides the integration point between CRM and billing application.
Billing Manager provides integrated management of the financial activities of the customer.
This allows the CSR to manage all aspects of the customer billing related information:
•	Supports creation, updates, search and view of financial accounts.

•	Captures the billing parameters, for example: billing cycle, payment method. The billing entities creation and maintenance processes include the billing name and address, and collection information payment method.

•	Billing Queries

•	View Bill, Balance, Calls
4.5.3.3.	Amdocs Script Manager
A script development and execution tool designed to optimize customer interactions, simplify resolution of complex customer requests and reduce learning curves while enforcing business processes and policy. Using Amdocs Script Manager, agents are able to optimize customer interactions, especially when performing a task that requires more guidance. Customers will receive personalized, consistent service regardless of whenever they call or whomever they speak to.
4.5.4.	Amdocs Ordering
Amdocs Ordering automates the order capture and order processing for a full range of services, including voice, data and IP-based services for both wireless and wireline in one integrated environment. Amdocs Ordering can handle the end-to-end ordering process for any channel, from order negotiation to delivery and notification, including real time validations, monitoring and control. Order capture for all orders is reduced to a few simple, error-proof tasks, with manual intervention only where desired.

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Clearwire High Level Scope Overview
Chapter 4. Solution Architecture

4.5.5.	Amdocs Self Service
Amdocs self service provides the web-services layer to the Amdocs backend systems (i.e.: OMS, CRM, AR, Invoicing, etc.) for external applications like the portal (My Account), WebOE, SalesOE, Wholesale and partner services.
Amdocs Self service will provide services in the following main areas:
•	Ordering

•	Account management

•	Payments

•	Address management & validation

•	Security related services
4.5.6.	Amdocs Activation Manager
Amdocs Activation Manager is a single, convergent, gateway between various modules of the Billing or Customer Care system and Network Elements. Its prime purpose is to keep the network topology transparent to the other BSS modules. Amdocs Activation Manager manages the administration of services across service nodes including mobile network elements such as HLRs, voice mails, IN and other auxiliary devices, IP service nodes such as Radius email servers and WAP gateways, conditional access for video programming and PPV, and Content and commerce servers, such as VOD server, Games server, etc.
4.5.7.	Amdocs Foundation
4.5.7.1.	Amdocs Enterprise Product Catalog (EPC)
Amdocs Enterprise Product Catalog is a service provider-focused product information management module that provides a central product data repository supporting product lifecycle including offering definition, maintenance and product data publishing to relevant modules (such as Ordering and Billing) and channels (such as Self Service and Dealers)
Amdocs Enterprise Product Catalog has the following features and functionality to help differentiate service providers in their marketplace:
•	Shared user interface and central product repository

•	Extensible to support non-Amdocs applications, providing sophisticated user interface for modeling of any catalog screen and data model

•	Interoperability via online information services and data import/export
Within Amdocs portfolio, the Amdocs Enterprise Product Catalog enables defining and maintaining services, pricing schemes, eligibility and compatibility rules and customer attributes. The definition is enabled via a graphical user interface (GUI) providing an easy-to-use, intuitive, flexible tool.
Amdocs Enterprise Product Catalog supports catalog services for the following Amdocs components:
•	Amdocs Ordering including channel support

•	Amdocs Rating — Processes events according to the logic of price packages associated with the customer. This includes rating, discounting, providing allowances, benefits, and so on.

•	Amdocs Invoicing — Activates a discount engine to perform end-of-cycle aggregated discounts according to discount packages associated with the subscriber, organizational unit, or customer.
Amdocs Enterprise product Catalog supports environment synchronization between various Product Catalog environments such as testing, development and production.
4.5.7.2.	Amdocs Error Manager
Amdocs Error Manager provides a comprehensive error-handling product designed for organizing and solving high-volume record errors between any two transactional systems:
•	Organizes and resolves rejected records through automated mechanisms

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Chapter 4. Solution Architecture

•	Reduces time for error resolution by automatically performing mass corrections

•	Consolidates errors from multiple systems (billing, mediation) into a single resolution platform
4.5.7.3.	Amdocs Process Manager
Amdocs Process Manager is the Amdocs overall Business Process Management (BPM) foundation. It enables the Amdocs applications to define, execute and monitor long-lived, multi-step business process flows that can span multiple applications and people. Amdocs Process Manager is a workflow engine that reduces the total cost of ownership by automating the end to end order processes. It contains a GUI-based tool for designing, defining and verifying service-oriented business processes across multiple applications, services and personnel, as well as an engine for executing these processes. The tool is BPEL and BAM (Business Activity Monitoring) certified and can therefore integrate with any external third-party tools for business modeling and monitoring. Amdocs Process Manger is embedded in relevant Amdocs modules (e.g. Ordering, Collection) supporting their business processes:
4.5.7.4.	Amdocs Integration Framework
Amdocs Integration Framework is the tool via which internal and external integration is performed.
Amdocs Integration Framework provides a uniform, standard-based foundation to be used by Amdocs applications for internal and external integration and addresses problems, such as the long time to market for new products and services and the high cost and complex integration of a large number of applications.
Amdocs Integration Framework product provides the following benefits:
•	Superior performance and flexibility via multi-protocol support

•	Easier maintenance and operability

•	Open and compliant with integration standards

•	Facilitates SOA transformation
4.5.7.5.	Amdocs Monitoring and Control
Amdocs Monitoring and Control provides a central point of control for production applications, their processes and their machines. It enables service providers to view the entire system and shows the status of each application. This enables the production support team to prevent potential problems, as soon as they receive alerts. Amdocs Monitoring and Control is a generic utility enabling monitoring and manipulation of in-house applications and third-party tools. It provides the following capabilities:
•	Centralized control of all required applications

•	Network capability

•	Increases application availability as a result of a simple, generic GUI

•	Provides a flexible solution that accommodates future requirements, including the ability to manage and monitor new types of applications

•	No negative impact on system availability and performance
4.5.7.6.	Amdocs Security Manager
Amdocs Security Manager enables Amdocs applications to provide secured environments for their users in the area of application security (as opposed to environment/physical security). It is integrated into most Amdocs products, applications and components, and provides all of the required application security functionality. Amdocs Security Manager has a generic security API and provides a set of security components that are used by Amdocs applications to enhance system security. The core framework is a 100% Java lightweight set of layered components that works with client proxies (Java, .NET, or C++) to enhance application security by providing the following services:

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Chapter 4. Solution Architecture

•	Authentication

•	Authorization

•	Audit logging

•	Account data management

•	Session control services

•	Gateway to external user directories

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5.	Conversion Scope

5.1.	Overview
All conversion, migration and associated activities (such as design, build, test, project management, etc.) will be scoped and charged in a separate work order as shall be agreed between the Parties. For information purposes only, the following conversion strategy is described (referred to as “Conversion strategy”), and is based on discussions and requirements identified during the initial 30 day discovery phase.
5.2.	Conversion Strategy Scope
Conversion exercise consists of [*****].

[*****]
5.3.	Conversion Data Migration Approach
•	Prioritization and scheduling of data migration events following release 1, will include:
[*****]
5.4.	Not included in Scope
[*****]
5.5.	Assumptions
[*****]

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Appendix A. PRD Coverage Summary

A.1. Reviewed and Estimated PRDs

CW
PRD		Estimated
#	PRD Name	Version	Comments
1	Cash Payment — QPAY and Western Union	1.1
2	Tax Exempt Accounts	1.1
3	Paper Billing	0.2	[*****]
4	Customer Types	1.2
5	IVR	0.3
7	ECP, Credit Card, Cash, Paper Check	0.4
8	Authentium Security Suite	0.4
9	Payment Reversals	0.6
10	Write Offs and Charge Reversal, Payment Allocation	1.1
11	Metered Billing (Usage, Mediation, Rating, and Charges)	0.2	[*****]
12	Mediation	0.7
13	Provisioning	0.6	Partially estimated (see below)
14	Conversion	0.6
15	Contract Management	1	[*****]
16	Handset Warranty (HPP)	0.2
17	Credit Card	0.5
19	Care and Billing Functionality Care Update Customer Info	0.13	Partially estimated (see below)
20	Market management	0.2
21	VoIP	0.6	[*****]
22	Financial Reports (Care and Accounting) and Financial Tools	0.5	[*****]
24	Equipment Management	0.3	[*****]
25	Expedience Market Conversion/Technology Transfer	0.1
26	Static IPs	0.2

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Clearwire High Level Scope Overview
Appendix A. PRD Coverage Summary

CW
PRD		Estimated
#	PRD Name	Version	Comments
28	Google	1	[*****]
29	LBS (location based services)	0.04
31	Care — Bill Runs and Late Payment Treatment	0.2
33	Wholesale 2.0	0.51	Partially estimated (see below)
35	Offer Management — pricing and discounts	0.04	Partially estimated (see below)
38	PC Card and Offer Upgrade/Downgrade	0.4	[*****]
40	VLAN and Hotlining	0.1	[*****]
41	WebOE	0.1	[*****]
42	OTA	0.1	[*****]
43.11	Network Storage PRD (Clear Synch)	1.0
43.6	Micro Payments/Ordering Payments	1.0
43.7	My Account/Self Care	1.1	[*****]
44	Credit Checks	0.4
45	PreQual	0.2
46	Cheetah	1
47	Partner Services API	0.4
50	POS	0.1	[*****]
51	Sales OE	0.2	[*****]
53	Dealer Activation tool	0.1
60	Vertex tax interface	0.2
61	Production Tools	0.1	[*****]
A.2. Not Estimated Functionality

PRD ID	PRD Name	PRD Version	Comments
7	ECP, Credit Card, Cash, Paper Check	0.4	[*****]
13	Provisioning	0.6	[*****]
19	Care and Billing Functionality Care Update Customer Info	0.13	[*****]
33	Wholesale 2.0	0.51	[*****]

Information Security Level 1 — Confidential Proprietary and Confidential Information of Amdocs	58

Clearwire High Level Scope Overview
Appendix A. PRD Coverage Summary

PRD ID	PRD Name	PRD Version	Comments
35	Offer Management — pricing and discounts	0.04	[*****]
39	My Account		[*****]
40	VLAN and Hotlining	0.1	[*****]
41	WebOE		[*****]
61	Production Tools	0.3	[*****]
A.3.	Not Estimated PRDs

PRD ID	PRD Name	Comments
43.1	Search	[*****]
43.12	Device Adaptation	[*****]
43.2	SSO	[*****]
43.4	Authorization and Authentication	[*****]
43.5	Web Services API/Content Partner Services (CMS)	[*****]
43.8	Widget Container	[*****]
43.9	Personalization and user profile	[*****]
52	Dual Mode 3G/4G	[*****]
56	Demo Portal	[*****]
43.10	Referral Program	[*****]

Information Security Level 1 — Confidential Proprietary and Confidential Information of Amdocs	59

Document Release Information

Soft-				Sent
ware		Edited		to	Approved	Doc
Version	Editor	Date	Comments	site	By	Ver.
[*****]	[*****]	[*****]	[*****]			[*****]
	[*****]	[*****]	[*****]			[*****]
	[*****]	[*****]	[*****]	[*****]		[*****]
	[*****]	[*****]	[*****]			[*****]
	[*****]	[*****]	[*****]			[*****]
	[*****]	[*****]	[*****]			[*****]
	[*****]	[*****]	[*****]			[*****]
	[*****]	[*****]	[*****]			[*****]

Information Security Level 1 — Confidential Proprietary and Confidential Information of Amdocs	60

Schedule B
Roles and Responsibilities Matrices
Attached are the On-going Roles and Responsibilities Matrix (collectively, the “Ongoing Roles and Responsibilities Matrices”). Capitalized terms not defined in Ongoing Roles and Responsibilities Matrices shall have the meanings set forth in the Agreement. The level of each Party’s responsibility with respect to each of the obligations set forth in the Ongoing Roles and Responsibilities Matrices is specified by the insertion of the [*****] adjacent to such obligation and beneath such Party’s name. The [*****] indicates that a Party [*****] overall and ultimate accountability for completion of a task. The [*****] indicates that a Party [*****] with respect to a task, and that a Party designated [*****] may [*****]. Both Parties will communicate in an on-going fashion when the [*****] is a necessity. The [*****] indicates that a Party [*****] with respect to a task, and that such Party has the right, but not the obligation, to contribute, provide resources or review the process for completion of a task. The absence of any letter indicates that a Party shall [*****] obligation with respect to a task.

1. 4G BSS Releases
This chapter summarizes the procedures the Parties will follow during the development of the 4G BSS

1.	Releases	Clearwire	Amdocs	Notes
1.1.	Dev methodology and standards:	[*****]	[*****]

1.1.1.	Define Release schedule	[*****]	[*****]

1.1.2.	Determine release in terms of size, scope, costs, acceptance criteria. Realizing a rapid SDLC is needed, the Parties will agree in good faith on the optimal way to define releases in order to achieve this goal.	[*****]	[*****]

1.1.3.	Develop a version control system and code check-in procedures	[*****]	[*****]

1.1.4.	Develop a version control system and code check-in procedures for Clearwire components/interfaces	[*****]	[*****]

1.2.	Preparing BSS HLS deliverables as needed	[*****]	[*****]

1.3.	Providing timely signoff for HLS deliverables	[*****]	[*****]	Mutually agreed upon timeline.

1.4.	Development - Core Products:	[*****]	[*****]
The Parties agree that the 4G BSS solution includes a number of core products, some of them are Amdocs’ core products, and some of them are Third Party products, and are hosted by Amdocs. The list of the currently used core products in detailed in Schedule D. This list may changed in the future per business needs.

1.4.1.	Amdocs may periodically enhance or upgrade the Amdocs products to newer versions of the core products, as part of the Additional Major Releases.	[*****]	[*****]

1.4.2.	Amdocs may periodically upgrade the non Amdocs products to newer versions of these products, as part of the Additional Major Releases.	[*****]	[*****]	Priced separately once required
Responsibility Key: [*****]

Amdocs/Clearwire	Proprietary and Confidential	2

On-Going Roles and Responsibilities	1. 4G BSS Releases

1.	Releases	Clearwire	Amdocs	Notes
1.4.3.	Amdocs will inform, discuss, and agree with Clearwire the upgrade schedule and procedures	[*****]	[*****]

1.4.4.	Clearwire and Amdocs will discuss and agree up front if such upgrades require change/additions to the HW and/or 3rd party software licenses provided by Clearwire, or any other additional costs to Clearwire	[*****]	[*****]

1.4.5.	Clearwire will inform and coordinate with Amdocs of any necessary changes/upgrades a third party products/services/APIs owned by Clearwire (e.g. Paymentech), or subcontracted by Clearwire (e.g. Google APIs), and Amdocs will inform Clearwire of any additional costs in	[*****]	[*****]
order to integrate the upgraded code. Product upgrades will be part of an Additional Major Release. Changes will desirably be part of an Additional Major Release.

1.4.6.	Amdocs will inform and coordinate with Clearwire of any necessary changes/upgrades to an interface or APIs owned by Amdocs (e.g. Code1). Interface or schema changes will be part of an Additional Major Release.	[*****]	[*****]

1.5.	Development - 3rd party or Clearwire’s content/Service provides that are integrated into the solution via vendor provided portlets or gadgets: e.g. SwapDrive and any other service/content provider to be integrated in the future into the solution via portlet	[*****]	[*****]

1.5.1.	Clearwire will manage vendor support	[*****]	[*****]

1.5.2.	Deliver implementation plan for the new Portlet\gadget	[*****]	[*****]

1.5.3.	Review and provide feedback on implementation plan	[*****]	[*****]

1.5.4.	Sign-off on implementation plan	[*****]	[*****]

1.5.5.	Delivering the content provider or service providers solution in a timely manner to meet all development timelines	[*****]	[*****]

1.5.6.	Design wireframe integration	[*****]	[*****]

1.5.7.	Define integration requirements with any 3rd party	[*****]	[*****]

1.5.8.	Provide all required documentation, information and APIs for provisioning per implementation plan	[*****]	[*****]	When applicable

1.5.9.	Provide SAML and all required documentation and information for SSO per implementation plan	[*****]	[*****]	When applicable
Responsibility Key: [*****]

Amdocs/Clearwire	Proprietary and Confidential	3

On-Going Roles and Responsibilities	1. 4G BSS Releases

1.	Releases	Clearwire	Amdocs	Notes
1.6.	Development - 3rd party or Clearwire’s content/Service provides that are integrated into the solution using vendor provided APIs \ any form of interface exposed by the vendor: e.g. Google,	[*****]	[*****]

1.6.1.	Clearwire will manage vendor support	[*****]	[*****]

1.6.2.	Deliver implementation plan for the integration work	[*****]	[*****]

1.6.3.	Review and provide feedback on implementation plan	[*****]	[*****]

1.6.4.	Sign-off on implementation plan	[*****]	[*****]

1.6.5.	Delivering the content provider or service providers solution in a timely manner to meet all development timelines	[*****]	[*****]

1.6.6.	Deliver wireframes on time per implementation plan	[*****]	[*****]

1.6.7.	Provide all required documentation, information and APIs for provisioning per implementation plan	[*****]	[*****]	When applicable

1.6.8.	Provide SAML and all required documentation and information for SSO per implementation plan,	[*****]	[*****]	When applicable

1.6.9.	Provide end to end test plan	[*****]	[*****]	Together with Vendor

1.6.10.	Provide testing environment for SSO and Provisioning per test plan	[*****]	[*****]	When applicable

1.7.	3rd party apps or content, and integration of such 3rd party apps via link-away (e.g. KMS)	[*****]	[*****]

1.7.1.	Clearwire will manage vendor support	[*****]	[*****]

1.7.2.	Provide required timetable milestone for URL and testing information	[*****]	[*****]

1.7.3.	Provide URL information as per project plan	[*****]	[*****]

1.8.	3rd party apps or content, and integration of such 3rd party apps integrated into the BSS in any other way not mentioned above e.g integration of an advertising solution	[*****]	[*****]

1.8.1.	Clearwire will manage vendor support	[*****]	[*****]
Responsibility Key: [*****]

Amdocs/Clearwire	Proprietary and Confidential	4

On-Going Roles and Responsibilities	1. 4G BSS Releases

1.	Releases	Clearwire	Amdocs	Notes
1.8.2.	Deliver implementation plan for the integration work	[*****]	[*****]

1.8.3.	Review and provide feedback on implementation plan	[*****]	[*****]

1.8.4.	Sign-off on implementation plan	[*****]	[*****]

1.8.5.	Delivering the content provider or service providers solution in a timely manner to meet all development timelines	[*****]	[*****]

1.8.6.	Deliver wireframes on time per implementation plan	[*****]	[*****]

1.8.7.	Provide all required documentation and APIs for provisioning per implementation plan	[*****]	[*****]	When applicable

1.8.8.	Provide SAML and all required documentation and information for SSO per implementation plan,	[*****]	[*****]	When applicable

1.8.9.	Provide end to end test plan	[*****]	[*****]	Together with Vendor

1.8.10.	Provide testing environment for SSO and Provisioning per test plan	[*****]	[*****]	When applicable

1.9.	Development - Amdocs APIs, Amdocs 3rd parties or any form of interface exposed to Clearwire by Amdocs e.g. Code1	[*****]	[*****]

1.9.1.	Amdocs will manage vendor support	[*****]	[*****]

1.9.2.	Deliver implementation plan for the integration work	[*****]	[*****]

1.9.3.	Review and provide feedback on implementation plan	[*****]	[*****]

1.9.4.	Sign-off on implementation plan	[*****]	[*****]

1.9.5.	Delivering the Amdocs components in a timely manner to meet joint agreed development timelines	[*****]	[*****]

1.9.6.	Provide all required documentation, information and APIs for provisioning per implementation plan	[*****]	[*****]	When applicable

1.9.7.	Provide SAML and all required documentation and information for SSO per implementation plan	[*****]	[*****]	When applicable

1.9.8.	Provide end to end test plan	[*****]	[*****]	Together with Vendor

1.9.9.	Ensure testing environment reflect SSO and Provisioning per test plan	[*****]	[*****]	When applicable
Responsibility Key: [*****]

Amdocs/Clearwire	Proprietary and Confidential	5

On-Going Roles and Responsibilities	1. 4G BSS Releases

1.	Releases	Clearwire	Amdocs	Notes
1.10.	Amdocs Interfaces	[*****]	[*****]

1.10.1.	Amdocs is responsible for the performance, issue management, on going table refreshes associated with all Third Party products that are required to operate its 4G BSS services and products (e.g. tax package, address verification package, etc.)	[*****]	[*****]	Together with Clearwire when applicable”

1.10.2.	Amdocs is responsible to provide Clearwire with connectivity access to necessary interfaces and APIs regarding changes, performance, and issue management of these interfaces (Amdocs scope only)	[*****]	[*****]

1.10.3	Responsible for the performance of these interfaces (Amdocs scope only)	[*****]	[*****]

1.11.	Clearwire Interfaces	[*****]	[*****]

1.11.1.	Clearwire is responsible for the costs, performance, issue management, on going table refreshes, and core software upgrades, associated with all services and interfaces provided by Clearwire (e.g. network, EAI, etc.) that are incorporated into the solution	[*****]	[*****]

1.11.2.	Clearwire is responsible to provide Amdocs with access to EAI, network and all necessary interfaces and APIs regarding changes, performance, and issue management of these interfaces (Clearwire scope only)	[*****]	[*****]

1.11.3.	Responsible for the performance of these interfaces (Clearwire scope only)	[*****]	[*****]

1.12.	Develop new software	[*****]	[*****]

1.12.1.	Maintain and own development environment	[*****]	[*****]

1.12.2.	Develop/modify Product, per agreement with Clearwire re new releases	[*****]	[*****]

1.12.3.	Develop/modify Clearwire systems interfaces	[*****]	[*****]

1.13.	Deliver technical release notes	[*****]	[*****]

1.14.	Testing:	[*****]	[*****]

The Parties will cooperate in the following testing efforts, as further detailed below:

1) System testing - see 1.13.1 below

2) Performance Testing - see 1.13.2 below
Responsibility Key: [*****]

Amdocs/Clearwire	Proprietary and Confidential	6

On-Going Roles and Responsibilities	1. 4G BSS Releases

1.	Releases	Clearwire	Amdocs	Notes
1.14.1.	Perform System Testing	[*****]	[*****]	Assumes progression and regression testing

1.14.1.1.	Maintain and own System Testing Environment	[*****]	[*****]

1.14.1.2.	Develop/maintain System Testing plan	[*****]	[*****]

1.14.1.3.	Develop/maintain System Testing data and scripts	[*****]	[*****]

1.14.1.4.	Deliver Builds to appropriate test environments, as needed	[*****]	[*****]

1.14.1.5.	Document Build content for the environment(s)	[*****]	[*****]

1.14.1.6.	Develop Clearwire System Test test cases for “progression” and “regression” functionality	[*****]	[*****]

1.14.1.7.	Develop Amdocs System Test test cases “progression” and “regression” functionality and deliver [*****] prior to start of System Test	[*****]	[*****]

1.14.1.8.	Perform System Test test case gap analysis	[*****]	[*****]

1.14.1.9.	Gain agreement on test cases to be used during System Test	[*****]	[*****]

1.14.1.10.	Develop comprehensive System Test test cases	[*****]	[*****]

1.14.1.11.	Perform Customized Product/3rd party interface System Testing Amdocs will manage any third party products that are contracted with Amdocs )	[*****]	[*****]

1.14.1.12.	Clearwire will manage any third party products that are contracted with Clearwire as defined in section 1.3 for purposes of testing as well	[*****]	[*****]

1.14.1.13.	Provide access (APIs, links, etc.) to Clearwire’s or 3rd party test beds to be used during System Test for all applicable services: portals, portlets, gadgets, APIs, etc. (Amdocs to provide list of such test beds)	[*****]	[*****]	Amdocs will need a well defined list of URLs that it will be able to hit as part of the testing of the systems with the assurance that this would not impact the 3rd parties production systems

1.14.1.13.1.	Provide Clearwire interface test files to Amdocs, for the various interfaces	[*****]	[*****]

1.14.1.13.2.	Provide test environments required for Amdocs System Test interface testing (Connectivity to a network test environment is a primary environment that will be needed as well as all additional identified test environments to meet the test requirements), as well as performance and volume testing (Amdocs to provide list of such test beds)	[*****]	[*****]
Responsibility Key: [*****]

Amdocs/Clearwire	Proprietary and Confidential	7

On-Going Roles and Responsibilities	1. 4G BSS Releases

1.	Releases	Clearwire	Amdocs	Notes
1.14.1.14.	Provide access (APIs, links, etc.) to Amdocs’s test beds to be used during System Test for all applicable services: portals, portlets, gadgets, APIs, etc. (Clearwire to provide list of such test beds)	[*****]	[*****]	Clearwire will need a well defined list of URLs that it will be able to hit as part of the testing of the systems

1.14.1.14.1.	Provide Amdocs interface test files to Clearwire, for the various interfaces	[*****]	[*****]

1.14.1.14.2.	Provide test environments required for Clearwire System Test interface testing, as well as performance and volume testing (Clearwire to provide list of such test beds)	[*****]	[*****]	Additional environments beyond those defined in exhibit A to this Schedule will be addressed in a separate service order

1.14.2.	Performance Acceptance testing -	[*****]	[*****]

1.14.2.1.	Conduct performance test harness to ensure conformance with the SLA	[*****]	[*****]	Amdocs to perform performance testing with PLAB as part of its delivery process, Clearwire to perform e-2-e performance testing as part of its acceptance process

1.14.2.2.	Conduct ETE performance testing with all downstream and 3rd party applications	[*****]	[*****]

1.15.	Conduct production deployment and on-going - BSS	[*****]	[*****]

1.15.1.	Amdocs owned Hardware Software and network. 3rd party hosted by Amdocs	[*****]	[*****]

1.15.1.1.	Add HW and 3rd party SW as needed	[*****]	[*****]

1.15.1.2.	Conduct a server bounce after taken out of LB (as needed)	[*****]	[*****]

1.15.1.3.	Install and test software in production, stabilize in production	[*****]	[*****]

1.15.2.	Clearwire owned Hardware Software and network, 3rd party contracted by Clearwire	[*****]	[*****]

1.15.2.1.	Work and manage its internal resources and/or 3rd party sub-contractors to add HW and 3rd party sw as needed	[*****]	[*****]

1.15.2.2.	Monitor the production environment and generate alerts	[*****]	[*****]

1.15.2.3.	Run jobs and scripts, manage the maps in production	[*****]	[*****]

1.15.2.4.	Install and test software in production, stabilize in production	[*****]	[*****]
Responsibility Key: [*****]

Amdocs/Clearwire	Proprietary and Confidential	8

On-Going Roles and Responsibilities	1. 4G BSS Releases

1.	Releases	Clearwire	Amdocs	Notes
1.16.	Change Management	[*****]	[*****]

1.16.1.	Create change management process that complies with Clearwire change management procedures	[*****]	[*****]	Amdocs is subject to all process changes that might be implemented by Change Management.

1.16.2.	Develop Amdocs Production cutover implementation plan for each Amdocs release	[*****]	[*****]	.

1.16.3.	Develop Enterprise Production cutover implementation plan which includes the Amdocs Production cutover implementation plan and contact list	[*****]	[*****]	This is the overall integrated release deployment schedule, including the Amdocs cutover plan

1.16.4.	Maintain operations procedures Documentation (Clearwire’s work flow)	[*****]	[*****]

1.16.5.	Provide Amdocs core release communication (release notes)	[*****]	[*****]	Preliminary Release notes delivered [*****] prior to production. Final release notes deliver [*****] of production cutover.

1.16.6.	Provide Clearwire release communication (release notes)	[*****]	[*****]

1.17.	BSS UAT environnent	[*****]	[*****]

1.17.1.1	Maintain and own Amdocs BSS AT Environment	[*****]	[*****]	This refers to the Amdocs data center servers only. Clearwire owns desktops, network, and Clearwire facilities.

1.17.2.	Provide reference table refresh [*****]	[*****]	[*****]

1.17.3.	Resolve environmental and infrastructure issues on Amdocs provided environments	[*****]	[*****]

1.17.4.	Upgrade and shakeout AT environments prior to delivering to AT for testing.	[*****]	[*****]

1.17.5.	Deliver code builds to AT environments	[*****]	[*****]

1.17.6.	Maintain Hardware and Software for testing environments	[*****]	[*****]

1.17.7.	Provide UAT environment availability (per environment):	[*****]	[*****]
Responsibility Key: [*****]

Amdocs/Clearwire	Proprietary and Confidential	9

On-Going Roles and Responsibilities	1. 4G BSS Releases

1.	Releases	Clearwire	Amdocs	Notes
1.17.8.	Provide monitoring, problem management and communication on testing environments that include: file system space utilization, database utilization, tuxedo and web logic servers.	[*****]	[*****]

1.18.	Acceptance Test (AT) or UAT	[*****]	[*****]

1.18.1.	Deliver all necessary Amdocs applications and environment configuration to enable AT test execution	[*****]	[*****]

1.18.2.	Align schedule with Clearwire schedule and participate in shakeout and AT for impacted applications	[*****]	[*****]

1.18.3.	Align schedule and functional requirements by release with Clearwire to identify interface requirements for all AT environments	[*****]	[*****]

1.18.4.	Perform shakeout activities as defined in the shakeout checklist for the testing environments	[*****]	[*****]

1.18.5.	Support providing resolutions and updates to defects logged by testing team.	[*****]	[*****]

1.18.6.	Develop/maintain AT test plan	[*****]	[*****]

1.18.7.	Develop/maintain AT Testing data and scripts	[*****]	[*****]

1.18.8.	Identify user groups that should attend AT	[*****]	[*****]

1.18.9.	Schedule and coordinate dates and user groups for AT (Hands off UAT)	[*****]	[*****]

1.18.10.	Plan, schedule and perform Hands on UAT	[*****]	[*****]

1.18.11.	Develop AT test cases for “progression” and “regression” functionality	[*****]	[*****]

1.18.12.	Provide documentation detailing changes to Customized Product	[*****]	[*****]	Documentation includes: Functional Release Notes, Software Release Notes, Technical Release Notes, Bill Layout Documents, Billing Map, , Screen and Report Documents, Data Dictionary

1.18.13.	Execute “progression” and “regression” AT test cases (Perform AT)	[*****]	[*****]

1.18.14.	Perform AT defect tracking and prioritization	[*****]	[*****]
Responsibility Key: [*****]

Amdocs/Clearwire	Proprietary and Confidential	10

On-Going Roles and Responsibilities	1. 4G BSS Releases

1.	Releases	Clearwire	Amdocs	Notes
1.18.14.1.	Track and classify defects for Clearwire specific problems that require Amdocs action	[*****]	[*****]

1.18.14.2.	Track and classify defects for Clearwire specific problems that do not require Amdocs action	[*****]	[*****]

1.18.14.3.	Track and classify defects for Amdocs specific problems affecting Clearwire	[*****]	[*****]

1.18.14.4.	Track and classify defects for Amdocs specific problems not affecting Clearwire	[*****]	[*****]

1.18.14.5.	Provide AT defect resolution per defect definitions	[*****]	[*****]

1.18.14.6.	Provide AT technical support/consultation	[*****]	[*****]

1.18.14.7.	Review and validate AT results	[*****]	[*****]

1.18.15.	Perform cycle 0 testing on production roll out day	[*****]	[*****]
Responsibility Key: [*****]

Amdocs/Clearwire	Proprietary and Confidential	11

On-Going Roles and Responsibilities	2. 4G BSS System Performances
2. 4G BSS System Performance

2.	System Performance	Clearwire	Amdocs	Notes
2.1.	Performance Testing	[*****]	[*****]

2.1.1.	4G BSS Environment	[*****]	[*****]

2.1.1.1.	Provide a Performance Lab (PLAB) for performance testing of current and new applications	[*****]	[*****]

2.1.1.2.	Provide ability to place monitors on all servers in the PLAB environment for applications that jointly agreed upon to be monitored. For those servers that cannot be monitored, Amdocs to provide specific statistics on those servers. Specific metrics will be defined on a case-by-case basis.	[*****]	[*****]	Currently performed using the Sitescope (part of Loadrunner)

2.1.1.3.	CPU utilization in the PLAB shall remain below [*****] for online systems with the exception of occasional spikes	[*****]	[*****]

2.1.1.4.	Define a change management process for the PLAB	[*****]	[*****]

2.1.1.5.	Determine PLAB maintenance windows	[*****]	[*****]	Clearwire and Amdocs will share ownership of defining environment downtimes for maintenance

2.1.2.	Testing	[*****]	[*****]

2.1.2.1.	For each release, develop a Performance Test strategy, including test scripts, plan and objectives	[*****]	[*****]

2.1.2.2.	Provide support (monitor resources) during Clearwire performance runs	[*****]	[*****]

2.1.2.3.	Provide higher level support as required for debugging	[*****]	[*****]

2.1.2.4.	For each Additional Release, define acceptable transaction response times that can be handled in the PLAB	[*****]	[*****]	For each Additional Release there will be a mutually agreed-to list of requirements developed prior to the start of performance testing.
The baseline for transaction times will be equal to the last release.
Responsibility Key: [*****]

Amdocs/Clearwire	Proprietary and Confidential	12

On-Going Roles and Responsibilities	2. 4G BSS System Performance

2.	System Performance	Clearwire	Amdocs	Notes
If there are any changes from the prior release due to increased volume of transactions, or production infrastructure upgrades (without PLAB upgrades), Amdocs will deliver the scaling factors as part of the performance testing strategy with proposed transaction times.
2.1.2.5.	Provide capability to meet defined transaction times in PLAB environment	[*****]	[*****]

2.1.2.6.	Provide 4G BSS architecture design changes to the Performance Testing team for each release	[*****]	[*****]

2.1.2.7.	Provide Production data for review of transaction mix and transaction response time for each release	[*****]	[*****]

2.1.2.8.	Provide sufficient and correct data for transactions requested	[*****]	[*****]

2.1.2.9.	Define PLAB availability schedule prior to each release	[*****]	[*****]

2.1.2.10.	Provide server/application log files following specific test runs, as needed	[*****]	[*****]	Access to log files are contingent upon Clearwire Security approval

2.1.2.11.	Provide resolution descriptions for issues found in testing/scripting	[*****]	[*****]

2.1.2.12.	Provide SQL queries used in requested business transactions	[*****]	[*****]

2.1.2.13.	Notification of any changes including patches to any servers in the test environment	[*****]	[*****]

2.1.2.14.	Provide Clearwire sole use of the environment during a scheduled test execution. No maintenance	[*****]	[*****]

2.1.2.15.	Provide connectivity support in a timely manner	[*****]	[*****]

2.1.2.16.	Define performance certification standards (per release)	[*****]	[*****]	Standards will be in accordance with the SLA

2.1.2.17.	Execute tests	[*****]	[*****]
Responsibility Key: [*****]

Amdocs/Clearwire	Proprietary and Confidential	13

On-Going Roles and Responsibilities	2. 4G BSS System Performance

2.	System Performance	Clearwire	Amdocs	Notes
2.1.2.18.	Review and approve results	[*****]	[*****]	Results will be reviewed against the agreed upon test standards for the specific release

2.1.3.	Performance Reporting	[*****]	[*****]

2.1.3.1.	Produce production performance reports detailing system performance against CPSs (per release/per benchmark)	[*****]	[*****]
Responsibility Key: [*****]

Amdocs/Clearwire	Proprietary and Confidential	14

3. 4G BSS Issue Management and Software Maintenance

3.	Issue Management and Software Maintenance	Clearwire	Amdocs	Notes
3.1.	First Level — Customer Care and Billing Help Desk	[*****]	[*****]

3.1.1.	Planning and Deployment of First Level Help Desk Support	[*****]	[*****]

3.1.1.1.	Define help desk procedures, support organizations, staffing and responsibilities	[*****]	[*****]	Amdocs (P) in the FAQ and diagnostic procedures

3.1.1.2.	Clearwire will own the help desk(Tier One)	[*****]	[*****]	Amdocs (P) in the FAQ and diagnostic procedures

3.1.1.3.	Supply help desk software and associated equipment including telecommunications access to Clearwire’s network	[*****]	[*****]

3.1.1.4.	Provide personnel knowledgeable in the standard desktop computing and communication tools used by Clearwire	[*****]	[*****]

3.1.1.5.	Implement/maintain a trouble tracking and management system	[*****]	[*****]	Amdocs to provide Clearwire read-only visibility into CHAMPs for Clearwire trouble tickets.

3.1.1.6.	Establish escalation procedures	[*****]	[*****]

3.1.1.7.	Develop check-lists and talk scripts to support problems for help desk agents will provide	[*****]	[*****]

3.1.1.8.	Partner to ensure automated integration between Clearwire and Amdocs (CHAMPS) help desk systems	[*****]	[*****]	A “swivel chair” process is too manual and has great risk for human error.

3.1.2.	First Level Help Desk Support Operations	[*****]	[*****]

3.1.2.1.	Route initial calls from users regarding issues with the Customized Product or Customized Product designated hardware via the Voice Response Unit or Clearwire help desk operator	[*****]	[*****]
Responsibility Key: [*****]

Amdocs/Clearwire	Proprietary and Confidential	15

On-Going Roles and Responsibilities	3. 4G BSS Issue Management and Software Maintenance

3.	Issue Management and Software Maintenance	Clearwire	Amdocs	Notes
3.1.2.2.	Provide a front-line help desk for Customized Product, Data Center support issues; activities include:	[*****]	[*****]
Opening trouble ticket
Providing initial problem determination and trouble-shooting
Categorizing reported problem
Attempt to clear all problems as appropriate
Track progress of problem resolution efforts
Closing trouble ticket after confirmation by affected user that the trouble has been resolved

3.1.2.3.	Provide operational and functional support to users	[*****]	[*****]

3.1.2.4.	Maintain the automated trouble tracking and management system	[*****]	[*****]

3.1.2.5.	Perform production defect tracking and prioritization	[*****]	[*****]

3.1.2.5.1.	Track and classify defects for Clearwire specific problems that require Amdocs action	[*****]	[*****]

3.1.2.5.2.	Track and classify defects for Clearwire specific problems that do not require Amdocs action	[*****]	[*****]

3.1.2.6.	Establish procedures to log and transmit trouble summaries to the second level help desk	[*****]	[*****]

3.1.2.7.	Maintain user profiles and desk-top information to facilitate first level help desk trouble-shooting.	[*****]	[*****]

3.1.2.8.	Schedule regular lessons learned meetings as necessary	[*****]	[*****]

3.1.2.9.	Escalate unresolved problems according to established escalation procedures	[*****]	[*****]

3.1.2.10.	Provide corrective action in the ticket for all tickets for which owner is the fix agent	[*****]	[*****]

3.1.2.11.	Provide root/cause analysis for all Amdocs-assigned P1s to appropriate escalated trouble support groups for analysis and remedial action	[*****]	[*****]

3.1.2.12.	Report the resolution of each open trouble ticket to the user	[*****]	[*****]

3.1.2.13.	Provide [*****] reports summarizing help desk activities and trends to training department	[*****]	[*****]	Clearwire will provide existing reports and work mutually with Amdocs on new one if needed
Responsibility Key: [*****]

Amdocs/Clearwire	Proprietary and Confidential	16

On-Going Roles and Responsibilities	3. 4G BSS Issue Management and Software Maintenance

3.	Issue Management and Software Maintenance	Clearwire	Amdocs	Notes
3.1.2.14.	Provide [*****] and on-demand standard reports summarizing activities on troubles escalated to issue resolution team	[*****]	[*****]

3.1.2.15.	Provide [*****] problem tracking reports, including statistics on type of problems, total number of problems, outstanding problems, and mean resolution times/MTTR (mean time to repair)	[*****]	[*****]

3.1.2.16.	Monitor user satisfaction through a [*****] customer service questionnaire	[*****]	[*****]

3.2.	Second Level — Help Desk	[*****]	[*****]	Defined as providing technical support for issues with the Amdocs Installed Application. Amdocs helpdesk is designated to level 2 support related to Clearwire software. All items in Chapter 3.1 need to be viewed in this framework.

3.2.1.	Planning and Deployment of Second Level Help Desk Support	[*****]	[*****]

3.2.1.1.	Define help desk procedures, support organizations, staffing and responsibilities	[*****]	[*****]

3.2.1.2.	Supply help desk software and associated equipment including telecommunications access to Clearwire’s network	[*****]	[*****]	Amdocs will supply the connectivity for second level of support operations.

3.2.1.3.	Provide personnel knowledgeable in the standard desktop computing and communication tools used by Clearwire	[*****]	[*****]

3.2.1.4.	Implement/maintain a trouble tracking and management system	[*****]	[*****]

3.2.1.5.	Establish escalation procedures	[*****]	[*****]

3.2.1.6.	Develop check-lists and talk scripts to support problems for second level help desk agents	[*****]	[*****]

3.2.2.	Second Level Help Desk Support Operations	[*****]	[*****]

3.2.2.1.	Route issues with the Customized Product or Customized Product designated hardware from the first level help desk operator	[*****]	[*****]

Responsibility Key: [*****]

Amdocs/Clearwire	Proprietary and Confidential	17

On-Going Roles and Responsibilities	3. 4G BSS Issue Management and Software Maintenance

3.	Issue Management and Software Maintenance	Clearwire	Amdocs	Notes
3.2.2.2.	Provide a second level help desk for Customized Product, Customized Product data center support issues; activities include:	[*****]	[*****]
Maintaining trouble ticket
Providing problem determination and trouble-shooting
Attempt to clear all problems as appropriate
Tracking progress of problem resolution efforts
Closing trouble ticket after confirmation by first level that the trouble has been resolved

3.2.2.3.	Maintain the automated trouble tracking and management system	[*****]	[*****]

3.2.2.4.	Perform production defect tracking and prioritization	[*****]	[*****]

3.2.2.4.1.	Track and classify defects for Clearwire specific problems that require Amdocs action	[*****]	[*****]

3.2.2.4.2.	Track and classify defects for Clearwire specific problems that do not require Amdocs action	[*****]	[*****]

3.2.2.4.3.	Track and classify defects for Amdocs specific problems affecting Clearwire	[*****]	[*****]

3.2.2.4.4.	Track and classify defects for Amdocs specific problems not affecting Clearwire	[*****]	[*****]

3.2.2.4.5.	Track and classify defects not identified by Clearwire	[*****]	[*****]

3.2.2.4.6.	Track and Classify defects identified as belong to third party products in the solution	[*****]	[*****]

3.2.2.4.7.	Track and ensure 3rd party products managed by Amdocs, deliver timely updates and resolution to their tickets	[*****]	[*****]

3.2.2.4.8.	Track and ensure 3rd party products managed by Clearwire deliver timely updates and resolution to their tickets	[*****]	[*****]

3.2.2.5.	Establish procedures to deliver root cause analysis documents (RCA)	[*****]	[*****]

3.2.2.6.	Maintain user profiles and desk-top information to facilitate second level help desk trouble-shooting.	[*****]	[*****]

3.2.2.7.	Escalate unresolved problems according to established escalation procedures	[*****]	[*****]

3.2.2.8.	Perform problem source identification	[*****]	[*****]
Responsibility Key: [*****]

Amdocs/Clearwire	Proprietary and Confidential	18

On-Going Roles and Responsibilities	3. 4G BSS Issue Management and Software Maintenance

3.	Issue Management and Software Maintenance	Clearwire	Amdocs	Notes
3.2.2.9.	Provide problem source (root/cause) analysis to appropriate escalated trouble support groups for analysis and remedial action	[*****]	[*****]

3.2.2.10.	Report the resolution of each open ticket to the first level help desk	[*****]	[*****]

3.2.2.11.	Provide [*****] reports summarizing second level help desk activities and trends	[*****]	[*****]

3.2.2.12.	Provide [*****] standard reports summarizing activities on troubles that required escalation	[*****]	[*****]

3.2.2.13.	Provide [*****] problem tracking reports, including statistics on type of problems, total number of problems, outstanding problems, and resolution times	[*****]	[*****]

3.2.2.14.	Monitor help desk satisfaction through a [*****] customer service questionnaire	[*****]	[*****]

3.3.	Issue Resolution	[*****]	[*****]

3.3.1.	Planning and Deployment of Issue Resolution Support	[*****]	[*****]

3.3.1.1.	Define emergency/non-emergency production defect release procedures	[*****]	[*****]

3.3.1.2.	Determine staffing and responsibilities of the issue resolution team	[*****]	[*****]

3.3.1.3.	Provide both technical and functional personnel knowledgeable of the Customized Product and Data Center operations	[*****]	[*****]

3.3.2.	Defect Correction	[*****]	[*****]

3.3.2.1.	Investigate and resolve issues identified by the help desk	[*****]	[*****]

3.3.2.2.	Investigate and resolve complex issues identified by the help desk as Customized Product or Data Center issues. Complex issues being those requiring extensive research to identify and resolve the problem	[*****]	[*****]

3.3.2.3.	Perform application development necessary for the following:	[*****]	[*****]	together with Clearwire when applicable
Emergency defect fixes
Non-emergency defect fixes

3.3.2.4.	Perform development/unit application testing for any code affected by the software maintenance	[*****]	[*****]	together with Clearwire when applicable
Responsibility Key: [*****]

Amdocs/Clearwire	Proprietary and Confidential	19

On-Going Roles and Responsibilities	3. 4G BSS Issue Management and Software Maintenance

3.	Issue Management and Software Maintenance	Clearwire	Amdocs	Notes
3.3.2.5.	Provide build update to Test environment	[*****]	[*****]	together with Clearwire when applicable

3.3.2.6.	Migrate emergency defect system modifications to production	[*****]	[*****]	together with Clearwire when applicable

3.3.2.7.	Coordinate non-emergency defect system modifications with existing release schedules	[*****]	[*****]

3.3.2.8.	Provide support for Releases and [*****] Builds into Production	[*****]	[*****]	Amdocs to utilize current production support model after Builds, Releases and/or major initiatives involving Amdocs code, Amdocs infrastructure changes that could have possible down stream impacts to Clearwire and the applications Amdocs supports. Clearwire to provide maintenance and technical support agreements, arrangements for technical support of 3rd party products, both during releases as well as ensure for on going issues. Amdocs will do the day-to-day management of the releases and on going resolution of issues

3.3.3.	3rd party issue management	[*****]	[*****]

3.3.3.1.	Opening calls and ticket handling	[*****]	[*****]	AMDOCs to own these tasks for third party vendors they manage i.e. Vertex, Code1 etc

3.3.4.	Vendor management and escalation	[*****]	[*****]	AMDOCs to own these tasks for third party vendors they manage i.e. Vertex, Code1, etc

3.3.5.	Issue Documentation	[*****]	[*****]

3.3.5.1.	Maintain operations procedures Documentation	[*****]	[*****]
Responsibility Key: [*****]

Amdocs/Clearwire	Proprietary and Confidential	20

On-Going Roles and Responsibilities	3. 4G BSS Issue Management and Software Maintenance

3.	Issue Management and Software Maintenance	Clearwire	Amdocs	Notes
3.3.5.2.	Maintain system level Documentation	[*****]	[*****]

3.3.5.3.	Report the resolution/status of each resolved ticket in the automated trouble tracking and management system	[*****]	[*****]

3.3.5.4.	Provide [*****] server maintenance documentation	[*****]	[*****]	Change Control documentation is acceptable.

3.3.5.5.	Provide defect trend analysis and “get well” plan on a [*****] basis	[*****]	[*****]

3.3.5.6.	Provide notification of updates to the change control application	[*****]	[*****]
Responsibility Key: [*****]

Amdocs/Clearwire	Proprietary and Confidential	21

4. 4G BSS Business Table Maintenance

4.	Business Table Maintenance	Clearwire	Amdocs	Notes
4.1.	General Roles and Responsibilities	[*****]	[*****]

4.1.1.	Perform needs assessment of data requirements for software releases	[*****]	[*****]	Amdocs own upto R1 production rollout

4.1.2.	Gather business requirements (new requests, updates, changes, bugs)	[*****]	[*****]

4.1.3.	Review, verify and understand the business requirements, or proposed changes, with users	[*****]	[*****]	Reference table changes driven by Clearwire user requests. Clearwire owns the request process. Amdocs reviews request for accuracy.

4.1.4.	Accept or reject (provide feedback) to Production reference table change request	[*****]	[*****]	Amdocs own upto R1 production rollout

4.1.5.	Validate and determine the level of complexity of Production reference table change request	[*****]	[*****]	Amdocs own upto R1 production rollout

4.1.6.	Determine level of testing to be performed on reference data based on revenue/customer impact	[*****]	[*****]	Amdocs own upto R1 production rollout

4.1.7.	Migrate new reference data to Production environment	[*****]	[*****]

4.1.8.	Maintain existing data (price plans, reference/control, message processing rules, and guiding/rating)	[*****]	[*****]

4.2.	New Releases/Builds	[*****]	[*****]

4.2.1.	New Release/Build General Responsibilities	[*****]	[*****]

4.2.1.1.	Provide database environments and corresponding tools for each application where applicable	[*****]	[*****]

4.2.2.	New Release/Build Requirements Phase	[*****]	[*****]

4.2.2.1.	Gather business requirements (new requests, updates, changes, bugs)	[*****]	[*****]
Responsibility Key: [*****]

Amdocs/Clearwire	Proprietary and Confidential	22

On-Going Roles and Responsibilities	4. 4G BSS Business Table Maintenance

4.	Business Table Maintenance	Clearwire	Amdocs	Notes
4.2.3.	New Release/Build Design Phase	[*****]	[*****]

4.2.3.1.	Perform needs assessment of reference data requirements for software releases	[*****]	[*****]	Amdocs own upto R1 production rollout

4.2.3.2.	Provide initial Impact Assessment Reference Table document, as well as any subsequent updates on an as needed basis.	[*****]	[*****]	Amdocs own upto R1 production rollout

4.2.4.	New Release/Build Development Phase	[*****]	[*****]

4.2.4.1.	Perform data analysis, validation and integrity checks	[*****]	[*****]	Amdocs own upto R1 production rollout

4.2.4.2.	Determine level of testing to be performed on reference data based on revenue/customer impact	[*****]	[*****]	Amdocs own upto R1 production rollout

4.2.4.3.	Perform tasks necessary for loading new data	[*****]	[*****]

4.2.4.4.	Gather reference data from end users and various sources	[*****]	[*****]

4.2.5.	New Release/Build Sub System Test Phase	[*****]	[*****]

4.2.5.1.	Perform data loading into applicable databases	[*****]	[*****]	Amdocs own upto R1 production rollout

4.2.5.2.	Perform testing in Sub-System test environment to verify the accuracy of the reference/control data	[*****]	[*****]	Amdocs own upto R1 production rollout

4.2.5.3.	Provide test results, suggested defect fixes, prioritize defect fixes, schedule for fix implementations	[*****]	[*****]	Amdocs own upto R1 production rollout

4.2.5.4.	Perform tasks necessary for loading new data	[*****]	[*****]	Amdocs own upto R1 production rollout

4.2.5.5.	Analysis of defects affected/caused by reference tables' information, as well as tracking all reference tables related issues	[*****]	[*****]	Amdocs own upto R1 production rollout

4.2.5.6.	Tracking of defects/resolution	[*****]	[*****]	Amdocs own upto R1 production rollout

4.2.5.7.	Provide sign-off/approval of data testing within Sub-System Test	[*****]	[*****]	Amdocs own upto R1 production rollout
Responsibility Key: [*****]

Amdocs/Clearwire	Proprietary and Confidential	23

On-Going Roles and Responsibilities	4. 4G BSS Business Table Maintenance

4.	Business Table Maintenance	Clearwire	Amdocs	Notes
4.2.6.	New Release/Build System Test Phase	[*****]	[*****]	Amdocs own upto R1 production rollout

4.2.6.1.	Provide test results, suggested defect fixes, prioritize defect fixes, schedule for fix implementations	[*****]	[*****]	Amdocs own upto R1 production rollout

4.2.6.2.	Perform tasks necessary for loading new data	[*****]	[*****]

4.2.6.3.	Perform testing in System Test environment to verify the accuracy of the reference/control data	[*****]	[*****]	Amdocs own upto R1 production rollout

4.2.6.4.	Analysis of defects that are affected/caused by reference tables information, as well as tracking all reference tables related issues	[*****]	[*****]	Amdocs own upto R1 production rollout

4.2.6.5.	Tracking of defects/resolution	[*****]	[*****]	Amdocs own upto R1 production rollout

4.2.6.6.	Provide sign-off/approval of data testing within System Test	[*****]	[*****]	Amdocs own upto R1 production rollout

4.2.7.	New Release/IT&V Test Phase	[*****]	[*****]

4.2.7.1.	Provide test results, suggested defect fixes, prioritize defect fixes, schedule for fix implementations	[*****]	[*****]

4.2.7.2.	Perform tasks necessary for loading new data	[*****]	[*****]

4.2.7.3.	Perform testing in IT&V test environment to verify the accuracy of the reference/control data	[*****]	[*****]	Amdocs own upto R1 production rollout

4.2.7.4.	Analysis of defects that are affected/caused by reference tables information, as well as tracking all reference tables related issues	[*****]	[*****]	Amdocs own upto R1 production rollout

4.2.7.5.	Tracking of defects/resolution	[*****]	[*****]	Amdocs own upto R1 production rollout

4.2.7.6.	Provide sign-off/approval of data testing within IT&V Testing	[*****]	[*****]	Amdocs own upto R1 production rollout

4.2.8.	New Release/ Test Phase	[*****]	[*****]

4.2.8.1.	Load reference table data in Test environment	[*****]	[*****]
Responsibility Key: [*****]

Amdocs/Clearwire	Proprietary and Confidential	24

On-Going Roles and Responsibilities	4. 4G BSS Business Table Maintenance

4.	Business Table Maintenance	Clearwire	Amdocs	Notes
4.2.8.2.	Perform testing in test environment to verify the accuracy of the reference/control data	[*****]	[*****]	Amdocs own upto R1 production rollout

4.2.8.3.	Analysis of defects that are affected/caused by reference tables information, as well as tracking all reference tables related issues	[*****]	[*****]	Amdocs own upto R1 production rollout

4.2.8.4.	Provide issue resolution assistance and update reference table data, as required	[*****]	[*****]	Amdocs own upto R1 production rollout

4.2.8.5.	Perform tasks necessary for loading new data	[*****]	[*****]

4.2.8.6.	Review test results and prioritize defect fixes, schedule for fix implementations	[*****]	[*****]

4.2.8.7.	Provide sign-off/approval of data testing within AT	[*****]	[*****]
		[*****]	[*****]
4.2.9.	New Release/Build Deployment

4.2.9.1.	Manage the reference tables environments update and distribution processes	[*****]	[*****]

4.2.9.2.	Perform tasks necessary for loading new data	[*****]	[*****]

4.2.9.3.	Perform testing in work environment and master environments to verify the accuracy of the reference/control data	[*****]	[*****]

4.2.9.4.	Provide approval or reject migration to production environment.	[*****]	[*****]

4.2.10.	New Release/Build Documentation	[*****]	[*****]

4.2.10.1.	Provide most recent and completely updated versions of all applicable documentation in a timely manner	[*****]	[*****]

4.2.10.2.	Provide most recent and complete versions of the Impact Assessment Reference Table document (IA RT) throughout the software release lifecycle phases.	[*****]	[*****]

Responsibility Key: [*****]

Amdocs/Clearwire	Proprietary and Confidential	25

5. 4G BSS Operations
Refer to Appendix A for production and non-production environments supported by this section.

5.	Operations	Clearwire	Amdocs	Notes
5.1.	Data Center Production and Non-Production Support (Amdocs Facility for BSS)	[*****]	[*****]

7.5.1	Facility Management	[*****]	[*****]

5.1.1.1.	Perform facilities management functions including the following: leases, taxes, security, maintenance, repairs, utilities, backup power (generator), UPS systems, floor space and HVAC.	[*****]	[*****]	Assumes use of an Amdocs owned facility.

5.1.1.2.	Capacity planning and upgrade review in periods agreed upon by the Parties (no more than every [*****])	[*****]	[*****]	Assumes use of an Amdocs owned facility.

5.1.1.2.1.	Provide capacity requirements for network bandwidth	[*****]	[*****]

5.1.1.2.2.	Provide capacity requirements for BSS	[*****]	[*****]

5.1.1.3.	Provide sufficient capacity to support requirements and meet CPSs	[*****]	[*****]	It is at Amdocs’ discretion as to how the capacity requirements and CPSs are met.

5.1.2.	Environment Management	[*****]	[*****]

5.1.2.1.	Provide computer room operations support, monitor system console, provide help desk escalation support for all environments (development, test, training)	[*****]	[*****]

5.1.2.2.	Make available and monitor all applications	[*****]	[*****]	Clearwire will be provided visibility through AMC tool and near real-time notification of issues.

5.1.2.3.	Provide near-real time notification of issues	[*****]	[*****]

5.1.2.4.	Analyze all application reports and provide the first level of support on jobs that result in an incomplete or abnormal program end	[*****]	[*****]
Responsibility Key: [*****]

Amdocs/Clearwire	Proprietary and Confidential	26

On-Going Roles and Responsibilities	5. 4G BSS Operations

5.	Operations	Clearwire	Amdocs	Notes
5.1.2.5.	Maintain operations log and open trouble tickets to track all system console activities, operations/systems problems	[*****]	[*****]

5.1.2.6.	Develop and maintain production schedule change management procedures/systems	[*****]	[*****]

5.1.2.7.	Develop scheduling templates/default schedules that specify job scheduling, sequencing and prioritization within each system	[*****]	[*****]

5.1.2.8.	Operate and maintain the production systems	[*****]	[*****]

5.1.2.9.	Operate and maintain automated job scheduling software where available	[*****]	[*****]

5.1.2.10.1	Operate and maintain interfaces to Clearwire systems where the interface resides inside the Clearwire infrastructure	[*****]	[*****]

7.3.2.10.2	Operate and maintain interfaces to Clearwire systems where the interface resides inside the Amdocs infrastructure	[*****]	[*****]

5.1.2.11.	Operate and maintain interfaces to Customized Product /Third Party systems Amdocs will manage any Third Party products that are contracted with Amdocs	[*****]	[*****]
Clearwire will manage any Third Party products that are contracted with Clearwire

5.1.2.12.	Provide problem management support escalated from help desk support	[*****]	[*****]

5.1.2.13.	Produce [*****] performance reports detailing Data Center performance against CPSs	[*****]	[*****]

5.1.2.14.	Provide Third Party software and system updates to Customized Product production databases as per Clearwire change management procedures	[*****]	[*****]

5.1.3.	File Services	[*****]	[*****]

5.1.3.1.	24X7 monitoring and full mirroring of the all environments (development, test, training, and production)	[*****]	[*****]

5.1.3.2.	Perform proactive disk space utilization and capacity management	[*****]	[*****]
Responsibility Key: [*****]

Amdocs/Clearwire	Proprietary and Confidential	27

On-Going Roles and Responsibilities	5. 4G BSS Operations

5.	Operations	Clearwire	Amdocs	Notes
5.1.3.3.	Perform file system tuning and optimization	[*****]	[*****]

5.1.3.4.	Identification of files for back-up runs and file generation retention	[*****]	[*****]

5.1.3.5.	Schedule jobs and write job streams for back-up operations	[*****]	[*****]

5.1.3.6.	Perform daily back-up of all file systems	[*****]	[*****]

5.1.3.7.	Retain all files at off-site storage facilities	[*****]	[*****]

5.1.3.8.	Provide a centralized location for receiving input and depositing output files from various applications such as Mediation/[*****]	[*****]	[*****]

5.1.4.	Tape Management and Storage	[*****]	[*****]	Refer to Appendix B for online storage duration

5.1.4.1.	Perform tape operations as required in support of Data Center production	[*****]	[*****]

5.1.4.2.	Perform tape librarian services	[*****]	[*****]

5.1.4.3.	Off-site storage or vaulting and rotation (including transportation and [*****] verification of restoration capability on a sample basis)	[*****]	[*****]

5.1.4.4.	Retrieve archived files on an on-demand basis	[*****]	[*****]

5.1.5.	Server and Disk Hardware Maintenance and Support	[*****]	[*****]

5.1.5.1.	Procure, install, maintain, repair, replace or upgrade the Data Center servers as necessary to meet processing needs/service levels	[*****]	[*****]

5.1.5.2.	Procure, install, maintain, repair, replace or upgrade the Amdocs Data Centers storage as necessary to meet processing needs/service levels	[*****]	[*****]

5.1.5.3.	Provide proactive server capacity and utilization planning	[*****]	[*****]

5.1.5.4.	Storage management at the hardware component level	[*****]	[*****]

5.1.5.5.	Monitor and maintain server-side network interface hardware and software	[*****]	[*****]

5.1.5.6.	Dispatch and track status of third-party maintenance providers (to Customized Product hardware)	[*****]	[*****]

5.1.5.7.	Produce [*****] performance reports summarizing system performance, availability, utilization, efficiency, trends and problems	[*****]	[*****]
Responsibility Key: [*****]

Amdocs/Clearwire	Proprietary and Confidential	28

On-Going Roles and Responsibilities	5. 4G BSS Operations

5.	Operations	Clearwire	Amdocs	Notes
5.1.6.	System Software Maintenance and Support/System Administration	[*****]	[*****]

5.1.6.1.	Maintain operating system and other system software at current vendor release levels and patch levels	[*****]	[*****]

5.1.6.2.	Perform proactive performance tuning	[*****]	[*****]

5.1.6.3.	Test new releases of operating system and other system software installing on servers	[*****]	[*****]

5.1.6.4.	Review and maintain system audit logs	[*****]	[*****]

5.1.6.5.	Document all activities and their results; maintain trouble log	[*****]	[*****]

5.1.7.	Database Administration	[*****]	[*****]

5.1.7.1.	Provide data base administration support (e.g. database troubleshooting, problem resolution, reorganization, locking resolution) for all database environments (development, test, training, and production)	[*****]	[*****]

5.1.7.2.	Provide application schema and data base extracts from production environment to refresh other database environments	[*****]	[*****]

5.1.7.3.	Administer the data dictionary and Entity Relationship Diagram (ERD)	[*****]	[*****]	Amdocs will provide the ability to view entity relationship diagram for each Release.

5.1.7.4.	Allocate disk space for databases on both scheduled and emergency requests	[*****]	[*****]

5.1.7.5.	Perform logical and physical data base design and support functions	[*****]	[*****]

5.1.7.6.	Create/rebuild database indexes as requested	[*****]	[*****]

5.1.7.7.	Restart databases when necessary	[*****]	[*****]

5.1.7.8.	Install new releases of DBMS software to Customized Product production databases as per Clearwire change management procedures	[*****]	[*****]

5.1.7.9.	Maintain database definitions and other documentation	[*****]	[*****]

5.1.7.10.	Maintain any automated tools to monitor database performance	[*****]	[*****]

5.1.7.11.	Perform proactive database capacity and utilization planning	[*****]	[*****]

5.1.7.12.	Perform database performance tuning and optimization	[*****]	[*****]
Responsibility Key: [*****]

Amdocs/Clearwire	Proprietary and Confidential	29

On-Going Roles and Responsibilities	5. 4G BSS Operations

5.	Operations	Clearwire	Amdocs	Notes
5.1.7.13.	Provide [*****] reports summarizing environment database performance, availability, utilization, efficiency, trends and problems	[*****]	[*****]

5.1.8.	Application Security Management	[*****]	[*****]

5.1.8.1.	Submit requests	[*****]	[*****]

5.1.8.2.	Update the database	[*****]	[*****]

5.1.8.3.	Track and document changes	[*****]	[*****]

5.1.8.4.	Validate changes	[*****]	[*****]

5.1.8.5.	Approve changes	[*****]	[*****]

5.1.8.6.	Perform application user security management including:	[*****]	[*****]
Securities policies and procedures
Password management, resets
Creation of user profiles and groups with appropriate authorizations, access privileges

5.1.8.7.	Perform periodic system security audits	[*****]	[*****]

5.1.8.8.	File System Security Management	[*****]	[*****]	Referring to file system at Amdocs Data Centers or under Amdocs’ control.

5.1.8.9.	Perform application user security management including:	[*****]	[*****]
Securities policies and procedures
Password management, resets
Creation of user profiles and groups with appropriate authorizations, access privileges

5.1.8.10.	Perform periodic system security audits	[*****]	[*****]

5.1.9.	Database Security Management	[*****]	[*****]

5.1.9.1.	Perform application user security management including:	[*****]	[*****]
Securities policies and procedures
Password management, resets
Creation of user profiles and groups with appropriate authorizations, access privileges
Responsibility Key: [*****]

Amdocs/Clearwire	Proprietary and Confidential	30

On-Going Roles and Responsibilities	5. 4G BSS Operations

5.	Operations	Clearwire	Amdocs	Notes
5.1.9.2.	Perform periodic system security audits	[*****]	[*****]

5.1.10.	LAN and WAN Management	[*****]	[*****]

5.1.10.1.	Perform capacity and utilization planning
Customized Product Data Center LAN segment
Customized Product WAN capacity requirements
Non-Customized Product LAN segments and WAN
	Customized product end-user sites	[*****]	[*****]	Amdocs will be responsible for all network management within the production and non production Data Centers from the point of demarcation. Clearwire owns and will be responsible for all network management outside of the Data Centers and from the point of demarcation including the DMZ.

5.1.10.2.	Provide and maintain connectivity between the Data Centers, and other Clearwire sites including all care centers	[*****]	[*****]

5.1.10.3.	Provide, install and maintain WAN circuits/services	[*****]	[*****]

5.1.10.4.	Provide, install and maintain WAN wiring/cabling	[*****]	[*****]

5.1.10.5.	Install, manage and maintain network elements (e.g. routers, hubs, bridges, file/print and remote access servers)	[*****]	[*****]

5.1.10.6.	Update and maintain router tables	[*****]	[*****]

5.1.10.7.	Provide network operations monitoring [*****]	[*****]	[*****]

5.1.10.8.	Coordinate network addressing structure and manage new address assignment	[*****]	[*****]

5.1.10.9.	Establish LAN standards to support configuration consistency and through-put	[*****]	[*****]

5.1.10.10.	Maintain up-to-date WAN documentation and topology	[*****]	[*****]

5.1.10.11.	Maintain up-to-date router and LAN server configuration Documentation	[*****]	[*****]

5.1.10.12.	Serve as single point-of-contact with regards to Third Parties for Clearwire's WAN service needs - WAN carriers, cable installers	[*****]	[*****]

5.1.10.13.	Provide updated details to Clearwire network management on all dedicated connection requirements from Customized Product servers to Third Party service or system providers	[*****]	[*****]

5.1.10.14.	Obtain approval from Clearwire on all dedicated connection requirements from Customized Product servers to 3rd party service providers or systems	[*****]	[*****]
Responsibility Key: [*****]

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On-Going Roles and Responsibilities	5. 4G BSS Operations

5.	Operations	Clearwire	Amdocs	Notes
5.1.10.15.	Adhere to Clearwire’s network management and security policies in access and use of Clearwire’s network management infrastructure	[*****]	[*****]

5.2.	Production Environment Standards	[*****]	[*****]

5.2.1.	PC Planning	[*****]	[*****]

5.2.1.1.	Coordinate to determine PC requirements	[*****]	[*****]

5.2.1.2.	Configure and plan PC upgrades	[*****]	[*****]

5.2.1.3.	Support development of corporate PC standards and future standard configurations	[*****]	[*****]

5.2.2.	PC Hardware and Software Deployment	[*****]	[*****]

5.2.2.1.	Provide standard configurations of PC hardware and software	[*****]	[*****]	Amdocs will provide configuration recommendations.

5.2.2.2.	Provide PC/client software to central point of distribution as per Clearwire’s desk top installation policies and procedures	[*****]	[*****]

5.2.2.3.	Provide procedures for installing PC software	[*****]	[*****]

5.2.2.4.	Distribute, install and configure PC software	[*****]	[*****]

5.2.3.	PC System Support	[*****]	[*****]

5.2.3.1.	Install and maintain PC hardware (including printers)	[*****]	[*****]

5.2.3.2.	Install and maintain PC system and application software	[*****]	[*****]

5.2.3.3.	Install and test system and application software updates	[*****]	[*****]

5.2.3.4.	Perform software administration and problem resolution	[*****]	[*****]

5.2.3.5.	Install and maintain desktop virus protection software	[*****]	[*****]

5.2.3.6.	Maintain documentation on PC configurations	[*****]	[*****]

5.2.3.7.	Manage hardware and software desktop inventories and maintain an inventory database	[*****]	[*****]

5.2.3.8.	Provide problem management support escalated from Clearwire’s help desk personnel	[*****]	[*****]
Responsibility Key: [*****]

Amdocs/Clearwire	Proprietary and Confidential	32

On-Going Roles and Responsibilities	5. 4G BSS Operations

5.	Operations	Clearwire	Amdocs	Notes
5.3.	[*****] - BSS	[*****]	[*****]

5.3.1.	Organization	[*****]	[*****]

5.3.1.1.	Determine team structure and job descriptions (e.g. [*****] coordinator)	[*****]	[*****]

5.3.1.2.	Identify on-going team responsibilities	[*****]	[*****]

5.3.2.	Facilities	[*****]	[*****]

5.3.2.1.	Maintain processing environment in the event of [*****]	[*****]	[*****]

5.3.2.2.	Maintain “high availability” spare equipment to be used when a single piece of equipment [*****]	[*****]	[*****]

5.3.2.3.	Maintain an [*****] to be used in the event of a [*****]	[*****]	[*****]

5.3.2.4.	Maintain [*****]	[*****]	[*****]

5.3.2.5.	[*****]	[*****]	[*****]

5.3.3.	Planning	[*****]	[*****]

5.3.3.1.	Define initial [*****] and [*****] plan	[*****]	[*****]

5.3.3.2.	Determine preliminary [*****] criteria	[*****]	[*****]

5.3.3.3.	Define [*****] plan	[*****]	[*****]

5.3.3.4.	Develop [*****] procedures	[*****]	[*****]

5.3.3.5.	Establish [*****] plan	[*****]	[*****]

5.3.3.6.	Define comprehensive [*****] criteria	[*****]	[*****]

5.3.3.7.	Develop [*****] procedures	[*****]	[*****]

5.3.3.8.	Determine [*****] procedures	[*****]	[*****]
Responsibility Key: [*****]

Amdocs/Clearwire	Proprietary and Confidential	33

On-Going Roles and Responsibilities	5. 4G BSS Operations

5.	Operations	Clearwire	Amdocs	Notes
5.3.3.9.	Identify primary [*****] procedures	[*****]	[*****]

5.3.3.10.	Determine primary [*****] procedures	[*****]	[*****]

5.3.3.11.	Define [*****] members	[*****]	[*****]

5.3.3.12.	Develop [*****] for third party applications	[*****]	[*****]

5.3.4.	Testing	[*****]	[*****]

5.3.4.1.	Develop a test approach and scenarios	[*****]	[*****]

5.3.4.2.	Test procedures, tools and scripts that implement the [*****] plan including:	[*****]	[*****]
[*****] procedures and scripts
Reload and restart of applications [*****]
Reload and restart of applications [*****]
Additional processors
Additional [*****]
Additional [*****]

5.3.4.3.	Develop test approach to test 3rd party vendor sites	[*****]	[*****]

5.3.5.	Implementation	[*****]	[*****]

5.3.5.1.	Define scenario alternatives and evaluation criteria	[*****]	[*****]

5.3.5.2.	Develop an implementation approach	[*****]	[*****]

5.3.5.3.	Approve the execution of [*****] Plan	[*****]	[*****]

5.3.5.4.	Execute the [*****] Plan in the event of [*****]	[*****]	[*****]

5.3.6.	Administration	[*****]	[*****]

5.3.6.1.	Develop a maintenance program	[*****]	[*****]

5.3.6.2.	Identify training guidelines for new team members	[*****]	[*****]

5.3.6.3.	Establish contracts with equipment vendors to obtain their [*****]	[*****]	[*****]

5.3.6.4.	Develop maintenance program [*****] for hardware on a yearly basis	[*****]	[*****]
Responsibility Key: [*****]

Amdocs/Clearwire	Proprietary and Confidential	34

On-Going Roles and Responsibilities	5. 4G BSS Operations

5.	Operations	Clearwire	Amdocs	Notes
5.4.	Billing Operations Production Support	[*****]	[*****]

5.4.1.	Process and Report Development	[*****]	[*****]

5.4.1.1.	Establish procedures, policies, performance levels, and check-points for billing assurance and end-to-end billing audits	[*****]	[*****]

5.4.1.2.	Design standard and ad-hoc reports and data requirements	[*****]	[*****]

5.4.1.2.1.	For standard reports	[*****]	[*****]

5.4.1.2.2.	For ad hoc reports	[*****]	[*****]

5.4.1.3.	Establish delivery method for standard and ad-hoc reporting requirements	[*****]	[*****]

5.4.1.3.1.	For standard reports	[*****]	[*****]

5.4.1.3.2.	For ad hoc reports	[*****]	[*****]

5.4.1.4.	Provide application and technical guidance to develop billing assurance and end-to-end audit data feeds/reports for data collection, rating, and billing	[*****]	[*****]

5.4.2.	Execution	[*****]	[*****]

5.4.2.1.	Execute system processes to generate billing assurance and end-to-end billing audit reports	[*****]	[*****]

5.4.2.2.	Perform basic day-to-day operations and control activities;	[*****]	[*****]

5.4.2.3.	Perform preliminary diagnostics and problem identification for any Issues arising in the processes for which Amdocs is responsible	[*****]	[*****]

5.4.2.4.	Resolve EDR (Event Data Record) rejects generated by the pre-rating and rating processes	[*****]	[*****]

5.4.2.5.	Perform first level of EDR reject resolution;	[*****]	[*****]
Those errors created in Clearwire server will be researched and resolved by Clearwire. Those errors created in Amdocs servers will be researched and resolved by Amdocs
Provide Clearwire access to reject reports and log files for additional diagnosis/resolution. Amdocs will participate in complex issues investigation
Responsibility Key: [*****]

Amdocs/Clearwire	Proprietary and Confidential	35

On-Going Roles and Responsibilities	5. 4G BSS Operations

5.	Operations	Clearwire	Amdocs	Notes
5.4.2.6.	Monitor and resolve issues with rating process	[*****]	[*****]
Amdocs will participate on issues that require escalation

5.4.2.7.	Escalate (to the appropriate Clearwire point of contact) any problems causing the processes to exceed predefined parameters or thresholds	[*****]	[*****]

5.4.2.8.	Provide data and reports in support of on-going trend analysis and error threshold assessments used in identification of revenue assurance issues, as agreed upon in the Detailed Functional Specifications (DFS) and the Detailed Programming Design (DPD).	[*****]	[*****]

5.4.2.9.	Perform ongoing trend analyses and error threshold assessments to identify potential revenue assurance issues	[*****]	[*****]

5.4.2.10.	Provide Clearwire access to reports/data and data feeds as per pre-defined reporting requirements and service level agreements	[*****]	[*****]

5.4.2.11.	Validate, audit, and review usage processes	[*****]	[*****]

5.4.2.11.1.	Rating messaging Processing	[*****]	[*****]

5.4.2.11.2.	Provisioning - Switch Collection	[*****]	[*****]

5.4.2.11.3.	Mediation - CDR/EDR Centralized Collection	[*****]	[*****]

5.4.2.11.4.	Support billing operation for the number of billing cycles as defined in Schedule D	[*****]	[*****]

5.4.2.11.5.	End-to-end billing assurance and audit	[*****]	[*****]

5.5.	Vendor Management	[*****]	[*****]

5.5.1.	Planning	[*****]	[*****]

5.5.1.1.	Provide Clearwire point of contact for change management process	[*****]	[*****]

5.5.1.2.	Coordinate & facilitate vendor communications to Clearwire’s business and technical resources	[*****]	[*****]

5.5.2.	Performance Review	[*****]	[*****]

5.5.2.1.	Provide Clearwire point of contact for notification of billing and non-billing production processing errors	[*****]	[*****]
Responsibility Key: [*****]

Amdocs/Clearwire	Proprietary and Confidential	36

On-Going Roles and Responsibilities	5. 4G BSS Operations

5.	Operations	Clearwire	Amdocs	Notes
5.5.2.2.	Coordinate & facilitate vendor communications to Clearwire’s business and technical resources to resolve production processing reviews	[*****]	[*****]

5.5.2.3.	Coordinate & facilitate vendor communications to Clearwire’s business and technical resources required to support software maintenance requests	[*****]	[*****]

5.5.2.4.	Review vendor performance reports and assess compliance to agreed upon service levels	[*****]	[*****]

5.5.3.	Clearwire’s vendors managed by Amdocs	[*****]	[*****]

5.5.3.1.	Achieve agreements for: HW maintenance and support product maintenance support Technical support during Major Releases	[*****]	[*****]	Amdocs needs to provide input re its needs from the vendors in order to meet CPSs and provide service, as well as have visibility into these agreements
Support for tickets and issue management with core products, including SLA
Support for tickets and issue management with customized software products, including SLA

5.5.3.2.	Amdocs to manage day-to-day	[*****]	[*****]

5.5.3.3.	Clearwire as escalation for issues with vendors	[*****]	[*****]

5.6.	Network Security Management	[*****]	[*****]	AMDOCs owns this for AMDOCs employees and equipment inside Amdocs data centers and environments Amdocs maintain

5.6.1.	Perform user security management including:	[*****]	[*****]
Securities policies and procedures
Password management, resets
Creation of user profiles and groups with appropriate authorizations, access privileges

5.6.2.	Manage user profiles/groups and access rights	[*****]	[*****]

5.6.3.	Periodically review router access logs	[*****]	[*****]

5.6.4.	Install new users to network including client-side software configuration	[*****]	[*****]

5.6.5.	Perform periodic system security audits	[*****]	[*****]
Responsibility Key: [*****]

Amdocs/Clearwire	Proprietary and Confidential	37

On-Going Roles and Responsibilities	5. 4G BSS Operations

5.	Operations	Clearwire	Amdocs	Notes
5.7.	Provisioning Production Support	[*****]	[*****]

5.7.1.	Provisioning transaction management	[*****]	[*****]

5.7.1.1.	Provision transactions with a successful return code according to specified CPSs	[*****]	[*****]

5.7.2.	Provisioning transaction error management	[*****]	[*****]

5.7.2.1.	Disposition of errors in error handler	[*****]	[*****]

5.7.2.2.	Provide application and / or transaction specific technical assistance when required Amdocs provide expeditious technical assistance when requested	[*****]	[*****]

5.7.2.3.	Provide, as requested by Clearwire, details of any individual transactions captured on the provisioning logs, including specific date/ time stamps, feature types, error codes, success/ failure, return codes, associated device	[*****]	[*****]

5.7.3.	Provisioning port monitoring	[*****]	[*****]

5.7.3.1.	Schedule the opening and closing of ports for known activities	[*****]	[*****]

5.7.3.2.	Connectivity issues between AAM and the Network Elements	[*****]	[*****]

5.7.4.	Maintain provisioning and number management reference and operational tables	[*****]	[*****]	Table values will be specified by Clearwire and maintained by Amdocs

5.7.5.	Provide [*****] SLA reporting	[*****]	[*****]

5.7.6.	Repair AAM defects in a timely manner according to the prescribed SLA	[*****]	[*****]	Clearwire has responsibility to report defects according to the agreed process

5.7.7.	Content Management	[*****]	[*****]

5.7.7.1.	Define Content Publishing Process	[*****]	[*****]

5.7.7.2.	Create Content in InterWoven	[*****]	[*****]

5.7.7.3.	Publish content to production	[*****]	[*****]

5.7.7.4.	Handle all Tier 2 calls for all content issues	[*****]	[*****]

5.7.7.5.	Handle all Tier 3 calls for all content issues	[*****]	[*****]
Responsibility Key: [*****]

Amdocs/Clearwire	Proprietary and Confidential	38

On-Going Roles and Responsibilities	5. 4G BSS Operations

5.	Operations	Clearwire	Amdocs	Notes
5.7.7.6.	Manage all 3rd party content deals	[*****]	[*****]

5.7.7.7.	Manage all 3rd party device deals	[*****]	[*****]

5.7.7.8.	Be informed of 3rd party devices needing Portal Access	[*****]	[*****]

5.7.7.9.	Responsibility for all content, includes security page elements pushed via the content management system	[*****]	[*****]

5.7.7.9.1	Deliver javascript code to generate hashcode for linkaway to security vendor	[*****]	[*****]

5.7.7.10.	Ensure no over-weighted pages as defined in Schedule L	[*****]	[*****]

5.7.7.11.	Delivery of all UI Design, Page Design, Page Layout and HTML	[*****]	[*****]

5.7.7.12.	Implement all UI Design, Page Design, Page Layout and HTML	[*****]	[*****]

5.7.7.13.	Define Change Control Process	[*****]	[*****]

5.7.7.14.	Provide quarterly forecast of projected usage [*****] in advance	[*****]	[*****]

5.7.7.15.	Third Party Development off the BSS	[*****]	[*****]

5.7.7.16.	Define API access or extensibility for syndication	[*****]	[*****]

5.7.7.17.	Define parameters for distribution using the platform	[*****]	[*****]
Responsibility Key: [*****]

Amdocs/Clearwire	Proprietary and Confidential	39

6. Conversion
This chapter summarizes the procedures the Parties will follow during the execution of conversion.

6.	Conversion	Clearwire	Amdocs	Notes
6.1.	Business Readiness:	[*****]	[*****]

6.1.1.	Conversion Business Readiness.	[*****]	[*****]

6.1.2.	Develop and maintain list of Known Differences.	[*****]	[*****]

6.2.	Conversion Development:	[*****]	[*****]

6.2.1.	Develop and test pre/post conversion scripts.	[*****]	[*****]

6.2.2.	Define and design target DB reconciliation business objects and reports	[*****]	[*****]

6.2.3.	Define UF design	[*****]	[*****]

6.2.4.	Map UF files into target DB	[*****]	[*****]

6.2.5.	Conversion Engine Development.	[*****]	[*****]

6.2.6.	Execution of Target Conversion mock/DR/GL processes ,software and outputs	[*****]	[*****]

6.2.7.	Performance Monitoring during Mock Testing.	[*****]	[*****]

6.3.	Conversion Management:	[*****]	[*****]

6.3.1.	Amdocs Billing Conversion Projects Governance/Program Mgmt.	[*****]	[*****]

6.3.2.	Integrated Project Plan , Status Reporting (Dashboard/Scorecards), Issues / Risk Management.	[*****]	[*****]

6.3.3.	Coordinate Strategy Review Sessions, Conduct kickoff sessions to define data migration detailed scope and direction of migration approach and strategy across work streams	[*****]	[*****]

6.3.4.	Coordinate mock, DR, GL Entry / Exit Criteria, readiness coordination	[*****]	[*****]

6.3.5.	Control War Room operations / HbH Plan, Go-No Go decision points	[*****]	[*****]

6.3.6.	Coordinate transition plan to Production Support team.	[*****]	[*****]

6.4.	Infra:	[*****]	[*****]

6.4.1.	Buy and configure 3rd Party Software.	[*****]	[*****]

6.4.2.	Coordinate and Provide All Environment Requirements.	[*****]	[*****]

6.4.3.	Mock Application Upgrades, Refresh, and Shake Out.	[*****]	[*****]
Responsibility Key: [*****]

Amdocs/Clearwire	Proprietary and Confidential	40

On-Going Roles and Responsibilities	6. Conversion

6.	Conversion	Clearwire	Amdocs	Notes
6.4.4.	Buy and configure Hardware (Server & Storage) and OS.	[*****]	[*****]

6.4.5.	Environment / Infra Configuration (Conv Environment).	[*****]	[*****]

6.4.6.	Infrastructure Support During Mock Testing and Conversion.	[*****]	[*****]

6.4.7.	Storage configuration and connectivity	[*****]	[*****]	Amdocs domain owned by Amdocs
Clearwire own 3rd party vendors

6.5.	Sources:	[*****]	[*****]

6.5.1.	Manage Source Deliverables Timelines & Issues.	[*****]	[*****]	Amdocs owns under amendment of IntraISP

6.5.2.	Define and design Source DB reconciliation business objects, software and reports.	[*****]	[*****]	Amdocs owns under amendment of IntraISP

6.5.3.	Define data cleansing rules, technical approach, and execution.	[*****]	[*****]	Amdocs owns under amendment of IntraISP

6.5.4.	Design extract software and deliver UF file extracts per standard	[*****]	[*****]	Amdocs owns under amendment of IntraISP

6.5.5.	Design the technical architecture for conversion extract environment.	[*****]	[*****]	Amdocs owns under amendment of IntraISP

6.5.6.	Map source DB into the UF files.	[*****]	[*****]	Amdocs owns under amendment of IntraISP

6.5.7.	Source Defect Fix	[*****]	[*****]	Amdocs owns under amendment of IntraISP

6.6.	Tables:	[*****]	[*****]

6.6.1.	Translation Tables Mapping and Sign off	[*****]	[*****]

6.6.2.	Translation Tables Population and Sign off	[*****]	[*****]

6.6.3.	Reference Tables Build Map and Sign off	[*****]	[*****]	Amdocs owns under amendment of IntraISP

6.6.4.	Reference Tables Configuration Load	[*****]	[*****]

6.7.	Testing:	[*****]	[*****]
Responsibility Key: [*****]

Amdocs/Clearwire	Proprietary and Confidential	41

On-Going Roles and Responsibilities	6. Conversion

6.	Conversion	Clearwire	Amdocs	Notes
6.7.1.	Test converted data- Bill Reconciliation.	[*****]	[*****]

6.7.2.	Test Converted data - Bill to Bill Compare.	[*****]	[*****]

6.7.3.	Bill Reconciliation Results Dashboard.	[*****]	[*****]

6.7.4.	Converted Data Validation.	[*****]	[*****]

6.7.5.	Testing Batch Processes.	[*****]	[*****]

6.7.6.	Conversion Integrity Checks.	[*****]	[*****]

6.7.7.	DB Recon.	[*****]	[*****]
Responsibility Key: [*****]

Amdocs/Clearwire	Proprietary and Confidential	42

Appendix A
Table 1:

Environment		Description	Physical location
Production

	BSS	Production environment	[*****]

	[*****] BSS environments	Operation of production until [*****] BSS environments will be shut down. Date is defined in Schedule H.	[*****]

Non-production

	[*****] (internal tests verification)	Amdocs’ verification environment [*****]	[*****] [*****]

	[*****]	[*****]	[*****] [*****]

	[*****]	[*****]	[*****] [*****]
Information Security Level 2 — [*****]
Proprietary and Confidential

Clearwire	Proprietary and Confidential	43

On-Going Roles and Responsibilities	0. Appendix A

Environment		Description	Physical location
	[*****]	[*****]	[*****]

	[*****] Environment	Amdocs team [*****] for current release and test with CW front end	[*****]

	[*****]	[*****]	[*****]

	[*****]	[*****]	[*****]

	Training	Production identical for care / sales training	[*****]

	Integration / Lab testing	Full end-to-end environments with connectivity to network lab, VOIP lab, all 3rd party interfaces	[*****]
Note:
•	The Sandbox, QA, and Integration/Lab environments will support [*****].

•	Bill Validation capacity will be negotiated as per the requirements obtained for the environment.

•	Training environment will support [*****].
Information Security Level 2 — [*****]
Proprietary and Confidential

Clearwire	Proprietary and Confidential	44

On-Going Roles and Responsibilities	0. Appendix B — On-line storage duration
•	[*****].
Appendix B — On-line storage duration
The following data will be stored online according to the number of [*****] stated below and then will be archived.
Retrieve archived files will be on-demand basis upon request from Clearwire and according to the time to repair SLAs. [*****] (as defined in Schedule C — SLA).

Parameter	Number of Months/ Days Available On-line	Note
[*****] Subscriber	[*****]	[*****] Subscriber will be automatically changed to [*****] within [*****]

[*****] Subscriber	[*****]	After [*****] the Subscriber will be archived by the system.

Order History (Equipment / Device)	[*****]

[*****] accounts Subscribers data	[*****]

Application Logs	[*****]

Security Logs	[*****]

Usage History	[*****]

Bill Image [*****]	[*****]

Billing	[*****]

[*****]	[*****]

[*****]	[*****]

Application File Systems & Application Logs (Online and event processing)-	[*****]

[*****]	[*****]
Information Security Level 2 — [*****]
Proprietary and Confidential

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On-Going Roles and Responsibilities	7. [*****] Portal
7. [*****] Portal
This chapter summarizes the procedures the Parties will follow to support [*****] Portal.
The Parties agree that the 4G project and the Clearwire business requires an agile development life cycle, and hence agree that there may be periodic Additional Releases (e.g. minor-releases [*****] and major releases [*****]), but also frequent and non-periodic releases of code, primarily for the Portal.

7.	Releases	Clearwire	Amdocs	Notes
7.1.	Dev methodology and standards:	[*****]	[*****]

7.1.1.	Define Major Release schedule	[*****]	[*****]

7.1.2.	Define [*****] Additional Minor Release schedule	[*****]	[*****]	Clearwire and Amdocs jointly define the [*****] Additional Minor Release schedule

7.1.3.	Define frequent / ad-hoc Additional Release for the Portal	[*****]	[*****]

7.1.4.	Use Amdocs defined SCRUM development methodology for the Portal component	[*****]	[*****]

7.1.5.	Agree on full scale implementation of the agile development methodology for the Portal component.	[*****]	[*****]

7.1.6.	Determine release in terms of size, scope, costs, acceptance criteria. Realizing a rapid SDLC is needed, the Parties will agree in good faith on the optimal way to define releases in order to achieve this goal.	[*****]	[*****]

7.1.7.	Develop a version control system and code check-in procedures	[*****]	[*****]

7.1.8.	Develop a version control system and code check-in procedures for Clearwire components/interfaces	[*****]	[*****]
Information Security Level 2 — [*****]
Proprietary and Confidential

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On-Going Roles and Responsibilities	7. [*****] Portal

7.	Releases	Clearwire	Amdocs	Notes
7.2.	Preparing Portal HLD\HLS deliverables as needed	[*****]	[*****]

7.3.	Providing timely signoff for HLD\HLS deliverables	[*****]	[*****]	Mutually agreed upon timeline.

7.4.	Development — Core Products:	[*****]	[*****]

The Parties agree that the 4G solution includes a number of core products, some of them are Amdocs’ core products, and some of them are third party products, and are hosted by Amdocs. The list of the currently used core products in detailed in Schedule D. This list may change in the future per business needs.

7.4.1.	Amdocs may periodically enhance or upgrade the Amdocs products to newer versions of the core products, as part of the Additional Major Releases.	[*****]	[*****]

7.4.2.	Amdocs may periodically upgrade the non Amdocs products to newer versions of these products, as part of the Additional Major Releases.	[*****]	[*****]

7.4.3.	Amdocs will inform, discuss, and agree with Clearwire the upgrade schedule and procedures	[*****]	[*****]

7.4.4.	Clearwire and Amdocs will discuss and agree up front if such upgrades require change/additions to the HW and/or 3rd party software licenses provided by Clearwire, or any other additional costs to Clearwire	[*****]	[*****]

7.4.5.	Clearwire will inform and coordinate with Amdocs of any necessary changes/upgrades a third party products/services/APIs owned by Clearwire (e.g. network services), or subcontracted by Clearwire (e.g. Google APIs, ATG), and Amdocs will inform Clearwire of any additional costs in order to integrate the upgraded code. Product upgrades will be part of an Additional Major Release. Changes will desirably be part of an Additional Major Release.	[*****]	[*****]

7.5.	Development — 3rd party or Clearwire’s content/Service provides that are integrated into the solution via vendor provided portlets or gadgets: e.g. SwapDrive and any other service/content provider to be integrated in the future into the solution via portlet	[*****]	[*****]

7.5.1.	Clearwire will manage vendor support	[*****]	[*****]

7.5.2.	Deliver implementation plan for the new Portlet\gadget	[*****]	[*****]

7.5.3.	Review and provide feedback on implementation plan	[*****]	[*****]
Information Security Level 2 — [*****]
Proprietary and Confidential

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On-Going Roles and Responsibilities	7. [*****] Portal

7.	Releases	Clearwire	Amdocs	Notes
7.5.4.	Sign-off on implementation plan	[*****]	[*****]

7.5.5.	Delivering the content provider or service providers solution in a timely manner to meet all development timelines	[*****]	[*****]

7.5.6.	Design wireframe integration	[*****]	[*****]

7.5.7.	Define integration requirements with InterWoven or other apps	[*****]	[*****]

7.5.8.	Provide all required documentation, information and APIs for provisioning per implementation plan	[*****]	[*****]	When applicable

7.5.9.	Provide SAML and all required documentation and information for SSO per implementation plan,	[*****]	[*****]	When applicable

7.6.	Development — 3rd party or Clearwire’s content/Service provides that are integrated into the solution using vendor provided APIs \ any form of interface exposed by the vendor: e.g. Google,	[*****]	[*****]

7.6.1.	Clearwire will manage vendor support	[*****]	[*****]

7.6.2.	Deliver implementation plan for the integration work	[*****]	[*****]

7.6.3.	Review and provide feedback on implementation plan	[*****]	[*****]

7.6.4.	Sign-off on implementation plan	[*****]	[*****]

7.6.5.	Delivering the content provider or service providers solution in a timely manner to meet all development timelines	[*****]	[*****]

7.6.6.	Deliver wireframes on time per implementation plan	[*****]	[*****]

7.6.7.	Provide all required documentation, information and APIs for provisioning per implementation plan	[*****]	[*****]	When applicable

7.6.8.	Provide SAML and all required documentation and information for SSO per implementation plan,	[*****]	[*****]	When applicable

7.6.9.	Provide end to end test plan	[*****]	[*****]	Together with Vendor

7.6.10.	Provide testing environment for SSO and Provisioning per test plan	[*****]	[*****]	When applicable

7.7.	3rd party apps or content, and integration of such 3rd party apps via link-away
Information Security Level 2 — [*****]
Proprietary and Confidential

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On-Going Roles and Responsibilities	7. [*****] Portal

7.	Releases	Clearwire	Amdocs	Notes
7.7.1.	Clearwire will manage vendor support	[*****]	[*****]

7.7.2.	Provide required timetable milestone for URL and testing information	[*****]	[*****]

7.7.3.	Provide URL information as per project plan	[*****]	[*****]

7.8.	3rd party apps or content, and integration of such 3rd party apps integrated into the Portal in any other way not mentioned above e.g integration of an advertising solution	[*****]	[*****]

7.8.1.	Clearwire will manage vendor support	[*****]	[*****]

7.8.2.	Deliver implementation plan for the integration work	[*****]	[*****]

7.8.3.	Review and provide feedback on implementation plan	[*****]	[*****]

7.8.4.	Sign-off on implementation plan	[*****]	[*****]

7.8.5.	Delivering the content provider or service providers solution in a timely manner to meet all development timelines	[*****]	[*****]

7.8.6.	Deliver wireframes on time per implementation plan	[*****]	[*****]

7.8.7.	Provide all required documentation and APIs for provisioning per implementation plan	[*****]	[*****]	When applicable

7.8.8.	Provide SAML and all required documentation and information for SSO per implementation plan,	[*****]	[*****]	When applicable

7.8.9.	Provide end to end test plan	[*****]	[*****]	Together with Vendor

7.8.10.	Provide testing environment for SSO and Provisioning per test plan	[*****]	[*****]	When applicable

7.9.	Amdocs Interfaces	[*****]	[*****]

7.9.1.	Amdocs is responsible for the costs, performance, issue management, on going table refreshes, and core software upgrades, associated with all third party products that are required to operate its 4G XOHM BSS services and products (e.g. tax package, address verification package, etc.)	[*****]	[*****]
Information Security Level 2 — [*****]
Proprietary and Confidential

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On-Going Roles and Responsibilities	7. [*****] Portal

7.	Releases	Clearwire	Amdocs	Notes
1.9.2	Amdocs is responsible for the issue management and fixing defects of Portal interfaces (Amdocs scope only)	[*****]	[*****]

1.9.3	Responsible for the performance of these interfaces (Amdocs scope only)	[*****]	[*****]

7.10.	Clearwire Interfaces	[*****]	[*****]

7.10.1.	Clearwire is responsible for the costs, performance, issue management, on going table refreshes, and core software upgrades, associated with all services and interfaces provided by Clearwire (e.g. network, EAI, etc.) that are incorporated into the solution	[*****]	[*****]

7.10.2.	Clearwire is responsible to provide Amdocs with access to EAI, network and all necessary interfaces and APIs regarding changes, performance, and issue management of these interfaces (Clearwire scope only)	[*****]	[*****]

7.10.3.	Responsible for the performance of these interfaces (Clearwire scope only)	[*****]	[*****]

7.11.	Develop new software	[*****]	[*****]

7.11.1.	Maintain and own development environment	[*****]	[*****]

7.11.2.	Develop/modify Product, per agreement with Clearwire re new releases	[*****]	[*****]

7.11.3.	Develop/modify Clearwire systems interfaces	[*****]	[*****]

7.12.	Deliver technical release notes	[*****]	[*****]

7.13.	Testing:	[*****]	[*****]

The Parties will cooperate in the following testing efforts, as further detailed below:

3) System testing — see 6.13.1 below

4) ICT — see 1.13.2 and 6.13.3 below

5) 4G XOHM BSS UAT environments — see 6.13.4 below

6) Portal UAT environments — see 6.13.5 below

7) UAT/AT — see 6.13.6 below

8) Performance Testing — see 6.13.7 below

7.13.1.	Perform System Testing	[*****]	[*****]	Assumes progression and regression testing

7.13.1.1.	Maintain and own System Testing Environment	[*****]	[*****]
Information Security Level 2 — [*****]
Proprietary and Confidential

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On-Going Roles and Responsibilities	7. [*****] Portal

7.	Releases	Clearwire	Amdocs	Notes
7.13.1.2.	Develop/maintain System Testing plan	[*****]	[*****]

7.13.1.3.	Develop/maintain System Testing data and scripts	[*****]	[*****]

7.13.1.4.	Deliver Builds to appropriate test environments, as needed	[*****]	[*****]

7.13.1.5.	Document Build content for the environment(s)	[*****]	[*****]

7.13.1.6.	Develop Clearwire System Test test cases for “progression” and “regression” functionality	[*****]	[*****]

7.13.1.7.	Develop Amdocs System Test test cases “progression” and “regression” functionality and deliver [*****] prior to start of System Test	[*****]	[*****]

7.13.1.8.	Perform System Test test case gap analysis	[*****]	[*****]

7.13.1.9.	Gain agreement on test cases to be used during System Test	[*****]	[*****]

7.13.1.10.	Develop comprehensive System Test test cases	[*****]	[*****]

7.13.1.11.	Perform Customized Product/3rd party interface System Testing Amdocs will manage any third party products that are contracted with Amdocs )	[*****]	[*****]	.

7.13.1.12.	Clearwire will manage any third party products that are contracted with Clearwire as defined in section 1.3 for purposes of testing as well	[*****]	[*****]

7.13.1.13.	Provide access (APIs, links, etc.) to Clearwire’s or 3rd party test beds to be used during System Test for all applicable services: portals, portlets, gadgets, APIs, etc. (Amdocs to provide list of such test beds)	[*****]	[*****]	Amdocs will need a well defined list of URLs that it will be able to hit as part of the testing of the systems with the assurance that this would not impact the 3rd parties production systems

7.13.1.13.1.	Provide Clearwire interface test files to Amdocs, for the various interfaces	[*****]	[*****]

7.13.1.13.2.	Provide test environments required for Amdocs System Test interface testing (Connectivity to a network test environment is a primary environment that will be needed as well as all additional identified test environments to meet the test requirements), as well as performance and volume testing (Amdocs to provide list of such test beds)	[*****]	[*****]

7.13.2.	Perform Inter-Connectivity Test (ICT)	[*****]	[*****]
Information Security Level 2 — [*****]
Proprietary and Confidential

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On-Going Roles and Responsibilities	7. [*****] Portal

7.	Releases	Clearwire	Amdocs	Notes
7.13.2.1.	Deliver Code for Inter-Connectivity Test (ICT) in AT environment [*****] prior to start of AT testing. The code is not ST certified code	[*****]	[*****]	ICT refers to shakeout testing performed in the AT environment. Any changes to delivery schedule will be mutually agreeable.

7.13.2.2.	Align schedule with Clearwire schedule and participate in shakeout and ICT for impacted applications as required	[*****]	[*****]

7.13.3.	Create ICT test cases	[*****]	[*****]

7.13.3.1.	Deliver all necessary Amdocs applications and Amdocs environment configuration to enable ICT test execution	[*****]	[*****]

7.13.3.2.	Support the ICT test according to normal AT support procedures	[*****]	[*****]

7.13.3.3.	Perform ICT test execution	[*****]	[*****]

7.13.3.4.	Meet ICT exit gate criteria — ICT has been executed [*****] of ICT cases have passed; No open [*****]	[*****]	[*****]

7.13.3.5.	Conduct ICT gate review meeting and determine acceptance of test results	[*****]	[*****]

7.13.4.	4G XOHM BSS UAT environment.	[*****]	[*****]

7.13.4.1.1	Maintain and own Amdocs Related XOHM BSS AT Environment	[*****]	[*****]	This refers to the Amdocs data center servers only. Clearwire owns desktops, network, and Clearwire facilities.

7.13.4.2.	Provide reference table refresh [*****]	[*****]	[*****]

7.13.4.3.	Provide -2 UAT environments : ITV1 BSS — End to End (RTB1) ITV2 BSS — End to End (RTB2)	[*****]	[*****]	Note to CLWR — to be discussed as part of the non prod environments topic

7.13.4.4.		[*****]	[*****]

7.13.4.5.	ITV1 and ITV2 will support up to 10000 accounts	[*****]	[*****]

7.13.4.6.	Resolve environmental and infrastructure issues on Amdocs provided environments	[*****]	[*****]
Information Security Level 2 — [*****]
Proprietary and Confidential

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On-Going Roles and Responsibilities	7. [*****] Portal

7.	Releases	Clearwire	Amdocs	Notes
7.13.4.7.	Provide support the following concurrent users by AT environment ITV1 and ITV2 — 50 total concurrent	[*****]	[*****]

7.13.4.8.	Upgrade and shakeout AT environments prior to delivering to AT for testing. Duration of the upgrade and shakeout should take [*****].	[*****]	[*****]

7.13.4.9.	Deliver code builds to AT environments within [*****] time period.	[*****]	[*****]

7.13.4.10.	Maintain Hardware and Software for testing environments	[*****]	[*****]

7.13.4.11.	Provide UAT environment availability (per environment):	[*****]	[*****]

7.13.4.12.	Provide monitoring, problem management and communication on testing environments that include: file system space utilization, database utilization, tuxedo and web logic servers.	[*****]	[*****]

7.13.5.	Portal UAT environments	[*****]	[*****]

7.13.5.1.	Maintain and own Portal UAT Environment	[*****]	[*****]

7.13.5.2.	Provide reference table refresh [*****]	[*****]	[*****]

7.13.5.3.	Provide -2 UAT Portal environments : 4GUAT1 Portal — End to End (RTB1) 4GUAT2 Portal — End to End (RTB2)	[*****]	[*****]

7.13.5.4.		[*****]	[*****]

7.13.5.5.	4GUAT1 and 4GUAT2 Portal will support up to 10,000 accounts	[*****]	[*****]

7.13.5.6.	Resolve environmental and infrastructure issues on Portal provided environments	[*****]	[*****]

7.13.5.7.	Provide support the following concurrent users by UAT environment 4GUAT1 and 4GUAT2 Portal — 50 total concurrent	[*****]	[*****]
Information Security Level 2 — [*****]
Proprietary and Confidential

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On-Going Roles and Responsibilities	7. [*****] Portal

7.	Releases	Clearwire	Amdocs	Notes
7.13.5.8.	Upgrade and shakeout UAT environments prior to delivering to UAT for testing. Duration of the upgrade and shakeout should take [*****].	[*****]	[*****]

7.13.5.9.	Deliver code builds to UAT environments within the agreed TEO timeline.	[*****]	[*****]

7.13.5.10.	Maintain Hardware and Software for testing environments	[*****]	[*****]

7.13.5.11.	Deliver all necessary Amdocs applications and environment configuration to enable UAT test execution	[*****]	[*****]

7.13.5.12.	Provide monitoring, problem management and communication on testing environments that include: file system space utilization, database utilization, web logic servers.	[*****]	[*****]

7.13.5.13.	Backup Portal environments (Unix accounts, Database etc) on daily basis	[*****]	[*****]

7.13.6.	Acceptance Test (AT) or UAT	[*****]	[*****]

7.13.6.1.	Deliver all necessary Amdocs applications and environment configuration to enable AT test execution	[*****]	[*****]

7.13.6.2.	Jointly define shakeout checklist of activities that need to be performed by release for the environment prior to delivery to AT environments. Checklist will be delivered to AT after every upgrade and build as a gate check. Jointly define shakeout checklist of activities that need to be performed for each Build delivered to AT.	[*****]	[*****]

7.13.6.3.	Transfer to Clearwire/AT environment: Object code DDL/DML Test and reference data	[*****]	[*****]	Deliver code and Builds to AT environment

7.13.6.4.	Align schedule with Clearwire schedule and participate in shakeout and AT for impacted applications	[*****]	[*****]

7.13.6.5.	Align schedule and functional requirements by release with Clearwire to identify interface requirements for all AT environments	[*****]	[*****]

7.13.6.6.	Perform shakeout activities as defined in the shakeout checklist for the testing environments	[*****]	[*****]

7.13.6.7.	Support providing resolutions and updates to defects logged by testing team.	[*****]	[*****]
Information Security Level 2 — [*****]
Proprietary and Confidential

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On-Going Roles and Responsibilities	7. [****] Portal

7.	Releases	Clearwire	Amdocs	Notes
7.13.6.8.	Support team serves as liaison to infrastructure and development team	[*****]	[*****]

7.13.6.9.	Amdocs AT support will consist of Triage, Infrastructure and Development support during stated time period in 1.8.4.17.1	[*****]	[*****]

7.13.6.10.	Participate in daily defect review	[*****]	[*****]

7.13.6.11.	For each Major Additional Release, provide a [*****] training session for Clearwire AT testers reviewing enhancements/changes being implemented	[*****]	[*****]

7.13.6.12.	Develop/maintain AT test plan	[*****]	[*****]

7.13.6.13.	Develop/maintain AT Testing data and scripts	[*****]	[*****]

7.13.6.14.	Identify user groups that should attend AT	[*****]	[*****]

7.13.6.15.	Schedule and coordinate dates and user groups for AT (Hands off UAT)	[*****]	[*****]

7.13.6.16.	Hands-off UAT — Run TC and provide outputs	[*****]	[*****]

7.13.6.17.	Plan, schedule and perform Hands on UAT	[*****]	[*****]

7.13.6.18.	Develop AT test cases for “progression” and “regression” functionality	[*****]	[*****]

7.13.6.19.	Provide documentation detailing changes to Customized Product	[*****]	[*****]	Documentation includes:
Functional Release Notes, Software Release Notes, Technical Release Notes, Bill Layout Documents, Billing Map, , Screen and Report Documents, Data Dictionary

7.13.6.20.	Amdocs will deliver IAs for all functionalities with exception of APIs where Amdocs will deliver DFS	[*****]	[*****]

7.13.6.21.	Execute “progression” and “regression” AT test cases (Perform AT)	[*****]	[*****]

7.13.6.22.	Perform AT defect tracking and prioritization	[*****]	[*****]

7.13.6.22.1.	Track and classify defects for Clearwire specific problems that require Amdocs action	[*****]	[*****]

7.13.6.22.2.	Track and classify defects for Clearwire specific problems that do not require Amdocs action	[*****]	[*****]
Information Security Level 2 — [*****]
Proprietary and Confidential

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On-Going Roles and Responsibilities	7. [*****] Portal

7.	Releases	Clearwire	Amdocs	Notes
7.13.6.22.3.	Track and classify defects for Amdocs specific problems affecting Clearwire	[*****]	[*****]

7.13.6.22.4.	Track and classify defects for Amdocs specific problems not affecting Clearwire	[*****]	[*****]

7.13.6.22.5.	Provide AT defect resolution per defect definitions and CPSs	[*****]	[*****]

7.13.6.22.6.	Provide AT technical support/consultation	[*****]	[*****]

7.13.6.22.7.	Review and validate AT results	[*****]	[*****]

1.13.6.23	Perform cycle 0 testing on production roll out day	[*****]	[*****]

7.13.7.	Performance Acceptance testing -	[*****]	[*****]

7.13.7.1.	Conduct performance test harness to ensure conformance with the SLA	[*****]	[*****]	Amdocs to perform performance testing with PLAB as part of its delivery process, Clearwire to perform e-2-e performance testing as part of its acceptance process

7.13.7.2.	Conduct ETE performance testing with all downstream and 3rd party applications	[*****]	[*****]

7.14.	Conduct production deployment and on-going — XOHM BSS	[*****]	[*****]

7.14.1.	Amdocs owned Hardware Software and network. 3rd party hosted by Amdocs	[*****]	[*****]

7.14.1.1.	Add HW and 3rd party SW as needed	[*****]	[*****]

7.14.1.2.	Conduct a server bounce after taken out of LB (as needed)	[*****]	[*****]

7.14.1.3.	Install and test software in production, stabilize in production	[*****]	[*****]

7.14.2.	Clearwire owned Hardware Software and network, 3rd party contracted by Clearwire	[*****]	[*****]

7.14.2.1.	Work and manage its internal resources and/or 3rd party sub-contractors to add HW and 3rd party sw as needed	[*****]	[*****]

7.14.2.2.	Conduct a PRT (Production Readiness Test) prior to Soft Launch	[*****]	[*****]

7.14.2.3.	Monitor the production environment and generate alerts	[*****]	[*****]

7.14.2.4.	Run jobs and scripts, manage the maps in production	[*****]	[*****]
Information Security Level 2 — [*****]
Proprietary and Confidential

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On-Going Roles and Responsibilities	7. [*****] Portal

7.	Releases	Clearwire	Amdocs	Notes
7.14.2.5.	Install and test software in production, stabilize in production	[*****]	[*****]

7.15.	Change Management	[*****]	[*****]

7.15.1.	Create change management process that complies with Clearwire change management procedures	[*****]	[*****]	Amdocs is subject to all process changes that might be implemented by Change Management.

7.15.2.	Develop Amdocs Production cutover implementation plan for each Amdocs release	[*****]	[*****]	Must be provided in time for integration into IDS.

7.15.3.	Develop Enterprise Production cutover implementation plan which includes the Amdocs Production cutover implementation plan and contact list	[*****]	[*****]	This is the overall integrated release deployment schedule, including the Amdocs cutover plan

7.15.4.	Maintain operations procedures Documentation (Clearwire’s work flow)	[*****]	[*****]

7.15.5.	Provide Amdocs core release communication (release notes)	[*****]	[*****]	Preliminary Release notes delivered [*****] prior to production. Final release notes deliver within 24hrs of production cutover.

7.15.6.	Provide Clearwire release communication (release notes)	[*****]	[*****]

7.16.	Conduct production deployment and on-going – Portal	[*****]	[*****]

7.16.1.	Clearwire owned Hardware Software and network. 3rd party hosted by Clearwire	[*****]	[*****]

7.16.1.1.	Add HW and 3rd party SW as needed	[*****]	[*****]

7.16.1.2.	Conduct an application bounce after taken out of load balancer (as needed)	[*****]	[*****]

7.16.1.3.	Install and test software in production, stabilize in production	[*****]	[*****]

7.16.2.	Clearwire owned Hardware Software and network, 3rd party contracted by Clearwire	[*****]	[*****]

7.16.2.1.	Work and manage its internal resources and/or 3rd party sub-contractors to add HW and 3rd party software as needed	[*****]	[*****]

7.16.2.2.	Conduct a PRT (Production Readiness Test) prior to Soft Launch	[*****]	[*****]
Information Security Level 2 — [*****]
Proprietary and Confidential

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On-Going Roles and Responsibilities	7. [*****] Portal

7.	Releases	Clearwire	Amdocs	Notes
7.16.2.3.	Monitor the production environment and generate alerts	[*****]	[*****]	Clearwire responsible for hardware monitoring, Amdocs responsible for application monitoring.

7.16.2.4.	Run jobs and scripts, manage the maps in production	[*****]	[*****]

7.17.	Change Management	[*****]	[*****]

7.17.1.	Create change management process that complies with Clearwire change management procedures	[*****]	[*****]	Amdocs is subject to all process changes that might be implemented by Clearwire Change Management in accordance with best practices.

7.17.2.	Develop Amdocs Production cutover implementation plan for each Amdocs release	[*****]	[*****]	Draft implementation cutover plan [*****] prior to deployment and a final [*****] prior to deployment provided all dependent milestones have been met as planned.

7.17.3.	Develop Enterprise Production cutover implementation plan which includes the Amdocs Production cutover implementation plan and contact list	[*****]	[*****]	This is the overall integrated release deployment schedule, including the Amdocs cutover plan

7.17.4.	Maintain operations procedures Documentation (Clearwire’s work flow)	[*****]	[*****]	Amdocs is subject to all process changes that might be implemented by Clearwire Change Management in accordance with best practices.

7.17.5.	Provide Amdocs core release communication (release notes)	[*****]	[*****]	Preliminary Release notes delivered [*****] prior to production. Final release notes deliver within [*****] of production cutover.

7.17.6.	Provide Clearwire release communication (release notes)	[*****]	[*****]
Information Security Level 2 — [*****]
Proprietary and Confidential

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On-Going Roles and Responsibilities	8. Portal Purchasing and Installation Responsibility
8.	Portal Purchasing and Installation Responsibility

This chapter refers the production environments as well as the non production environments as defined in Chapter 6 above. The Parties agree that this list will change with the evolution of the product. The Parties agree that when additional software is added into the solution the Parties will agree on a case by case basis on the purchasing responsibilities as well as the installation and hosting responsibilities.

8.	Purchasing Responsibility	Clearwire	Amdocs	Notes
8.1.	Portal Production and Non-Production Data Centers (UAT, AT, ITV, PLAB, DR)	[*****]	[*****]	Refer to Exhibit A for more details

8.1.1.	Floor Space	[*****]	[*****]

8.1.1.1.	Power, HVAC, UPS and Generators	[*****]	[*****]

8.1.1.1.1.	Network for HW (LAN)	[*****]	[*****]

8.1.1.1.2.	All Servers	[*****]	[*****]

8.1.1.1.3.	All software and licenses	[*****]	[*****]

8.1.1.1.4.	Other Software (management, monitoring and security)	[*****]	[*****]

8.1.1.1.5.	Storage	[*****]	[*****]

8.1.1.1.6.	SAN	[*****]	[*****]

8.1.1.1.7.	Network (LAN and WAN)	[*****]	[*****]

8.1.1.1.8.	DMZ Network	[*****]	[*****]

8.1.1.1.9.	DMZ – ISP	[*****]	[*****]

8.1.1.1.10.	DMZ- Security	[*****]	[*****]

8.1.1.1.11.	Array Network	[*****]	[*****]

8.1.1.1.12.	Backup – Encrypted tapes	[*****]	[*****]

8.1.1.2.	Provide and maintain software licenses for standard operating system and all software configuration	[*****]	[*****]

Information Security Level 2 — [*****]
Proprietary and Confidential

Clearwire	Proprietary and Confidential	59

On-Going Roles and Responsibilities	8. Portal Purchasing and Installation Responsibility

8.	Purchasing Responsibility	Clearwire	Amdocs	Notes
8.1.1.3.	Procure from 3rd party vendors service Documentation, procedures and users manuals in hard copy format or in electronic format, when `available. Clearwire responsible for the vendors they purchase the software for — both Clearwire & Amdocs shared systems.	[*****]	[*****]

8.1.1.4.	Procure from 3rd party vendors service Documentation, procedures and users manuals in hard copy format or in electronic format, when available. Amdocs responsible for the vendors they purchase the software in support of — Amdocs internal systems only.	[*****]	[*****]

8.2.	Pre-Delivery Preparation (Clearwire Data Center)	[*****]	[*****]

8.2.1.1.	Define data center requirements for all necessary Hardware	[*****]	[*****]

8.2.1.2.	Upgrade or modify systems prior to delivery to Data Center and site	[*****]	[*****]

8.2.1.3.	Ensure burn-in of fully configured system	[*****]	[*****]

8.2.1.4.	Maintain and support HW	[*****]	[*****]

8.2.2.	Pre-Delivery Preparation (Amdocs Data Center)	[*****]	[*****]

8.2.2.1.	Upgrade or modify systems prior to delivery to Data Center and site	[*****]	[*****]

8.2.2.2.	Ensure burn-in of fully configured system	[*****]	[*****]

8.2.3.	Delivery and Installation (Amdocs Data Center)	[*****]	[*****]

8.2.3.1.	Deliver hardware configured, tested and burned-in systems, peripherals and network equipment to the operations site.	[*****]	[*****]

8.2.3.2.	Connect the hardware configurations to the network necessary to support Clearwire operations and assure proper operation with the network	[*****]	[*****]

8.2.3.3.	Assemble the hardware components, load the operating system, standard software, custom configurations and test to ensure all requested Amdocs software including Amdocs infrastructure is loaded and the configuration functions correctly	[*****]	[*****]

8.2.3.4.	Perform application configuration as needed	[*****]	[*****]

Information Security Level 2 — [*****]
Proprietary and Confidential

Clearwire	Proprietary and Confidential	60

On-Going Roles and Responsibilities	8. Portal Purchasing and Installation Responsibility

8.	Purchasing Responsibility	Clearwire	Amdocs	Notes
8.2.3.5.	Test the software and network functions in the Clearwire operating environment to ensure proper installation and full functionality of all components including the operating systems, network and applications	[*****]	[*****]

8.2.3.6.	De-install and dispose of replaced equipment and software	[*****]	[*****]

8.3.	Delivery and Installation (Clearwire Data Center)	[*****]	[*****]

8.3.1.1.	Physically install all HW	[*****]	[*****]

8.3.1.2.	Provide People to support HW in Data Center e.g tape replacements, disk replacements, hardware failure support, network debugging etc.	[*****]	[*****]

8.3.1.3.	Connect all HW to the Clearwire Network.	[*****]	[*****]

8.3.1.4.	Assemble the hardware components, load the operating system, standard software, custom configurations and test to ensure all requested Amdocs software including Amdocs infrastructure is loaded and the configuration functions correctly	[*****]	[*****]

8.3.1.5.	Perform application configuration as needed	[*****]	[*****]

8.3.1.6.	Test the software and network functions in the Clearwire operating environment to ensure proper installation and full functionality of all components including the operating systems, network and applications	[*****]	[*****]

8.3.1.7.	Conduct all hardware break fixes in Clearwire Data Center	[*****]	[*****]	Refer also to 7.2 (system support)

8.3.1.8.	De-install and dispose of replaced equipment and software	[*****]	[*****]

8.3.1.8.1.	Procurement of HW will be based on capacity and will meet CPSs described in Exhibit C and Exhibit L.	[*****]	[*****]	Mutually agreed that all application performance tuning by all Parties has been exhausted.

8.4.	On going upgrades, enhancements, additions to production and non-production hardware and software	[*****]	[*****]

8.4.1.	Notify Clearwire of any change in configuration due to release content, growth, addition of new technologies, CRs, new products requirements, etc.	[*****]	[*****]
Information Security Level 2 — [*****]
Proprietary and Confidential

Clearwire	Proprietary and Confidential	61

On-Going Roles and Responsibilities	9. Portal System Performance
9.	Portal System Performance

9.	System Performance	Clearwire	Amdocs	Notes
9.1.	Performance Testing	[*****]	[*****]

9.1.1.	[*****] BSS Environment	[*****]	[*****]

9.1.1.1.	Provide a Performance Lab (PLAB) for performance testing of current and new applications	[*****]	[*****]

9.1.1.2.	Provide ability to place monitors on all servers in the PLAB environment for applications that jointly agreed upon to be monitored. For those servers that cannot be monitored, Amdocs to provide specific statistics on those servers. Specific metrics will be defined on a case-by-case basis.	[*****]	[*****]	Currently performed using the Sitescope (part of Loadrunner)

9.1.1.3.	CPU utilization in the PLAB shall remain below [*****] for online systems with the exception of occasional spikes	[*****]	[*****]

9.1.1.4.	Define a change management process for the PLAB	[*****]	[*****]

9.1.1.5.	Determine PLAB maintenance windows	[*****]	[*****]	Clearwire and Amdocs will share ownership of defining environment downtimes for maintenance

9.1.2.	Portal Environment	[*****]	[*****]

9.1.2.1.	Provide a Performance Lab (PLAB) for performance testing of current and new applications	[*****]	[*****]

9.1.2.2.	Provide ability to place monitors on all servers in the PLAB environment for applications that jointly agreed upon to be monitored. For those servers that cannot be monitored, Clearwire to provide specific statistics on those servers. Specific metrics will be defined on a case-by-case basis.	[*****]	[*****]	Currently performed using the Sitescope (part of Loadrunner)

9.1.2.3.	CPU utilization in the PLAB shall remain below [*****] for online systems with the exception of occasional spikes	[*****]	[*****]

9.1.2.4.	Provide HW and SW, Content Management SW, for the Portal PLAB	[*****]	[*****]

9.1.2.5.	Define a change management process for the PLAB	[*****]	[*****]

9.1.2.6.	Determine PLAB maintenance windows	[*****]	[*****]	Clearwire and Amdocs will share ownership of defining environment downtimes for maintenance
Information Security Level 2 — [*****]
Proprietary and Confidential

Clearwire	Proprietary and Confidential	62

On-Going Roles and Responsibilities	9. Portal System Performance

9.	System Performance	Clearwire	Amdocs	Notes
9.1.3.	Testing	[*****]	[*****]

9.1.3.1.	For each release, develop a Performance Test strategy, including test scripts, plan and objectives	[*****]	[*****]

9.1.3.2.	Provide support 24x7 (monitor resources) during Clearwire performance runs	[*****]	[*****]

9.1.3.3.	Provide higher level support as required for debugging	[*****]	[*****]

9.1.3.4.	For each Additional Release, define acceptable transaction response times that can be handled in the PLAB	[*****]	[*****]	For each Additional Release there will be a mutually agreed-to list of requirements developed prior to the start of performance testing. The baseline for transaction times will be equal to the last release. If there are any changes from the prior release due to increased volume of transactions, or production infrastructure upgrades (without PLAB upgrades), Amdocs will deliver the scaling factors as part of the performance testing strategy with proposed transaction times.

9.1.3.5.	Provide capability to meet defined transaction times in PLAB environment	[*****]	[*****]

9.1.3.6.	Provide 4G XOHM BSS architecture design changes to the Performance Testing team for each release	[*****]	[*****]

9.1.3.7.	Provide Portal architecture design changes to the Performance Testing team for each release	[*****]	[*****]

9.1.3.8.	Provide Production data for review of transaction mix and transaction response time for each release	[*****]	[*****]

9.1.3.9.	Provide sufficient and correct data for transactions requested	[*****]	[*****]

9.1.3.10.	Define PLAB availability schedule prior to each release	[*****]	[*****]

Information Security Level 2 — [*****]
Proprietary and Confidential

Clearwire	Proprietary and Confidential	63

On-Going Roles and Responsibilities	9. Portal System Performance

9.	System Performance	Clearwire	Amdocs	Notes
9.1.3.11.	Provide server/application log files following specific test runs, as needed	[*****]	[*****]	Access to log files are contingent upon Clearwire Security approval

9.1.3.12.	Provide resolution descriptions for issues found in testing/scripting	[*****]	[*****]

9.1.3.13.	Provide SQL queries used in requested business transactions	[*****]	[*****]

9.1.3.14.	Notification of any changes including patches to any servers in the test environment	[*****]	[*****]

9.1.3.15.	Provide Clearwire sole use of the environment during a scheduled test execution. No maintenance	[*****]	[*****]

9.1.3.16.	Provide connectivity support in a timely manner	[*****]	[*****]

9.1.3.17.	Define performance certification standards (per release)	[*****]	[*****]	Standards will be in accordance with the SLA

9.1.3.18.	Execute tests	[*****]	[*****]

9.1.3.19.	Review and approve results	[*****]	[*****]	Results will be reviewed against the agreed upon test standards for the specific release

9.1.4.	Performance Reporting	[*****]	[*****]

9.1.4.1.	Produce production performance reports detailing system performance against CPSs (per release/per benchmark)	[*****]	[*****]
Information Security Level 2 — [*****]
Proprietary and Confidential

Clearwire	Proprietary and Confidential	64

10. Portal Operations

10.	Operations	Clearwire	Amdocs	Notes
10.1.	Data Center Production Support (Clearwire Facility for Portal)	[*****]	[*****]

10.1.1.	Clearwire will provide all data center services and functions for the production and non -production Portal support, including but not limited to, facility management, environment management, capacity panning, backup and recovery, procurement, installation and maintenance, database administration and LAN and WAN Management	[*****]	[*****]

10.1.2.	Operate and maintain the production application systems	[*****]	[*****]

10.1.3.	Operate and maintain automated job scheduling software where available	[*****]	[*****]	Batch scheduling to support daily operations.

10.1.4.	Operate and maintain interfaces to Clearwire systems where the interface resides inside the Clearwire infrastructure	[*****]	[*****]

10.2.	System support	[*****]	[*****]

10.2.1.	24x7 system production support	[*****]	[*****]

10.2.2.	Storage design, installation and provisioning	[*****]	[*****]

10.2.3.	Creation of file systems, setting permissions, striping for better performance	[*****]	[*****]

10.2.4.	Unix Systems administration services	[*****]	[*****]

10.2.5.	Deployment of OS patches, testing, evaluation and production phased deployments	[*****]	[*****]

10.2.6.	3rd party tools testing, installation and updates	[*****]	[*****]

10.2.7.	OS installation, updates and performance optimization	[*****]	[*****]

10.2.8.	Backup definition creation, backup infrastructure setup and management, backup jobs troubleshooting	[*****]	[*****]

10.2.9.	Production change control creation, execution and support	[*****]	[*****]
Information Security Level 2 — [*****]
Proprietary and Confidential

Clearwire	Proprietary and Confidential	65

On-Going Roles and Responsibilities	10. Portal Operations

10.	Operations	Clearwire	Amdocs	Notes
10.2.10.	Write scripts, test and implement processes to enable automation of recurring tasks	[*****]	[*****]

10.2.11.	Management of network, performance monitoring and proactive alerts setting	[*****]	[*****]

10.2.12.	Proactive internal audits, update to environment for production improvements	[*****]	[*****]

10.2.13.	Customer/vendor/tech access control
* support troubleshooting hardware and 3rd party applications
* server, switch, router and peripheral reboots/resets
* reconfiguration of device settings, with customer assistance
* re-configuration of network termination points (cable / fiber moves)
* replacing ‘hot swappable’ disk drives
* assist in replacing devices, both GFE and Clearwire owned
* data backup support
* weekly / scheduled tape mounts / dismounts
* mounting, dismounting and labeling of tapes upon request
* cleaning of tape drives
* maintain inventory of tapes received
* tape storage
	* ship tapes upon request	[*****]	[*****]
* Equipment inventory / verification
* Physical Security of Servers, 3rd party, Databases, Network and DMZ
* Additional Implementation services
* Receiving and storage of equipment
* Cable management (Ethernet / fiber runs)
* Equipment setup and removal
* Provide quarterly reports of all customer tickets / activities
* Environmental
* [*****] checks of HVAC and other environmental status
* installation/de-installation of equipment
* Hardware, 3rd party software as well as performance SLA

10.3.	Portal Application Support	[*****]	[*****]
Information Security Level 2 — [*****]
Proprietary and Confidential

Clearwire	Proprietary and Confidential	66

On-Going Roles and Responsibilities	10. Portal Operations

10.	Operations	Clearwire	Amdocs	Notes
7.3.1	Application administration services	[*****]	[*****]

7.3.2	Prepare the application for installation, deployment and updates	[*****]	[*****]

7.3.3	Deploy the application and updates	[*****]	[*****]

7.3.4	Application performance	[*****]	[*****]

7.3.4.1	Application performance CPSs	[*****]	[*****]

7.3.4.2	Provide logic and write scripts for application availability & performance CPSs	[*****]	[*****]	Scripts to integrate with HPOV and related Clearwire monitoring tools in addition to the Amdocs CPS tools.

7.3.5	Application code changes certification and testing	[*****]	[*****]

7.3.6	Support troubleshooting application	[*****]	[*****]

7.3.7	Maintain on-call schedule	[*****]	[*****]

7.3.8	Application Security	[*****]	[*****]

7.3.8.1	Siteminder license and license maintenance	[*****]	[*****]

7.3.8.2	Siteminder initial deployment and configuration	[*****]	[*****]

7.3.8.3	Siteminder environment maintenance and on-going support	[*****]	[*****]

7.3.8.4	LDAP licenses and license maintenance	[*****]	[*****]

7.3.8.5	LDAP Initial deployment and configuration	[*****]	[*****]

7.3.8.6	LDAP environment maintenance and on-going support	[*****]	[*****]

7.3.9	Provide configuration requirements to allow OpenView monitoring to check the health of the application	[*****]	[*****]

7.3.10	Provide configuration requirements to allow user-experience monitoring	[*****]	[*****]

7.3.11	Deploy OpenView monitoring for the application and user-experience and actively monitor the application 24x7	[*****]	[*****]	Amdocs – Clearwire to create OVIS script

7.3.12	Application performance optimization	[*****]	[*****]

7.3.13	Archive old data in databases	[*****]	[*****]
Information Security Level 2 — [*****]
Proprietary and Confidential

Clearwire	Proprietary and Confidential	67

On-Going Roles and Responsibilities	10. Portal Operations

10.	Operations	Clearwire	Amdocs	Notes
7.3.14	Provide logic and write scripts for application logs clean-out	[*****]	[*****]

7.3.15	Deploy the clean-out process and operate it	[*****]	[*****]

10.4.	Portal staging environment	[*****]	[*****]

7.4.1	Hardware and Software	[*****]	[*****]

7.4.1.1	Design/Engineering	[*****]	[*****]

7.4.1.2	Software/3rd party Requirements	[*****]	[*****]

7.4.1.3	Bill of Materials Generation	[*****]	[*****]

7.4.1.4	Procurement	[*****]	[*****]	HW/SW procurement for Clearwire owned assets only

7.4.1.5	Installation and maintenance	[*****]	[*****]

7.4.2	Storage (Design, procurement and installation)	[*****]	[*****]

7.4.3	Backup/Recovery (Design, procurement and installation)	[*****]	[*****]

7.4.5	Hosting (Location, power, environmental)	[*****]	[*****]

7.4.6	Application deployment and configuration	[*****]	[*****]

7.4.7	System management	[*****]	[*****]

7.4.8	Change management	[*****]	[*****]

7.4.9	Assets management and IT standards	[*****]	[*****]

10.4.1.	LAN and WAN Management	[*****]	[*****]

10.4.1.1.	Perform capacity and utilization planning
Customized Product Data Center LAN segment
Customized Product WAN capacity requirements
Non-Customized Product LAN segments and WAN
	Customized product end-user sites	[*****]	[*****]	Amdocs will be responsible for all network management within the production and non production Data Centers from the point of demarcation. Clearwire owns and will be responsible for all network management outside of the Data Centers and from the point of demarcation including the DMZ.
Information Security Level 2 — [*****]
Proprietary and Confidential

Clearwire	Proprietary and Confidential	68

On-Going Roles and Responsibilities	10. Portal Operations

10.	Operations	Clearwire	Amdocs	Notes
10.4.1.2.	Provide and maintain connectivity between the Data Centers, and other Clearwire sites including all care centers	[*****]	[*****]

10.4.1.3.	Provide, install and maintain WAN circuits/services	[*****]	[*****]

10.4.1.4.	Provide, install and maintain WAN wiring/cabling	[*****]	[*****]

10.4.1.5.	Install, manage and maintain network elements (e.g. routers, hubs, bridges, file/print and remote access servers)	[*****]	[*****]

10.4.1.6.	Update and maintain router tables	[*****]	[*****]

10.4.1.7.	Provide network operations monitoring [*****]	[*****]	[*****]

10.4.1.8.	Coordinate network addressing structure and manage new address assignment	[*****]	[*****]

10.4.1.9.	Establish LAN standards to support configuration consistency and through-put	[*****]	[*****]

10.4.1.10.	Maintain up-to-date WAN documentation and topology	[*****]	[*****]

10.4.1.11.	Maintain up-to-date router and LAN server configuration Documentation	[*****]	[*****]

10.4.1.12.	Serve as single point-of-contact with regards to third parties for Clearwire’s WAN service needs – WAN carriers, cable installers	[*****]	[*****]

10.4.1.13.	Provide updated details to Clearwire network management on all dedicated connection requirements from Customized Product servers to 3rd Party service or system providers	[*****]	[*****]

10.4.1.14.	Obtain approval from Clearwire on all dedicated connection requirements from Customized Product servers to 3rd party service providers or systems	[*****]	[*****]

10.4.1.15.	Adhere to Clearwire’s network management and security policies in access and use of Clearwire’s network management infrastructure	[*****]	[*****]

10.5.	Production Environment Standards	[*****]	[*****]

10.5.1.	PC Planning	[*****]	[*****]

10.5.1.1.	Coordinate to determine PC requirements	[*****]	[*****]

10.5.1.2.	Configure and plan PC upgrades	[*****]	[*****]

10.5.1.3.	Support development of corporate PC standards and future standard configurations	[*****]	[*****]
Information Security Level 2 — [*****]
Proprietary and Confidential

Clearwire	Proprietary and Confidential	69

On-Going Roles and Responsibilities	10. Portal Operations

10.	Operations	Clearwire	Amdocs	Notes
10.5.2.	PC Hardware and Software Deployment	[*****]	[*****]

10.5.2.1.	Provide standard configurations of PC hardware and software	[*****]	[*****]	Amdocs will provide configuration recommendations per Exhibit O.

10.5.2.2.	Provide PC/client software to central point of distribution as per Clearwire’s desk top installation policies and procedures	[*****]	[*****]

10.5.2.3.	Provide procedures for installing PC software	[*****]	[*****]

10.5.2.4.	Distribute, install and configure PC software	[*****]	[*****]

10.5.3.	PC System Support	[*****]	[*****]

10.5.3.1.	Install and maintain PC hardware (including printers)	[*****]	[*****]

10.5.3.2.	Install and maintain PC system and application software	[*****]	[*****]

10.5.3.3.	Install and test system and application software updates	[*****]	[*****]

10.5.3.4.	Perform software administration and problem resolution	[*****]	[*****]

10.5.3.5.	Install and maintain desktop virus protection software	[*****]	[*****]

10.5.3.6.	Maintain documentation on PC configurations	[*****]	[*****]

10.5.3.7.	Manage hardware and software desktop inventories and maintain an inventory database	[*****]	[*****]

10.5.3.8.	Provide problem management support escalated from Clearwire’s help desk personnel	[*****]	[*****]

10.6.	Disaster Recovery – Portal	[*****]	[*****]

10.6.1.	Clearwire will provide all disaster recovery services for the Portal, including but not limited to, HW and 3rd party licenses, facilities, planning, procedures, testing, implementation and administration	[*****]	[*****]

10.6.2.	Clearwire’s vendors managed by Amdocs	[*****]	[*****]

10.6.2.1.	Achieve agreements for:
HW maintenance and support
product maintenance support
Technical support during Major Releases
Support for tickets and issue management with core products, including SLA
	Support for tickets and issue management with customized software products, including SLA	[*****]	[*****]	Amdocs needs to provide input re its needs from the vendors in order to meet CPSs and provide service, as well as have visibility into these agreements
Information Security Level 2 — [*****]
Proprietary and Confidential

Clearwire	Proprietary and Confidential	70

On-Going Roles and Responsibilities	10. Portal Operations

10.	Operations	Clearwire	Amdocs	Notes
10.6.2.2.	Amdocs to manage day-to-day	[*****]	[*****]

10.6.2.3.	Clearwire as escalation for issues with vendors	[*****]	[*****]

10.7.	Network Security Management	[*****]	[*****]

10.7.1.	Perform user security management including:
	Securities policies and procedures Password management, resets Creation of user profiles and groups with appropriate authorizations, access privileges	[*****]	[*****]

10.7.2.	Manage user profiles/groups and access rights	[*****]	[*****]

10.7.3.	Periodically review router access logs	[*****]	[*****]

10.7.4.	Install new users to network including client-side software configuration	[*****]	[*****]

10.7.5.	Perform periodic system security audits	[*****]	[*****]

10.7.6.	Content Management	[*****]	[*****]

10.7.6.1.	Define Content Publishing Process	[*****]	[*****]

10.7.6.2.	Create Content in InterWoven	[*****]	[*****]

10.7.6.3.	Publish content to production	[*****]	[*****]

10.7.6.4.	Handle all Tier 2 calls for all content issues	[*****]	[*****]

10.7.6.5.	Handle all Tier 3 calls for all content issues	[*****]	[*****]

10.7.6.6.	Manage all 3rd party content deals	[*****]	[*****]

10.7.6.7.	Manage all 3rd party device deals	[*****]	[*****]

10.7.6.8.	Be informed of 3rd party devices needing Portal Access	[*****]	[*****]
Information Security Level 2 — [*****]
Proprietary and Confidential

Clearwire	Proprietary and Confidential	71

On-Going Roles and Responsibilities	10. Portal Operations

10.	Operations	Clearwire	Amdocs	Notes
10.7.6.9.	Responsibility for all content, includes security page elements pushed via the content management system	[*****]	[*****]

7.10.7.9.1	Deliver javascript code to generate hashcode for linkaway to security vendor	[*****]	[*****]

10.7.6.10.	Ensure no over-weighted pages as defined in Schedule L	[*****]	[*****]

10.7.6.11.	Delivery of all Portal Design, Page Design, Page Layout and HTML	[*****]	[*****]

10.7.6.12.	Implement all Portal Design, Page Design, Page Layout and HTML	[*****]	[*****]

10.7.6.13.	Follow Production Change Control Process.	[*****]	[*****]

10.7.6.14.	Provide quarterly forecast of projected usage [*****] in advance	[*****]	[*****]

10.7.6.15.	Choose Web Analytic reporting tool	[*****]	[*****]

10.7.6.16.	Purchase Web Analytic reporting tool	[*****]	[*****]

10.7.6.17.	Provide reporting tool custom code/JS to implement in Portal pages	[*****]	[*****]

10.7.6.18.	Validate reporting tool custom code/JS quality	[*****]	[*****]

10.7.6.19.	Validate reporting tool custom code/JS integrity	[*****]	[*****]

10.7.6.20.	Integrate reporting tool custom code/javascript into wireframes	[*****]	[*****]

10.7.6.21.	Generate usage, behavioral, and traffic and other ad hoc web analytic Reports	[*****]	[*****]

10.7.6.22.	Choose Advertising System and sign contract	[*****]	[*****]

10.7.6.23.	Define advertising campaigns	[*****]	[*****]

10.7.6.24.	Switch banners	[*****]	[*****]

10.7.6.25.	Notify Amdocs of changes to reporting and Advertising tools	[*****]	[*****]

10.7.6.26.	Define Search Engine Optimization (SEO) and Search Engine Marketing (SEM)	[*****]	[*****]
Information Security Level 2 — [*****]
Proprietary and Confidential

Clearwire	Proprietary and Confidential	72

On-Going Roles and Responsibilities	10. Portal Operations

10.	Operations	Clearwire	Amdocs	Notes
10.7.6.27.	Third Party Development off the Portal	[*****]	[*****]

10.7.6.28.	Define API access or extensibility for syndication	[*****]	[*****]

10.7.6.29.	Define parameters for distribution using the platform	[*****]	[*****]
Information Security Level 2 — [*****]
Proprietary and Confidential

Clearwire	Proprietary and Confidential	73

Schedule C — Service Level Agreement
Introduction
As part of the Amdocs Managed Services solution, Amdocs provides a dedicated Service Level Management (SLM) team that works as a conduit between the customer and the production services groups involved. This Service Level Agreement (SLA) document represents the service and performance expectations between Clearwire and Amdocs.
Scope
Amdocs recognizes the importance of system functionality, availability and responsiveness. This SLA will cover (Amdocs responsibility) for major functional areas to ensure the Parties mutual success.
Effective Date
This SLA will be activated after the signing of the Agreement and reporting begins the subsequent month (reporting one month in arrears). Reporting may begin earlier if all the information is available.
Measurement Structure
The Service Level Objectives (SLO) are identified with a mutually agreed upon definition. During the initial phase of this agreement limited [*****] impacts are defined, however the parties agree to cooperate and resolve significant business impact either party may incur due to performance of the systems, altered expectations or other impacting events. In the case of a [*****] the [*****] will govern the availability and performance of the system; once the system is restored to [*****]% the SLA will be reinstated.
Reporting Structure
Amdocs will provide Clearwire a [*****] report on or before the [*****] day of each [*****] for the previous [*****] performance. This report will contain the overall performance for each SLO and year-to-date performance.
Service Level Objectives
Availability: Availability measures the percentage (calculated per application) of time the following applications (Amdocs responsible portion) are available for use with the exception of the defined maintenance windows.
•	[*****]
o	[*****]
•	[*****]:
o	[*****]

o	[*****]

o	[*****]

o	[*****]

o	[*****]

o	[*****]
•	[*****] Maintenance
o	[*****]
•	[*****] Maintenance
o	Up to [*****] every [*****] or [*****] every [*****] upon [*****] of Clearwire

o	[*****]: up to [*****]. Applied to regular release/upgrade activity

o	Major Additional Releases will be up to [*****]. Special exceptions (include but not limited to [*****], operating system [*****], hardware [*****] and [*****]) will be mutually agreed upon with Clearwire.

o	Daily Reference Table Distribution (as applicable)
•	Exclusions
o	Availability calculation shall [*****] measurement of availability [*****] for [*****] that are due to issues with [*****] systems for which Clearwire is responsible.
Timeliness: Timeliness is measured as the (Amdocs responsible) time that each of the following applications meets their target during the Measurement Period:

•	Application:	Target:
[*****]

* Target assume [*****] solution in place and will be re-evaluated following final conversion.
•	[*****] subscribers only — process up to [*****] within [*****] (up to [*****])

•	[*****] subscribers (Usage based) — process up to [*****] within [*****]
Transactions included: The screen-to-screen response time for the following transactions, [*****], should perform within [*****] for [*****] than [*****]% of all transactions [*****]: [*****] Search, [*****] Question/Password, [*****], One-time payment, Update [*****] information, [*****], [*****] Modem, [*****] Reversal, [*****] Change, [*****], [*****] Modem, [*****] Feature, [*****], [*****] transaction details, [*****] Invoice, [*****] discount [*****], [*****] Charge, [*****] of agreements, [*****] cancelled account.
Time to Repair: Time to repair measures the average time for [*****] Other and [*****] that have been submitted via the [*****] system interface to Amdocs that are closed with an [*****] during the measurement period. [*****] will be reported as the [*****] of [*****] their mutually agreed upon due date. Coverage periods: [*****], Other: [*****].

•	Commitment:
o	[*****]

o	[*****] on target. [*****] will be fixed within [*****]

o	[*****] on target. [*****] will be fixed within additional [*****]

o	[*****]
[*****]: (not included in point calculation unless activated)
•	[*****]

•	[*****]

•	[*****] for Billing usage recovery for [*****]

•	[*****];

•	[*****]
Service Level Agreement Review and Change Process
The Service Level Objectives outlined in this document will remain in effect until Clearwire reaches a total of 5 million Average Subscribers. Prior to expiration of this SLA the Parties will discuss in good faith a new service level agreement. Until such new service level agreement is agreed, the provisions of this service level agreement will remain in effect.
Performance [*****]
Each objective [*****] in this document will [*****] for [*****] the target [*****] for [*****] the expectations. The formula used [*****].
[*****]
The [*****] status. An [*****] tally will determine if a [*****] to Clearwire.
Note: performance [*****] will enter into effect after the deployment of Clearwire’s release one.
Sample Calculation: [*****].

Definitions
Measurement Period: A [*****]
“Outage” — means a [*****].
[*****]
[*****]
[*****]
[*****]

SCHEDULE D (Charges)
This Schedule D to the Agreement defines the following charges to be paid by Clearwire to Amdocs for the licenses and Services described in Schedule A to the Agreement or as shall be agreed upon:
(i)	Charges for Clearwire BSS components (not including Managed Services) — see Chapter A hereof

(ii)	Charges for the Managed Services for Clearwire BSS components — Chapter B hereof

(iii)	Charges for [*****] components — Chapter C hereof

(iv)	Miscellaneous charges — see Chapter D hereof
Chapter A — Clearwire BSS components Charges
1.	License Fees for Group A Generic Products
     License Fees with regard to the licenses for the Group A Generic Products listed in Annex 1 to this Schedule D of the Agreement as licensed pursuant to the provisions of Section 5.1.3(a) to the Agreement were paid for by [*****] pursuant to the Original Agreement.
2.	License Fees for Group B Generic Products
     Amdocs will charge Clearwire and Clearwire will pay Amdocs License Fees with regard to the licenses for the Group B Generic Products listed in Annex 1 to this Schedule D, as licensed pursuant to the provisions of Section 5.1.3(b) to the Agreement, as following:
2.1.	OPTIONAL: License Fees for Amdocs [*****] Generic Product — [*****] for [*****] of [*****] (“[*****]” means [*****] or [*****]) [*****] for the [*****] of the Agreement. After the [*****] the above License Fee shall cover up to [*****]. In the event Clearwire will need/use [*****] for more that [*****] the growth formula will be [*****]. Upon reaching accumulated [*****] License Fees of [*****] Clearwire shall not be required to pay additional [*****] License Fees ([*****]). Clearwire’s decision to execute this option shall apply to Release 1 and Additional Releases subject to such execution being made up until the respective Release HLS closure.

2.2.	License Fees for Amdocs [*****] (“[*****]”) Generic Product — [*****]. Amdocs will invoice Clearwire with regard to the [*****] License Fees as described below:
2.2.1.	[*****] to be invoiced upon delivery to Acceptance Testing of [*****] specific Customized Materials;

2.2.2.	[*****] to be invoiced upon deployment of Additional Release 1.

2.3.	OPTIONAL: License Fees for [*****] (“[*****]”) Generic Product —— [*****] for [*****] for the [*****]. After the [*****] the above License Fee shall cover up to [*****]. In the event Clearwire needs and/or uses the [*****] for more than [*****] a growth formula of [*****] will be applied. Upon reaching accumulated [*****] License Fees of [*****] Clearwire shall not be required to pay additional [*****] License Fees ([*****]). Clearwire’s decision to execute this option shall apply to Release 1 and Additional Releases subject to such execution being made up until the respective Release HLS closure.

2.4.	Amdocs will [*****] License Fees for Amdocs products that Clearwire may purchase in the future, which may include but not be limited to the License Fees stated above 2.1 and 2.3, provided that Clearwire has executed its option to utilize such applicable services.

2.5.	Amdocs will invoice Clearwire with regard to the [*****] and [*****] License Fees (subject to execution of the option) as described above, as follows:
2.5.1.	[*****]

2.5.2.	[*****].
3.	Customization ,implementation and conversion
3.1.	Costs of customization and implementation of the Initial Release as described in Chapter A to Schedule A to this Agreement and respective licenses as described in the Section 8.1.1(b) to the Agreement were paid for by [*****] pursuant to the Original Agreement.

3.2.	Costs of customization, implementation and conversion with respect to Additional Release 1
3.2.1.	R1 Effort Estimate will be as described in Chapter B, Section 2 to Schedule A of the Agreement.

3.2.2.	R1 Price Estimate will be defined as the [*****] per the R1 Effort Estimate [*****] rates as set forth in Section 6 below (“R1 Price Estimate”).

3.2.3.	R1 Updated Effort Estimate — within the timeline defined in Chapter B, Section 2(d)iii to Schedule A of the Agreement Amdocs may, at its sole discretion and acting reasonably, update the R1 Effort Estimate according to the following guidelines:
(1)	Amdocs can update the R1 Effort Estimate by up to [*****].

(2)	Amdocs can update the R1 Effort Estimate by an additional [*****].

(3)	Amdocs may update R1 Effort Estimate beyond [*****] Clearwire will be under no obligation to pay for any hours that exceed [*****] above the hours in the R1 Effort Estimate.

2

Example for illustration purposes only, [*****]

(4)	R1 Updated Price Estimate — Amdocs’ updates to the R1 Effort Estimates as described above, will result in revising the R1 Price Estimate based on the hourly rates as set forth in Section 6 below.
3.3.	For the avoidance of doubt, new requirements that were not part of the R1 Final Scope and/or changes to current requirements included in the R1 Final Scope will be handled as Change Requests

3.4.	Payment Terms
3.4.1.	Amdocs will invoice Clearwire and Clearwire will pay Amdocs for the R1 Effort Estimate as follows :
(1)	As per the [*****], it is agreed between the Parties that the total cumulative invoices issued pursuant to [*****]. Such invoiced amounts will be applied against the R1 Price Estimate.

(2)	[*****] will be invoiced on [*****], with such amounts applied against the R1 Price Estimate.

(3)	The remaining amount of the R1 Price Estimate (i.e. the total R1 Price Estimate less sections 3.4.1(1) and 3.4.1(2) above) will be invoiced by Amdocs and paid by Clearwire in [*****] on [*****] and [*****] on [*****].
3.4.2.	Payment of the difference between R1 Effort Estimate and R1 Updated Price Estimate (“R1 Difference”) will be done as follows:
(1)	[*****] of the [*****] of the R1 Difference will be invoiced by Amdocs and paid by Clearwire as part of the remaining invoices to complete the R1 Updated Price Estimate; the [*****] of the [*****] of the R1 Difference will be invoiced by Amdocs on [*****] and paid by Clearwire no later then [*****].

(2)	Any additional Differences above the [*****] of the R1 Difference will be invoiced by Amdocs and paid by Clearwire as part of the remaining invoices to complete the R1 Updated Price Estimate.
4.	License Fees for Additional Release 1 Customized Materials — Amdocs will charge Clearwire and Clearwire shall pay Amdocs an amount of [*****] for the Additional Release 1 Customized Materials. Amdocs will invoice Clearwire for these License Fees in [*****] and Clearwire will pay no later than [*****]. Payment shall be made pursuant to the provisions of Section 5.2 to the Agreement.

5.	Costs of customization and implementation with respect to the [*****] as described in Chapter A to Schedule A to this Agreement and respective licenses as described in Section 8.1.1(a) to the

3

Agreement were paid for by [*****] pursuant to the Original Agreement. For the avoidance of doubt, [*****].
6.	Additional BSS related development rates
6.1.	The following rates shall apply to all BSS development hours included in Additional Services Orders:
Table 6.1:
[*****]
*	[*****] (for the remainder of [*****]) of the [*****] will start [*****] as defined in the [*****].
It is agreed that [*****] BSS development hours in Table 6.1 above will be charged and paid at [*****] as defined above. BSS development hours [*****] will be charged and paid [*****] rate as specified above.
6.2.	Development hours [*****] BSS development hours:
6.2.1.	During the years [*****], should Clearwire purchase from Amdocs [*****] Amdocs BSS development hours [*****] at the prices as stated in Table 6.1, [*****] the charges will continue with the applicable rate at that time as stated in Table 6.1.

6.2.2.	During the five years [*****], should Clearwire purchase from Amdocs [*****] Amdocs BSS development hours [*****] at the prices as stated in Table 6.1, [*****] the charges will continue with the applicable rate at that time as stated in Table 6.1.

6.2.3.	Clearwire can [*****] the [*****] as set forth in Sections 6.2.1 and 6.2.2 for the following BSS activities:
a.	Business Analysis

b.	Release/project management

c.	Design, Development & System test

d.	Development UAT support

e.	System analysts

f.	System application architecture
This [*****] does not include: Amdocs’ consulting division resources or portal development hours.
Chapter B —Clearwire BSS Managed Services Fees
     Chapter B.1 — Clearwire BSS Managed Services Fees

4

Amdocs will charge Clearwire for Amdocs’ services as described in Chapter C to Schedule A of the Agreement and in Schedule B to the Agreement (“Managed Services”), except for the services where a separate charge has been expressly stated by the Parties in this Schedule D (e.g. Chapters B.2 and C) and Additional Services (for which the charges shall be set forth in the applicable Additional Services Order) as described in this Chapter B.1:

7.	Managed Services Fees [*****]:
[*****] Clearwire will pay for Amdocs’ Managed Services [*****] as follows:
Table 7 — [*****] fees
[*****]
The above amounts will be paid in [*****].
8.	Managed Services Fees in [*****]:
8.1.	Subject to the cap described in Section 8.5 below, starting [*****] the monthly Managed Services Fees will be the greater of (a) the [*****] charges pursuant to Table 7 above (([*****]; and (b) the combination of Monthly Subscribers Fees as specified in the following tables (Table 8.1(a) and Table 8.1(b) for [*****], Table 8.1(c) and Table 8.1(d) [*****], each standing for its specific group of Subscribers; prices are in US Dollars):

Table 8.1(a) — MSF per [*****] Subscriber starting [*****]

[*****]

Table 8.1(b) — MSF per [*****] Subscriber starting [*****]

[*****]

Table 8.1(c)) — MSF per [*****] Subscriber starting [*****]

[*****]

Table 8.1(d) — MSF per [*****] Subscriber [*****]

The Parties agree that the [*****] services is yet to be defined and once the solution will be defined and agreed it might have implications on the indicative price per subscriber detailed below. The [*****] component in the MSF table below will not [*****] the [*****] portion resulting from subtracting Table 8.1(a) from Table 8.1(b):

[*****]

8.2.	MSF for [*****] Subscribers

[*****] Subscribers can only be charged as [*****].[*****], the MSF for [*****] Subscribers shall be in accordance with the following table (prices are in US dollars):

Table 8.2— MSF per [*****] Subscriber starting [*****]

5

[*****]

For the avoidance of doubt, an [*****] Subscriber whose [*****] will be charged only [*****]. If the [*****] Subscriber shall be [*****].

8.3.	[*****] solution and related pricing (Tables 8.1(c) and 8.1(d)) assume the Clearwire BSS is utilized as baseline solution (i.e. the [*****] solution is built on top of the Clearwire BSS and not a standalone [*****] instance). The [*****] and the [*****] MSF rates covered in Tables 8.1(c) and 8.1(d) above are based on the scope defined in Appendix A to Chapter B to Schedule A to the Agreement .

8.4.	The MSF will be calculated [*****] will be calculated for each one of the tables above (Tables 8.1(a) thru 8.1(d) and table 8.2 inclusive on a standalone basis).

8.5.	In the event of [*****] Subscribers (per group), [*****] the amount chargeable [*****] the amount chargeable [*****]. For example, [*****].
9.	[*****] range
9.1.	In order to encourage [*****]:

[*****]

[*****].

9.2.	Should Clearwire [*****] Amdocs the following applications (including the hosting, operation of the relevant hardware and third party software and the application themselves operated in Amdocs data centers): [*****], the Parties agree that the following table shall replace the table above commencing the first day of the month following signature of an ASO(s) on the award of the above components:

[*****]
This table 9.2 shall also apply if the parties fail to reach ASOs pursuant to the process above.

10.	For the purposes of calculating the MSF the number of Subscribers (per group) will be determined as follows:
10.1.	An [*****] Subscriber (as defined in Annex 2 to this Schedule D) will [*****] (per group);

10.2.	Any [*****] Subscriber that [*****] shall [*****], so that [*****] the [*****]; and

10.3.	[*****] Subscribers (as defined in Annex 2 to this Schedule D) [*****] the purposes of calculating the MSF.
11.	The MSF specified above shall apply starting as indicated above for the Term subject to the provisions of this Schedule D.

6

12.	[*****] (i.e. which are not defined as Subscribers, including but not limited to [*****]/users) are not included in this Agreement and any terms associated with such users/subscribers will be handled separately. Shortly before introducing access and or service plan to such users/subscribers, the Parties will discuss in good faith and agree upon an applicable MSF.

13.	Amdocs will [*****] the MSF for the [*****] (Table 8.1(a)) and [*****] (Table 8.1(b)) Subscribers [*****] the first day of the month following signature of a definitive agreement on the award of the full managed services of the Clearwire portal (production and non production environments) and the integration of Clearwire’s content management system components and device adaptation (“Portal Award”) subject to agreement on commercially reasonable terms regarding scope, delivery timing and price.

14.	Special Credits — [*****].
Chapter B.2 — Managed Services Fees for the operation of [*****],[*****] and [*****]
15.	[*****] Operational Fees (subject to the execution of the applicable option to purchase the applicable licenses as set forth in Section 2 above):
15.1.	Amdocs will charge Clearwire [*****] operational fees for [*****], starting with the [*****] of the applicable Additional Release, [*****].

15.2.	Amdocs will charge Clearwire [*****] operational fees for [*****], starting with the [*****] of the applicable Additional Release, [*****].
16.	Amdocs will charge Clearwire [*****] operational fees for [*****], starting with the [*****] of Additional Release 1, [*****].[*****]. Invoices to be issued in advance for each applicable calendar month, with the first invoice to include any part of the first month.

17.	[*****] — Amdocs will charge Clearwire [*****] operational fees for [*****] (as described in Schedule B) as follows:
17.1.	[*****]

17.2.	[*****].
18.	Parallel production environment — Amdocs will not charge Clearwire for [*****] of the parallel run of the Initial Release and the new production environment (Additional Release 1). Should the parallel run continue beyond [*****], the service levels as defined in Schedule C will not apply. Should the parallel run continue [*****], the Parties will discuss in good faith the applicable charges for it.

7

Chapter C — Charges for [*****]
Chapter C.1 — Additional [*****] related development rates
19.	[*****].
Chapter C.2 — [*****] Managed Services Fees
20.
20.1.	Amdocs will charge Clearwire a monthly operational fee for [*****] provisions as referenced in Section 21 below. Starting [*****] subject to the [*****] provisions as referenced in Section 21 below. [*****].
21.	[*****] — should Clearwire decide to execute its right pursuant to the second paragraph of Section 6.1.1 to the Agreement and terminate for convenience [*****] related Services or should Clearwire stop paying the monthly operational fees for the [*****] for any reason other than termination for cause by Clearwire (Section 6.3 to the Agreement); [*****]. Clearwire will have [*****] from the date of termination pursuant to Section 6.1.1 to the Agreement [*****] during which time it will decide whether or not to grant Amdocs a Portal Award (as defined above). If Clearwire does not grant a Portal Award to Amdocs during such [*****] period, [*****] shall be payable at that time in accordance with Annex 4 to this Schedule D, where [*****] will be calculated, provided that the amount of such [*****] shall be determined on the basis of the date of expiration of [*****] period as stated above. If Clearwire does grant a Portal Award to Amdocs within such [*****] period, then [*****] shall be waived.
Chapter D — MISCELLANEOUS
22.	[*****] — Amdocs will provide Clearwire with at least [*****] (as described in Schedule B), for which the charges will be as follows:
22.1.	[*****]
22.1.1.	[*****];

22.1.2.	[*****].
22.2.	[*****]
22.2.1.	[*****].

22.2.2.	[*****].
23.	Envelope Parameters
To the extent that Schedule J (Envelope Parameters) to this Agreement contemplates any additional fees to be payable by Clearwire to Amdocs and in the event that either Party

8

contemplates that an Envelope Parameter stated therein is exceeded, then Clearwire shall pay Amdocs in accordance with the guidelines set within Schedule J. In the event that Amdocs is the Party to contemplate such occurrence, Amdocs shall first present its findings to Clearwire and, if disputed, the Parties will discuss the matter in good faith, without derogating from Amdocs’ entitlements under Schedule J.
24.	[*****]

25.	All amounts to be paid by Clearwire under this Schedule D shall be paid in accordance with Section 5.2.7 of the Agreement.

26.	The rates pursuant to Chapters B.2 (excluding Section 17) and C.1 and Sections 22.2 and 24 (excluding the rates detail in Table 6.1) will [*****] commencing on January 1, 2010.

27.	The travel and living expenses to be reimbursed by Clearwire for Amdocs’ personnel participating in the performance of Services pursuant to this Agreement shall be in accordance with Annex 3 to this Schedule D. Such reimbursement shall not exceed [*****] under the Agreement unless otherwise agreed between the Parties on a case by case basis. Nevertheless, it is agreed between the Parties that [*****].

9

Annex 1
Amdocs’ Group A Generic Products — Clearwire BSS Functionality*
[*****]

10

ANNEX 2
Subscriber’s status definition

Status	Definition and Main Characteristics
[*****] Subscriber	[*****]

[*****] Subscriber	[*****]

[*****]	[*****]

11

Annex 3
Reimbursable Expenses Structure
Amdocs will charge Clearwire based on the below agreed procedures:

1.	For simplicity purpose, the charges will be based on agreed rates detailed on the tables below and not based on invoices or actual expenses occurred during the travel

2.	The below mentioned prices will be updated once a year if needed, subject to review of the then current applicable expenses and agreement between the Parties regarding the updated amounts based upon a price review.

3.	The airfare cost to the specified site is an economy class airfare, the terms of which are in accordance with Amdocs’ company policy and procedure.

4.	Clearwire obligation to reimburse Amdocs for its travel and living expenses hereunder will be subject to: (i) Amdocs providing a summary report of all travels within the month in a form to be agreed by the Parties, and (ii) the Clearwire Program Manager’s reasonable approval of such expenses, based on his review of such report.

5.	Travel and Living Expenses rates

Travel and living expenses for invoicing purposes are combined from flight costs and daily living expenses which are multiple by the number of days of the travel.

5.1	Most of the flights are expected to occur between the following routes detailed on Table 5.1 below:

Table 5.1 — Airfare Rates for invoicing purposes [*****]

5.2	Whenever Amdocs will utilize its employees or Subcontractors’ employees for US domestic flights the flight expenses will be calculated by [*****]. International flights routes which are not mentioned above will be calculated by [*****].

6.	Fixed Daily living Expenses

Clearwire will pay Amdocs the following fixed daily rate to cover all daily and living expenses (including without limitation: hotel, meals, car rental and etc’):

[*****]

7.	All the above mentioned prices are inclusive of currently known tax.

12

Annex 4
[*****] Computation
The [*****] shall be as specified in the table below:
[*****]
The payments specified above are in addition to any other payments due to Amdocs under the Agreement.

13

Schedule E
Data Centers

Location 1:	[*****]

Location 2:	[*****]
Clearwire — Data Centers

Location 1:	Clearwire
[*****]
(production and preprod)

Location 2:	Clearwire-2002
[*****]
(DR)

SCHEDULE F
Steering Committee
Clearwire’s Representatives

Name	Title

[*****]	[*****]
[*****]	[*****]
[*****]	Vice President — IT
[*****]	Vice President
Amdocs’ Representatives

Name	Title

[*****]	Division President
[*****]	VP CBE
[*****]	VP CIM
[*****]	VP CDM
[*****]	VP Managed Services
[*****]	Finance Director

SCHEDULE G
List of Key Personnel and program manager
Amdocs Key Personnel:
[*****] — VP CBE
[*****] — VP CIM
[*****] — VP CDM
[*****] — VP Managed Services
[*****] — Finance Director
Clearwire Key Personnel:
[*****]
[*****]
[*****]— Vice President — IT
[*****] — Vice President
Amdocs Program Manager:
[*****] — VP CIM
Clearwire Program Manager:
[*****] — Vice President

Schedule H — Scheduled Overall Timeline
Clearwire Release 1

Activity	Duration	Owner
PRD preparation	[*****]	Clearwire
High Level Solution preparation	[*****]	Amdocs
High Level Solution review	[*****]	Amdocs/Clearwire
High Level Solution update and sign-off by Clearwire	[*****]	Clearwire
High Level Design preparation	[*****]	Amdocs
High Level Design Review	[*****]	Clearwire
High Level Design updates and sign off by Clearwire	[*****]	Clearwire
Amdocs Development	[*****]	Amdocs
All Interface design documents (APIs, interfaces) specified (into Amdocs)	[*****]	Clearwire
All Interface design documents (APIs, Interfaces) specified (out of Amdocs)	[*****]	Amdocs
Conduct Sub System Test	[*****]	Amdocs
Conduct System Test (including Amdocs APIs)	[*****]	Amdocs
All APIs available for system test	[*****]	Clearwire
Conduct Integrated System Test	[*****]	Amdocs
Code drop to Acceptance Test Shakeout	[*****]	Amdocs
Clearwire Acceptance Test Shakeout	[*****]	Clearwire
Code drop to Acceptance Test	[*****]	Amdocs
Acceptance Test	[*****]	Clearwire
Business Acceptance Test	[*****]	Clearwire
Revenue Assurance testing	[*****]	Amdocs/Clearwire
Code lock for deployment	[*****]	Amdocs
Deployment	[*****]	Amdocs
Cycle Zero testing (scope to be mutually agreed upon) for R1	[*****]	Clearwire

1

Environments:

Activity	Duration	Owner
PLAB
Build	[*****]	Amdocs
Shakeout	[*****]	Amdocs
Environment delivery to PLAB execution	[*****]	Amdocs
AT and/or other validations (including MVNO testing)
Build	[*****]	Amdocs
Shakeout	[*****]	Clearwire
Environment delivery to AT execution	[*****]	Amdocs
System Test Environment
Build	[*****]	Amdocs
Shakeout	[*****]	Amdocs
Environment delivery to System Test execution	[*****]	Amdocs
Production Environment
Production HW & SW in data center	[*****]	Amdocs
Systems network preparation	[*****]	Amdocs
Build	[*****]	Amdocs
Production Readiness Testing	[*****]	Amdocs
Environment delivery production environment execution	[*****]	Amdocs
Reference Table Freeze
Production	[*****]	Clearwire & Amdocs
Training
Build	[*****]	Amdocs
Shakeout	[*****]	Amdocs
Environment delivery	[*****]	Amdocs
Conversion
Build	[*****]	Amdocs
Shakeout	[*****]	Amdocs
Environment delivery	[*****]	Amdocs

2

Conversion:

Activity	Duration	Owner
Planning and approach	[*****]	Amdocs
Conversion engine customization	[*****]	Amdocs
Tables mapping	[*****]	Amdocs
Mock testing	[*****]	Amdocs
Shut down [*****] production	[*****]	Amdocs
Baltimore ([*****]) Conversion	[*****]	Amdocs
[*****] Pilot Dress Rehearsal	[*****]	Amdocs
[*****] Pilot Conversion ([*****])	[*****]	Amdocs
[*****] Conversion Dress Rehearsal	[*****]	Amdocs
[*****]Conversion ([*****])	[*****]	Amdocs
MVNO Conversion Dress Rehearsal	[*****]	Amdocs
MVNO Conversion	[*****]	Amdocs
Note: [*****]
System test Exit Criteria
     System test exit criteria is defined by the following audit an controls:
a)	Execution rate —The total number of test cases marked pass or fail by the system test testers divided by the total targeted number of test cases
b)	Pass rate — The total number of test cases marked as pass by the system test testers divided by the total number of executed test cases.

Criteria	Measured rate
Execution Rate		[*****]%

Pass Rate	➢	No [*****] tickets

	➢	[*****]% for Release 1

	➢	[*****]% for Release 2 onwards

	➢	All [*****] testing conducted with [*****] interfaces (based on availability)
Conversion Entry and Exit Criteria
     Entry and exit criteria for mocks, DR, and execution is determined by the following audits and controls
a.	Integrity Checks- canned, and ad hoc test scripts executed between UF (Unified Format) and target.

3

i.	Quantification of risks associated with exceptions that cannot be mitigated
ii.	Identification of any exceptions that require post conversion cleansing
b.	Converted Data Audit- Test cases are predefined with business and separated between critical and non critical runs.
i.	Source to UF and UF to staging- [*****]% overall pass rate
ii.	Source to UF and UF to staging- all [*****] and [*****] are mitigated, [*****] and lower assigned.
c.	DB Recon Checks (Customer and Usage) are complete and are within gating, defined as [*****]% success rate across all the report categories and quantification of any data that does not fully [*****].
d.	BV/ Revenue Assurance- AR/GL reports and other financial reports are generated and are within gating for Billing Total, Recurring Charges, Usage, One Time Charges, Adjustments, Payments
Deposits, Taxes. The following is an example of a “gating criteria”

Gating Criteria
Revenue Pass Rate
	Mock 1		Mock 2		Mock 3		Final
	Target- Raw	Target- Quantified	Target- Raw	Target- Quantified	Target- Raw	Target- Quantified	Target- Raw	Target- Quantified
All Categories	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

Invoice Comparison Errors
Presentation	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
>	Target Raw — the “un-quantified” comparison between Legacy and Amdocs including quantification of known differences. A known difference is a business initiated/approved financial variance between the two systems, which is attributed to either a change in business policy, practices or due to incorrect configuration data in legacy. The target raw provides a guideline behind the quality of the data extracted and loaded, and is the entry point for continuing with the test run.
>	Target Quantified — the “quantified” comparison between Legacy and Amdocs billing results. This figure is the “Target Raw” number plus quantification of identified issues/defects. Assists in breaking out the known issues/defects, from what is still being investigated. This is your exit criteria for executing the next test run.

4

SCHEDULE J
Service Level Agreement
Envelope Parameters
Contractual Agreement
Envelope Parameters
Clearwire shall (to the extent it is reasonably able to) provide Amdocs with advance notice of, and the Parties shall discuss, significant increases or decreases in Clearwire’s Services requirements, and any anticipated deviation from the parameters specified in Schedule L (Envelope Parameters). Deviations from the parameters specified in Schedule L (Envelope Parameters) shall result in modifications to the CPS, and/or the imposition of additional fees payable by Clearwire to Amdocs hereunder, as the case may be, during the term of the deviation, in accordance with Schedule L (Envelope Parameters) hereto.
Definitions

SLA column	This column represents a CPS impact which may result in the disabling of the CPS until mutual resolution

Hardware, Software, Storage and Staffing columns	These columns represent the possible impact areas affect should the parameter be exceeded. Exceeding the parameter indicates that a financial investment may be required to maintain acceptable performance levels.

Operational Costs and Other columns	These columns reflect any pre-defined financial or indicate that a financial investment may be required to maintain acceptable performance levels.

Lead time required column	Number of months in advance Clearwire is to notify Amdocs of changes in service requirements

Tolerance	The positive or negative amount a parameter is allowed to exceed it’s threshold before exercising the Exceeded Parameter Impact with the exception of SLA measures.
General
Envelope Parameters may need to be altered, added or removed throughout the phases of the Service Order as products and/or functionality changes.

Schedule L
Envelope Parameters
[*****]

Schedule K
Party Competitors
CLEARWIRE COMPETITORS
The following list of competitors is in no way intended as a comprehensive or exhaustive list of competitors to Clearwire. The following companies are the major competitors to Clearwire, those with which the company would have a significant concern should any of these entities to acquire a substantive interest in any of Clearwire’s partners or vendors.
[*****]
AMDOCS COMPETITORS
[*****]

Schedule L
Clearwire Third Party Materials
Hardware/Software:
All call center facilities will be under Clearwire’s responsibility. Clearwire will provide desktop PCs, configured as per the following minimum requirements per Amdocs.
CRM application
Minimum Hardware:
•	Pentium III 700 MHz or greater

•	512 MB Ram

•	2 GB disk space

•	Display capable of 1024 x 768 resolution
Recommended Hardware:
•	Pentium IV 1.6 GHz or greater

•	512 MB Ram

•	2 GB disk space

•	Display capable of 1024 x 768 resolution
Software:
•	Microsoft Windows XP SP2 or Windows Vista

•	JRE (Java runtime environment) - 1.5_12 or later 1.5.x versions
Notes:
•	The memory requirements listed address only the memory required to host the Amdocs Application and do not consider additional applications running simultaneously. Your final memory configuration should factor in all applications which will be running simultaneously.

•	The CPU requirements listed provide for acceptable performance in a typical business environment. Customers who operate environments where performance is critical should consider that the workstation CPU is an important factor in application performance, and a faster CPU should be considered.
4G Portal (XOHM)
Desktop/Device Requirements for the Clients:
Software:
o	Microsoft Internet Explorer 6.0 or greater

o	Mozilla Firefox 1.5 and 2.0

o	Safari 2.0

o	Minimo browser provided on the Nokia First device
Amdocs Recommendations for Server Side Minimum Requirements or Alternatives
Hardware:
•	Caching Devices with a minimum 30,000 TPS in the front end web server layer. Amdocs’ recommendation is to use Array TMX device for caching, but any other device with a similar TPS can be used.

•	SSL Accelerators in the front end web layer and also in the layer between Portal and BSS. Amdocs preference is to use Array TMX device but any other network device that can offload the SSL acceleration from the web servers is recommended for optimal performance

•	Intrusion Detection needs to be configured in the DMZ layer for avoiding hacking of the site and protecting from denial of service attacks
Software:
•	Security Audit software needs to be installed and configured on all the servers (ex: eTrust Audit Agents)

•	Performance monitoring tools need to be installed on all the layers of application. Monitoring tools needs to be integrated with the consolidated OSS layer managed by Amdocs. Amdocs recommends to use Wily Introscope and HP Open View but any other tool that can monitor the IBM HTTP Server, WebSphere Portal, Websphere Application server, Oracle DB can be used assuming it supports SNMP traps, performance alerts and dynamic instrumentation of application code

•	Control-M needs to be installed and configured on all portal and application servers for the automation of operational areas of Portal such as restart of the application, build deployment and reference table refresh

•	Databases in DMZ needs to be protected with Guardium SQL Guard or similar technologies for providing higher security

Schedule M
Form of Additional Services Order
Order No. ___ (Additional Services)
Amdocs Software Systems Limited (“Amdocs”), upon acceptance of this Additional Services Order, agrees to provide to Clear US LLC (“Clearwire”), and Clearwire agrees to purchase from Amdocs, under the terms and conditions of this Additional Services Order and those contained in the Customer Care and Billing Services Agreement between Clearwire and Amdocs dated as of                    , 2009, (including any amendments thereto if applicable) (the “Agreement”), which is specifically incorporated herein by this reference, the Additional Services described below:
1.	Effective Date of This Order: ____________________________

2.	Description of The Additional Services to be Provided under this Additional Services Order:

See Exhibit A to this Additional Services Order.

3.	Roles and Responsibilities for the Additional Services referred to in Section 2 above (to be considered an amendment to Schedule B of the Agreement for the duration of this Additional Services Order):

See Exhibit B to this Additional Services Order / None.

4.	CPSs, if applicable, to the Additional Services referred to in Section 2 above (to be considered an amendment to Schedule C of the Agreement for the duration of this Additional Services Order):

See Exhibit C to this Additional Services Order / None.

5.	Fees and Payments for the Additional Services described in Section 2 above (to be considered an amendment to Schedule D of the Agreement for the duration of this Additional Services Order):

See Exhibit D to this Additional Services Order.

6.	Exit Fee Computation, if applicable, for the Additional Services described in Section 2 above (to be considered an amendment to Schedule I of the Agreement for the duration of this Additional Services Order):

See Exhibit I to this Additional Services Order / None.

7.	Envelope Parameters, if applicable, for the Additional Services described in Section 2 above (to be considered an amendment to Schedule J of the Agreement for the duration of this Additional Services Order):

See Exhibit J to this Additional Services Order / None.

8.	Additional Clearwire Third Party Materials, if applicable, for the Additional Services described in Section 2 above (to be considered an amendment to Schedule L of the Agreement for the duration of this Additional Services Order):

See Exhibit L to this Additional Services Order / None.

9.	Acceptance: Acceptance testing, where applicable, shall be conducted in accordance with Section 4.3 (Acceptance Testing) of the Agreement with respect to each deliverable hereunder unless expressly set forth otherwise in this Additional Services Order.

10.	Special Terms and Conditions (if any):
(a)	Special provisions relating to Acceptance (if applicable to this Additional Services Order):

(b)

ACCEPTED:		ACCEPTED:

Clear US LLC		Amdocs Software Systems Limited

(“Clearwire”)		(“Amdocs”)

By:		By:

	(Signature)		(Signature)

Name:		Name:

	(Typed or Printed)		(Typed or Printed)

Title:		Title:

	(Typed or Printed)		(Typed or Printed)

Date:		Date:

Schedule N
Services Matrix

Customer Data
Securely Accessed
	Customer Data Sent	in [*****] Based
Area	to [*****]	Data Center	Activities as Currently Known
Production management/ shift management	No	No	Monitor production Monitor alerts and escalate to technical teams Coordinate shift activities Escalate issues to support teams and management teams

Scheduling	No	No	Batch Scheduling (future plans) Build and run EOD maps Build and run payment maps Monitor production Monitor alerts and escalate to technical teams Bill Cycle Execution Build and run billing/EOC maps

Bill validation**	Bills printed for validation and then shredded with daily checks that no bills remain on employees desk	Yes	Prepare the bill validation test scenarios Prepare the special test scenarios Audit the baseline of bills

Billing QA**	Bills printed for validation and then shredded with daily checks that no bills remain on employees desk	Yes	QA bills audit QA bills compare with previous months bills Bill cycle revenue trending Analyzing the bill cycle data using [*****] Auditing the bill cycle reports Monitoring bill cycle execution

Reference Tables**	No	Yes	Manage the request from Clearwire Update the TR and PP data Validate the reference tables against the input

Customer Data
Securely Accessed
	Customer Data Sent	in [*****] Based
Area	to [*****]	Data Center	Activities as Currently Known
Billing [*****] team	No	Yes	Analyze and fix rejects Monitor billing maps and escalate to [*****] on any issues Escalation point for failed jobs in EOD Handling the billing defects raised by Clearwire QA team Managing the RIM tickets Defects related to [*****] domain

Help Desk	No	Yes	Analyze and respond on tickets Escalate open tickets to technical teams and follow through to closure

Infrastructure Support	No	Yes	Analyze production logs Fix issues with Amdocs infrastructure Monitor infrastructure systems Support database and infrastructure changes.

Traffic Management	No	Yes	Daily events traffic managements Daily reconciliation and balancing to the events EMS-events recycling and balancing Monitor and analyze usage processing Escalation point for failures in billing maps and rejects

AR/GL Validation	No	No	AR reports auditing GL balancing Collection management

Transmissions	No	No	Monitor inbound and outbound file transfers Analyze transmissions alerts and resolve failures Develop and deploy new transmissions processes

Information security	No	Yes	On going monitoring and auditing of the Security Operations Center (SOC). Analyze and act upon security alerts

**	[*****] functions will be owned by Clearwire.

Schedule O — CHANGE REQUEST PROCEDURE
Any request by Clearwire for changes to the Services and/or Customized Product not ordered/considered by the Parties as part of the then current scope of the Services and/or the Customized Product, or changes after the approval of the Scope Report will be deemed to be a Change Request. For this purpose, the parties agree that Change Requests shall be subject to the following procedure:
(a) Every Change Request will be submitted by Clearwire to Amdocs including a detailed description of the change and the reason for it;
(b) Amdocs will review such Change Request and provide Clearwire with an initial cost estimate and expected applicable related affects (to other Change Requests, schedule, performance, platform etc) as a result of implementing such change;
(c) Clearwire will then decide whether to implement the change and provide Amdocs with approval to perform a high level design relating to such a change
(d) Amdocs will prepare the high level design and provide to Clearwire along with refined estimate
(e) Upon Clearwire approval of the high level design and cost estimate, an Additional Services Order will be created and signed by both Parties
(f) All Amdocs activities relating to Change Requests (including the implementation of such changes) will be considered Services and will be provided in accordance with Amdocs’ rates set forth in Schedule D of the Agreement.

1

Schedule P

Information Technology Security Policies
Fig I-1 Control Owner(s)

Description:	IT Security Policies	Policy Numbers:	1-10

Governance:	All IT programs and projects of Clearwire	Effective Date:	August 2008

Prepared by:	Jeff Pearson, VP IT	Review Cycle:	Annual

Control Owner	Jeff Pearson, VP IT	Sunset Date:	September 2009

2008 — Clearwire – IT Security Policies
Clearwire Internal Use Only

2008 — Clearwire – IT Security Policies
Clearwire Internal Use Only

I.	Clearwire Security Policy Overview
I.	Role of Information and Information Systems
Clearwire is critically dependent on information and information systems. If important information were disclosed to inappropriate persons, the company could suffer serious losses or go out of business. The good reputation that Clearwire enjoys is also directly linked with the way that it manages both information and information systems. For example, if private customer information were to be publicly disclosed, the organization’s reputation would be harmed. For these and other important business reasons, executive management working in conjunction with the board of directors has initiated and continues to support an information security effort. One part of that effort is definition of these information security policies.
II.	Team Effort
To be effective, information security must be a team effort involving the participation and support of every Clearwire user who deals with information and information systems. In recognition of the need for teamwork, this policy statement clarifies the responsibilities of users and the steps they must take to help protect Clearwire information and information systems. This document describes ways to prevent and respond to a variety of threats to information and information systems including unauthorized access, disclosure, duplication, modification, appropriation, destruction, loss, misuse, and denial of use.
III.	Involved Persons
Every Clearwire user must comply with the information security policies found in this and related information security documents. Users who deliberately violate this and other information security policy statements will be subject to disciplinary action up to and including termination.
IV.	Involved Systems
This policy applies to all computer and network systems owned by or administered by Clearwire. This policy applies to all operating systems, computer sizes, and application systems. The policy covers information handled by computers and networks and the systems that process such information. For information about the protection of information in paper form, see the Data Classification Policy.
V.	Primary Departments Working On Information Security
Guidance, direction, and authority for information security activities are centralized for all Clearwire organizational units in the Information Technology department. The Information Technology team is responsible for establishing and maintaining organization-wide information security policies, standards, guidelines, and procedures. Compliance checking to ensure that organizational units are operating in a manner consistent with these requirements is the responsibility of the Information Technology team. Disciplinary matters resulting from violations of information security requirements are handled by local managers working in conjunction with the People Development and Legal teams.
VI.	Three Categories Of Responsibilities
To coordinate a team effort, Clearwire has established three categories for information security purposes, at least one of which applies to each individual. These categories are Owner, Custodian, and User. These categories define general responsibilities with respect to information security. More detailed information about these responsibilities can be found in the Information Ownership Policy.
VII.	Consistent Information Handling
Clearwire information, and information that has been entrusted to Clearwire, must be protected in a manner commensurate with its sensitivity and criticality. Security measures must be employed regardless of the media on which information is stored, the systems that process it, or the methods by which it is moved.

2008 — Clearwire – IT Security Policies
Clearwire Internal Use Only

Information must be protected in a manner that is consistent with its classification, no matter what its stage in the life cycle from origination to destruction.
VIII.	Information Classification Designations
Clearwire has adopted an information classification system that categorizes information into four groupings. All information under Clearwire control, whether generated internally or externally, falls into one of these categories: Secret, Confidential, Internal Use Only, or Public. All users must familiarize themselves with the definitions for these categories and the steps that must be taken to protect the information falling into each of these categories. Details can be found in the Data Classification Policy. For purposes of this policy, “sensitive information” is information that falls into either the Secret or Confidential categories.
IX.	Information Classification Labeling
If information is sensitive, from the time it is created until the time it is destroyed or declassified, it must be labeled with an appropriate information classification designation. Such markings must appear on all manifestations of the information. The vast majority of Clearwire information falls into the Internal Use Only category. For this reason, it is not necessary to apply a label to Internal Use Only information. Information without a label is therefore by default classified as Internal Use Only. Further instructions about labeling sensitive information can be found in the Data Classification Policy.

2008 — Clearwire – IT Security Policies
Clearwire Internal Use Only

II.	Clearwire Security Policies & Standards: Workstation

I.	Workstation Computer Policy
i.	Need to Know Designation

Access to information in the possession of, or under the control of Clearwire must be provided based on the need to know. Information must be disclosed only to people who have a legitimate business need for the information. At the same time, users must not withhold access to information when the Owner of the information instructs that it be shared. To implement the need-to-know concept, Clearwire has adopted an Access Request and Owner Approval Process. Users must not attempt to access sensitive information unless the relevant Owner has granted them access rights. When a user changes job duties, including termination, transfer, promotion and leave of absence, his or her supervisor must immediately notify the People Development Team which must in turn notify the Information Technology team. The privileges granted to all users must be periodically reviewed by information Owners and Custodians to ensure that only those with a current need to know presently have access.

ii.	User IDs And Passwords

To implement the need-to-know process, Clearwire requires that each user accessing multi-user information systems have a unique user ID and a private password. These user IDs must be employed to restrict system privileges based on job duties, project responsibilities, and other business activities. Each user is personally responsible for the usage of his or her user ID and password and should not be shared with any other employee, contractor, or other person.

iii.	Anonymous User IDs

With the exception of Internet sites where all regular users are intended to be anonymous, users are prohibited from logging into any Clearwire system or network anonymously. Anonymous access might, for example, involve use of “guest” user IDs. When users employ system commands that permit them to change active user IDs to gain certain privileges, they must have initially logged on employing user IDs that clearly indicated their identities. Exceptions to this may be granted as noted in Periodic Password Changes for Generic or Shared Application / System Accounts below.

iv.	Difficult-to-Guess Passwords

Users must choose passwords that are difficult to guess. This means that passwords must not be related to one’s job or personal life. For example, a car license plate number, a spouse’s name, or fragments of an address must not be used. This also means passwords must not be a word found in the dictionary.

v.	Easily Remembered Passwords

Users can choose easily-remembered passwords that are at the same time difficult for unauthorized parties to guess if they:
1.	string several words together

2.	shift a word up, down, left, or right one row on the keyboard

3.	bump characters in a word a certain number of letters up or down the alphabet

4.	transform a regular word according to a specific method, such as making every other letter a number reflecting its position in the word

5.	combine punctuation or numbers with a regular word

6.	create acronyms from words in a song, poem, or another known sequence of words

7.	deliberately misspell a word

8.	Combine several preferences like hours of sleep desired and favorite colors.
vi.	Repeated Password Patterns

Standard security guidelines are applied. Users must not construct passwords that are identical or substantially similar to passwords they have previously employed.

vii.	Password Constraints

Passwords must be at least 8 characters long. Passwords must be changed every 180 days or at more frequent intervals. Whenever a user suspects that a password has become known to another person, that password must immediately be changed. Default passwords must be changed immediately upon access.

viii.	Password Exceptions

2008 — Clearwire – IT Security Policies
Clearwire Internal Use Only

Certain passwords may be exempt from the policy of being changed every 180 days if the compliance to this policy will require an excessive amount of work and business operations risk. These exempt passwords must have a documented explanation and be approved by a VP of Information Technology.

ix.	Password Storage

Passwords must not be stored in readable form in batch files, automatic logon scripts, software macros, terminal function keys, in computers without access control systems, or in other locations where unauthorized persons might discover them. Passwords must not be written down in some readily-decipherable form and left in a place where unauthorized persons might discover them.

x.	Sharing Passwords

If users need to share computer-resident data, they must use electronic mail, groupware databases, and public directories on local area network servers, manual disk exchange, and other mechanisms. Although user IDs are shared for electronic mail and other purposes, passwords must never be shared with or revealed to others. System administrators and other technical information systems staff must never ask a user to reveal their personal password. The only time when a password should be known by another is when it is issued. These temporary passwords must be changed the first time that the authorized user accesses the system. If a user believes that his or her user ID and password are being used by someone else, the user must immediately notify the system administrator for the information system.

i.	Periodic Password Changes for Generic or Shared Application / System Accounts

Access accounts to applications, operating systems and/or databases that are not a named account (unique to a specific person), must have a documented business purpose and have their passwords changed on a predetermined basis. For shared and/or generic accounts where periodically changing the password could introduce stability risks to the system or is excessively burdensome, management may grant an exemption on a case by case basis if it is determined that the risk of changing the password outweighs the risk of unauthorized access. All such cases must be documented and approved by a VP of Information Technology.

ii.	Compliance Statement

All users who wish to use Clearwire multi-user computer systems must sign a Compliance Statement prior to being issued a user ID. Where users already have user IDs, such signatures must be obtained prior to receiving annually-renewed user IDs. A signature on this Compliance Statement indicates the involved user understands and agrees to adhere to Clearwire policies and procedures related to computers and networks, including the instructions contained in this policy.

xi.	Release Of Information To External Parties

Unless it has specifically been designated as public, all Clearwire internal information must be protected from disclosure to external parties. External parties may be given access to Clearwire internal information only when a demonstrable need to know exists, when a Clearwire Non-Disclosure Agreement has been signed, and when such a disclosure has been expressly authorized by the relevant Clearwire information Owner. If sensitive information is lost, is disclosed to unauthorized parties, or is suspected of being lost or disclosed to unauthorized parties, the information Owner and the Security unit in the Information Technology department must be notified immediately.

xii.	External Party Requests For Clearwire Information

Unless a user has been authorized by the information Owner to make public disclosures, all requests for information about Clearwire and its business must be referred to the Public Relations department. Such requests include questionnaires, surveys, and newspaper interviews. This policy does not apply to sales and marketing information about Clearwire products and services, nor does it pertain to customer technical support calls. If a user is to receive sensitive information from external parties on behalf of Clearwire, this receipt must be preceded by the external party signature on a Clearwire Release Form. For further details on this topic, consult the External Party Information Disclosure Policy. Additional relevant information can be found in the External Communications Security Policy.

xiii.	Physical Security to Control Information Access

Access to every office, computer machine room, and other Clearwire work area containing sensitive information must be physically restricted to those people with a need to know. When left in an unattended room, sensitive information in paper form must be locked away in appropriate containers. If a Custodian of such information believes he or she will be away for less than 30 minutes, information in paper form may be left on a desk or in some other readily observed spot only if all doors and windows to the unattended room

2008 — Clearwire – IT Security Policies
Clearwire Internal Use Only

are closed and locked. During non-working hours, users in areas containing sensitive information must lock-up all information. Unless information is in active use by authorized people, desks must be clear and clean during non-working hours to prevent unauthorized access to information. Users must position their computer screens such that unauthorized people cannot look over their shoulder and see the sensitive information displayed.

xiv.	Internal Network Connections

All Clearwire computers that store sensitive information and that are permanently or intermittently connected to internal computer networks must have a password-based access control system approved by the Information Security department. Regardless of the network connections, all stand-alone computers handling sensitive information must also employ an approved password-based access control system. Users working with all other types of computers must employ the screen saver passwords that are provided with operating systems, so that after a period of no activity the screen will go blank until the correct password is again entered.

xv.	External Network Connections

All in-bound session connections to Clearwire computers from external networks must be protected with an approved password access control system. Users with personal computers connected to external networks are prohibited from leaving unattended modems turned-on while data communications software is enabled. When using Clearwire computers, Clearwire users must not establish connections with external networks unless these connections have been approved by the Information Technology department. For further information on this process, see the External Communications Security Policy.

xvi.	Network Changes

With the exception of emergency situations, all changes to Clearwire computer networks must be documented in a work order request, and approved in advance by the Information Technology department. All emergency changes to Clearwire networks must be made only by persons who are authorized by the Information Technology department. This process prevents unexpected changes from inadvertently leading to denial of service, unauthorized disclosure of information, and other problems. This process applies not only to employees but also to external party personnel.

xvii.	Remote Access

At management’s discretion, certain qualified employees can do some of their work at home. Permission to telecommute must be granted by each employee’s immediate supervisor. Continued permission to telecommute is partially dependent on continued compliance with a number of information security policies and standards. For further information on these requirements, see the Remote Access, Telecommuting and Mobile Computer Security Policy. Checking of electronic mail while on the road or from home is not considered telecommuting, but does require that users follow many of the same security precautions.

xviii.	Internet Access

Employees are provided with Internet access to perform their job duties, but this access may be terminated at any time at the discretion of an employee’s supervisor. Internet access is monitored to ensure that users are not visiting sites unrelated to their jobs, and also to ensure that they continue to be in compliance with security policies. Employees must take special care to ensure that they do not represent Clearwire on Internet discussion groups and in other public forums, unless they have previously received top management authorization to act in this capacity. All information received from the Internet should be considered to be suspect until confirmed by reliable sources. Users must not place Clearwire material on any publicly-accessible computer system such as the Internet unless the posting has been approved by both the information Owner and the director of Public Relations. The establishment of Internet pages is separately handled by an approval process involving the Public Relations department. Users are prohibited from establishing any electronic commerce arrangements over the Internet unless the Information Technology department has evaluated and approved of such arrangements. Sensitive information, including passwords and credit card numbers, must not be sent across the Internet unless this information is in encrypted form. These and related considerations are discussed in greater detail in the Internet Communications Policy.

xix.	Electronic Mail

Every Clearwire employee who uses computers in the course of his or her regular job duties will be granted an Internet electronic mail address and related privileges. All Clearwire business communications sent by electronic mail must be sent and received using this company electronic mail address. A personal Internet service provider electronic mail account or any other electronic mail address must not be used for Clearwire

2008 — Clearwire – IT Security Policies
Clearwire Internal Use Only

business unless an employee obtains management approval. When transmitting messages to groups of people outside Clearwire, employees must always use either the blind carbon copy facility or the distribution list facility. Unsolicited electronic mail transmissions to prospects and customers are prohibited. Emotional outbursts sent through electronic mail and overloading the electronic mail account of someone through a deluge of messages are forbidden. All business electronic mail communications must be proofread before they are sent, and professional and businesslike in both tone and appearance. Electronic mail is a public communication method much like a postcard. All Clearwire users must refrain from sending credit card numbers, passwords, or other sensitive information that might be intercepted. All Clearwire employees must additionally employ a standard electronic mail signature that includes their full name, business address, and business telephone number. Users should not store important documents in their electronic mail inbox. Additional details can be found in the Electronic Mail Security Policy.

xx.	Computer Virus Screening

All personal computer users must keep the current versions of approved virus screening software enabled on their computers. Users must not abort automatic software processes that update virus signatures. Virus screening software must be used to scan all software and data files coming from external parties. This scanning must take place before new data files are opened and before new software is executed. Users must not bypass or turn off the scanning processes that could prevent the transmission of computer viruses.

xxi.	Computer Virus Eradication

If employees suspect infection by a computer virus, they must immediately stop using the involved computer and call the help desk. Current help desk contact information can be found at https://share.clearwire.com/sites_helpdesk/. Floppy disks and other magnetic storage media used with the infected computer must not be used with any other computer until the virus has been successfully eradicated. The infected computer must also be immediately isolated from internal networks. Users must not attempt to eradicate viruses themselves. Qualified Clearwire staff or consultants must complete this task in a manner that minimizes both data destruction and system downtime.

iii.	Clean Backups

All computer software installed by the Information Technology department must be copied prior to its initial usage, and such copies must be stored in a secure location. These master copies must not be used for ordinary business activities, but must be reserved for recovery from computer virus infections, hard disk crashes, and other computer problems.

xxii.	Software Sources

Clearwire computers and networks must not run software that comes from sources other than other Clearwire departments, knowledgeable and trusted user groups, well-known systems security authorities, or established computer, network, or commercial software vendors. Software downloaded from electronic bulletin boards, shareware, and other software from un-trusted sources must not be used unless it has been subjected to a rigorous testing regimen approved by the Information Technology department.

xxiii.	Written Specifications for Owners

All software developed by in-house staff, intended to process critical or sensitive Clearwire information, must have a formal written specification. This specification must include discussion of security risks and controls including access control systems and contingency plans. The specification must be part of an agreement between the information Owner and the system developer. Macros in spreadsheets and word processing documents are not considered software in this paragraph.

xxiv.	Security Sign-Off Required

Before being used for production processing, new or substantially changed application systems must have received written approval from the Information Technology department for the controls to be employed. This requirement applies to personal computers just as it does to larger systems.

xxv.	Formal Change Control

All computer and communications systems used for production processing must employ a documented Change Control Process that is used to ensure that only authorized changes are made. This change control procedure must be used for all significant changes to production system software, hardware, communications links, and procedures. This policy applies to personal computers running production systems and larger multi-user systems.

xxvi.	Systems Development Conventions

2008 — Clearwire – IT Security Policies
Clearwire Internal Use Only

All production software development and software maintenance activities performed by in-house staff must adhere to Information Technology department policies, standards, procedures, and other systems development conventions. These conventions include the proper testing, training, and documentation.

xxvii.	Adequate Licenses

Clearwire management must make appropriate arrangements with software vendors for additional licensed copies, if and when additional copies are needed for business activities. All software must be purchased through the Purchasing department.

xxviii.	Unauthorized Copying

Users must not copy software provided by Clearwire to any storage media, transfer such software to another computer, or disclose such software to outside parties without advance permission from their supervisor. Ordinary backup copies are an authorized exception to this policy.

xxix.	Backup Responsibility

Personal computer users must regularly back up the information on their personal computers, or ensure that someone else is doing this for them. For multi-user computer and communication systems, a system administrator is responsible for making periodic backups. If requested, the Information Technology department must install, or provide technical assistance for the installation of backup hardware and software. All backups containing critical or sensitive information must be stored at an approved off-site location with either physical access controls or encryption. A contingency plan must be prepared for all applications that handle critical production information. It is the responsibility of the information Owner to ensure that this plan is adequately developed, regularly updated, and periodically tested.

xxx.	Theft Protection

All Clearwire computer and network equipment must be physically secured with anti-theft devices if located in an open office. Local area network servers and other multi-user systems must be placed in locked cabinets, locked closets, or locked computer rooms. Portable computers must be secured with locking cables, placed in locking cabinets, or secured by other locking systems when in an open office environment but not in active use. Computer and network gear may not be removed from Clearwire offices unless the involved person has obtained prior authorization from his or her department manager. Cellular phones are not subject to these requirements.

xxxi.	External Disclosure Of Security Information

Information about security measures for Clearwire computer and network systems is confidential and must not be released to people who are not authorized users of the involved systems unless approved by the VP of Information Technology. For example, publishing ip addresses or other system access information in directories is prohibited. Public disclosure of electronic mail addresses is permissible.

xxxii.	Rights To Material Developed

While performing services for Clearwire, employees must grant to Clearwire exclusive rights to patents, copyrights, inventions, or other intellectual property they originate or develop. All programs and documentation generated by, or provided by employees for the benefit of Clearwire are the property of Clearwire. Clearwire owns the contents of all information systems under its control. Clearwire reserves the right to access and use this information at its discretion. For more information, refer to the Employee Confidentiality and Intellectual Property Agreement.

xxxiii.	Right To Search And Monitor

Clearwire management reserves the right to monitor, inspect, or search at any time all Clearwire information systems. This examination may take place with or without the consent, presence, or knowledge the involved users. The information systems subject to such examination include, but are not limited to, electronic mail system files, personal computer hard drive files, voice mail files, printer spool files, fax machine output, desk drawers, and storage areas. All searches of this nature must be conducted after the approval of the Legal and People Development Teams has been obtained. Because Clearwire computers and networks are provided for business purposes only, users must have no expectation of privacy associated with the information they store in or send through these information systems. Clearwire management retains the right to remove from its information systems any material it views as offensive or potentially illegal. For further information on this topic, see the Information Privacy Policy.

xxxiv.	Personal Use

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Clearwire Internal Use Only

Clearwire information systems are intended to be used for business purposes only. Incidental personal use is nonetheless permissible if the use does not consume more than a trivial amount of resources that could otherwise be used for business purposes, does not interfere with user productivity, does not preempt any business activity, does not expose the computing resource to viruses or other security threats and does not cause distress, legal problems, or morale problems for other users. Permissible incidental use of an electronic mail system would, for example, involve sending a message to schedule a luncheon. Personal use that does not fall into these three categories requires the advance permission of a department manager. Games that are shipped with computer operating systems can be played during scheduled breaks or lunch as long as this activity does not interfere with either user productivity or intention. Games that take the form of separate software packages are prohibited. Use of Clearwire information systems for chain letters, charitable solicitations, political campaign material, religious work, transmission of objectionable material, or any other non-business use is prohibited.

xxxv.	Unbecoming Conduct

iv.	Clearwire management reserves the right to revoke the system privileges of any user at any time. Conduct that interferes with the normal and proper operation of Clearwire information systems, which adversely affects the ability of others to use these information systems, or that, is harmful or offensive to others is not permitted.

xxxvi.	Security Compromise Tools

Unless specifically authorized by the Information Technology department, Clearwire employees must not acquire, possess, trade, or use hardware or software tools that could be employed to evaluate or compromise information systems security. Examples of such tools include those that defeat software copy protection, discover secret passwords, identify security vulnerabilities, or decrypt encrypted files. Without this type of approval, employees are prohibited from using any hardware or software that monitors the traffic on a network or the activity on a computer.

xxxvii.	Prohibited Activities

Users must not test, or attempt to compromise computer or communication system security measures unless specifically approved in advance and in writing by the VP of the Information Technology department. Incidents involving unapproved system hacking, password guessing file decryption, bootleg software copying, or similar unauthorized attempts to compromise security measures may be unlawful, and will be considered serious violations of Clearwire internal policy. Short-cuts bypassing systems security measures, and pranks and practical jokes involving the compromise of systems security measures are absolutely prohibited.

xxxviii.	Mandatory Reporting

All suspected policy violations, system intrusions, virus infestations, and other conditions that might jeopardize Clearwire information or Clearwire information systems must be immediately reported to the Information Technology department.

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III.	Clearwire Security Policies & Standards: Remote Access

I.	Remote Access, Telecommuting, & Mobile Security Policy
i.	Telecommuting Privileges

Working at home or alternative site work arrangements, both known as “telecommuting,” are a management option, not a universal employee fringe benefit. Permission to telecommute may be granted by an employee’s manager. Before a telecommuting arrangement can begin, the manager must be satisfied that the job can be effectively performed off-site and that an alternative work site is appropriate for the Clearwire tasks performed by the involved employee. Work site considerations include physical and information security for Clearwire property.

ii.	Periodic Privilege Reevaluation

System privileges granted to all users, including the privilege to telecommute and to remotely access Clearwire systems, must be reevaluated by management annually. Consistent compliance with the policies described in this document and related policy documents is an important factor in management’s decision regarding the continuation of a telecommuting arrangement. Related policies include, but are not limited to, compliance with software license agreements and reporting suspected computer virus infections. Many related policies are not reiterated here because they appear in other Clearwire documents. This document is restricted to security matters relevant to telecommuters and mobile computer users.

iii.	Work Site Inspections

Clearwire maintains the right to conduct physical inspections of telecommuter offices with advance notice. Clearwire also maintains the right to examine the contents of any computer that contains or is thought to contain Clearwire internal information, including computers that have been purchased by employees, contractors, consultants, temporaries, and others. Clearwire additionally retains the right to remotely inspect the contents of and configuration of computers used by telecommuters through remote systems administration tools.

iv.	Consistent Security

Clearwire information must at all times be protected in a manner commensurate with its sensitivity and criticality. The precautions described in this policy apply regardless of the storage media on which information is recorded, the locations where the information is stored, the systems used to process the information, the individuals who have access to the information, or the processes by which the information is handled. This means that users must protect information in a similar manner no matter whether they are in a Clearwire office, a hotel room, or at a home office.

v.	Intellectual Property Rights

Intellectual property developed or conceived of while an employee is attending to Clearwire business at an alternative work site is the exclusive property of Clearwire. For more information, refer to the Employee Confidentiality and Intellectual Property Agreement.

vi.	Reporting Loss or Damage

Employees at remote working locations must promptly report to their manager any damage to or loss of Clearwire computer hardware, software, or sensitive information that has been entrusted to their care. Such incidents must also be reported to the Clearwire Information Technology department at helpdesk@clearwire.com and the Clearwire People Development department at pdteam@clearwire.com.
II.	Access Control
i.	Operating System Access Protection

All computers used for telecommuting, and portables, laptops, notebooks, and other transportable computers containing sensitive (Confidential or Secret) Clearwire information must consistently employ operating system access protection through a password. This essential control must be provided through software or hardware systems approved by the Information Technology department

ii.	Sharing Access Devices and Systems

Telecommuters must not share dynamic password token cards, smart cards, fixed passwords, or any other access devices or parameters with anyone without prior approval from the Information Technology

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department. This means that a remote computer used for Clearwire business must be used exclusively by the telecommuter. Family members, friends, and others must not be permitted to use that machine. Telecommuters must never lend to others a handheld computer, a personal digital assistant, a smart phone, or any other computer that stores information about Clearwire business activities.
III.	Backup & Media Storage
i.	Backup

Telecommuters are responsible for ensuring that their remote systems are backed up on a periodic basis, either remotely through the network or locally with an external storage device. If network backup is not available or feasible, Clearwire will provide telecommuters with local backup equipment. Note that local storage of Clearwire data on a user’s remote system is for user convenience only. The remote system should never be the system of record for Clearwire information. The system of record, which stores the definitive master copy, of any Clearwire information must be a centrally available system within a secure area of Clearwire facilities or another location approved by the VP of Information Technology. The system of record also must be administered by the Clearwire Information Technology department or another group approved by the VP of Information Technology.

ii.	Sensitive Media Marking and Storage

When sensitive information is written to a floppy disk, magnetic tape, CD-RW or other storage media, the media must be externally marked with the highest relevant sensitivity classification. Unless encrypted, when not in use, this media must be stored in heavy locked furniture. Smart cards and tamper-resistant security modules are exceptions to this rule.

iii.	Automatic Device Synchronization

Systems that automatically exchange data between devices, such as the file synchronization mechanism used with a personal digital assistant (PDA) and a personal computer must not be enabled unless the systems have been evaluated and approved by the Information Technology department.

iv.	Setting Date and Time

Telecommuting employees must diligently keep their remote computers’ internal clocks synchronized to the actual date and time.
IV.	Communications Links
i.	Establishing Network Connection Facilities

Employees must not leave their personal computers unattended with communications software enabled unless they have installed an access control system approved by the Information Technology department. Employees must not establish any communications systems that ordinarily accept in-coming session connections unless these systems have been approved by the VP of Information Technology.

ii.	Inbound Session Connections to Clearwire Networks

All in-bound session connections connected to Clearwire internal networks and networked computer systems must pass through an additional access control point, such as a firewall, modem pool, telecommunications front end, or similar system, before users are permitted to reach an operating system-based computer logon screen asking for a user ID and fixed password. This additional access point must employ user authentication technology approved by the Information Technology department.

iii.	Establishing Internet Connections

Employees must not establish firewalls, routers, communications servers, or any other facilities on their remote computer systems that handle Clearwire business if these facilities permit telnet or any other type of real-time inbound remote access through the Internet. Outbound connections from a remote system through the Internet, terminating at a Clearwire networked computer system, are permissible as long as these connections are secured by an encrypted link, as defined in the External Communications Security Policy, which has been approved by the Information Technology department.

iv.	Other Connections

Employees must not establish any other interface between a remote computer used for Clearwire business activities and another network, such as value-added networks, unless prior approval of the Information

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Clearwire Internal Use Only

Technology department has been obtained in writing. This means that employees are prohibited from establishing their own personal accounts with Internet service providers and using these accounts for Clearwire business. Instead, all Clearwire business Internet electronic mail must be accomplished through a Clearwire-managed firewall with Clearwire approved electronic mail software.

v.	Radio Networks

Users transmitting sensitive Clearwire information must not employ radio networks, such as Wife networks including those commonly found in coffee houses, hotels, libraries, etc., unless these network channels are encrypted using standards approved by Information Technology department. The use of digital communications protocols rather than traditional analog communications protocols does not qualify as encryption.

vi.	Telephone Discussions

Users must take steps to avoid discussing sensitive information when on the telephone. If discussion of such information is absolutely required, users must use guarded terms and refrain from mentioning sensitive details beyond those needed to convey the minimum necessary information. Secret information must not be discussed on speakerphones unless all participating parties acknowledge that no unauthorized persons are in close proximity such that they might overhear the conversation. Unless an encryption system approved by the Information Technology department is used, Secret Clearwire information must never be discussed on cordless or cellular telephones.

vii.	Message Machines

Unless the receiving message machine or voice mail system is known to be password protected, users must refrain from leaving messages containing sensitive information on these recording systems. Unless their message machine or voice mail system is password protected, telecommuting employees must record an outgoing message informing callers that their incoming message recording system is not secure and is not suitable for sensitive information.
V.	System Management
i.	Access Control System

Telecommuters must not use a remote computer for Clearwire business activities unless this same computer runs an access control system approved by the Information Technology department.

ii.	Telecommuting Systems

Employees attending to Clearwire business at alternative work sites must use only Clearwire-provided computer software, hardware, and network equipment. An exception will be made only if other systems have been approved by the Information Technology department as compatible with Clearwire information systems and controls. Employees should not bring personally-owned computers into Clearwire offices to process or otherwise handle Clearwire information without prior approval from the Information Technology department.

iii.	Changes to Hardware and Software

On Clearwire-supplied computer hardware, users must not alter or add to in any way, change the operating system or install new software without prior approval from the Information Technology department.

iv.	Downloading Software

Without prior authorization, employees must not download software from electronic bulletin board systems, the Internet, or other systems outside Clearwire onto computers used to handle Clearwire data.

v.	Ownership Versus Possession

If Clearwire supplies a telecommuter with software, hardware, furniture, information or other materials to perform Clearwire business remotely, the title to, and ownership rights in these items will remain with Clearwire. In such instances, telecommuter possession does not convey ownership or any implication of ownership. All such items must be promptly returned to Clearwire when a telecommuter separates from Clearwire or when so requested by the telecommuter’s manager.

vi.	Liability For Clearwire Property

If Clearwire supplies a telecommuter with software, hardware, furniture, information or other materials to perform Clearwire business remotely, the telecommuter assumes all risks of loss or damage to these items

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while they are off of Clearwire’s premises. Clearwire expressly disclaims any responsibility for loss or damage to persons or property caused by, or arising out of the usage of, such items.

Electromagnetic Interference

In some cases, use of computers or other electronic devices will generate electromagnetic interference that will affect televisions, radios, or other machines. If a telecommuting system set-up to perform Clearwire business generates such interference, its use must be terminated immediately until such time as the specific nature of and a solution for the problem has been identified. The Clearwire Help Desk will attempt to assist telecommuters with this process.
VI.	Travel Considerations
i.	Removal Of Information

Sensitive (Confidential or Secret) information may not be removed from Clearwire premises unless the information’s Owner has approved in advance. This policy includes sensitive information stored on floppy disks, CD-ROMs, magnetic tape cartridges, and paper memos. An exception may be made for authorized off-site backups that are in encrypted form.

ii.	Foreign Transport

Whenever Secret information is carried by a Clearwire user into a foreign country, the information must either be stored in some inaccessible form, such as an encrypted floppy disk, or must remain in the user’s possession at all times. Clearwire users must not take Secret Clearwire information into another country unless the permission has been obtained from the information owner.

iii.	Public Exposure

Sensitive Clearwire information must not be read, discussed, or otherwise exposed in restaurants, on airplanes, on trains, or in other public places where unauthorized people might discover it.

iv.	Checked Luggage

Users in the possession of portable, laptop, notebook, palmtop, handheld, smart phones, personal digital assistants, and other transportable computers containing sensitive Clearwire information must not check these computers in airline luggage systems. These computers must remain in the possession of the traveler as hand luggage.

v.	Securing Hardcopy Sensitive Information

Whenever a hardcopy version of Secret information is removed from Clearwire premises, it must either be stored in safe, locking furniture, or some other heavy container with a lock, or carried in a locked briefcase when not in use. Such information must not be left in an unattended motor vehicle, hotel room, or external office, even if the vehicle or room is locked.

vi.	Faxing Sensitive Information

If Secret information is sent by fax, the recipient must have been notified of the time when it will be transmitted and must have agreed that an authorized person will be present at the destination machine when the material is sent. An exception will be made if the area surrounding the fax machine is physically restricted such that persons who are not authorized to see the material being faxed may not enter. Another exception will be made in those instances in which the destination fax machine is password protected and authorized parties are the only ones who have access to the involved password. Sensitive Clearwire information must not be faxed through a hotel desk or other un-trusted external parties.
VII.	Physical Security
i.	Similarity In Approaches

At alternative work sites, reasonable precautions must be taken to protect Clearwire hardware, software, and information from theft, damage, and misuse.

ii.	Provision Of Secure Containers

Employees who must keep Confidential Clearwire information at their homes to do their work must have safes or lockable heavy furniture for the proper storage of this information. If these employees do not have such furniture or safes, Clearwire will loan these items to the telecommuting employees.

iii.	Shredders

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Telecommuters must have or be provided with a shredder to appropriately dispose of printed versions of sensitive information.. All sensitive Clearwire paper-resident information plus any information containing financial account numbers, like credit card numbers, must be shredded. Intermediate work products containing sensitive information, such as carbon copies, photocopies, photographic negatives, or paper memo drafts, must also be shredded. Telecommuting employees on the road must not throw away Clearwire sensitive information in hotel wastebaskets or other publicly-accessible trash containers. Sensitive information must be retained until it can be shredded or destroyed using approved methods.

iv.	Property Passes

Computers, phones, modems, and related information systems equipment belonging to Clearwire must not be taken from Clearwire offices unless the person removing it has an approved property pass. An exception will be made for laptops, cellular phones, personal digital assistants or other systems assigned to the telecommuter and recorded on the Use of Company Equipment Acknowledgement Form. Property passes must also be obtained when bringing personally-owned equipment into Clearwire offices. Office computer equipment owned by Clearwire and situated at a remote work site must not be relocated without the prior approval of a telecommuter’s manager. An exception will be provided for equipment for which there is an approved property pass form.

v.	Moving Residence Location

If a telecommuting employee intends to move his or her residence or off-site work location to another site, the employee must notify his or her manager and get approval prior to the move. The new location must meet all the then current telecommuter site requirements.

vi.	Positioning Display Screens

The display screens for all personal computers used to handle sensitive or valuable data must be positioned such that the information cannot be readily viewed through a window, by persons walking in a hallway, or by persons waiting in reception and related areas. Care must also be taken to position keyboards so that unauthorized persons cannot readily see users enter passwords, encryption keys, and other security-related parameters.

vii.	Logging-Out

After a user has completed a remote session with Clearwire computers, the user must log off and then disconnect, rather than only disconnecting. Users using remote communications facilities must wait until they receive a confirmation of their log off command from the remotely connected Clearwire machine before they leave the computer they are using.

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IV.	Clearwire Security Policy Standards: Internet
I.	Internet Communications Policy
i.	Introduction
a.	Opportunities and Risks—the wide array of resources, services, and inter-connectivity available through the Internet introduce business opportunities, and security and privacy risks. In response to the risks, this policy describes Clearwire’s official policy regarding Internet security.

b.	Applicability—this policy applies to all individuals who use the Internet with Clearwire computing or networking resources and represent themselves as being connected in some way with Clearwire. All of these Internet users are expected to be familiar with and fully comply with this policy. Questions about the policy should be directed to the Information Technology department. Violations of this policy can lead to revocation of system privileges or additional disciplinary action up to and including termination.
i.	Information Integrity

i.	Information Reliability
All information acquired from the Internet must be considered suspect until confirmed by separate information from another source before using free Internet-supplied information for business decision-making purposes..

i.	Virus Checking

All non-text files downloaded from non-Clearwire sources through the Internet must be screened with current virus detection software prior to being used. Whenever an external provider of the software is not trusted, downloaded software must be tested on a stand-alone, non-production machine that has been recently backed up. Downloaded files must be decrypted and decompressed before being screened for viruses. The use of digital signatures to verify that a file has not been altered by unauthorized parties is recommended, but this does not assure freedom from viruses, Trojan horses, and other problems.

ii.	Software Downloading

Clearwire has implemented an automatic software distribution system to install the latest release of licensed software on Clearwire computers. A separate system is used to automatically trace all software resident on these same systems. As discussed in the Personal Computer Security Policy, employees must not install software on their Clearwire-supplied computers, whether the software was downloaded from the Internet or procured elsewhere, unless it has been previously approved by the Information Technology department.

iii.	Push Technology

Automatic updating of software or information on Clearwire computers through background push Internet technology is prohibited unless the involved vendor’s system has been tested and approved by the Information Technology department.

iv.	Spoofing Users

Before users release any internal Clearwire information, enter into any contracts, or order any products through public networks, the identity of the individuals and organizations contacted must be confirmed. Identity confirmation is ideally performed through digital signatures or digital certificates, but in cases where these are not available, other means such as letters of credit, external party references, and telephone conversations may be used.

v.	User Anonymity

Misrepresenting, obscuring, suppressing, or replacing a user’s identity on the Internet or any Clearwire electronic communications system is forbidden. The user name, electronic mail address, organizational affiliation, and related information included with messages or postings must reflect the actual originator of the messages or postings. Use of anonymous FTP logons, anonymous UUCP logons, HTTP or web

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browsing, and other access methods established with the expectation that users would be anonymous are permissible.

vi.	Electronic Mail Attachments

Users must not open electronic mail attachments unless they were expected from a trusted sender. When they are expected from a known and trusted sender, attachments must still be scanned with an approved virus package prior to being opened.

vii.	Web Page Changes

Users must not establish new Internet pages dealing with Clearwire business, or make modifications to existing web pages dealing with Clearwire business, unless these changes have been reviewed and approved by the Information Technology and Marketing departments. Modifications include the addition of links to other sites, updating the information displayed, and altering the graphic layout of a page. The reviewing departments must ensure that all posted material has a consistent and polished appearance, is aligned with business goals, and is protected with adequate security measures. For information on public representation guidelines, refer to the External Communication Security Policy and the External Party Information Disclosure Policy.

viii.	Web Page Archives

Every version of the Clearwire Internet site and commerce site files must be securely archived in two physically separated locations. The Internet management committee will designate a web master who will keep this archive and provide copies of historical pages on demand.
II.	Information Confidentiality
i.	Information Exchange

Clearwire software, documentation, and all other types of internal information must not be sold or otherwise transferred to any external party for any purposes other than business purposes expressly authorized by management. Exchanges of software or data between Clearwire and any external party must not proceed unless a written agreement has been signed. Such an agreement must specify the terms of the exchange, and the ways that the software or data is to be handled and protected. Regular business practices, such as shipment of a product in response to a customer purchase order, need not involve such a specific agreement since the terms and conditions are implied.

ii.	Posting Materials

Users must not post unencrypted Clearwire material on any publicly-accessible Internet computer that supports anonymous FTP or similar publicly-accessible services, unless the posting of these materials has been approved by both the information Owner and the director of Public Relations. Clearwire internal information must not be placed in any computer unless the persons who have access to that computer have a legitimate business need to know the involved information.

iii.	Message Interception

Clearwire employees must not send secret, proprietary, or private information over the Internet unless it has been encrypted by approved methods. Unless specifically known to be in the public domain, Clearwire employees must encrypt any source code before sending it over the Internet. For the same reasons, Clearwire employees must not use Internet telephone services to discuss secret, proprietary, or private Clearwire information unless the connection is known to be encrypted.

iv.	Security Parameters

Unless a connection is known to be encrypted, Clearwire employees must not send credit card numbers, telephone calling card numbers, fixed logon passwords, and other security parameters that can be used to gain access to goods or services, over the Internet in readable form. Encryption processes are permissible if they are approved by the Information Technology department.
III.	Public Representations
i.	External Representations

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Clearwire employees’ affiliation with Clearwire can be disclosed in mailing lists, chat sessions, and other offerings on the Internet either intentionally or unintentionally. This may be done by explicitly adding certain words, or it may be implied, for example through an electronic mail address. In case, whenever employees provide an affiliation, unless they have been expressly designated as a spokes-person of Clearwire, they also must clearly indicate the opinions expressed are their own, and not necessarily those of Clearwire. If an affiliation with Clearwire is provided, political advocacy statements and product or service endorsements also are prohibited unless they have been previously cleared by the director of Public Relations. With the exception of ordinary marketing and customer service activities, all representations on behalf of Clearwire must be cleared by the director of Public Relations. For information on public representation guidelines, refer to the External Communication Security Policy and the External Party Information Disclosure Policy.

ii.	Appropriate Behavior

Whenever any affiliation with Clearwire is included with an Internet message or posting, written attacks are strictly prohibited. Employees must not make threats against another user or organization over the Internet. All Internet messages intended to harass, annoy, or alarm another person are similarly prohibited.

iii.	Removal Of Postings

Any messages sent to Internet discussion groups, electronic bulletin boards, or other public forums, that include an implied or explicit affiliation with Clearwire, must be removed if management deems them to be inconsistent with Clearwire business interests or existing company policy. Messages in this category include political statements, religious statements, cursing or other foul language, and statements viewed as harassing others based on race, creed, color, age, sex, physical handicap, or sexual orientation. The decision to remove electronic mail must be made by the VP of People Development. When practical and feasible, individuals responsible for the message will be informed of the decision and given the opportunity to remove the message themselves.

iv.	Disclosing Internal Information

Users must not publicly disclose internal Clearwire information, through the Internet or otherwise, that may adversely affect Clearwire’s stock price, customer relations, or public image unless the information Owner and the director of Public Relations or a member of the executive team has approved the disclosure. Such information includes business prospects, products now in research and development, product performance analyses, product release dates, and internal information systems problems.

v.	Inadvertent Disclosure

All Clearwire employees must take care to properly structure comments and questions posted to mailing lists, public news groups, Usenet, and related public postings on the Internet. Before posting any material, all employees must consider whether the posting could put Clearwire at a significant competitive disadvantage or whether the material could cause public relations problems. All employees should keep in mind that several separate pieces of information can be pieced together by a competitor to form a picture revealing confidential information that then could be used against Clearwire. No employee may ever post on the Internet the specific computer or network products employed by Clearwire.
IV.	Intellectual Property Rights
i.	Copyrights

When at work, or when using Clearwire computing or networking resources, Clearwire employees are forbidden to copy software in a manner that is inconsistent with the vendor’s license. Off-hours participation in pirate software bulletin boards and similar activities represent a conflict of interest with Clearwire work, and are therefore prohibited. When at work, or when using Clearwire computing or networking resources, Clearwire employees who reproduce, forward, or in any other way republish or redistribute of words, graphics, or other copyrighted materials must do so only with the permission of the author or Owner. Clearwire employees must assume that all materials on the Internet are copyrighted unless specific notice states otherwise. When information from the Internet is integrated into internal reports or used for other purposes, all material must include labels disclosing when others’ materials are used, such as “Copyright [material owner’s name], all rights reserved” and specifics about the source of the information.

ii.	Publicly-Writable Directories

Clearwire employees must not enable any publicly-writable directories on Clearwire Internet-connected computers unless they obtain prior authorization from the Information Technology department.

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V.	Access Control
i.	Inbound User Authentication

All users wishing to establish a real-time connection with Clearwire internal computers through the Internet must employ an encrypted link, as defined in the External Communications Security Policy, which can encrypt all traffic exchanged. These encrypted links also must authenticate remote users before permitting access to the Clearwire internal network. This authentication process must be achieved through a password system approved by the Information Technology department. Designated public systems do not require encryption or user authentication processes because anonymous interactions are expected.

ii.	Remote Machine Security

Users of Clearwire’s network who have not installed required software patches or upgrades, or whose systems are virus-infested, must be disconnected from the Clearwire network until they have reestablished a secure computing environment. The computers used by all users employing VPN technology must be remotely scanned automatically to determine that the software is current and that the system has been properly secured.

iii.	Restriction Of External Party Access

Inbound Internet access privileges must not be granted to external parties, such as vendors, contractors, consultants, temporaries, outsourcing organization personnel or other parties, unless the relevant system manager determines that these individuals have a legitimate business need for such access. These privileges must be enabled only for specific individuals and only for the time period required to accomplish approved tasks.

iv.	Application/System Passwords

Clearwire employees and other authorized users of Clearwire’s network must not save fixed passwords on their systems. A system password must be provided each time that a system is powered on and a screen saver password must be provided each time the system is inactive for a specified period of time. Users also must not save fixed passwords in their web browsers or electronic mail clients. These passwords must be provided each time that a browser or electronic mail client is invoked.

v.	Data Aggregators

Employees must not provide their Internet user IDs and passwords to data aggregators, data summarization and formatting services, or any other external parties.

vi.	Internet Service Provider E-mail

Users must employ their Clearwire electronic mail address for Internet electronic mail on their Clearwire computers. Use of a personal electronic mail address for this purpose is prohibited unless prior authorization is provided by the Information Technology department.

vii.	Establishing Network Connections

Unless the prior approval of the VP of Information Technology has been obtained, Clearwire employees must not establish Internet or other external network connections that could permit non-Clearwire users to gain access to Clearwire systems and information. These connections include direct Internet access circuits, other telecom circuits or dial-up lines, routers and firewalls. The establishment of multi-computer file systems, Internet pages, Internet commerce systems, and FTP servers also fall into this category.

viii.	Establishing New Business Channels

Unless the VP of Information Technology, the VP of Marketing, and the chief legal counsel have approved in advance, users must not use new or existing Internet connections to establish new business channels. These channels include electronic data interchange arrangements, electronic malls with online shopping, and online database services.

ix.	Conducting Business Over The Internet

Unless advance approval of the Purchasing department has been obtained, Clearwire employees must not purchase any goods or services through the Internet if these goods or services are offered by a business based in, or operating out of, a foreign country.
VI.	Personal Use
i.	Personal Use

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Clearwire Internal Use Only

Clearwire employees who have been granted Internet access and wish to explore the Internet for personal purposes must do so on personal time rather than company time. For example, games, news groups, and other non-business activities must be performed on personal, not company, time. Use of Clearwire computing resources for these personal purposes is permissible if the use does not consume more than a trivial amount of resources that could otherwise be used for business purposes, does not interfere with employee productivity, does not preempt any business activity, does not expose the computing resource to viruses or other security threats and does not cause distress, legal problems, or morale problems for other employees. Employees must not employ the Internet or other internal information systems in such a way that the productivity of other employees is eroded. Examples of this include chain letters and broadcast charitable solicitations. Clearwire computing resources must not be resold to other parties or used for any personal business purposes such as running a consulting business on off-hours.

ii.	Offensive Web Sites

Clearwire is not responsible for the content that users may encounter when they use the Internet. When and if users make a connection with web sites containing objectionable content, they must promptly move to another site or terminate their session. Users using Clearwire computers who discover they have connected with a web site that contains sexually explicit, racist, sexist, violent, or other potentially offensive material must immediately disconnect from that site.

iii.	Blocking Sites and Content Types

The ability to connect with a specific web site does not in itself imply that users of Clearwire systems are permitted to visit that site. Clearwire may, at its discretion, restrict or block the downloading of certain file types. These file types include but are not limited to graphic and music files.
VII.	Privacy Expectations
i.	No Default Protection

Users of Clearwire’s network using the Internet must realize that their communications are not automatically protected from viewing by other parties. Unless encryption is used, users must not send information over the Internet if they consider it to be confidential or private. This includes, but is not limited to, sending information over Internet e-mail, Internet chat and instant messaging.

ii.	Management Review

At any time and without prior notice, Clearwire management reserves the right to examine electronic mail messages, files on personal computers, web browser cache files, web browser bookmarks, logs of web sites visited, computer system configurations, and other information stored on or passing through Clearwire computers.

iii.	Junk Electronic Mail

Users must not use Clearwire computer systems for the transmission of unsolicited bulk electronic mail advertisements or commercial messages that are likely to trigger complaints from the recipients. These prohibited messages include a wide variety of unsolicited promotions and solicitations such as chain letters, pyramid schemes, and direct marketing pitches. When users receive unwanted and unsolicited electronic mail, they must refrain from responding directly to the sender.
VIII.	Reporting Security Problems
i.	Notification Process

The VP of Information Technology must be notified immediately when any Clearwire partner or other authorized user becomes aware of:
a.	Sensitive Clearwire information is lost, disclosed to unauthorized parties, or suspected of either,.

b.	Any unauthorized use or suspected use of Clearwire information systems.

c.	Passwords other system access control mechanisms are lost, stolen, or disclosed, or are suspected of being lost, stolen, or disclosed, the Clearwire Helpdesk must be notified immediately.

d.	All unusual systems behavior, such as missing files, frequent system crashes, and misrouted messages must be immediately reported to the Clearwire Helpdesk.

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The specifics of security problems must not be discussed widely but should instead be shared on a need-to-know basis.

ii.	False Security Reports

Clearwire employees who receive information about system vulnerabilities must forward it to the VP of Information Technology, who then will determine what if any action is appropriate. Clearwire employees must not personally redistribute system vulnerability information to other users.

iii.	Testing Controls

Clearwire employees must not test or probe security mechanisms at either Clearwire or other Internet sites unless they have obtained written permission from the VP of Information Technology. The possession or the usage of tools for detecting information system vulnerabilities, or tools for compromising information security mechanisms, are prohibited without the advance permission of the VP of Information Technology.

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V.	Clearwire Security Policy Standards: Electronic Mail
i.	Company Property—as a productivity enhancement tools, Clearwire encourages the business use of electronic communications systems, notably the Internet, telephone, pager, voice mail, electronic mail, and fax. Unless external parties have clearly noted copyrights or some other rights on the messages handled by these electronic communications systems, all messages generated on or handled by Clearwire electronic communications systems are considered to be the property of Clearwire.

ii.	Authorized Usage—Clearwire electronic communications systems generally must be used for business activities only. Incidental personal use is permissible as long as it does not consume more than a trivial amount of system resources, does not interfere with employee productivity, and does not preempt any business activity. Clearwire electronic communication systems must not be used for charitable fund raising campaigns, political advocacy efforts, religious efforts, private business activities, or personal amusement and entertainment. News feeds, electronic mail mailing lists, push data updates, and other mechanisms for receiving information over the Internet must be restricted to material that is clearly related to both Clearwire business and the duties of the receiving employees. Employees are reminded that the use of corporate information system resources must never create the appearance or the reality of inappropriate use.

iii.	Default Privileges—Electronic communication systems must be established and maintained such that only the privileges necessary to perform a job are granted to an employee. For example, when an employee’s relationship with Clearwire comes to an end, all of the employee’s privileges on Clearwire electronic communications systems also must cease. With the exception of emergencies and regular system maintenance notices, broadcast facilities must be used only after the permission of a department manager has been obtained.

iv.	User Separation—these facilities must be implemented where electronic communications systems provide the ability to separate the activities of different users. Electronic mail systems must employ personal user IDs and associated passwords. Unless a computerized fax mailbox system is employed, fax machines do not generally have separate mailboxes for different recipients, so such user separation is not required. Where Clearwire has established user separation, employees must not use the user ID or the identifier of any other user.

v.	User Accountability—Regardless of the circumstances, individual passwords must never be shared or revealed to anyone else besides the authorized user. Information Technology department staff must never ask users to reveal their passwords. If users need to share computer resident data, they should utilize message forwarding facilities, public directories on local area network servers, groupware databases, and other authorized information-sharing mechanisms.

vi.	User Identity—Misrepresenting, obscuring, suppressing, or replacing another user’s identity on an electronic communications system is forbidden. The user name, electronic mail address, organizational affiliation, and related information included with electronic messages or postings must reflect the actual originator of the messages or postings. With the exception of “hot lines” that are intended to be anonymous, employees must not send anonymous electronic communications. At a minimum, all employees must provide their name and phone number in all electronic communications. Electronic mail signatures indicating job title, company affiliation, address, and other particulars are strongly recommended for all electronic mail messages. Digital certificates are also recommended for electronic mail.

vii.	Use Only Clearwire Electronic Mail Systems—unless permission from the VP of Information Technology has been obtained, employees must not use their personal electronic mail accounts with an Internet service provider or any other external party for any Clearwire business messages. Employees must not use the electronic mail features found in web browsers for any Clearwire business communications. They must employ authorized Clearwire electronic mail software.

viii.	Use of Encryption Programs— Employees are reminded that, with the exception of internal electronic mail communications, Clearwire electronic communications systems are not encrypted by default. If sensitive information such as Confidential or Secret Information must be communicated by Internet electronic mail or Public Instant Messaging (IM), an encryption process approved by the Information Technology department must be employed. These encryption systems must protect the sensitive information from end to end. They

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must not involve decryption of the message content before the message reaches its intended final destination.

ix.	Labeling Electronic Mail Messages—all electronic mail messages containing sensitive information must include the appropriate classification in the subject line. This label will remind recipients that the information must not be disseminated further or be used for unintended purposes without the proper authorization. For information on proper classification labeling, refer to the Data Classification Policy.

x.	Respecting Intellectual Property Rights—although the Internet is an informal communications environment, copyright, patent, and trademark laws apply. Employees using Clearwire electronic mail systems must repost or reproduce material only after obtaining permission from the source, quote material from other sources only if these other sources are properly identified, and reveal internal Clearwire information on the Internet only if the information has been officially approved for public release. All information acquired from the Internet must be considered suspect until confirmed by another source.

xi.	Respecting Privacy Rights—accept as otherwise specifically approved by the VP of Information Technology, employees must not intercept or disclose, or assist in intercepting or disclosing, electronic communications. Clearwire is responsible for operating, maintaining, and protecting its electronic communications networks. To accomplish these objectives, it is occasionally necessary to intercept or disclose, or assist in intercepting or disclosing, electronic communications. To meet these objectives, Clearwire may employ content monitoring systems, message logging systems, and other electronic system management tools. Users of Clearwire systems should be aware that all information they send by using Clearwire’s networks or store on Clearwire systems may be reviewed by authorized Clearwire managers or by their designees and may be divulged to law enforcement at the discretion of Clearwire management.

xii.	No Guaranteed Message Privacy—Clearwire cannot guarantee that electronic communications will be private. Employees must be aware that electronic communications can, depending on the technology, be forwarded, intercepted, printed, and stored by others. Electronic communications can be accessed by people other than the intended recipients in accordance with this policy. Because messages can be stored in backups, electronic communications actually may be retrievable when a traditional paper letter would have been discarded or destroyed. Employees must be careful about the topics covered in Clearwire electronic communications, and must not send a message discussing anything that they would not be comfortable reading about on the front page of their local newspaper.

xiii.	Contents of Messages— Employees must not use profanity, obscenities, or derogatory remarks in electronic mail message discussing employees, customers, competitors, or others. Such remarks may create legal problems such as trade libel and defamation. Employees must concentrate on business matters in Clearwire electronic communications. As a matter of standard business practice, all Clearwire electronic communications must be consistent with conventional standards of ethical and polite conduct.

xiv.	Statistical Data—Consistent with generally-accepted business practice, Clearwire collects statistical data about its electronic communication systems. Using such information, technical support personnel monitor the use of electronic communications to ensure the ongoing availability, reliability, and security of these systems. Clearwire employs computer systems that analyze these types of statistical information to detect unauthorized usage, toll fraud, denial of service attacks, and other problems.

xv.	Incidental Disclosure—Technical support personnel must not review the content of an individual employee’s communications out of personal curiosity or at the request of individuals who have not gone through proper approval channels. Advance approval by the VP of Information Technology is required for all such monitoring.

xvi.	Handling Electronic Mail Attachments— Employees must not open electronic mail attachments unless they were expected from a trusted sender. When they are expected from a known and trusted sender, attachments must still be scanned with an approved virus package prior to being opened.

xvii.	Message Forwarding—Electronic communications users must exercise caution when forwarding messages. Clearwire sensitive information such as Confidential or Secret Information must not be forwarded to any external party without the prior approval of a local department manager. Blanket forwarding of messages to external parties is prohibited unless the prior permission of the Information Owner has been obtained. Messages sent by external parties must not be forwarded to other external parties unless the sender clearly intended this and such forwarding is necessary to accomplish a business objective. In all

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other cases, forwarding of messages sent by external parties to other external parties can be done only if the sender expressly agrees to this forwarding.

xviii.	Public Representations—No media advertisement, Internet home page, electronic bulletin board posting, electronic mail message, voice mail message, or any other public representation about Clearwire may be issued unless it has been approved by the Marketing or Public Relations departments. For information on public representation guidelines, refer to the External Communication Security Policy and the External Party Information Disclosure Policy.

xix.	Handling Alerts about Security—Users must promptly report all information security alerts, warnings, and reported vulnerabilities to the Information Technology department. The Information Technology department will determine appropriate action in response to such notices. Users must not utilize Clearwire systems to forward these notices to other users, whether the other users are internal or external to Clearwire. Users must promptly report all suspected security vulnerabilities or problems that they notice to Information Technology.

xx.	Unsolicited Electronic Mail—If Clearwire users are bothered by an excessive amount of unwanted messages from a particular organization or electronic mail address, they must not respond directly to the sender. Recipients must forward samples of the messages to the Clearwire Helpdesk for resolution. Employees must not send large number of messages to overload a server or user’s electronic mailbox in retaliation for any perceived issue.

xxi.	User Backup—if an electronic mail message contains information relevant to the completion of a business transaction, contains potentially important reference information, or has value as evidence of a Clearwire management decision; it must be retained for future reference. Users must regularly move important information from electronic mail message files to word processing documents, databases, and other files. Electronic mail inboxes must not be used for the archival storage of important information.

xxii.	Archival Storage—For information regarding the archiving of official Clearwire electronic mail messages, including those containing a formal management approval, authorization, delegation, or handing over of responsibility, or similar transactions, see the Document Retention Policy from the legal department.

xxiii.	Purging Electronic Messages—Messages no longer needed for business purposes must be periodically purged by users from their personal electronic message storage areas. For information on the proper retention or disposal of electronic mail messages, see the Document Retention Policy from the legal department.

xxiv.	Harassing or Offensive Materials—Clearwire computer and communications systems are not intended to be used for, and must not be used for, the exercise of employees’ right to free speech. Sexual, ethnic, and racial harassment, including unwanted telephone calls, electronic mail, and internal mail, is strictly prohibited. Employees who receive offensive unsolicited material from external sources must not forward or redistribute it to either internal or external parties, unless this forwarding or redistribution is to the Clearwire People Development department to assist with the investigation of a complaint.

xxv.	Responding Directly to the Sender—Employees must respond directly to the originator of offensive electronic mail messages, telephone calls, or other electronic communications. If the originator does not promptly stop sending offensive messages, employees must report the communications to their manager and the People Development department. Clearwire retains the right to remove from its information systems any material Clearwire managers view as offensive or potentially illegal.

xxvi.	Use at Your Own Risk— Employees access the Internet using Clearwire facilities at their own risk. Clearwire is not responsible for material viewed, downloaded, or received by users through the Internet. Electronic mail systems may deliver unsolicited messages that contain offensive content.

xxvii.	Establishing Electronic Business Systems—Although Clearwire implements electronic data interchange (EDI), Internet commerce, and other electronic business systems with external parties, all contracts must be formed by paper documents prior to purchasing or selling through electronic systems. EDI, electronic mail, and similar binding business messages must be releases against blanket orders, such as a blanket purchase order. All electronic commerce systems must be approved by the VP of Information Technology and the chief legal counsel prior to usage.

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xxviii.	Paper Confirmation for Contracts—all contracts formed through electronic offer and acceptance messages must be formalized and confirmed through paper documents within two weeks of acceptance.

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VI.	Clearwire Security Policy Standards Data Classification
I.	Introduction and Overview
i.	User Responsibility—every user who has access to Clearwire information or information systems has an important information security role in the organization. For example, each one of these users is personally responsible for the protection of information that has been entrusted to his or her care. All users who come into contact with sensitive Clearwire internal information are expected to familiarize themselves with this Data Classification Policy and to consistently use these same ideas in their daily Clearwire business activities. Sensitive information is either Confidential or Secret information, and both are defined later in this document. Although this policy provides overall guidance, to achieve consistent information protection, users are expected to apply and extend these concepts to fit the needs of day-to-day operations. This document provides a conceptual model for classifying information based on its sensitivity, and an overview of the required approaches to protect information based on these same sensitivity classifications.

ii.	Addresses Major Risks—The Clearwire data classification system, as defined in this document, is based on the concept of need to know. This term means that information is not disclosed to any person who does not have a legitimate and demonstrable business need to receive the information. This concept, when combined with the policies defined in this document, will protect Clearwire information from unauthorized disclosure, use, modification, and deletion.

iii.	Consistent Approach required—a single lapse in information security can have significant long-term consequences. Consistent use of this data classification system is essential if sensitive information is to be adequately protected. Without the consistent use of this data classification system, Clearwire unduly risks loss of customer relationships, loss of public confidence, internal operational disruption, excessive costs, and competitive disadvantage. This policy consistently protects sensitive information no matter what form it takes, what technology is used to process it, who handles it, where the information may be located, and in what stage of its life cycle the information may be.

iv.	Applicable Information—this data classification policy is applicable to all information in the possession or under the control of Clearwire. For example, confidential information entrusted to Clearwire by customers, business partners, suppliers, and other external parties must be protected with this data classification policy. Users are expected to protect external party information with the same care that they protect Clearwire information. No distinctions between the words “data,” “information,” “knowledge,” and “wisdom” are made for purposes of this policy.

v.	Trade Secrets—one special type of sensitive information is called a Trade Secret. Trade Secrets are a type of proprietary information that gives Clearwire competitive advantage in some manner. This document covers Trade Secrets, all of which need to be separately designated. Trade Secrets must be identified as such prior to being disclosed to any user. By default, all Trade Secrets are classified as Secret information. The Clearwire chief legal counsel is the only person authorized to designate any Clearwire information as a Trade Secret.
II.	Access Control
i.	Need to Know—every one of the policy requirements set forth in this document is based on the concept of need to know. If a user is unclear how the requirements set forth in this policy should be applied to any particular circumstance, he or she must conservatively apply the need to know concept. That is to say that information must be disclosed only to those people who have a legitimate business need for the information. This principle applies to private employee information such as medical histories, just as it applies to proprietary corporate information such as plans for a new product.

ii.	System Access Controls—Access to all Clearwire sensitive computer-resident information must be protected by access controls to ensure that it is not improperly disclosed, modified, deleted, or rendered unavailable. Whatever technology is employed, access must be controlled for each individual based on that individual’s need to know. The notion of the need to know includes not only viewing information, but other privileges such as modifying information or using information to complete a transaction. Clearwire access control systems must log which users accessed what sensitive data, and the time and date of each such access. Each log entry must be preserved and not overwritten by subsequent entries.

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iii.	Access Granting Decisions—Access to Clearwire sensitive information must be provided only after the written authorization of the information Owner has been obtained. Custodians of the involved information must refer all requests for access to the relevant Owners or their delegates. Standard templates of system privileges are defined for all job titles, and Owners approve these privileges in advance. Special needs for other access privileges will be dealt with on a request-by-request basis.
III.	Classification Labels
i.	Owners and Production Information—all production information types possessed by or used by a particular organizational unit within Clearwire must have a designated Owner. Production information is information routinely used to accomplish business objectives. Examples include payroll summaries, shipping schedules, and managerial cost accounting reports. Information Owners are responsible for assigning appropriate sensitivity classifications as defined below. Owners do not legally own the information entrusted to their care. They are instead designated members of the Clearwire management team who act as stewards, and who supervise the ways in which certain types of information are used and protected.

ii.	SECRET—this classification label applies to the most sensitive business information that is intended for use strictly within Clearwire. Its unauthorized disclosure could seriously and adversely impact Clearwire, its customers, its business partners, and its suppliers. Examples include merger and acquisition documents, corporate level strategic plans, litigation strategy memos, and reports on breakthrough new product research, and Trade Secrets such as certain computer programs.

iii.	CONFIDENTIAL—this classification label applies to less-sensitive business information that is intended for use within Clearwire. Its unauthorized disclosure could adversely impact Clearwire or its customers, suppliers, business partners, or employees. Information that some people would consider to be private is included in this classification. Examples include employee performance evaluations, customer transaction data, strategic alliance agreements, unpublished internally-generated market research, computer passwords, identity token personal identification numbers, and internal audit reports.

iv.	FOR INTERNAL USE ONLY—this classification label applies to all other information that does not clearly fit into the previous two classifications and that has not been designated as public. While its unauthorized disclosure is against policy, it is not expected to seriously or adversely impacts Clearwire or its employees, suppliers, business partners, or its customers. Examples include the Clearwire telephone directory, dial-up computer access numbers, new employee training materials, and internal policy manuals.

v.	PUBLIC—This classification applies to information that has been approved by Clearwire management for release to the public. By definition, there is no such thing as unauthorized disclosure of this information and it may be disseminated without potential harm. Examples include product and service brochures, advertisements, job opening announcements, and press releases.

vi.	Other Labels—Clearwire department or division-specific data classification labels are permissible, but must be consistent with and supplemental to the Clearwire data classification system. These supplementary labels might for example include the use of words like “Private” or “Financial.” Any supplementary labels must be used with the classification labels described in this policy rather than as substitutes for those labels.

vii.	Owners and Access Decisions—Owners must make decisions about who will be permitted to gain access to information, and the uses to which this information will be put. Owners must take steps to ensure that appropriate controls are utilized in the storage, handling, distribution, and regular usage of information.
IV.	Labeling
i.	Consistent Classification Labeling—if information is sensitive, from the time it is created until the time it is destroyed or declassified, it must be labeled with an appropriate data classification designation. Such markings must appear on all manifestations of the information, such as hard copies, floppy disks, and CD-ROMs. Users must not remove or change data classification system labels for sensitive information unless the permission of the Owner has been obtained.

ii.	What Gets Labeled—the vast majority of Clearwire information falls into the Internal Use Only category. For this reason, it is not necessary to apply a label to Internal Use Only information. Information without a label is by default classified as Internal Use Only.

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iii.	Labels Believed to Be Incorrect—If the recipient of Clearwire internal information believes that the data classification label accompanying this information is incorrect, the recipient must protect the information in a manner consistent with the more stringent of the two possible classification labels. Before using this information or distributing it to any other party, such a recipient must check with the information Owner to ensure that the label currently applied to the information is correct.

iv.	Information Collections—Users who create or update a collection of information are responsible for choosing an appropriate data classification label for the new collection. This label must be consistent with the decisions made by the relevant Owners and generally should be the most restricted classification level found in the collection. For example, if a new database is being created, and if it contains Internal Use Only and Confidential information, then the entire database must be classified as Confidential. Other examples of such collections include an internally-generated competitive intelligence report, management decision background reports, and access-controlled intranet pages. At the time that it is being compiled, every user creating a new collection of this nature must notify the involved information Owner about the creation of their new collection.

v.	Storage Media—If information recorded on computer storage media with a higher sensitivity classification is moved to media with a lower sensitivity classification, then the media with the lower sensitivity classification must be upgraded so that its classification reflects the highest sensitivity classification. For example, if information labeled Secret were to be placed on an external disk drive containing information with no label, then the external disk drive must immediately be reclassified as Secret. If information with several different data classification levels is resident on a single computer, then the system controls must reflect the requirements associated with most restrictive data classification level. In general, because it increases handling costs and operational complexity, commingling information with different sensitivity classifications is discouraged.

vi.	Labels for Externally-Supplied Information—With the exception of general business correspondence and copyrighted software, all externally-provided information that is not clearly in the public domain must receive a Clearwire data classification system label. The Clearwire user who receives this information is responsible for assigning an appropriate classification on behalf of the external party. When assigning a Clearwire classification label, this staff member must preserve copyright notices, author credits, guidelines for interpretation, and information about restricted dissemination.

vii.	Labeling Hardcopy—all printed, handwritten, or other paper manifestations of sensitive information must have a clearly-evident sensitivity label on the bottom of each page. If bound, all paper manifestations of sensitive information must have an appropriate sensitivity label on the front cover, the title page, and the rear cover. The cover sheet for faxes containing sensitive information must contain the appropriate classification label. Microfiche and microfilm also must contain labels if they contain sensitive information.

viii.	Labeling Computer Storage Media—All CD-ROMs, and other computer storage media containing sensitive information must be externally labeled with the appropriate sensitivity classification. Unless it would adversely affect the operation of an application program, computer files containing sensitive information must also clearly indicate the relevant classification label in the first two data lines.

ix.	Other Displays—If information is sensitive, all instances in which it is displayed on a screen or otherwise presented to a computer user must involve an indication of the information’s sensitivity classification. Teleconferences and telephone conference calls where sensitive information will be discussed must be preceded by a statement about the sensitivity of the information involved. Teleconferences and telephone calls where sensitive information is discussed must be preceded by a determination that all parties to the discussion are authorized to receive the sensitive information. Persons other than those specifically invited must not attend meetings where sensitive information will be discussed.

x.	Additional Public Information Labels—Unless it is unquestionably already public information, all Clearwire information with a Public label must also be labeled “Approved For Public Release” along with the date when the Owner declared the information Public.

xi.	Dictation Machines And Tape Recorders—To reduce the chance of unauthorized disclosure, in general, users must not record sensitive information with dictation machines, tape recorders, telephone answering machines, or similar devices. If the use of these devices is an operational necessity, the proper sensitivity classification must be specified at the beginning and end of each segment of sensitive information. In this

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case, the recording media must also be marked with the most stringent data classification found on the media. In addition, the media must be protected in accordance with the most stringent classification found on the media, and erased as soon as possible.
V.	External Party Interactions
i.	External Parties And The Need To Know—Unless it has been specifically designated as Public, all Clearwire internal information must be protected from disclosure to external parties. External parties may be given access to Clearwire internal information only when a demonstrable need to know exists, and when such a disclosure has been expressly authorized by the relevant Clearwire information Owner. Contractors, consultants, temporaries, volunteers and every other type of individual or entity that is not a Clearwire employee, is by definition a external party for purposes of this policy.

ii.	Disclosures To External Parties And Non-Disclosure Agreements—The disclosure of sensitive information to consultants, contractors, temporaries, or any other external parties must be preceded by the receipt of a signed Clearwire Non-Disclosure Agreement.

iii.	Disclosures From External Parties And Non-Disclosure Agreements—Employees must not sign non-disclosure agreements provided by external parties without the authorization of Clearwire legal counsel designated to handle intellectual property matters. These forms may contain terms and conditions that unduly restrict the future business directions of Clearwire.

iv.	External Party Requests For Clearwire Information—Unless a user has been authorized by the information Owner to make public disclosures, all requests for information about Clearwire and its business must be referred to Public Relations. Such requests include questionnaires, surveys, and newspaper interviews. This policy does not apply to sales and marketing information about Clearwire products and services, nor does it pertain to customer support calls.

v.	Prior Review—Every speech, presentation, technical paper, book, or other communication to be delivered to the public must have been approved for release by the involved employee’s immediate manager. This policy applies if the employee will represent Clearwire or discuss Clearwire affairs, or if the communication is based on information obtained in the course of performing Clearwire job duties. If new products, research results, corporate strategies, customer information, or marketing approaches are to be divulged, prior approval of the Public Relations department and the Legal department also must be obtained.

vi.	Owner Notification—If sensitive information is lost, is disclosed to unauthorized parties, or is suspected of being lost or disclosed to unauthorized parties, the information Owner must be notified immediately.
VI.	Shipping And Handling
i.	Unattended Printing—Printers must not be left unattended if sensitive information is being printed or soon will be printed. The persons attending the printer must be authorized to examine the printed information. Unattended printing of sensitive information is permitted only if physical access controls are used to prevent unauthorized persons from entering the area by the printer and viewing the material being printed.

ii.	Use Of Outside Services—Prior to sending any sensitive information to a external party for copying, printing, formatting, or other handling, the external party must sign a Clearwire Non-Disclosure Agreement.

iii.	Page Numbering—All sensitive Clearwire information manifested in paper form must indicate both the current and the last page, for example, “Page X of Y.”

iv.	External Storage Media—All sensitive information recorded on external computer media (including personal computers) and stored or used outside Clearwire offices must be in encrypted form. If an encryption system with key escrow is not used for this purpose, all keys used to make these backup copies must be promptly provided to the Information Technology department shortly after their initial use.

v.	Delivery Of Computer Output—Sensitive computer system output must be personally delivered to the designated recipients. Such output must not be delivered to an unattended desk, placed in an uncontrolled computer output receptacle, or left out in the open in an unoccupied office. It may be made available to only the designated recipients through password-protected fax mailboxes, departmental or personal computer output lockers, or other physical security methods.

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vi.	Oral Warnings—If Confidential information is released orally in a meeting, seminar, lecture, or related presentation, the speaker must communicate the sensitivity of the information. The speaker must remind the audience to use discretion when disclosing it to others. Visual aids such as projector slides and overhead transparencies must include the appropriate data classification labels.

vii.	Cellular And Cordless Phones—Unless an encrypted link has been established, users must never discuss sensitive information over cellular or cordless phones. For the same reason, radio local area networks must not be used to transmit sensitive information unless an encryption process approved by the Information Technology department is consistently employed. Computer links established over cellular phones or other airwave broadcast systems must not include the transfer of sensitive information unless the link is known to be encrypted. Internet telephone facilities must not be employed to discuss sensitive Clearwire information unless the link is encrypted.
VII.	Declassification and Downgrading
i.	Dates For Reclassification—If known, the date that Secret or Confidential information will no longer be sensitive or declassified must be indicated on all Clearwire sensitive information. This will assist those in possession of the information with its proper handling, even if these people have not been in recent communication with the information’s Owner. Those users in possession of sensitive information that was slated to be declassified on a date that has come and gone, but is not known definitively to have been declassified, must check with the information Owner before they disclose the information to any external parties.

ii.	Classification Extensions—The designated information Owner may, at any time prior to scheduled declassification or downgrading, extend the period that information is to remain at its current classification level. To achieve this, the Owner must change the declassification or downgrading date appearing on the original document, and notify all known recipients and Custodians. Owners must not specify a date for declassification or downgrading unless they are relatively sure that the date will not be changed.

iii.	Notifications—The designated information Owner may, at any time, declassify or downgrade the classification of information entrusted to his or her care. To achieve this, the Owner must change the classification label appearing on the original document, and notify all known recipients and Custodians.

iv.	Schedule For Review—To determine whether sensitive information may be declassified or downgraded, at least once annually, information Owners must review the sensitivity classifications assigned to information for which they are responsible. From the standpoint of sensitivity, information must be declassified or downgraded as soon as practical. Owners must follow the guidelines for declassification and downgrading as specified in the Information Ownership Policy.

v.	No Unauthorized Downgrading—Users must not move information classified at a certain sensitivity level to a less sensitive level unless this action is a formal part of a declassification or downgrading process approved by the Owner.
VIII.	Destruction & Disposal
i.	Destruction And Disposal—All Clearwire information must be destroyed or disposed of when no longer needed for business purposes. To support this policy, information Owners must review the continued value and usefulness of information on a periodic basis. Owners also must review the data retention schedule issued by the Legal department to determine the minimum legal periods that information must be retained.

ii.	Destruction And Locked Boxes—All sensitive information no longer being used or no longer needed must be placed in designated locked boxes until such time as authorized Clearwire personnel or a bonded destruction service picks it up. If no locked disposal boxes are in the immediate vicinity, sensitive information in hardcopy form must be either shredded or incinerated, while sensitive information in all other forms must be delivered to the Information Technology department for secure destruction. Erasing or reformatting magnetic media such as floppy disks is not an acceptable data destruction method. The use of overwriting programs approved by the Information Technology department is permissible as a way to destroy sensitive information on magnetic storage media such as external disk drives. Only after these programs have been used can storage media containing sensitive information be reused, trashed, recycled, or donated to charity.

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iii.	Destruction Approval—Users must not destroy or dispose of potentially important Clearwire records or information without specific advance management approval. Unauthorized destruction or disposal of Clearwire records or information will subject the user to disciplinary action including termination and prosecution. Records and information must be retained if they are likely to be needed in the future, regulation or statute requires their retention, or they are likely to be needed for the investigation or prosecution of unauthorized, illegal, or abusive acts. Any questions about data destruction must be referred to the information Owner or the Owner’s delegate.

iv.	Permissible Destruction—Users may destroy Clearwire records when approval has been granted by written instructions from the Owner or the Owner’s delegate, an Information Technology department memo detailing the type of records that may be destroyed and when, or the records retention and disposition schedule issued by the Legal department. Destruction is defined as any action that prevents the recovery of information from the storage medium on which it is recorded.

v.	Intermediate Products—All materials used in the handling of sensitive information, which could be analyzed to deduce sensitive information, must be destroyed in a manner similar to that required for sensitive information. This policy covers typewriter ribbons, carbon paper sheets, mimeograph stencil masters, photographic negatives, aborted computer hardcopy output, and unacceptable photocopies.

vi.	Photocopies—All waste copies of Secret information that are generated in the course of copying, printing, or other sensitive information handling must be destroyed according to the instructions found in this policy. If a copy machine jams or malfunctions when users are making copies of Secret information, the involved users must not leave the machine until all copies of the information are removed from the machine or destroyed beyond recognition.

vii.	Equipment Disposal Or Servicing—Before computer or communications equipment is sent to a vendor for trade, servicing, or disposal, all Clearwire sensitive information must be destroyed or concealed according to methods approved by the Information Technology department. Internal hard drives and other computer storage media may not be donated to charity, disposed of in the trash, or otherwise recycled unless they have been subjected to overwriting processes approved by the Information Technology department.
IX.	Physical Security
i.	Office Access—Access to every office, computer room, and work area containing sensitive information must be physically restricted. Management responsible for the staff working in these areas must consult the Facilities department to determine the appropriate access control method.

ii.	Encrypted —Sensitive information must be protected from unauthorized disclosure via encryption. Encryption techniques approved by Clearwire Information Technology department must be used to store any sensitive information on any computer or storage device not already protected by an equivalent or compensating control approved by Clearwire Information Security.

iii.	Locked When Not In Use—When not in use, sensitive information must be protected from unauthorized disclosure. When left in an unattended room, such information must be locked in appropriate containers. If a Custodian of such information believes he or she will be away for less than 30 minutes, the information may be left on a desk or in some other readily-observed spot only if all doors and windows to the unattended room are closed and locked.

iv.	Unauthorized Screen Viewing— Employees should utilize privacy filters when viewing customer sensitive information.
X.	Special Considerations For Sensitive Information
i.	Background Checks—All users who will have access to Sensitive information must have passed a standardized background check performed by the Human Resources department. Access to Sensitive information must not be provided before this background check is completed.

ii.	Storage On Personal Computers—If Sensitive information is going to be stored on a personal computer, portable computer, personal digital assistant, or any other single-user system, the system must support and continuously run an access control package approved by the Information Technology department. When these users are not currently accessing or otherwise actively using the Sensitive information on such a

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machine, they must not leave the machine without logging off, invoking a screen saver, or otherwise restricting access to the Sensitive information.

iii.	Numbering Document Copies—All copies of Secret documents must be individually numbered with a sequence number to ensure that the persons responsible for the documents and the location of the documents can both be readily tracked. Hardcopy manifestations of Secret information must include the words “Do Not Copy Without Explicit Permission From The Information Owner.”

iv.	Secret Information Logs—When Secret information is involved, the Owner or delegate of the Owner must keep a log reflecting the number of copies made, the location of copies, the names of recipients, the addresses of recipients, and any persons viewing the copies. This log must be maintained as long as such information retains a Secret sensitivity classification. This log also must be classified as Secret. All production application systems that handle Secret Clearwire information must generate logs that show every addition, modification, and deletion to such Secret information.

v.	Removal From Offices—Secret Clearwire information must not leave Clearwire offices unless the approval of the information Owner has been obtained.

vi.	Couriers—Secret information in hardcopy form must be sent by trusted courier or registered mail. Other methods such as regular mail are prohibited. All deliveries of Secret information must be conducted such that the intended recipient personally acknowledges that the information has been received. Delivery of secret information to intermediaries such as receptionists is prohibited.

vii.	Transportation With Computers—Users in the possession of portable, laptop, notebook, handheld, personal digital assistant, and other transportable computers containing Secret or Confidential Clearwire information must not leave these computers unattended at any time unless the Secret or Confidential information has been encrypted. If Secret or Confidential data is to be transported in computer-readable storage media, it must be in encrypted form.

viii.	Viewing In Public— Secret information must not be read, discussed, or otherwise exposed on airplanes, or in restaurants, elevators, restrooms, or other public places. Clearwire users must not take Secret Clearwire information into another country unless permission has been obtained from the information Owner.

ix.	Transmission Over Networks—If Clearwire Secret information is to be transmitted over any communication network, it must be sent only in encrypted form. Such networks include internal electronic mail systems, and the Internet. All such transmissions must use a virtual private network or similar software as approved by the Information Technology department.

x.	Transfer To Another Computer—Before any Sensitive information may be transferred from one computer to another, the person making the transfer must ensure that access controls on the destination computer are commensurate with access controls on the originating computer. If comparable security cannot be provided with the destination system’s access controls, then the information must not be transferred.

xi.	Fax Transmission—Secret information must not be sent to an unattended fax machine unless the destination machine is in a locked room for which only people authorized to receive the information possess the keys. Transmission to a fax server that uses passwords to control access to received faxes is a permissible exception to this policy.

xii.

xiii.	Speaker Phones—Secret information must not be discussed on speakerphones unless all participating parties acknowledge that no unauthorized persons are in close proximity such that they might overhear the conversation. Users must refrain from leaving messages containing Secret information on answering machines or voice mail systems.

xiv.	Telephone Conversations—Users must take steps to avoid discussing Secret information when on the telephone. If discussion of such information is absolutely required, users must use guarded terms and refrain from mentioning sensitive details beyond those needed to get the job done.

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VII.	Clearwire Security Policies & Standards: External Communications
i.	Policy Objectives and Scope—This policy describes the security requirements for remote information systems connections to Clearwire internal computers and networks. It covers a wide variety of technologies including cellular phone connections, dial-up modem links, VPN connections, value-added networks, and Internet value-added networks. Every individual user or organization making these and other types of automated remote connections to Clearwire internal computers and networks must follow the rules described here.

ii.	External Connections Require Approval—Access to Clearwire internal networks from remote locations including user homes, hotel rooms, and customer offices must, in all instances, be approved in advance by the involved user’s immediate manager. Such remote access is not a universal fringe benefit and may be revoked at any time for cause, including for unsatisfactory performance and for non-compliance with security policies. Further details about this approval process can be found within the Telecommuting and Mobile Computer Security Policy.

iii.	External Party Access to Clearwire Internal Networks—In strictly controlled situations, Clearwire permits external parties to access Clearwire internal networks and connected computer systems. Both the Owner of the information to which the external party will be given access and the project manager in charge of the external party work must agree in writing to such access before it will be established. The decision-making process for granting such access includes consideration of the controls on the systems to be connected, the external party’s security policies, whether a Non-Disclosure Agreement has been signed, and the results of a background check. System privileges for these external parties must be strictly limited to the system facilities and information needed to achieve predefined business objectives. These access privileges must be reviewed every six months or less by the relevant project manager to determine whether they need to be continued.

iv.	Vendor Access—Vendors who have sold Clearwire hardware, software, or communication services are not automatically granted repeated access to Clearwire internal computers or networks. They must go either through the approval process described in the previous paragraph, or go through a separate remote access for systems maintenance process administered by the Information Technology department. A system administrator may enable temporary remote access privileges for vendors without going through either of these approval processes. This temporary access must be granted only for the time period required to accomplish approved tasks, for one day or less. This temporary access may be provided only if the system administrator has positively identified the vendor personnel before the connection is established, and only if all of the vendor’s activity is logged while the connection exists.

v.	External Party Compliance Statement—All external parties wanting to remotely access Clearwire internal computers or networks must sign a compliance statement prior to being issued a user ID. If a certain external party already has a user ID, a signature must be obtained prior to receiving a renewed user ID. This renewal process takes place every six months. A signature on this compliance statement indicates that the user understands and agrees to adhere to Clearwire policies and procedures related to computers and networks. Clearwire retains the right to periodically audit external parties who have access to Clearwire computers and networks to ensure compliance with this and other policies and requirements.

vi.	Responsibility for User IDs—All users including external parties are responsible for the activity performed with their personal user IDs, despite whether these user IDs are connecting through external network facilities. User IDs must never be shared with associates, friends, family members, or others. User IDs must not be utilized by anyone but the individuals to whom they have been issued. Users are forbidden from performing any activity with a user ID that belongs to another individual.

vii.	Default to Denial—If a Clearwire computer or network access control system is not functioning properly, it must be programmed to default to deny privileges to users. If access control systems are malfunctioning, the systems they support must be programmed to remain unavailable until such time as the problem has been rectified.

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xv.	Outbound Connections—Computer network connections initiated from inside an official Clearwire office must be routed through Internet firewalls, other systems, or a combination of defenses, each of which must be approved by the Information Technology department to provide secure network access.

xvi.	Modems on Personal Computers—Personal computers inside Clearwire offices are not permitted to have modems in auto-answer mode, with communications software enabled, such that inbound traffic could be received without prior approval from the Inforamtion Technology department.

xvii.	Encrypted Links—Whenever a computer network connection is established between a Clearwire computer and another computer at a location outside an official Clearwire office, and whenever this connection transmits or is likely to transmit either Confidential or Secret information, the link must be encrypted. Such encryption must be accomplished only with systems approved by the Information Technology department. These systems include virtual private networks (VPN) that incorporate not only encryption but also user authentication mechanisms.

xviii.	Privilege Access Controls—All computers permanently or intermittently connected either to external networks or to Clearwire networks must operate with privilege access controls approved by the Information Technology department. Multi-user systems must employ user IDs unique to each user, and user privilege restriction mechanisms including directory and file access permissions. Network-connected single-user systems must employ hardware or software mechanisms approved by the Information Technology department that control system booting and that include a time-out-after-no-activity screen saver.

xix.	Changing Initial Passwords—All vendor-supplied default passwords or other alternative access mechanisms must be changed before any computer or communications system is used for any Clearwire business activity. This policy applies to passwords associated with user IDs and passwords associated with system administrators and other privileged user IDs.

xx.	Shared File Systems—The establishment of a connection between any external computer or network and a Clearwire internal computer or network must not involve the use of shared file systems. An exception will be made if the Information Technology department approves the configuration prior to usage.

xxi.	Required Virus Checking Programs—Current virus-checking programs approved by the Information Technology department must be continuously enabled on all web servers, local area network servers, mail servers, firewalls, and networked personal computers. An exception may be made by the Information Technology department in those cases where the operating system is not generally subject to viruses.

xxii.	Eradicating Viruses—Users must not attempt to eradicate virus without expert assistance. If users suspect infection by a virus, or if virus detection software indicates an infection, users must immediately stop using the involved computer, physically disconnect the machine from all networks, and call the Clearwire Helpdesk (425-216-7199). If the suspected virus appears to be damaging information or software, users must turn off the computer immediately.

xxiii.	Decompress Before Running Virus Software—All externally-supplied, computer-readable files must be decompressed prior to being subjected to an approved virus-checking process. This applies to encrypted as well as to unencrypted files.

xxiv.	Un-patched Or Virus-Infested Systems—Users who have not installed the required software patches on their remote computers or whose systems are virus-infested must be disconnected from the Clearwire network until they have reestablished a secure computing environment. To regularly check the status of remotely-connected systems, Clearwire must use remote administration software that examines stored files, system configurations, and software installed. Users making connection to a Clearwire network are deemed to agree to such remote monitoring.

xxv.	Downloading Software—Users must not download software from dial-up electronic bulletin board systems, the Internet, or other systems outside Clearwire. An exception is made for system administrators and other authorized technical personnel downloading patches and updated software packages. An exception is provided for external network automated software distribution systems, such as those that distribute the latest virus-checking software, if they have been approved by the Information Technology department.

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xxvi.	Downloading Content and Assigning Labels—With the exception of general business correspondence and copyrighted software, all externally-provided information that is not clearly in the public domain must receive a Clearwire information classification system label. The Clearwire user who receives this information is responsible for assigning an appropriate classification label on behalf of the external party. When assigning a classification label, the user must preserve copyright notices, author credits, guidelines for interpretation, and information about restricted dissemination. Further details can be found in the Data Classification Policy.

xxvii.	Reliance on Downloaded Content—All information acquired from the Internet and other external networks must be considered suspect until confirmed by separate information from another source.

xxviii.	Time-Out After No Activity—All information systems accepting remote connections from public networks such as the dial-up phone network or the Internet must include a time-out mechanism. This mechanism must terminate all sessions without activity for a period of 60 minutes or less. All user IDs registered to networks or computers with external access facilities must be automatically suspended after 60 days of inactivity.

xxix.	Failure to Establish a Connection—All Clearwire computers with interfaces to external networks must temporarily terminate the connection or time out the user ID for at least 15 minutes following a sequence of several unsuccessful attempts to log on. Repeated unsuccessful attempts to establish a connection using a privileged user ID must not result in revocation.

xxx.	No Trespassing Banners—Where systems software permits, logon banners must be used on all Clearwire networks and computers that are directly accessible through external networks. These banners must employ standard no trespassing warning notices adopted by the Information Technology department. These banners must refrain from disclosing the fact that Clearwire systems have been reached, the nature of the information available on these systems, and the specific systems software running on these computers. Web servers, telephone voice response units, and other systems that are designed to respond to anonymous users do not need to have such banners.

xxxi.	Anonymous Interaction—With the exception of web servers, electronic bulletin boards, or other systems where all regular users are anonymous, users must not log on to any Clearwire system or network anonymously. If users employ systems facilities that permit them to change their active user ID to gain certain privileges, they must have initially logged on employing a user ID that clearly indicates their identity.

xxxii.	Logs for Externally Connected Systems—All Clearwire computers and networks that interface to external networks must keep system logs that indicate the identity and activity performed by each user who accesses these systems. These logs must indicate time of day, date, user ID employed, any privileges utilized, and other details associated with all connections. System administrators must review summaries of these logs. System administrators may employ automated intrusion detection systems approved by the Information Technology department to immediately inform them of suspicious activity.

xxxiii.	Flow Control for Externally Connected Systems—All Clearwire networks that are connected to external networks must employ flow control mechanisms approved by the Information Technology department to restrict the machines to which users can connect based on the need for such access. Flow control can be implemented through internal firewalls, routers, gateways, front-ends, and other network components.

viii.	Browsing—With the exception of the Clearwire intranet, users must not browse Clearwire systems or networks. For example, curious searching for interesting files and programs in the directories of other users is prohibited. Steps taken to legitimately locate information needed to perform one’s job are not considered browsing. This statement regarding browsing does not apply to external networks such as the Internet.

ix.	Gaining Unauthorized Access—Users using Clearwire computer networks must not gain or attempt to gain unauthorized access to any information system or network to which they have not been expressly granted access. Users using Clearwire computer networks are prohibited from damaging, disrupting, or interfering with the operations of multi-user information systems to which they are connected. Users must not capture or otherwise be in possession of passwords, encryption keys, or any other access control mechanisms that have not been expressly assigned to them. Users are prohibited from possessing or using software tools that could provide unauthorized access to system resources.

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x.	Changes to Clearwire Networks—Changes to Clearwire internal networks include loading new software, changing network addresses, reconfiguring routers, and adding dial-up lines. With the exception of emergency situations, all changes to Clearwire computer networks must be documented in a Work Order Request or Change Request ticket, and must be approved in advance by the Information Technology department. Emergency changes to Clearwire networks must only be made by persons who are authorized by the Information Technology department.

xi.	Establishing System Connections—Users must not establish or make arrangements for the establishment of electronic bulletin boards, local area networks, modem connections to existing local area networks, or other multi-user systems for communicating information without the specific approval of the VP of the Information Technology department. New types of real-time connections between two or more in-house computer systems must not be established unless such approval has been obtained.

xii.	Installation of Communications Lines—Users and external parties must not make arrangements for, or complete the installation of, voice or data lines with any carrier, if they have not obtained approval from the VP of the Information Technology department.

xiii.	Subscription to External Networks—Users must not establish connections with Internet service providers or other external networks for the transmission of Clearwire data unless the VP of the Information Security department has approved this arrangement. For further information about establishing network connections, see the Internet Communications Policy.

xiv.	Establishing New Business Networks—Unless the VP of Information Technology and the chief legal counsel have approved, users must not use the Internet or any other external network to establish new or different business channels. These channels include but may not be limited to electronic data interchange arrangements, electronic malls with online shopping, online database services, and acceptance of credit cards through the Internet.

xv.	Participation in External Networks—Participation in external networks as a provider of services that external parties rely on is expressly prohibited unless the Clearwire chief legal counsel has identified the legal risks involved, and the VP of the Information Technology department has expressly accepted these and other risks associated with the proposal.

xvi.	Disclosure of Systems Information—The internal addresses, configurations, and related system design information for Clearwire computers and networks is Secret and must not be released to external parties who have not demonstrated a need to know such information. The security measures employed to protect Clearwire computers and networks is Secret and must be similarly protected.

xvii.	Related Information—For additional information on related topics, see the policies entitled Telecommuting and Mobile Computer Security Policy, and External Party Information Disclosure Policy.

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VIII.	Clearwire Security Policies & Standards: External Party Information Disclosure
I.	Determining If Disclosure Is Appropriate
i.	Duty To Take Special Care—To the extent required to perform their job duties, users are given access to Clearwire sensitive internal information. Proper protection of this information is essential if the interests of not only Clearwire, but also customers and business partners, are to be preserved. These interests include maintenance of competitive advantage, trade secret protection, and preservation of personal privacy. As indicated in the non-disclosure agreement signed by all users, special care must be taken to prevent disclosure of sensitive internal information to unauthorized external parties.

ii.	Sources Of Additional Information—While this policy describes the considerations that users should bear in mind before, during, and after disclosure to external parties, it cannot specifically address every possible situation. Questions about the disclosure of specific information must be directed to the relevant information Owner. Additionally, users are expected to extend these policies to fit the specific circumstances they face, to use their professional judgment, and to ask the Information Technology department or the Legal department for guidance in those instances where the appropriate handling of sensitive information is unclear.

iii.	Two Types Of Information—For the purpose of this policy, there are basically two types of information. The first type of information has been approved for release to a specific group such as customers, an organization such as a regulatory agency, or an individual such as a contractor. Information that has been specifically designated as Public also falls into this first category. If the party requesting information falls within the limits of the approved group of recipients, or if the Public label has been applied, then no Owner approval is required. The second type of information has not yet been approved for release to a specific group, organization, or individual. This policy discusses the specific requirements for dealing with the second category. Additional guidance may be found in the Data Classification Policy.

iv.	External Parties And The Need To Know—Unless it has specifically been designated as Public, all Clearwire internal information must be protected from unauthorized disclosure to external parties. External parties may be given access to Clearwire internal information only when a demonstrable need to know exists, and when such a disclosure has been expressly authorized by the relevant Clearwire information Owner.

v.	Non-Disclosure Agreements—The disclosure of sensitive information to consultants, contractors, temporaries, volunteers, outsourcing organization staff, and other external parties must be preceded by the receipt of a signed Non-Disclosure Agreement (NDA). When an NDA pertains to an organization, to be valid, an officer of the recipient organization must sign the NDA. Clearwire employees must not sign NDAs provided by external parties without the advance authorization of Clearwire legal counsel designated to handle intellectual property matters.

vi.	Disclosing Information Belonging To External Parties—Clearwire employees must not disclose one external party’s information to another external party unless the external party providing the information or the legal Owner of the information has provided advance approval of the disclosure. Even when this disclosure has been approved in advance, the receiving party must sign a Non-Disclosure Agreement.

vii.	External Party Requests For Clearwire Information—Unless a user has been authorized by the information Owner to make disclosures, all requests for information about Clearwire and its business must be referred to the Public Relations department. Such requests include questionnaires, surveys, and newspaper interviews. This policy does not apply to sales and marketing information about Clearwire products and services, nor does it pertain to customer requests for information that has been approved for release to customers.

viii.	Prior Review—Every speech, presentation, technical paper, book, or other communication to be delivered to the public must be approved for release by the involved employee’s immediate manager and special consideration should also be given as to whether the Clearwire Public Relations and/or Legal departments are also consulted. This policy applies if the employee will represent Clearwire or discuss Clearwire affairs,

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or if the communication is based on information obtained in the course of performing Clearwire duties. If new products, research results, corporate strategies, customer information, or marketing approaches are to be divulged, approval of the director of Research and Development and the director of the Legal department must be obtained.

ix.	Releasing Information About Internal Events—Specific information about Clearwire internal events, including new products and services, staff promotions, reorganizations, and information system problems, must not be released to any external party, including members of the news media, without specific authorization from the Public Relations department.

x.	Discussions In Public Forums—Care must be taken to properly structure comments and questions posted to electronic bulletin boards, mailing lists, online news groups, and related forums on public networks like the Internet. Care must be taken when wording requests for proposals and help wanted advertisements so that strategic directions, new products, and other sensitive information are not indirectly divulged. If a user is part of a project team developing an unannounced new product or service, a research and development effort, or related confidential Clearwire matters, all related postings must be cleared with that user’s manager prior to being posted to any public network. Users must be careful not to reveal specifics about Clearwire internal systems through public postings.
II.	Resolving Problems With Disclosure Processes
i.	Unassigned Owner—If the Clearwire internal information being considered for disclosure to an external party does not have a designated Owner, then the disclosure decision must be made by the Clearwire VP of Information Technology. Before referring such decisions to the VP of Information Technology, those users handling a request for disclosure must consult the Clearwire Corporate Data Dictionary to determine whether an Owner has been assigned. Users also can ask the designated information Custodian to identify the Owner.

ii.	Unmarked Information—If the information being considered for disclosure to an external party is not marked with an appropriate Data Classification, users must assume that the information is Clearwire Internal Use Only information, and not approved for public release. Information marked Public does not require Owner approval prior to release to external parties.

iii.	Marking Preservation—The user disclosing Clearwire internal information to an external party must preserve markings indicating author, date, version number, usage restrictions, and other details that might be useful in determining the approved usage, currency, accuracy, and relevance of the information. An exception may be made, with Owner approval, in those cases where such markings would reveal Clearwire information that should not be disclosed to the external party.

iv.	Disclaimers—It is the information Owner’s responsibility to ensure that when controversial, frequently changing, highly uncertain, or potentially damaging information is released to an external party that it contains the appropriate legal disclaimers. Such disclaimers, generally provided by the Clearwire Legal department, include words that limit Clearwire liability, define the information’s intended uses, and inform recipients of potential problems associated with the information.

v.	Naming—The terminology used to refer to information released to an external party must be consistent with the terminology employed in the Clearwire Corporate Data Dictionary. Exceptions are permissible in those cases where specialized technical terms would not be readily understandable to an external party, or where use of such terms would reveal information that Clearwire does not wish to disclose. If there is any difference between the terminology used within Clearwire and the terminology used within the information disclosed to an external party, this difference must be approved in advance by the designated Owner.
III.	Required Disclosure Records
i.	Disclosure Records—The user releasing the information to an external party must maintain records reflecting the sensitive Clearwire internal information that has been distributed to the external party. Such records must indicate the types of information disclosed, the receiving external party’s name and contact information, and the date of release. Even though a confidentiality agreement may have been signed, and although management has approved the external party’s access to certain information, it is the responsibility of the user releasing the information to keep records reflecting the information disclosed.

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ii.	Recovery or Destruction—All copies of Secret information provided to an external party must be returned to the employee within Clearwire who provided it or all such copies must be destroyed and a certificate of destruction sent to the employee within Clearwire who provided it. Such recovery or destruction must occur within a month of the time when the information ceases to be useful for the intended purposes. The Clearwire employee who provided the information is responsible for recovering the information or obtaining a certificate of destruction. This Clearwire employee must note the recovery or destruction of the information in his or her records reflecting disclosures.

iii.	Reporting Improper Disclosures—If sensitive information has been inappropriately disclosed, or is believed to have been inappropriately disclosed, any employee who learns of the disclosure or apparent disclosure must report the circumstances immediately to the relevant information Owner. If an Owner has not been assigned for the information, any employee who learns of the disclosure or apparent disclosure must report the circumstances to the Legal department immediately. It is the Owner’s responsibility to determine whether the disclosure or suspected disclosure must be reported to external parties such as government banking regulators, criminal justice system personnel, customers, and others. If no Owner has been assigned, this decision is the Legal department’s responsibility.
IV.	Preparing Information for Disclosure
i.	Using the Best Information—Authorized disclosures of Clearwire internal information must be performed with the most current, accurate, timely, and relevant information available. The user disclosing the information must be aware of and extract the information from the system of record, or the definitive master copy of such information within Clearwire. If the user involved is not aware of the system of record, the Clearwire Corporate Data Dictionary can provide this information.

ii.	Updates To Previously Disclosed Information—Owners must have correct information that has been made public, or that has been disclosed to certain external parties, if subsequent events have made this information misleading or materially incorrect. Timely and prompt correction of the previously disclosed information is especially important in those instances where the public or an external party is likely to rely on the information in its decision-making processes. This requirement does not apply if the disclosure took place a year or more in the past, and the information is unlikely to be in use.

iii.	Designated Source For Public Disclosures—Information generated by Clearwire and released to the public must be accompanied by the name of a designated staff member acting as the single recognized official source and point of contact. All updates and corrections to this information that are released to the public must flow through this official source.

iv.	Phased Disclosure Of Controversial Information—Unless prevented from doing so by court order, controversial and sensitive Clearwire information may be released to the public in installments.

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IX.	Clearwire Security Policies & Standards: Information Privacy
I.	Overview And Applicability
Clearwire supports domestic and international laws and regulations that seek to protect the privacy rights of individuals.
This Information Privacy Policy applies to all Clearwire information users. All users are expected to be familiar with and fully in compliance with these policies. Employees who are not in compliance are subject to disciplinary action up to and including termination.
This policy also applies to external organizations that perform information-processing services on behalf of Clearwire. Use of external organizations to process personal data must always include a contractual commitment to consistently observe these policies and related Clearwire procedures and standards as specified by the Information Technology department. All external organizations handling personal data provided by Clearwire must periodically issue certificates of compliance with this policy, and permit Clearwire to initiate independent audits to determine compliance with this policy.
II.	Definitions
i.	Personal data— Includes any information relating to an individual. Such data includes name, address, telephone number, address, national ID number like social security number, driver’s license number, and personal business transaction details. For example, such a person could be a purchaser of Clearwire products. The following policies do not apply to statistical reports or other collections of information in which specific natural persons are not identifiable.

ii.	Processing of personal data or “processing”—Any operation or set of operations performed on personal data, whether by automatic means, such as collection, recording, organization, storage, adaptation or alteration, retrieval, consultation, use, disclosure by transmission, dissemination or otherwise making available, combination, blocking, erasure or destruction.

iii.	Owner—The Clearwire manager or executive, who determines the purposes for processing personal data, and who makes decisions about the security mechanisms to be used to protect such personal data.

iv.	Custodian—The Clearwire manager or external organization manager if processing is outsourced, who processes personal data according to the instructions provided by the Owner.

v.	External party—any person, partnership, corporation, public authority, government agency, or any other entity other than the individual, Owner, Custodian, and the persons who, under the direct authority of the Owner or the Custodian, are authorized to process the data.

vi.	Recipient—the person, public authority, government agency, or any other entity to whom personal data is disclosed, even if the recipient is an external party.

vii.	Consent—Any freely-given informed indication of his or her wishes by which the individual signifies his or her agreement to have his or her personal data processed, which may include disclosure.
No distinction between data, information, knowledge, or wisdom is made in this policy.
III.	Specific Requirements
All personal data must be processed fairly and lawfully, according to the laws and regulations of all jurisdictions where Clearwire does business.
Personal data must be collected for purposes communicated to the individual and not further processed in a way incompatible with those purposes. Further processing of such data for historical, statistical or other business

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purposes is not incompatible with the original purpose provided the further processing includes adequate additional controls protecting the rights of the individual.
The amount of personal data collected must be adequate, relevant, and not excessive in relation to the purposes for which the data are collected or for which they are further processed.
Personal data must be accurate and complete, and where necessary, kept up to date. Every reasonable step must be taken to ensure that personal data that are inaccurate or incomplete are definitively erased or corrected, keeping in mind the purposes for which they were collected or for which they are further processed.
Individuals must be given an opportunity to examine, and issue complaints about, inaccuracies or incompletion in records containing their personal data. Investigations of complaints must be performed promptly and must be answered with a letter informing the involved individuals about the courses of action that Clearwire will take. Any resulting erasures or corrections must be performed promptly and at no cost to the individuals. Reasonable steps to prevent reoccurrence of the same inaccuracies or incompletion must also be taken, for instance by adding an explanatory paragraph in the subject’s file. An exception to the requirements stated in this paragraph is permitted for personal data in management succession planning records, criminal activity investigation records, and other legitimate business activities where disclosure to the individual would be highly likely to jeopardize the project underway.
Personal data must not be kept in a form that permits identification of individuals for any longer than is necessary for the purposes for which the data were collected or for which they are further processed. For example, this can be implemented with linked separate files respectively containing identification information and related sensitive information. Owners of personal data are responsible for ensuring that items in the preceding points are complied with.
i.	Personal data may be processed only if:
•	The individual has given his or her consent unambiguously.

•	Processing is necessary for the performance of a contract to which the individual is party, such as completing an order for goods.

•	Processing is required to respond to a request made by the individual.

•	Processing is necessary for compliance with a legal obligation to which the Owner is subject.

•	Processing is necessary to protect the vital interests of the individual.

•	Processing is necessary to explore or provide new business products or services that may be of use to the Owner, as long as these new products or services do not override the fundamental rights or freedoms of the individual.
ii.	Processing personal data revealing racial or ethnic origin, political opinions, religious or philosophical beliefs, trade-union membership, criminal offenses, health, or sex life is prohibited unless:
•	The individual has provided explicit consent to such processing.

•	Processing is necessary for the purposes of carrying out the obligations and specific rights of the Owner in the field of employment law.

•	Processing is necessary to protect the vital interests of the individual or of another person where the individual is physically or legally incapable of giving his or her consent. Custodians of personal data are responsible for ensuring that items in the preceding two points are complied with.
IV.	Information to be Given to the Individual
The Owner or his or her representative must provide individuals with the following information:
•	The identity of the Custodian and the Custodian’s representative, if any.

•	The purposes of the processing that is intended.

•	The policies related to handling personal data, including material changes to these policies that have gone into effect since the personal data were collected.

•	Any further information such as:
o	The recipients or categories of recipients of the data.

o	Whether replies to the questions are obligatory or voluntary and the possible consequences of the failure to reply.

o	The existence of the right of access to and the right to correct the data concerning the individual.

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Where personal data have not been obtained directly from the individual, the Owner or his or her representative must notify the individual at the time when personal data will be processed.
If a disclosure to an external party is anticipated, the individual must be notified no later than the time when the data are disclosed. The Owner must provide the individual with at least the following information, except where the individual already knows it:
•	The identity of the Custodian and the Custodian’s representative, if any.

•	The purposes of the processing that is intended.

•	The policies related to handling personal data, including material changes to these policies that have gone into effect since the personal data was collected.

•	Any further information such as:
o	The categories of data concerned.

o	The recipients or categories of recipients of the data.

o	The existence of the right of access to and the right to correct information concerning the individual.
Upon request, the Owner or his or her representative must provide all individuals with a brief written summary of the subject’s rights to learn about, get copies of, lodge objections to, and correct personal data. Trained personnel who can explain an individual’s rights must be available to subjects by telephone.
If Clearwire changes its privacy policy, an attempt to notify all individuals must be promptly initiated. As a part of this notification, Clearwire must provide individuals with a summary of the changes and what these changes mean. Individuals also must be given an opportunity to be removed from Clearwire records.
V.	Individual’s Right of Access to Data
Every individual has the right to obtain the following from the Custodian:
Without undue constraint at reasonable intervals and without excessive delay or expense:
•	Confirmation as to whether data relating to him or her are processed an explanation of the purposes of the processing, the categories of data concerned, and the recipients or categories of recipients to whom the data are disclosed.

•	Details as to the source of information about the individual, if such information is recorded.

•	Communication of the personal data to the subject in an intelligible form.

•	Knowledge of the logic involved in any automatic processing of data concerning him or her at least in the case of the automated decisions affecting the individual.
When appropriate, an indication that his or her personal data have been corrected, erased, or blocked because they were incomplete or inaccurate.
Notification to external parties to whom the data have been disclosed of any correction, erasure, or blocking carried out in compliance with the prior paragraph, unless this proves impossible or involves a unreasonable effort or expense.
VI.	Individual’s Right to Object
Individuals may object, free of charge, to the processing of personal data that the Owner anticipates will be processed for the purposes of direct marketing. Owners must provide prompt processing mechanisms that permit individuals who objected to be removed from direct marketing lists.
Individuals must be informed before personal data are disclosed for the first time to external parties or used on the individual’s behalf for the purposes of direct marketing. Individuals must be expressly offered the right to object free of charge to such disclosures or uses. Owners must provide processing mechanisms that permit individuals who objected to block such a disclosure.
VII.	Disclosure of Personal Data to External Parties
Clearwire may provide external parties with personal data processed on its systems for generally accepted business purposes such as court orders, subpoenas, employment verification, governmental licensing, underwriting, and other reasons. All recipients of such information must definitively identify themselves, certify in writing the legal and

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customary purposes for which the information is sought and certify that the personal data will be used for no other purposes.
All disclosures to government agencies and other external parties must be preceded by written or other notice sent to the individual. A blanket, one-time approval of such disclosures is sufficient. Sufficient time must be provided between the receipt of such notice to the individual and the actual disclosure to the external party to permit the individual to object should he or she so elect.
VIII.	Processing Confidentiality And Security
The Owner must implement appropriate technical and organizational measures to protect personal data against accidental or unlawful destruction, accidental loss, unauthorized alteration, and unauthorized disclosure or access. These measures must be consistent with the standards and procedures issued by the Information Technology department.
Unless otherwise confirmed in writing, transfers of private information to another country, no matter what technology is employed, must not take place unless prior approval of the VP of Information Technology and VP of People Development has been obtained. An exception is made in those cases where the individual is, was, or will be located in the destination country, or when the individual has specifically requested such a transfer.
Clearwire information systems or staff must not link anonymous information about individual behavior or activities with personally-identifiable information unless the involved individuals have given their consent. For example, such a linkage could tie Internet shopping purchase information with web browsing logs.
The Owner or his or her designated representative must prepare a documented risk assessment to determine the privacy implications of all significantly new or different uses of personal data. Such a risk assessment must be completed before these uses take place and must include all steps in the proposed processing, including access, storage, transmission, and destruction. Such a risk assessment must include not only consideration of the risks, but also the security measures to be employed such as access controls, encryption, logs, data retention schedules, and data destruction procedures.
When building, testing, enhancing, and maintaining processing systems, developers must not use actual personal data. Instead, they must use fictional or sanitized personal data that preserves the essential characteristics of the data, but that does not relate to identifiable individuals. In emergency situations where processing with actual personal data is required, use of such information is permitted under strict security procedures defined by the Information Technology department.
All user access to processing systems and networks containing personal data must be logged so that every recent access to personal data can be traced to a specific user. Custodians of these systems and networks are responsible for the routine monitoring of such logs and the follow-up on potential security-relevant events.
When not in use, personal data must be stored in encrypted form if held in a computer or network, or in locked or similarly secured containers if held in paper, microfiche, or other non-computerized form. When sent over public computer networks such as the Internet, personal data must be protected by encryption. Procedures and standards issued by the Information Technology department provide additional details on these topics.
When they are no longer needed, all copies of personal data, including those on backup tapes, must be irreversibly destroyed according to standards defined in the Document Retention Policy and using procedures defined by the Information Technology department. A document describing the personal data destroyed and the reasons for such destruction must be prepared for each destruction process and must be promptly submitted to the relevant Owner. Permission to destroy personal data may be granted by only the Owner. The Owner may grant such permission only if all legal retention requirements and related business purposes have been met.
The use of techniques to covertly gather information about individuals who use the Internet is incompatible with this policy. Whenever Clearwire gathers information about individuals, the individuals must have agreed to the collection effort in advance. For this reason, Clearwire does not perform any covert recording of the Internet activity in which individuals have engaged.
Clearwire streamlines and expedites all of its computerized business interactions with individuals but, at the same time, strives to be forthright and clear about its privacy policies. To support these objectives and to encourage individuals to use Internet commerce sites and other computerized business systems, Clearwire will adopt and

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support all generally-accepted standards for web content rating, web site privacy protection, and Internet commerce security, including those offered by organizations that grant seals of approval.
Clearwire does not use externally-meaningful identifiers as its own internal individual account numbers. For example, to prevent identity theft, Clearwire customer account numbers must never be equivalent to social security numbers, driver’s license numbers, or any other identifier that might be used in an unauthorized fashion by an external party.
IX.	Monitoring Of Internal Activities
In general terms, Clearwire does not engage in blanket monitoring of internal communications. It does, however, reserve the right at any time to monitor, access, retrieve, read, or disclose internal communications when a legitimate business need exists that cannot be satisfied by other means, the involved individual is unavailable and timing is critical to a business activity, there is reasonable cause to suspect criminal activity or policy violation, or monitoring is required by law, regulation, or by agreement with an external party.
At any time, Clearwire may log web sites visited, files downloaded, and related information exchanges over the Internet by Clearwire employees and by other authorized users of Clearwire’s networks. Clearwire may record the numbers dialed for telephone calls placed through its telephone systems. Department managers may receive reports detailing the usage of these and other internal information systems, and are responsible for determining that such usage is both reasonable and business-related.
All files and messages stored on Clearwire processing systems are routinely backed up to tape, disk, and other storage media. This means that information stored on Clearwire information processing systems, even if an employee has specifically deleted it, is often recoverable and may be examined at a later date by system administrators and by others designated by management.
At any time and without prior notice, Clearwire management reserves the right to examine archived electronic mail, personal computer file directories, hard disk drive files, and other information stored on Clearwire information processing systems. This information may include personal data. Such examinations are typically performed to assure compliance with internal policies, to support the performance of internal investigations, and to assist with the management of Clearwire information processing systems.

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Exhibit A
[To be provided by Clearwire at a later date.]

Exhibit B
Form of Termination Statement
[Clearwire US LLC]
Amdocs Software Systems Limited
1ST Floor, Block S
East Point Business Park
Dublin 3
Ireland
Dear [                    ],

Re:	Termination of the Customer Care and Billing Services Agreement dated as of March ___, 2009, between Clearwire US LLC (“Clearwire”) and Amdocs Software Systems Limited (“Amdocs”)
The Customer Care and Billing Services Agreement (the “Agreement”) between our companies dated as of MArch ___, 2009, has been terminated by us as of [                    ].
We hereby state that Clearwire is so terminating the Agreement on the basis of its right under the Agreement to terminate for                     , and not on the basis of its right under the Agreement to terminate for cause.
Sincerely,
Clearwire US LLC